            As filed with the Securities and Exchange Commission on May 1, 2007.
                                                     Registration No. 333-138846
                                                                        811-4113

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 1

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 1

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A
        (formerly, The Manufacturers Life Insurance Company of New York)
                           (Exact name of Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                               (Name of Depositor)

                       100 Summit Lake Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                                 (914) 773-0708
               (Depositor's Telephone Number Including Area Code)

                                Arnold R. Bergman
                 John Hancock Life Insurance Company of New York
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)

                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NS
                            Washington, DC 20005-3306

Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]   immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2007 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on February 12, 2007 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                 JOHN HANCOCK LIFE INSURANCE COMPANY of New York
                               SEPARATE ACCOUNT A

                  CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-4

N-4 Item
Part A     Caption in Prospectus
--------   ---------------------
1.......   Cover Page

2.......   Glossary of Special Terms

3.......   Overview, Fee Tables, Examples

4.......   Appendix U: Accumulation Unit Value Tables

5.......   General Information about Us, The Separate Accounts and The Funds

6.......   Charges and Deductions; Withdrawal Charges; Administration Fees;
           Mortality and Expense Risks Charge; Taxes; Appendix A - Examples of
           Calculation of Withdrawal Charge

7.......   Accumulation Period Provisions; Our Approval; Purchase Payments;
           Accumulation Units; Net Investment Factor; Transfers Among Investment
           Options; Special Transfer Services - Dollar Cost Averaging; Special
           Transfer Services - Asset Rebalancing Program; Withdrawals; Special
           Withdrawal Services - Income Plan; Contract Owner Inquiries; Other
           Contract Provisions; Ownership; Beneficiary; Modification;

8.......   Pay-out Period Provisions; General; Annuity Options; Determination of
           Amount of the First Variable Annuity Payments; Annuity Units and the
           Determination of Subsequent Variable Annuity Payments; Transfers
           During Pay-out Period

9.......   Accumulation Provisions; Death Benefit During Accumulation Period;
           Annuity Options; Death Benefit During Pay-out Period

10......   Accumulation Period Provisions; Purchase Payments; Accumulation
           Units; Value of Accumulation Units; Net Investment Factor;
           Distribution of Contracts

11......   Accumulation Period Provisions; Purchase Payments; Other Contract
           Provisions; Right to Review Contract

12......   Federal Tax Matters; Introduction; Our Tax Status; Special
           Considerations for Optional Benefits, Non-Qualified Contracts,
           Qualified Contracts

13......   Not Applicable

14......   Statement of Additional Information - Table of Contents

Part B     Caption in Statement of Additional Information
------     ----------------------------------------------
15......   Cover Page

16......   Table of Contents

17......   General Information and History.

18......   Services-Independent Auditors, Services-Servicing Agent

19......   Not Applicable

20......   Services - Principal Underwriter

21......   Performance Data

22......   Not Applicable

23......   Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                          (NYVantage Variable Annuity)
                          (currently issued contracts)

                                                    Prospectus Dated May 1, 2007

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                      VENTURE VANTAGE(R) VARIABLE ANNUITY

This Prospectus describes interests in VENTURE VANTAGE(R) flexible Purchase Payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture Vantage(R) variable annuity Contract for the name of your issuing Company.

VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Funds of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. We show the Fund's manager (i.e. subadviser) in bold above the name of the Fund:

CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust
   U.S. Large Cap Trust
CAPITAL RESEARCH AND MANAGEMENT COMPANY
   (Adviser to the American Fund Insurance Series)
   American Asset Allocation Trust
   American Bond Trust
   American Global Growth Trust
   American Global Small Cap Trust
   American Growth Trust
   American Growth-Income Trust
   American High Income Trust
   American International Trust
   American New World Trust
DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust
   Fundamental Value Trust
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
   Real Estate Securities Trust
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust
JENNISON ASSOCIATES LLC
   Capital Appreciation Trust
LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust
MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   (Adviser to the Franklin Templeton
   Founding Allocation Trust)
   Franklin Templeton Founding
   Allocation Trust
   Index Allocation Trust
   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust
   Money Market Trust
   Pacific Rim Trust
MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities Trust
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust
   Total Return Trust
PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust
RCM CAPITAL MANAGEMENT LLC
T. ROWE PRICE ASSOCIATES, INC.
   Science & Technology Trust(1)
T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust
   Equity-Income Trust
   Health Sciences Trust
   Small Company Value Trust
TEMPLETON INVESTMENT COUNSEL, LLC
   International Small Cap Trust
   International Value Trust
UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust
VAN KAMPEN
   Value Trust
WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust
   Mid Cap Intersection Trust
   Mid Cap Stock Trust
   Natural Resources Trust
   Small Cap Growth Trust
   Small Cap Value Trust
WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust
   Strategic Bond Trust
   U.S. Government Securities Trust

(1) The Science & Technology Trust is subadvised by T. Rowe Price Associates, Inc. and RCM Capital Management LLC.

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

We will add a "PAYMENT ENHANCEMENT" of at least 3% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                  JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER           MAILING ADDRESS            ANNUITIES SERVICE CENTER           MAILING ADDRESS
601 Congress Street                Post Office Box 55230      601 Congress Street                Post Office Box 55013
Boston,                            Boston,                    Boston,                            Boston,
Massachusetts 02210-2805           Massachusetts 02205-5230   Massachusetts 02210-2805           Massachusetts 02205-5013
(617) 663-3000 or (800) 344-1029   www.jhannuities.com        (877) 391-3748 or (800) 551-2078   www.jhannuitiesnewyork.com

Venture Vantage(R) 2007

                               Table of Contents

I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     3
III. FEE TABLES ..........................................................     8
   EXAMPLES ..............................................................     9
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT, AND THE FUNDS ....    13
   THE COMPANIES .........................................................    13
   THE SEPARATE ACCOUNT ..................................................    14
   THE FUNDS .............................................................    14
   VOTING INTEREST .......................................................    21
V. DESCRIPTION OF THE CONTRACT ...........................................    22
   ELIGIBLE PLANS ........................................................    22
   ACCUMULATION PERIOD PROVISIONS ........................................    22
      Purchase Payments ..................................................    22
      Payment Enhancements ...............................................    22
      Accumulation Units .................................................    23
      Value of Accumulation Units ........................................    24
      Net Investment Factor ..............................................    24
      Transfers Among Investment Options .................................    24
      Maximum Number of Investment Options ...............................    25
      Telephone and Electronic Transactions ..............................    25
      Enhanced Transfer Services-Dollar Cost Averaging ...................    26
      Special Transfer Services-Asset Rebalancing Program ................    26
      Withdrawals ........................................................    27
      Special Withdrawal Services-The Income Plan ........................    27
      Death Benefit During Accumulation Period ...........................    28
PAY-OUT PERIOD PROVISIONS ................................................    29
      General ............................................................    29
      Annuity Options ....................................................    30
      Determination of Amount of the First Variable Annuity Payment ......    32
      Annuity Units and the Determination of Subsequent Variable Annuity
      Payments ...........................................................    33
      Transfers During Pay-out Period ....................................    33
      Death Benefit During Pay-out Period ................................    33
OTHER CONTRACT PROVISIONS ................................................    33
      Right to Review ....................................................    33
      Ownership ..........................................................    34
      Annuitant ..........................................................    34
      Beneficiary ........................................................    34
      Modification .......................................................    34
      Our Approval .......................................................    35
      Misstatement and Proof of Age, Sex or Survival .....................    35
   FIXED INVESTMENT OPTIONS ..............................................    35
VI. OPTIONAL BENEFITS ....................................................    37
   OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..............    37
   INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT
   RIDERS ................................................................    40
   FEATURES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..............    42
      Income Plus for Life ...............................................    44
      Income Plus for Life - Joint Life (not available in New York) ......    49
      Principal Plus for Life ............................................    52
      Principal Plus for Life Plus Automatic Annual Step-up ..............    57
   ANNUAL STEP DEATH BENEFIT .............................................    58
VII. CHARGES AND DEDUCTIONS ..............................................    60
   WITHDRAWAL CHARGES ....................................................    60
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible
      Nursing Home .......................................................    61
   ANNUAL CONTRACT FEE ...................................................    61
   ASSET-BASED CHARGES ...................................................    61
      Daily Administration Fee ...........................................    61
      Mortality and Expense Risks Fee ....................................    62
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................    62
   PREMIUM TAXES .........................................................    63
VIII. FEDERAL TAX MATTERS ................................................    64
   INTRODUCTION ..........................................................    64
   OUR TAX STATUS ........................................................    64
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    64
   NON-QUALIFIED CONTRACTS ...............................................    65
      Undistributed Gains ................................................    65
      Taxation of Annuity Payments .......................................    65
      Surrenders, Withdrawals and Death Benefits .........................    65
      Taxation of Death Benefit Proceeds .................................    65
      Penalty Tax on Premature Distributions .............................    66
      Puerto Rico Non-Qualified Contracts ................................    66
      Diversification Requirements .......................................    66
   QUALIFIED CONTRACTS ...................................................    67
      Penalty Tax on Premature Distributions .............................    68
      Tax-Free Rollovers .................................................    68
      Loans ..............................................................    69
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............    69
   SEE YOUR OWN TAX ADVISER ..............................................    69
IX. GENERAL MATTERS ......................................................    70
   ASSET ALLOCATION SERVICES .............................................    70
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM ..............    70
   DISTRIBUTION OF CONTRACTS .............................................    70
      Standard Compensation ..............................................    70
      Revenue Sharing and Additional Compensation ........................    71
      Differential Compensation ..........................................    71
      Contracts Sold Directly Without Payment of Any Sales Compensation ..    71
   CONFIRMATION STATEMENTS ...............................................    72
   REINSURANCE ARRANGEMENTS ..............................................    72
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .................   A-1
APPENDIX B: PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION RIDER ........   B-1
APPENDIX C: GUARANTEED MINIMUM WITHDRAWAL BENEFIT EXAMPLES ...............   C-1
APPENDIX D: QUALIFIED PLAN TYPES .........................................   D-1
APPENDIX E: EXAMPLES OF PAYMENT ENHANCEMENT CALCULATIONS .................   E-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...........................   U-1

We provide additional information about the Contract and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information about us, the Contracts and the Separate Account. We list the table of contents of the Statement of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

Statement of Additional Information
Table of Contents

General Information and History .........................     3
Accumulation Unit Value Tables ..........................     3
Services ................................................     3
   Independent Registered Public Accounting Firm ........     3
   Servicing Agent ......................................     3
   Principal Underwriter ................................     3
   Special Compensation and Reimbursement Arrangements ..     4
Legal and Regulatory Matters ............................     6
Appendix A: Audited Financial Statements ................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

Statement of Additional Information
Table of Contents

General Information and History .........................     3
Accumulation Unit Value Tables ..........................     3
Services ................................................     3
   Independent Registered Public Accounting Firm ........     3
   Servicing Agent ......................................     3
   Principal Underwriter ................................     3
   Special Compensation and Reimbursement Arrangements ..     4
Legal and Regulatory Matters ............................     6
Appendix A: Audited Financial Statements ................   A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at 601 Congress St. Boston, MA 02210-2805.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The combination fixed and variable annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which the Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

FUND: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

GENERAL ACCOUNT: All of our assets, other than assets in the Separate Account and any other separate accounts we may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The date on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed.

NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Maturity Date.

PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.

SUB-ACCOUNT: A Sub-Account of the Separate Account. Each Sub-Account invests in shares of a specific Fund.

UNPAID LOANS: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Fund.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination fixed and variable annuity contract between you and the Company. "Deferred payment" means payments by the Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and annuity payments on a variable and/or fixed basis.

WHAT IS A PAYMENT ENHANCEMENT?

We will add a "Payment Enhancement" of at least 3% of each Purchase Payment that you make under your Contract. We are currently offering higher promotional rates on Payment Enhancements for initial and subsequent Purchase Payments. The current promotional Payment Enhancement Rate is 5.0%. We may terminate the promotional Payment Enhancements at any time. Initial and subsequent payments that do not receive a promotional Payment Enhancement will receive the guaranteed Payment Enhancement rate shown in the table in the section entitled "V. Description of the Contract - Payment Enhancement". The Payment Enhancement is funded from our General Account. The Payment Enhancement is allocated among Investment Options in the same proportion as your Purchase Payment. The amount returned if you exercise your right to return the Contract during the "right to review" period is reduced by any Payment Enhancements. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, a choice of optional guaranteed minimum withdrawal benefits, annuity payments and tax-deferred treatment of earnings.

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFITS, AND GUARANTEED FEES.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For Contracts issued outside of New York, if a Contract Owner dies, we have the right to deduct any Payment Enhancements applied to the Contract in the 12 month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

For an additional fee, you may elect an optional death benefit called the "Annual Step Death Benefit." The Contract also offers a choice of optional guaranteed minimum withdrawal benefits for an additional fee. We provide more information about these optional benefits in this Prospectus under "VI. Optional Benefits."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Maturity Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant.

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to the Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Contract's Maturity Date, the Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your investment choices.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for subsequent Purchase Payments. Generally, you may make additional Purchase Payments at any time.

MINIMUM INITIAL PURCHASE   MINIMUM SUBSEQUENT
         PAYMENT            PURCHASE PAYMENT
------------------------   ------------------
         $10,000                  $30

If a Purchase Payment causes your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.

VARIABLE INVESTMENT OPTIONS. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Fund. The Fund prospectus contains a full description of a Fund. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in a Fund directly and reinvested all Fund dividends and distributions in additional Fund shares. Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Fund of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your financial consultant.

FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, but we may make a DCA Fixed Investment Option from time to time. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Fund to increased Fund transaction costs (affecting the value of the shares) and/or disruption to the corresponding Fund manager's ability to effectively manage such corresponding Fund, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply the Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. We will deduct any partial withdrawal proportionally from each of your Investment Options based on the value in each, unless you direct otherwise. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders

     -    INCOME PLUS FOR LIFE, OR

     -    INCOME PLUS FOR LIFE - JOINT LIFE, OR

     -    PRINCIPAL PLUS FOR LIFE, OR

     -    PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP.

You may elect to purchase any one of these optional benefit Riders, if available in your state. You may only elect one guaranteed minimum withdrawal benefit Rider. You may not be age 81 or over to purchase Income Plus for Life, and the older of you and your spouse must not be age 81 or over to purchase Income Plus for Life - Joint Life. You may not be age 81 or older to purchase Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up.

We designed the guaranteed minimum withdrawal benefit Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus for Life - Joint Life option.

In addition, our Principal Plus for Life Riders (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not include Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

Under any of our guaranteed minimum withdrawal benefit Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual withdrawals (including any applicable withdrawal charges):

     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.

Similarly, if your withdrawals (including any applicable withdrawal charges) exceed the Guaranteed Withdrawal Amount in any year, we may reduce the Guaranteed Withdrawal Amount that we guarantee for future withdrawals.

We will pay withdrawal benefits automatically during a guaranteed minimum withdrawal benefit Rider's "Settlement Phase" that we describe in the "Optional Benefits" section of the Prospectus.

YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWALS EXCEED THE LIMITS SPECIFIED IN A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE.

YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING "BENEFIT BASE" OR "GUARANTEED WITHDRAWAL BALANCE" TO ZERO.

We will increase the Benefit Base or Guaranteed Withdrawal Balance by a Bonus that varies by the Rider you select, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "Step-up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDING PURCHASE PAYMENTS AFTER THE INITIAL PURCHASE PAYMENT FOR CONTRACTS ISSUED WITH ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.

IF YOU ELECT TO PURCHASE ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THESE BENEFITS. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in "VI. Optional Benefits".)

The Automatic Annual Step-up or Spousal Protection versions of the Principal Plus for Life Rider enhance the guarantees we provide in the standard Principal Plus for Life Rider for the additional fee described in the Fee Tables.

THE AMOUNT THAT MAY BE PROVIDED BY MORE FREQUENT "STEP-UP" DATES UNDER THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDER, MAY, OVER TIME, BE MORE THAN OFFSET BY THE ADDITIONAL FEE ASSOCIATED WITH THIS RIDER COMPARED TO THE PRINCIPAL PLUS FOR LIFE RIDER. For additional information on these Riders, please see the section entitled "VI. Optional Benefits."

John Hancock USA also made a spousal version of Principal Plus for Life available for purchase before May 1, 2007 outside the state of New York. If you elected this version, entitled "Principal Plus for Life Plus Spousal Protection": (a) the older of you and your spouse must not be age 81 or older; and (b) both you and your spouse must be at least 65 or, if not, you must have birthdates less than 6 years apart from each other. In certain cases, we will issue a Contract on and after May 1, 2007 with this Rider. For additional information on this Rider, please see Appendix B: Principal Plus for Life Plus Spousal Protection. This Rider cannot be revoked once elected.

Annual Step Death Benefit Rider

You may elect to purchase the optional Annual Step Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit Rider, however, if you (or any joint Owner) have attained age 80.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $40. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to any assets you have in a Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Maturity Date, or if you surrender your Contract in its entirety for cash prior to the Maturity Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds; and

     -    periodic payments under one of our annuity payment options.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

Special 10% tax penalties apply in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.

IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR FINANCIAL PROFESSIONAL SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?

In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation and increased by any charges for premium taxes deducted by us to that date and decreased by any Payment Enhancement. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the cover of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture Vantage(R) Contract. These fees are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Fund Operating Expenses" are described in detail in the Fund's prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                      CONTRACT OWNER TRANSACTION EXPENSES(1)
     JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE(2)

(as percentage of Purchase Payments)
   First Year                           8.5%
   Second Year                          8.5%
   Third Year                             8%
   Fourth Year                            7%
   Fifth Year                             6%
   Sixth Year                             5%
   Seventh Year                           4%
   Eighth Year                            3%
   Ninth Year                             2%
   Thereafter                             0%

TRANSFER FEE(3)
   Maximum Fee                         $ 25
   Current Fee                         $  0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "IX. General Matters - Premium Taxes").

(2) This charge is taken on a first-in first-out basis upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL FUND OPERATING EXPENSES.

               PERIODIC FEES AND EXPENSES OTHER THAN FUND EXPENSES

ANNUAL CONTRACT FEE(1)                        $  40
ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)
Mortality and Expense Risks Fee                1.25%
Daily Administration Fee (asset based)         0.30%
                                              -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES         1.55%
                                              =====
(With No Optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT

Optional Annual Step Death Benefit Fee         0.20%
                                              -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)      1.75%
                                              =====

FEES DEDUCTED FROM CONTRACT VALUE

Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)

                                                                                                 PRINCIPAL PLUS FOR
                                   INCOME PLUS FOR     PRINCIPAL PLUS FOR                         LIFE PLUS SPOUSAL
                                LIFE - JOINT LIFE(5)        LIFE PLUS                               PROTECTION(8)
              INCOME PLUS FOR    (NOT AVAILABLE IN      AUTOMATIC ANNUAL    PRINCIPAL PLUS FOR    (NOT AVAILABLE IN
                  LIFE(4)             NEW YORK)             STEP-UP(6)           LIFE(7)              NEW YORK)
              ---------------   --------------------   ------------------   ------------------   ------------------
Maximum Fee        1.20%               1.20%                  1.20%                0.75%               1.20%
Current Fee        0.60%               0.60%                  0.60%                0.40%               0.65%

(1) The $40 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee.

(4) The current charge for the Income Plus for Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is "Stepped-up" to equal the Contract Value.

(5) The current charge for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is "Stepped-up" to equal the Contract Value.

(6) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Benefit amount. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Benefit amount is "Stepped-up" to equal the Contract Value.

(7) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Benefit amount. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Benefit amount is "Stepped-up" to equal the Contract Value.

(8) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Benefit amount. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Benefit amount is "Stepped-up" to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS.

TOTAL ANNUAL FUND OPERATING EXPENSES                              MINIMUM   MAXIMUM
------------------------------------                              -------   -------
Range of expenses that are deducted from Fund assets, including
management fees, Rule 12b-1 fees, and other expenses              0.76%       1.67%

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Fund fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

EXAMPLE 1: MAXIMUM FUND OPERATING EXPENSES- CONTRACT WITH OPTIONAL BENEFIT
RIDERS

The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
INCOME PLUS FOR LIFE AND ANNUAL STEP DEATH BENEFIT

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
EXAMPLE 1: MAXIMUM FUND OPERATING EXPENSES-
CONTRACT WITH OPTIONAL BENEFIT RIDERS

If you surrender the Contract at the end of the
   applicable time period:                           $1,253    $2,182    $3,001    $5,072

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $  475    $1,449    $2,451    $5,072

EXAMPLE 2: MINIMUM FUND OPERATING EXPENSES - CONTRACT WITH NO OPTIONAL BENEFIT RIDERS

The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $1,025    $1,514    $1,850    $2,669

If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $  237    $  731    $1,250    $2,669

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE FUNDS, AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE FUND'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.

The Funds available may be restricted if you purchase a guaranteed minimum withdrawal benefit rider (See Optional Benefits).

                                                                    ACQUIRED
                                                                   FUND FEES      TOTAL       CONTRACTUAL       NET
                                MANAGEMENT   12B-1      OTHER         AND       OPERATING       EXPENSE      OPERATING
                                   FEES       FEES   EXPENSES(1)    EXPENSES   EXPENSES(2)   REIMBURSEMENT    EXPENSES
                                ----------   -----   -----------   ---------   -----------   -------------   ---------
JOHN HANCOCK
TRUST (SERIES II):
Blue Chip Growth(3)                0.81%     0.25%      0.02%          --         1.08%            --          1.08%
Capital Appreciation               0.75%     0.25%      0.03%          --         1.03%            --          1.03%
Classic Value                      0.80%     0.25%      0.11%          --         1.16%            --          1.16%
Core Equity                        0.78%     0.25%      0.05%          --         1.08%            --          1.08%
Equity-Income(3)                   0.81%     0.25%      0.03%          --         1.09%            --          1.09%
Financial Services                 0.82%     0.25%      0.04%          --         1.11%            --          1.11%
Franklin Templeton Founding
    Allocation(4, 5)               0.05%     0.25%      0.07%        0.97%        1.34%          0.09%         1.25%
Fundamental Value                  0.77%     0.25%      0.04%          --         1.06%            --          1.06%
Global Allocation                  0.85%     0.25%      0.13%          --         1.23%            --          1.23%
Global Bond                        0.70%     0.25%      0.10%          --         1.05%            --          1.05%
Health Sciences(3)                 1.05%     0.25%      0.09%          --         1.39%            --          1.39%
High Income(4)                     0.68%     0.25%      0.06%          --         0.99%            --          0.99%
High Yield                         0.66%     0.25%      0.05%          --         0.96%            --          0.96%
Income & Value                     0.79%     0.25%      0.07%          --         1.11%            --          1.11%
Index Allocation(6)                0.05%     0.25%      0.09%        0.53%        0.92%          0.12%         0.80%
International Core                 0.89%     0.25%      0.10%          --         1.24%            --          1.24%
International Opportunities        0.89%     0.25%      0.11%          --         1.25%            --          1.25%
International Small Cap            0.92%     0.25%      0.19%          --         1.36%            --          1.36%
International Value(7)             0.82%     0.25%      0.11%          --         1.18%            --          1.18%
Investment Quality Bond            0.60%     0.25%      0.07%          --         0.92%            --          0.92%
Lifestyle Aggressive               0.04%     0.25%      0.02%        0.90%        1.21%            --          1.21%
Lifestyle Balanced                 0.04%     0.25%      0.01%        0.84%        1.14%            --          1.14%
Lifestyle Conservative             0.04%     0.25%      0.02%        0.78%        1.09%            --          1.09%
Lifestyle Growth                   0.04%     0.25%      0.01%        0.87%        1.17%            --          1.17%
Lifestyle Moderate                 0.04%     0.25%      0.02%        0.81%        1.12%            --          1.12%
Mid Cap Index                      0.48%     0.25%      0.04%          --         0.77%            --          0.77%
Mid Cap Intersection(4)            0.87%     0.25%      0.07%          --         1.19%            --          1.19%
Mid Cap Stock                      0.84%     0.25%      0.04%          --         1.13%            --          1.13%
Money Market                       0.48%     0.25%      0.03%          --         0.76%            --          0.76%
Natural Resources                  1.00%     0.25%      0.06%          --         1.31%            --          1.31%
Pacific Rim                        0.80%     0.25%      0.22%          --         1.27%            --          1.27%
Real Estate Securities             0.70%     0.25%      0.03%          --         0.98%            --          0.98%
Science & Technology               1.05%     0.25%      0.09%          --         1.39%            --          1.39%
Small Cap Growth                   1.07%     0.25%      0.08%          --         1.40%            --          1.40%
Small Cap Opportunities            0.99%     0.25%      0.03%          --         1.27%            --          1.27%
Small Cap Value                    1.06%     0.25%      0.06%          --         1.37%            --          1.37%
Small Company Value(3)             1.02%     0.25%      0.06%          --         1.33%            --          1.33%
Strategic Bond                     0.68%     0.25%      0.07%          --         1.00%            --          1.00%
Total Return                       0.70%     0.25%      0.06%          --         1.01%            --          1.01%
U.S. Government Securities(8)      0.61%     0.25%      0.08%          --         0.94%            --          0.94%
U.S. Large Cap                     0.83%     0.25%      0.03%          --         1.11%            --          1.11%
Value                              0.74%     0.25%      0.05%          --         1.04%            --          1.04%

*    See notes beginning after next table.

                                            FEEDER FUNDS(9)                             MASTER FUND(9)
                               -----------------------------------------   ----------------------------------------
                                                                                                             TOTAL
                                                                 TOTAL                                     MASTER &
                               MANAGEMENT   12B-1     OTHER    OPERATING   MANAGEMENT   12B-1     OTHER     FEEDER
                                  FEES       FEES   EXPENSES    EXPENSES    FEES(10)     FEES   EXPENSES   EXPENSES
                               ----------   -----   --------   ---------   ----------   -----   --------   --------
American Asset Allocation(4)       --       0.75%     0.03%      0.78%        0.32%       --      0.01%      1.11%
American Bond                      --       0.50%     0.03%      0.53%        0.41%     0.25%     0.01%      1.20%
American Global Growth(4)          --       0.75%     0.03%      0.78%        0.55%       --      0.04%      1.37%
American Global Small
   Capitalization(4)               --       0.75%     0.03%      0.78%        0.72%       --      0.05%      1.55%
American Growth                    --       0.50%     0.03%      0.53%        0.32%     0.25%     0.02%      1.12%
American Growth-Income             --       0.50%     0.03%      0.53%        0.27%     0.25%     0.01%      1.06%
American High-Income Bond(4)       --       0.75%     0.03%      0.78%        0.48%       --      0.01%      1.27%
American International             --       0.50%     0.03%      0.53%        0.50%     0.25%     0.05%      1.33%
American New World(4)              --       0.75%     0.03%      0.78%        0.81%       --      0.08%      1.67%

NOTES TO FUND EXPENSE TABLES

(1) The Adviser has voluntarily agreed to limit Other Expenses as described under "Management of JHT - Advisory Fee Waivers and Expense Reimbursements" in the Fund's prospectus. The Adviser may terminate this limitation at any time upon notice to JHT.

(2) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Operating Expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(3) The Adviser has voluntarily agreed to waive a portion of its advisory fee for each of these T. Rowe Price subadvised funds as described under "Management of JHT - Advisory Fee Waivers and Expense Reimbursements" in the Fund's prospectus. The Adviser may terminate this waiver at any time upon notice to the Trust.

(4) For Funds that have not started operations or have operations of less than six months as of December 31, 2006, expenses are based on estimates which reflect what actual expenses are expected to be incurred over the next year.

(5) The Franklin Templeton Founding Allocation Trust is subject to an expense reimbursement as noted under "Management of JHT - Advisory Fee Waivers and Expense Reimbursements." This contractual expense reimbursement will remain in effect until May 1, 2008, but may be terminated by the adviser any time after May 1, 2008. If expenses were not reimbursed, expenses reflected in the table would be higher. The Franklin Templeton Founding Allocation Trust currently invests in the Global Trust, the Mutual Shares Trust and the Income Trust. The expenses of each of these funds are set forth above.

(6) The Adviser has contractually agreed to reimburse expenses of the Index Allocation Trust as described under "Management of JHT - Contractual Expenses Limit" until May 1, 2008.

(7) The Adviser has voluntarily agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the International Value Trust does not exceed 0.45% of the Fund's average net assets. For the year ended December 31, 2006, the effective annual advisory fee reflecting these waivers for the International Value Trust was 0.80%. The Net Operating Expenses for International Value Trust Series II reflecting these waivers was 1.16%. This advisory fee waiver may be rescinded at any time.

(8) The Advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2006 had the new rates been in effect for the whole year.

(9) A "feeder fund" means that the Fund does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. The prospectus of the master fund for each of these feeder funds will be delivered together with this Prospectus. Each feeder fund is invested in Series II of the Fund. The American Asset Allocation, American Global Growth, American Global Small Capitalization, American High-Income Bond and American New World Trusts are invested in class I shares of the American Fund Master Fund. The American Bond, American Growth, American Growth-Income and American International Trusts are invested in class II shares of the American Fund Master Fund.

(10) Capital Research Management Company (the adviser to the master fund for each of the JHT feeder funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.

A Table of Accumulation Unit Values relating to the Contract is included in "Appendix U" to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the Separate Account may be found in the Statement of Additional Information.

      IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNT, AND THE FUNDS

THE COMPANIES

We are a subsidiary of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics; 1st
Standard & Poor's   category of 21

A++                 Superior companies have a very strong ability to meet their
A.M. Best           obligations; 1st category of 16

AA+                 Very strong capacity to meet policyholder and contract
Fitch               obligations; 2nd category of 24

John Hancock USA has also received the following rating from Moody's:

Aa2                 Excellent in financial strength; 3 category of 21
Moody's

These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Fund.

With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claim pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all fixed annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

- the liability to pay contractual claims under the contracts is assumed by another insurer; or

- we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

THE SEPARATE ACCOUNT

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Funds made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Fund through one of our Separate Accounts. We hold the Fund's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Fund) of the Separate Account. The Separate Account's assets (including the Fund's shares) belong to the Company.

For Contracts issued by John Hancock USA, we purchase and hold Fund shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Fund shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against the Separate Account without regard to the Company's other income, gains, or losses. Nevertheless, all obligations arising under the Company's Contracts are general corporate obligations of the Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Account with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Account. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE FUNDS

When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Fund of John Hancock Trust.

THE FUNDS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Funds are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Funds also may be available through participation in certain qualified pension or retirement plans.

Investment Management

The Funds' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Funds are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Fund described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE FUNDS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Funds. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a Subadviser for a Fund or the fees paid to Subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Fund are no longer available for investment or in our judgment investment in a Fund becomes inappropriate, we may eliminate the shares of a Fund and substitute shares of another Fund, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Fund Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Fund shares as a percentage (rounded to two decimal places) of each Fund's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Funds are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.

The Funds pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Funds. The amount of this compensation is based on a percentage of the assets of the Fund attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Fund to Fund and among classes of shares within a Fund. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Fund's assets and paid for the services we or our affiliates provide to that Fund. In addition, compensation payments of up to 0.45% of assets may be made by a Fund's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Funds of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "IX. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Fund Operating Expenses table.

Funds-of-Funds and Master-Feeder Funds

Each of the John Hancock Trust's Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Funds ("JHT Funds of Funds") is a "fund-of funds" that invest in other underlying funds. Expenses for a fund-of-funds may be higher than that for other funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying funds for that Fund, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Cap, American Growth, American Growth-Income, American High Income, American International, and American New World Trust ("JHT American Funds") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Funds operate as "feeder funds," which means that the each Fund does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Funds has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Funds.

Fund Investment Objectives and Strategies

You bear the investment risk of any Fund you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Funds that we make available under the Contracts. You can find a full description of each Fund, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Fund in the prospectus for that Fund. YOU CAN OBTAIN A COPY OF A FUND'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE FUNDS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST

We show the Fund's manager (i.e., subadviser) in bold above the name of the Fund and we list the Funds alphabetically by subadviser.

   The Funds available may be restricted if you purchase a guaranteed minimum withdrawal benefit rider (See Optional Benefits).

CAPITAL GUARDIAN TRUST COMPANY
   Income & Value Trust          Seeks the balanced accomplishment of (a)
                                 conservation of principal and (b) long-term
                                 growth of capital and income. To do this, the
                                 Fund invests its assets in both equity and
                                 fixed income securities based on the expected
                                 returns of the portfolios.

   U.S. Large Cap Trust          Seeks long-term growth of capital and income.
                                 To do this, the Fund invests at least 80% of
                                 its net assets in equity and equity-related
                                 securities of quality largecap U.S. companies
                                 that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND
   American Asset Allocation     Seeks to provide high total return (including
   Trust                         income and capital gains) consistent with
                                 preservation of capital over the long term. To
                                 do this, the Fund invests all of its assets in
                                 the master fund, Class 1 shares of the
                                 American Funds Insurance Series Asset
                                 Allocation Fund, which invests in a diversified
                                 portfolio of common stocks and other equity
                                 securities, bonds and other intermediate and
                                 long-term debt securities, and money market
                                 instruments.

   American Bond Trust           Seeks to maximize current  income and
                                 preserve capital. To do this, the Fund
                                 invests all of its assets in the master fund,
                                 Class 2 shares of the American Funds Insurance
                                 Series Bond Fund, which normally invests at
                                 least 80% of its assets  in bonds, with at
                                 least 65% in investment-grade debt securities
                                 and up to 35% in lower rated fixed income
                                 securities.

   American Global Growth Trust  Seeks to make the shareholders' investment grow over time. To do this, the Fund invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series Global
                                 Growth Fund, which invests primarily in common stocks of companies located around the world.

   American Global Small Cap     Seeks to make the shareholders' investment grow
   Trust                         over time. To do this, the Fund invests all of
                                 its assets in the master fund, Class 1 shares
                                 of the American Funds Insurance Series Global
                                 Small Capitalization Fund, which invests
                                 primarily in stocks of smaller companies
                                 located around the world. Normally, the Fund
                                 invests at least 80% of its assets in equity
                                 securities of companies with small market
                                 capitalizations.

   American Growth Trust         Seeks to make the shareholders' investment
                                 grow. To do this, the Fund invests all of its
                                 assets in the master fund, Class 2 shares of
                                 the American Funds Insurance Series Growth
                                 Fund, which invests primarily in common stocks
                                 of companies that appear to offer superior
                                 opportunities for growth of capital.

   American Growth-Income Trust  Seeks to make the shareholders' investments grow and to provide the shareholder with income over time. To do this, the Fund invests all of its assets in the master fund, Class 2 shares of the American Funds Insurance Series
                                 Growth-Income, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

   American High Income Trust    Seeks to provide a high level of current income
                                 and, secondarily, capital appreciation. To do
                                 this, the Fund invests all of its assets in the
                                 master fund, Class 1 shares of the American
                                 Funds Insurance Series High-Income Bond Fund,
                                 which invests at least 65% of its assets in
                                 higher yielding and generally lower quality
                                 debt securities, and normally invests at least
                                 80% in bonds and up to 20% in equity
                                 securities.

   American International Trust  Seeks to make the shareholders' investment grow. To do this, the Fund invests all of its assets in the master fund, Class 2 shares of the American Funds Insurance Series
                                 International Fund, which invests primarily in common stocks of companies located outside the United States.

   American New World Trust      Seeks to make the shareholders' investment grow
                                 over time. To do this, the Fund invests all of
                                 its assets in the master fund, Class 1 shares
                                 of the American Funds Insurance Series New
                                 World Fund, which invests primarily in stocks
                                 of companies with significant exposure to
                                 countries with developing economies and/or
                                 markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust      Seeks growth of capital. To do this, the Fund
                                 invests at least 80% of its net assets in
                                 companies that are principally engaged in
                                 financial services.

   Fundamental Value Trust       Seeks growth of capital. To do this, the Fund
                                 invests in common stocks of U.S. companies with
                                 durable business models that can be purchased
                                 at attractive valuations relative to their
                                 intrinsic value.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")(1)
   Real Estate Securities Trust  Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Fund invests at least 80% of its net assets in equity securities of REITs and real estate companies.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust      Seeks high total return. To do this, the Fund
                                 typically invests at least 80% of its total
                                 assets in a diversified portfolio of equity
                                 investments from a number of developed
                                 markets outside the U.S.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust    Seeks long-term growth of capital. To do this,
                                 the Fund invests at least 65% of its total
                                 assets in equity and equity-related securities
                                 of companies that exceed $1 billion in market
                                 capitalization and have above-average growth
                                 prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
   Core Equity Trust             Seeks long-term capital growth. To do this, the
                                 Fund invests at least 80% of its net assets in
                                 equity securities that offer the potential for
                                 capital growth by purchasing securities at
                                 large discounts relative to their intrinsic
                                 value.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities   Seeks long-term growth of capital. To do this,
   Trust                         the Fund invests at least 65% of its total
                                 assets in common stocks of at least three
                                 different foreign companies of any size that
                                 are selected for their long-term growth
                                 potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (2)
   Franklin Templeton Founding   Seeks long-term growth of capital. To do this,
   Allocation Trust              the Fund invests primarily in three JHT
                                 portfolios subadvised by Franklin Templeton:
                                 Global Trust, Income Trust and Mutual Shares
                                 Trust. The Fund is a fund of funds and is also
                                 authorized to invest in NAV shares of many
                                 other JHT portfolios and other investment
                                 companies.

   Index Allocation Trust        Seeks long term growth of capital. Current
                                 income is also a consideration. To do this, the
                                 Fund invests approximately 70% of its total
                                 assets in JHT index portfolios which invest
                                 primarily in equity securities and
                                 approximately 30% of its total assets in JHT
                                 Funds which invest primarily in fixed income
                                 securities.

   Lifestyle Aggressive          Seeks long term growth of cap capital. Current
                                 income is not a consideration. To do this, the
                                 Fund invests 100% of its assets in JHT Funds
                                 which invest primarily in equity securities.

   Lifestyle Balanced            Seeks a balance between a high level of current
                                 income and growth of capital, with a greater
                                 emphasis on growth of capital. To do this, the
                                 Fund invests approximately 40% of its assets in
                                 JHT Funds which invest primarily in fixed
                                 income securities and approximately 60% in
                                 Funds which invest primarily in equity
                                 securities.

   Lifestyle Conservative        Seeks a high level of current income with some
                                 consideration given to growth of capital. To do
                                 this, the Fund invests approximately 80% of its
                                 assets in JHT Funds which invest primarily in
                                 fixed income securities and approximately 20%
                                 in Funds which invest primarily in equity
                                 securities.

   Lifestyle Growth              Seeks long-term growth of capital. Current
                                 income is also a consideration. To do this, the
                                 Fund invests approximately 20% of its assets in
                                 JHT Funds which invest primarily in fixed
                                 income securities and approximately 80% in
                                 Funds which invest primarily in equity
                                 securities.

   Lifestyle Moderate            Seeks a balance between a high level of current
                                 income and growth of capital, with a greater
                                 emphasis on income. To do this, the Fund
                                 invests approximately 60% of its assets in JHT
                                 Funds which invest primarily in fixed income
                                 securities and approximately 40% in Funds which
                                 invest primarily in equity securities.

   Mid Cap Index Trust           Seeks to approximate the aggregate total return
                                 of a mid cap U.S. domestic equity market index.
                                 To do this, the Fund invests at least 80% of
                                 its net assets in the common stocks in the S&P
                                 Mid Cap 400 Index Index(3) and securities that
                                 as a group behave in a manner similar to the
                                 index.

   Money Market Trust            Seeks to obtain maximum current income
                                 consistent with preservation of principal and
                                 liquidity. To do this, the Fund invests in high
                                 quality, U.S. dollar denominated money market
                                 instruments.

   Pacific Rim Trust             Seeks to achieve long-term growth of capital.
                                 To do this, the Fund invests at least 80% of
                                 its net assets in common stocks and
                                 equity-related securities of established,
                                 larger-capitalization non-U.S. companies
                                 located in the Pacific Rim region, including
                                 emerging markets.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust             Seeks a high level of current income; capital
                                 appreciation is a secondary goal. To do this,
                                 the Fund invests at least 80% of its net assets
                                 in U.S. and foreign fixed-income securities
                                 that are rated BB/Ba or lower or are unrated
                                 equivalents.

MUNDER CAPITAL MANAGEMENT
   Small Cap Opportunities       Seeks long-term capital appreciation. To do
   Trust                         this, the Fund invests at least 80% of its net
                                 assets in equity securities of
                                 small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust             Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Fund invests at
                                 least 80% of its net assets in fixed income
                                 instruments, futures contracts (including
                                 related options) with respect to such
                                 securities and options on such securities.

   Total Return Trust            Seeks maximum total return, consistent with
                                 preservation of capital and prudent investment
                                 management. To do this, the Fund invests at
                                 least 65% of its total assets in a diversified
                                 fund of fixed income instruments of varying
                                 maturities.

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust           Seeks long-term growth of capital. To do this,
                                 the Fund invests at least 80% of its assets in
                                 domestic equity securities of companies that
                                 are currently undervalued relative to the
                                 market, based on estimated future earnings and
                                 cash flow.

RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.
   Science & Technology Trust    Seeks long-term growth of capital. Current
                                 income is incidental to the Fund's objective.
                                 To do this, the Fund invests at least 80% of
                                 its net assets in the common stocks of
                                 companies expected to benefit from the
                                 development, advancement, and/or use of science
                                 and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust        Seeks to provide long-term growth of capital.
                                 Current income is a secondary objective. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in the common stocks of large and
                                 medium-sized blue chip growth companies that
                                 are well established in their industries.

   Equity-Income Trust           Seeks to provide substantial dividend income
                                 and also long-term capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in equity securities, with 65% in common
                                 stocks of well-established companies paying
                                 above-average dividends.

   Health Sciences Trust         Seeks long-term capital appreciation. To do
                                 this, the Fund invests at least 80% of its net
                                 assets in common stocks of companies engaged in
                                 the research, development, production, or
                                 distribution of products or services related to
                                 health care, medicine, or the life sciences.

   Small Company Value Trust     Seeks long-term growth of capital. To do this,
                                 the Fund will invest at least 80% of its net
                                 assets in small companies whose common stocks
                                 are believed to be undervalued.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Small Cap       Seeks long-term capital appreciation. To do
   Trust                         this, the Fund invests at least 80% of its net
                                 assets in securities issued by foreign
                                 small-cap companies in emerging markets.

   International Value Trust     Seeks long-term growth of capital. To do this,
                                 the Fund invests at least 65% of its total
                                 assets in equity securities of companies
                                 located outside the U.S., including in emerging
                                 markets, and generally up to 25% of its total
                                 assets in debt securities of companies and
                                 governments located anywhere in the world.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust       Seeks total return, consisting of long-term
                                 capital appreciation and current income. To do
                                 this, the Fund invests in equity and fixed
                                 income securities of issuers located within and
                                 outside the U.S. based on prevailing market
                                 conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT
INC.)
   Value Trust                   Seeks to realize an above-average total
                                 return over a market cycle of three to five
                                 years, consistent with reasonable risk. To do
                                 this, the Fund invests at least 65% of its
                                 total assets in equity securities which are
                                 believed to be undervalued relative to the
                                 stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond       Seeks to provide a high level of current income
   Trust                         consistent with the maintenance of principal
                                 and liquidity. To do this, the Fund invests at
                                 least 80% of its net assets in bonds rated
                                 investment grade, focusing on corporate and
                                 U.S. government bonds with intermediate to
                                 longer term maturities.

   Mid Cap Intersection Trust    Seeks long-term growth of capital. To do this,
                                 the Fund invests at least 80% of its net
                                 assets in equity securities of medium-sized
                                 companies with significant capital appreciation
                                 potential.

   Mid Cap Stock Trust           Seeks long-term growth of capital. To do this,
                                 the Fund invests at least 80% of its net assets
                                 in equity securities of medium-sized companies
                                 with significant capital appreciation
                                 potential.

   Natural Resources Trust       Seeks long-term total return. To do this, the
                                 Fund will invest at least 80% of its net assets
                                 in equity and equity-related securities of
                                 natural resource-related companies worldwide,
                                 including emerging markets.

   Small Cap Growth Trust        Seeks long-term capital appreciation. To do
                                 this, the Fund will invest at least 80% of its
                                 net assets in small-cap companies that are
                                 believed to offer above-average potential for
                                 growth in revenues and earnings.

   Small Cap Value Trust         Seeks long-term capital appreciation. To do
                                 this, the Fund will invest at least 80% of its
                                 net assets in small-cap companies that are
                                 believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust              Seeks to realize an above-average total return
                                 over a market cycle of three to five years,
                                 consistent with reasonable risk. To do this,
                                 the Fund invests at least 80% of its net assets
                                 in high yield securities, including corporate
                                 bonds, preferred stocks and U.S. Government and
                                 foreign securities.

   Strategic Bond Trust          Seeks a high level of total return consistent
                                 with preservation of capital. To do this, the
                                 Fund invests at least 80% of its net assets in
                                 fixed income securities across a range of
                                 credit qualities and may invest a substantial
                                 portion of its assets in obligations rated
                                 below investment grade.

   U.S. Government Securities    Seeks to obtain a high level of current income
   Trust                         consistent with preservation of capital and
                                 maintenance of liquidity. To do this, the Fund
                                 invests at least 80% of its net assets in debt
                                 obligations and mortgage-backed securities
                                 issued or guaranteed by the U.S. government,
                                 its agencies or instrumentalities.

(1) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Global Real Estate Trust.

(2) DIMA provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(3) S&P Mid Cap 400(R) is a trademark of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. Effective December 31, 2006, the S&P Mid Cap 400(R) tracks companies having market capitalization between $590 million to $12.5 billion.

VOTING INTEREST

You instruct us how to vote Fund shares.

We will vote Fund shares held in a Separate Account at any Fund shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Fund shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. A potential effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Fund for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Fund shares are held by the net asset value per share of that Fund.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Fund for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Fund shares are held by the net asset value per share of that Fund. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Fund shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. DESCRIPTION OF THE CONTRACT

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Retirement Plans"). We also designed the Contract so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.

ACCUMULATION PERIOD PROVISIONS

We may impose restrictions on your ability to make initial and subsequent Purchase Payments.

Purchase Payments

You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $10,000. Subsequent Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the payment.

John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000.

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000.

     - You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either Qualified or Non-Qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any TWO consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any THREE consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described herein).

We add 3% or more to each Purchase Payment you make.

Payment Enhancements

When you make a Purchase Payment, we will add a Payment Enhancement to your Contract. The Payment Enhancement is funded from our General Account and is allocated among Investment Options in the same proportion as your Purchase Payment. We do not count Payment Enhancements as part of a "Purchase Payment" for purposes of calculating the guarantees under our optional benefit Riders.

We are currently offering a higher promotional rate on Payment Enhancements for initial and subsequent Purchase Payments. The current promotional Payment Enhancement rate is 5.0%. We may terminate the promotional Payment Enhancements at any time. Initial and subsequent payments that do not receive a promotional Payment Enhancement will receive the guaranteed Payment Enhancement described in the column labeled "Guaranteed Rate" in the table below:

                              PAYMENT ENHANCEMENTS

CUMULATIVE PURCHASE PAYMENTS   GUARANTEED RATE   PROMOTIONAL RATE
----------------------------   ---------------   ----------------
Under $500,000                       3.0%               5.0%
$500,000 - $2.5 million              4.0%               5.0%
Over $2.5 million                    5.0%               5.0%

An example of the calculation of the Payment Enhancement is set forth in Appendix E. Payment Enhancements are not considered to be "investments in the Contract" for income tax purposes (see "VIII. Federal Tax Matters").

THE COMPANY EXPECTS TO MAKE A PROFIT FROM THE CONTRACTS. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges.

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. Expenses (including withdrawal charges) for a Contract that has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. You should be aware that the amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement. Before you decide to purchase the Contract you should consult with your financial adviser and review:

     -    The length of time that you plan to own your Contract,

     -    The frequency, amount and timing of any partial surrenders,

     -    The amount and frequency of your Purchase Payments.

Other variable annuities issued by the Company and by other life insurance companies have no "Payment Enhancement." Variable annuity contracts with no Payment Enhancements may have lower fees and charges than the charges for this Contract.

In addition, if you exercise your right to return the Contract within 10 days of receiving it, we will recover the original amount of the Payment Enhancement credited. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment Enhancement.

If you are considering purchasing a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the Contract is suitable for purchase in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix D:
"Qualified Plan Types").

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit subsequent Purchase Payments on the Business Day they are received at our Annuities Service Center.

We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Fund.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Fund determines the net asset value of its shares.

We will use a Fund share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

     - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Sub-Account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:

     - the net asset value per share of a Fund share held in the Sub-Account determined at the end of the current valuation period; plus

     - the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Fund share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we will transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying fund to increased fund transaction costs and/or disrupt the fund manager's ability to effectively manage a fund in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

To discourage disruptive frequent trading activity, we have adopted a policy for the Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Fund are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Funds and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus).

Under the Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Funds. We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Fund may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments, except in connection with the Contract's Optional Benefit Riders.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern Time on any Business Day, will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Enhanced Transfer Services-Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Fixed Investment Option"), to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer enhanced DCA programs where the rate of interest credited to the DCA Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any enhanced DCA program.

A DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. A DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, a DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in a DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in a DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in a DCA program.

Special Transfer Services-Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Funds. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Funds. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day),

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days), or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."

There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we will treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we will treat the partial withdrawal as a total withdrawal of the Contract Value.

We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax, withdrawal charges and, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, Reset provisions (see "VI. Optional Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.

TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix D: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services-The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before a Contract's Maturity Date.

AMOUNT OF DEATH BENEFIT. If any Owner dies, the death benefit will be the greater of:

     -    the Contract Value, or

     -    the Minimum Death Benefit.

For Contracts issued outside New York, if a Contract Owner dies, we have the right to deduct from the death benefit paid any Payment Enhancements applied to the Contract in the 12-month period prior to the date of death. However, we are currently waiving this right. Reference to "Payment Enhancements" in this paragraph refers to the original amount of Payment Enhancements; earnings attributable to Payment Enhancements will not be deducted from the death benefit paid.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract.

The Minimum Death Benefit will be determined as follows:

     (a) During the first nine Contract Years, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

     (b) After the ninth Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii) where:

          (i) is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals, and

          (ii) is the Contract Value on the last day of the ninth Contract Year, plus the sum of all subsequent Purchase Payments made, less any amount deducted in connection with partial withdrawals since then.

For purposes of calculating the Minimum Death Benefit under (a) or (b) above, the amount deducted in connection with partial withdrawals will be equal to (i) times (ii) where (i) is equal to the Minimum Death Benefit prior to withdrawal, and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; and

     -    all required claim forms; or

     -    any other proof satisfactory to us.

If there are any Unpaid Loans, the death benefit equals the death benefit, as described above, minus the amount of Unpaid Loans (including unpaid interest).

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and Appendix
D: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the Maturity Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

The death benefit may be taken in the form of a lump sum. If so, we will pay death benefits under our current administrative procedures within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals").

If the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.

     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options"). If distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

A substitution or addition of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a Purchase Payment made on that date. This treatment of Contract Value as a Purchase Payment is not included in cumulative Purchase Payments and is not eligible for a Payment Enhancement. In addition, all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.

Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step Death Benefit.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Maturity Date (the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Maturity Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed annuity payments in proportion to the Investment Account Value of each Investment Option at the Maturity Date. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Maturity Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options, which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 5: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)

ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, or Principal Plus for Life Plus Automatic Annual Step-up, as described in "VI. Optional Benefits," or Principal Plus for Life Plus Spousal Protection, as described in Appendix B.) If you purchase a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: LIA with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Maturity Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor LIA with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Maturity Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider. If you purchase a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Maturity Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this Annuity Option as the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Maturity Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:

     - you purchase a Contract with a Principal Plus for Life, Principal Plus for Life Plus Spousal Protection or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider; and

     - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.

This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or the Principal Plus for Life Plus Spousal Protection Rider that you purchased with your Contract, or

     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" above), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option (see "Annuity Options" above).

The amount of each Fixed Annuity payment is determined by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering.

We guarantee the dollar amount of all Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Maturity Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.

The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Maturity Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Fund. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract. We will recover the original amount of the Payment Enhancement credited; earnings attributable to the Payment Enhancement will not be deducted from the amount paid.

No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.

(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Fund), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.

You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Maturity Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Non-Qualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Qualified Contract to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us. We must approve any change.

On the death of the Annuitant prior to the Maturity Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Maturity Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and our General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor our General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and the General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. If we do, a Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Fixed Investment Options are not available with John Hancock USA Contracts issued in the States of Minnesota, Mississippi, and Oregon. Certain other states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish a single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VIII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix D "Qualified Plan Types."

LOANS. We offer a loan privilege only to Owners of Contracts issued in connection with Section 403(b) Qualified Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as set forth under "Loans" (See "VIII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECT ANY OF THE INCOME PLUS FOR LIFE, OR PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDERS.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                              VI. Optional Benefits

You may elect to purchase optional benefits when you purchase a Contract. If available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" Riders:


     -    Income Plus for Life, or

     -    Income Plus for Life - Joint Life, or

     -    Principal Plus for Life, or

     -    Principal Plus for Life Plus Automatic Annual Step-up.

You also may select an Annual Step Death Benefit Rider.

We describe each of these optional benefit riders in the following sections. We also provide information about the spousal version of Principal Plus for Life in Appendix B. This Rider, entitled "Principal Plus for Life Plus Spousal Protection," was available for purchase before May 1, 2007 outside the state of New York. In certain cases, John Hancock USA may issue a Contract after May 1, 2007 with this Rider.

OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these riders will permit you to withdraw a minimum annual amount, for as long as a "Covered Person" lives, subject to the terms and conditions of the specific rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:

     - if you make no withdrawals during certain Contract Years, up to limits that vary by rider,

     - as a result of a "Step-up" of the guarantee to reflect your then current Contract Value on certain Anniversary Dates, or

     - if you make an additional Purchase Payment, up to limits that vary by rider.

Although these riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the rider you select, however, we may "Reset" and reduce the guaranteed minimum amount.

Availability

You may elect a guaranteed minimum withdrawal benefit rider at the time you purchase a Contract, provided:

     - the Rider is available for sale in the state where the Contract was sold;

     - you limit your investment of Purchase Payments and Contract Value to the Investment Options we make available with the Rider; and

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each rider that differs by rider.

AGE RESTRICTIONS. You must not be age 81 or older to purchase an Income Plus for Life, Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up Rider. Both you and your spouse must not be age 81 or older (and must qualify as "Covered Persons") to purchase an Income Plus for Life - Joint Life or Principal Plus for Life Plus Spousal Protection Rider.

CHANGE OF RIDERS. If we issue you a Contract on or after May 1, 2007 with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Plus for Life Plus Spousal Protection Rider, you will be allowed to exchange that Rider (the "Current Rider") for an Income Plus for Life Rider or an Income Plus for Life - Joint Life Rider if:

     - the Income Plus for Life Rider or the Income Plus for Life - Joint Life Rider, as the case may be, was not available in your state at the time we issued your Contract, but becomes available in your state after we issued your Contract;

     - unless we agree otherwise, you elect to exchange your Current Rider within the 90 day period we permit for this purpose, beginning on the date we first make the Income Plus for Life or the Income Plus for Life-Joint Life Rider, as the case may be, available in a state following that state's approval; and

     - unless we agree otherwise, you elect to exchange your Current Rider before May 1, 2008.

We provide no assurance that you will be able to exchange the Principal Plus for Life Rider, Principal Plus for Life Plus Automatic Annual Step-up Rider, or Principal Plus for Life Plus Spousal Protection Rider for an Income Plus for Life or Income Plus for Life -Joint Life Rider in any state. You should purchase a Contract with a Principal Plus for Life Rider, a Principal Plus for Life Plus Automatic Annual Step-up Rider or Principal Plus for Life Plus Spousal Protection Rider only if that Rider is appropriate for your needs and financial circumstances.

If you are eligible and decide to exchange your Current Rider for an Income Plus for Life Rider or an Income Plus for Life - Joint Life Rider:

     - you will have to pay the current annual fee for the new Rider, as described in the Fee Tables section of this Prospectus;

     - the Covered Person under a new Income Plus for Life Rider must be a Covered Person under your Current Rider;

     - one of the Covered Persons under a new Income Plus for Life - Joint Life Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;

     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;

     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;

     - if you exchange your Rider on or after the first Contract Anniversary, we will calculate the Target Amount under the new Rider on the later of (a) the 10th Contract Anniversary following the exchange or(b) the Contract Anniversary following the Covered Person's (younger Covered Person's for Income Plus for Life-Joint Life) attainment of age 70; and

     - if you exchange your Rider on or after the first Contract Anniversary, we will calculate the Target Amount under the new Rider as (a) 200% of the Contract Value on the date of the exchange plus any Purchase Payments applied to the Benefit Base after the exchange but prior to the Contract Anniversary next following the exchange; plus (b) 100% of any Purchase Payments applied to the Benefit Base after the Contract Anniversary next following the exchange but prior to the Target Date.

We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus for Life Rider or an Income Plus for Life-Joint Life Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.

Except as stated above, you may not elect more than one guaranteed minimum withdrawal benefit Rider for a Contract.

Purchase Payments

RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchase a guaranteed minimum withdrawal benefit rider, we restrict your ability to make additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an additional Purchase Payment would exceed $1 million. We do not permit additional Purchase Payments during a Rider's "Settlement Phase." Other limitations on additional payments may vary by state.

Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

     - on or after the first Contract Anniversary, without our prior approval, we will not accept an additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

          - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age 65), without our prior approval, we will not accept an additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

          - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

          - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.

General right of refusal. We reserve the right to refuse to accept additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. We do not include any Payment Enhancement attributable to the Purchase Payment, however, in our calculation of the new Benefit Base.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. We will recalculate the Benefit Base at the time of an additional Purchase Payment. The new Benefit Base will be the Benefit Base immediately before the additional Purchase Payment, plus:

     - The excess, if any, of the additional Purchase Payment (subject to our Purchase Payment limits and not including any Payment Enhancement attributable to the Purchase Payment); over

     - The amount of your withdrawals (including withdrawal charges) reduced by any Purchase Payment since the last time we calculated the Benefit Base (i.e., the last date of a Purchase Payment that we applied to the Benefit Base, the last "Reset" date, the last "Step-up" date, or the Lifetime Income Date).

In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

     - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

     - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.

We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the additional Purchase Payment.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE, GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). We will increase the total Guaranteed Withdrawal Balance by the amount of each additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). We do not include any Payment Enhancement attributable to the Purchase Payment, however, in our calculation of the new Guaranteed Withdrawal Balance. In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment. We do not include any Payment Enhancement attributable to the Purchase Payment, in our calculation of the new Guaranteed Withdrawal Amount.

In the case of the Lifetime Income Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment. We do not include any Payment Enhancement attributable to the Purchase Payment in our calculation of the new Guaranteed Withdrawal Amount.

We will not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the additional Purchase Payment.

Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;

     - after the Maturity Date at the time an Annuity Option under the Contract begins; or

     -    on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional rider fees during the "Settlement Phase" or after the Maturity Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-up or any subsequent Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life fee on the effective date of each Step-up. In such a situation, the Income Plus for Life fee will never exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE - JOINT LIFE. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-up or subsequent Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, the Income Plus for Life - Joint Life fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or subsequent Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or subsequent Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

Additional Annuity Options

We provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit rider, as described in the "Pay-out Period Provisions" section of this Prospectus.

Tax Considerations

See Section VII. Federal Tax Matters for information on tax considerations related to optional benefit riders.

No Loans under 403(b) plans

The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elect any of our guaranteed minimum withdrawal benefit riders.

INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

If you elect to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.

If you purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these riders. Under our current rules, you must invest either:

     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals"). We will allocate subsequent Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR FINANCIAL PROFESSIONAL TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.

Available Individual Investment Options

If you purchase a Contract with any of our currently offered Guaranteed Minimum Withdrawal Benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Funds:

     -    American Asset Allocation Trust

     -    Franklin Templeton Founding Allocation Trust

     -    Lifestyle Growth Trust

     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Index Allocation Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

FOR MORE INFORMATION REGARDING THESE FUNDS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH FUNDS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE FUNDS. YOU CAN OBTAIN A COPY OF THE FUNDS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE FUNDS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.

Available Model Allocations

You may allocate your entire Contract Value to one of the available Model Allocations, as shown below, and you may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. You must, however, rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

The currently available Model Allocations are:


     MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE       FUND NAME
-------------------------------   ---------------------------   ----------------
American Global Diversification               50%               American Global Growth Trust
                                              20%               American Bond Trust
                                              15%               American Global Small Cap Trust
                                              10%               American High Income Trust
                                               5%               American New World Trust
Fundamental Holdings of America               35%               American Bond Trust
                                              25%               American Growth-Income Trust
                                              25%               American Growth Trust
                                              15%               American International Trust

NONE OF THE MODEL ALLOCATIONS IS A FUND-OF-FUNDS. A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT FUNDS REFERENCED ABOVE. YOUR INVESTMENT IN THE FUNDS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH FUND THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT FUND'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT FUND, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE FUNDS" AS WELL AS THE FUND'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE FUNDS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

We also reserve the right to limit the actual percentages you may allocate to certain Investment Options under the Model Allocations, to require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations, to limit your ability to transfer between existing Investment Options and/or to require you to periodically rebalance existing variable Investment Accounts to the percentages we require.

FEATURES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS

Definitions

We use the following definitions to describe how our Guaranteed Minimum Withdrawal Benefit Riders work:

AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     - the older Owner attains age 65 under Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     - the oldest Covered Person attains age 65 under Principal Plus for Life Plus Spousal Protection.

AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

     - the Covered Person attains age 95 under Income Plus for Life, Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or

     - the older Owner attains age 95 under Income Plus for Life - Joint Life or Principal Plus for Life Plus Spousal Protection.

BENEFIT BASE means (applicable only to Income Plus for Life and Income Plus for Life - Joint Life):

     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.

     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and additional Purchase Payments as provided in the Rider.

     -    The maximum Benefit Base is $5 million.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount. (See "Guaranteed Withdrawal Balance," below, for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection.)

COVERED PERSON means (for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up):

     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;

     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.

COVERED PERSON means (for Income Plus for Life - Joint Life and Principal Plus for Life Plus Spousal Protection):

     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.

     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.

     (For Income Plus for Life - Joint Life Non-Qualified Contracts):

     - both the spouses must be named as co-Owners of the Contract (or co-Annuitants if the Owner is a non-natural person);or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

     (For Principal Plus for Life Plus Spousal Protection Non-Qualified Contracts):

     - both the spouses must be named as co-Owners and co-Beneficiaries of the Contract (or co-Annuitants if the Owner is a non-natural person).

     (For Qualified Contracts):

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person);and

     -    the Owner's spouse must be the designated Beneficiary.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See "Withdrawals" in section V. Description of the Contract for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:

     - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any subsequent Purchase Payments;

     - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any subsequent Purchase Payments; and

     - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

GUARANTEED WITHDRAWAL BALANCE (applicable only to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection) means:

     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.

     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.

     - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and additional Purchase Payments as provided in the Rider.

     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.

GUARANTEED WITHDRAWAL AMOUNT (applicable only to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection) means:

     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;

     - The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;

     -    The maximum Guaranteed Withdrawal Amount at any time is $250,000.

LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:

     - (for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

     - (for Income Plus for Life - Joint Life and Principal Plus for Life Plus Spousal Protection) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

     - We may adjust the Lifetime Income Amount to reflect withdrawals, "Step-ups," "Bonuses" and additional Purchase Payments as provided in the Rider.

Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.

LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:

     - (for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up) you are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.

     - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

     - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse are age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)

RESET means a reduction resulting from our recalculation of:

     - the Benefit Base (for Income Plus for Life and Income Plus for Life - Joint Life) if you take withdrawals of Contract Value before the Lifetime Income Date; or

     - the Benefit Base (for Income Plus for Life and Income Plus for Life - Joint Life) if your annual withdrawals on and after the Lifetime Income Date exceed the Lifetime Income Amount; and

     - the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection) if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.

STEP-UP means an increase resulting from our recalculation of:

     - the Benefit Base and Lifetime Income Amount (for Income Plus for Life and Income Plus for Life - Joint Life) on certain anniversary dates to reflect market performance that exceeds previously calculated benefits; and

     - the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection) on certain anniversary dates to reflect market performance that exceeds previously calculated benefits.

We also use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.

Income Plus for Life

OVERVIEW. The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million or any Payment Enhancement attributable to the Purchase Payment for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount Adjustment." We also may increase the Lifetime Income Amount if you make additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will reduce the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Benefit Base minus the amount of the withdrawal (including related withdrawal charges).

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase," below)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset (i.e., reduce) the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the amount of the withdrawal is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will deduct the entire amount of the Excess Withdrawal (including any withdrawal charges) from the Benefit Base and compare the reduced Benefit Base to your Contract Value after the withdrawal. We next Reset the Benefit Base to equal the lesser of:

     -    the reduced Benefit Base; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (see "Settlement Phase" below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase," below) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

     - if you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

     - the amount of the withdrawal (including applicable withdrawal charges); divided by

     -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable "Step-up" to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 70; and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain additional Purchase Payments (see "Purchase Payments, above").

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 6% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base on that date, we will automatically increase ("Step-up") the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees"). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Income Plus for Life Fee"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

"TARGET AMOUNT" ADJUSTMENT. When you purchase the Income Plus for Life, we establish a "Target Amount" for a potential increase in the Benefit Base on a "Target Date." For these purposes, the Target Date is the later of:

     - the end of the first 10 Contract Years while the Income Plus for Life is in effect; or

     - the Contract Anniversary on or next following the date the Covered Person attains age 70.

The Target Amount is 200% of the initial Purchase Payment for your Contract. We will increase the Target Amount by 200% of all additional Purchase Payments made in the first Contract Year and 100% of all subsequent Purchase Payments you make, subject to our Purchase Payment limits, until the applicable target date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

If you take no withdrawals under your Contract from the Income Plus for Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our "life expectancy" calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the rider before the Covered Person attains age 59 1/2, and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.

SETTLEMENT PHASE. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

     - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF A BENEFICIARY IS:     THEN
                         INCOME PLUS FOR LIFE:

1. The decedent's        -    may continue if the Beneficiary elects to continue
spouse and the                the Contract within the time we permit under our
Covered Person is not         administrative rules. We will automatically
the deceased Owner            increase the Benefit Base to equal the initial
                              death benefit we determine, if the death benefit
                              is greater than the Benefit Base prior to our
                              determination. We will also recalculate the
                              Lifetime Income Amount to equal 5% of the
                              recalculated Benefit Base and will assess the
                              Rider Fee based on the recalculated Benefit Base.

                         - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                         - continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                              Step-ups if we increase the rate of the Income
                              Plus for Life fee at that time.

2. Not the deceased      -    may continue in the same manner as 1.
Owner's spouse and
the Covered Person is    -    enters its Settlement Phase if a subsequent
not the deceased              withdrawal would deplete the Contract Value to
Owner                         zero, and the remaining Lifetime Income Amount for
                              the year of withdrawal is still greater than zero.

                         - does not continue to be eligible for any Bonus amounts and Step-ups. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3. The deceased          -    ends without any further benefit.
Owner's spouse and
the Covered Person is    -    we may determine to offer a new guaranteed minimum
the deceased Owner            withdrawal death benefit rider to the Beneficiary,
                              subject to our current administrative rules and
                              subject to rider's then current fees, but we
                              provide no assurance that we will do so.

4. Not the deceased      -    ends without any further benefit.
Owner's spouse and
the Covered Person is
the deceased Owner

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.

The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under Income Plus for Life.

Income Plus for Life - Joint Life (not available in New York)

OVERVIEW. The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million or any Payment Enhancement attributable to the Purchase Payment for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.

If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount Adjustment." We also may increase the Lifetime Income Amount if you make additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.

IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will reduce the Benefit Base to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Benefit Base minus the amount of the withdrawal (including related withdrawal charges) for that Contract Year.

If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider (See "Settlement Phase," below)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset (i.e., reduce) the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the amount of the withdrawal is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will deduct the entire amount of the Excess Withdrawal (including any withdrawal charges) from the Benefit Base and compare the reduced Benefit Base to your Contract Value after the withdrawal. We next Reset the Benefit Base to equal the lesser of:

     -    the reduced Benefit Base; or

     -    the Contract Value immediately after the Excess Withdrawal.

After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (see "Settlement Phase" below). In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Calculation of Benefit Base.") The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take withdrawals that exceed the guaranteed amount of your withdrawals. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

We reduce your Contract Value each time you take a withdrawal.

EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we will adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,

     - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:

     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

     - the amount of the withdrawal (including applicable withdrawal charges); divided by

     -    the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.

INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     -    by any applicable "Step-up" to reflect certain increases in Contract
          Value;

     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 70;and (b) the Contract Anniversary at the end of 10 Contract Years; and

     - to reflect certain additional Purchase Payments (see "Purchase Payments, above").

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.

LIFETIME INCOME BONUSES. We will increase the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

     - Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:

     - 6% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise

     - 6% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.

We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base on that date, we will automatically increase ("Step-up") the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees"). The recalculated Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.

"TARGET AMOUNT" ADJUSTMENT. When you purchase the Income Plus for Life - Joint Life Rider, we establish a "Target Amount" for a potential increase in the Benefit Base on a "Target Date." For these purposes, the Target Date is the later of:

     -    the end of the first 10 Contract Years while the Income Plus for Life
          - Joint Life Rider is in effect; or

     - the Contract Anniversary on or next following the date the younger spouse would have attained age 70.

The Target Amount is 200% of the initial Purchase Payment for your Contract. We will increase the Target Amount by 200% of all additional Purchase Payments made in the first Contract Year and 100% of all subsequent Purchase Payments you make, subject to our Purchase Payment limits, until the applicable target date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.

If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:

     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life - Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life - Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life
- Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

     - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the

Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Income Plus for Life - Joint Life Rider Fee" below). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.

     - If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life - Termination" section, above.

You should consult with your financial professional to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

Principal Plus for Life

OVERVIEW. The optional Principal Plus for Life Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the Guaranteed Withdrawal Balance is depleted to zero.

In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.

IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you take a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:

     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.

Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value. After the Lifetime Income Date, we also will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. Similarly, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the Lifetime Income Amount. If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Principal Plus for Life Fee" and "Termination" sections below.)

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect additional Purchase Payments (see "Purchase Payments, above").

Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

BONUSES. We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during Principal Plus for Life's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.

Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Effects of Withdrawals" below); otherwise

     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount. The Guaranteed Withdrawal Amount will equal the greater of Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. The Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee (see "Principal Plus for Life Fee"). The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Principal Plus for Life Fee"). If you decline the Step-up, the fee rate will not be increased.

The Step-up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.)

If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:

     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Principal Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable and all withdrawals during that year were under our Life Expectancy Distribution program.

We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as excess withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.

SETTLEMENT PHASE. We automatically make settlement payments during Principal Plus for Life's "Settlement Phase." The Settlement Phase begins if total withdrawals during the Contract Year, are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept additional Purchase Payments and we will not deduct any charge for the Principal Plus for Life benefit during the Settlement Phase.

At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:

     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Effect of Withdrawals").

     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.

     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.

     - After the Life Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Effect of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF A BENEFICIARY IS:             THEN
                                 PRINCIPAL PLUS FOR LIFE:

1. The deceased Owner's          -    Does not continue with respect to the
spouse and the deceased               Lifetime Income Amount, but continues with
Owner is the Covered Person           respect to the Guaranteed Withdrawal
                                      Amount if the death benefit or the
                                      Guaranteed Withdrawal Balance is greater than zero. We will automatically Step-up the Guaranteed Withdrawal Balance to equal the initial death benefit we determine, if greater than the Guaranteed Withdrawal
                                      Balance prior to the death benefit.

                                 -    Enters the Settlement Phase if a
                                      withdrawal would deplete the Contract
                                      Value to zero, and the Guaranteed
                                      Withdrawal Balance is still greater than zero.

                                 - Continues to impose the Principal Plus for Life fee.

                                 - Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2. Not the deceased Owner's      Continues in the same manner as 1., except that
spouse and the deceased Owner    Principal Plus for Life does not continue to be
is the Covered Person            eligible for any remaining Bonuses and
                                 Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed
                                 Withdrawal Balance prior to the death benefit.
                                 We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

3. The deceased                  Continues in the same manner as 1., except that
Owner's spouse and the           Principal Plus for Life continues with respect
deceased Owner is not the        to the Lifetime Income Amount for the
Covered Person                   Beneficiary. If the Lifetime Income Amount has
                                 not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached age 59 1/2.

4. Not the deceased              Continues in the same manner as 1., except that
Owner's spouse and the           Principal Plus for Life continues with respect
deceased Owner is not the        to the Lifetime Income Amount for the
Covered Person                   Beneficiary. If the Lifetime Income Amount has
                                 not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered Person has reached age 59 1/2.

                                 In this case, Principal Plus for Life does not continue to be eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Principal Plus for Life Rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:

     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option under the Contract begins;

     - the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

     -    termination of the Contract.

The addition of Principal Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore, Principal Plus for Life limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Principal Plus for Life is suitable for your needs, especially at older ages.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under Principal Plus for Life.

Principal Plus for Life Plus Automatic Annual Step-up

OVERVIEW. This version of the Principal Plus for Life optional benefit Rider is the same as the standard Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees," above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.

IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect additional Purchase Payments (see "Purchase Payments, above").

BONUSES. Please refer to the description of Principal Plus for Life - "Bonuses," above, for information on Bonus qualification and effect.

STEP-UPS. If you elect this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-up of Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.") (In Oregon, we limit the maximum duration of Step-Up Dates to 50 years.)

Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described under "Principal Plus for Life - Step-up of Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount." We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the Adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20% of the Adjusted Guaranteed Withdrawal Balance.

You should consult with your financial professional to assist you in determining whether the Principal Plus for Life Plus Automatic Annual Step-up Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and there is no assurance that your Contract Value will be sufficient on any Step-up date to receive an increase (Step-up) in the guarantees we provide under the Rider. The amount that may be provided by more frequent Step-up dates under the Principal Plus for Life Plus Automatic Annual Step-up Rider, may, over time, be more than offset by the additional fees and charges associated with this Rider compared to the Principal Plus for Life Rider Furthermore, similar to Principal Plus for Life, this Rider limits the Investment Options otherwise available under the Contract, requires the Covered Person to attain age 59 1/2 and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors which are outlined in the Prospectus before purchasing a Principal Plus for Life Plus Automatic Annual Step-up Rider.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under Principal Plus for Life Plus Automatic Annual Step-up.

ANNUAL STEP DEATH BENEFIT

You may elect the optional Annual Step Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options; and

     - AS LONG AS THE OLDEST OWNER OF A CONTRACT IS NOT AGE 80 OR OLDER AT THE TIME OF PURCHASE. (We impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

          (a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

          (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

Qualified Plans

If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix C: "Guaranteed Minimum Withdrawal Benefit Riders Examples"). Please consult your tax advisor.

The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                           VII. CHARGES AND DEDUCTIONS

We assess charges and deductions under the Contracts against Purchase Payments or Contract Values. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Fund prospectuses. For information on the optional benefit fees, see "VI. Optional Benefits" above.

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 9 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and any earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts" described below, or
iv) Purchase Payments that have been in the Contract more than 9 complete Contract Years. In no event may the total withdrawal charges exceed 8.5% of the amount invested.

We first allocate a withdrawal to a "free withdrawal amount" and second to "unliquidated Purchase Payments." We do not impose a withdrawal charge on amounts allocated to the free withdrawal amount. In any Contract Year, the free withdrawal amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. The free withdrawal amount will be applied first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

Each Purchase Payment (or portion thereof) liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                            MAXIMUM WITHDRAWAL CHARGE
                      (as percentage of Purchase Payments)

First Year     8.5%
Second Year    8.5%
Third Year       8%
Fourth Year      7%
Fifth Year       6%
Sixth Year       5%
Seventh Year     4%
Eighth Year      3%
Ninth Year       2%
Thereafter       0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account minus any applicable withdrawal charge.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant. In addition, no withdrawal charges are imposed on annuity payments.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person),

     -    the confinement began at least one year after the Contract Date,

     -    confinement was prescribed by a "Physician,"

     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal,

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by a Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

ANNUAL CONTRACT FEE

We will deduct each year an annual Contract fee of $40 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each investment option in the same proportion that the value of such investment option bears to the Contract Value. If the entire Contract is withdrawn on other than the last day of any Contract Year, the $40 administration fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges for administration, distribution and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.30% of the value of each Variable Investment Option on an annual basis, deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                 PREMIUM TAX RATE
            -------------------------
 STATE OR   QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA            0.50%        2.35%
GUAM          4.00%        4.00%
ME(1)         0.00%        2.00%
NV            0.00%        3.50%
PR            3.00%        3.00%
SD(1)         0.00%        1.25%(2)
WV            1.00%        1.00%
WY            0.00%        1.00%

(1)  We pay premium tax upon receipt of Purchase Payment.

(2)  0.80% on Purchase Payments in excess of $500,000.

                            VIII. FEDERAL TAX MATTERS

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Funds. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.

When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Plus for Life Plus Spousal Protection), using the Contract Value. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal

If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment. If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the later of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully. If you are a resident of Puerto Rico, you should consult a tax adviser before purchasing an annuity contract.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Fund will be able to operate as currently described in its prospectus, or that a Fund will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)

The Contracts are also available for use in connection with certain types of retirement plans, including IRAs, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix D of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act, the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.

Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the later of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts. We will not be bound by terms and conditions of Qualified Plans to the extent those terms and conditions contradict a Contract, unless we consent.

Tax-Free Rollovers

If permitted under your plan, you may make a tax-free rollover:

     -    from a traditional IRA to another traditional IRA;

     - from a traditional IRA to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) to a traditional IRA;

     - between a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and any such plans;

     - from a Section 457 deferred compensation plan maintained by a tax-exempt organization to another Section 457 deferred compensation plan maintained by a tax-exempt organization (by means of a direct trustee-to-trustee transfer only); and

     - from a traditional IRA to a Roth IRA, subject to special withholding restrictions discussed below.

In addition, if your spouse survives you, he or she is permitted to rollover your tax-qualified retirement account to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. Beginning in 2007, a beneficiary who is not your surviving spouse may directly roll over the amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

Also effective in 2008, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. If a Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code, any eligible rollover distribution from the Contract will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. Before you receive an eligible rollover distribution, we will provide a notice explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.

                               IX. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to the Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM
(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education,

     -    retirement,

     -    death, or

     -    the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the NASD, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Fund's distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.

The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Selling broker dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable NASD rules and other applicable laws and regulations.

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation

The Contract may be sold directly to certain individuals under various circumstances that do not involve payment of any sales compensation to a registered representative. For such Contracts we will credit initial and subsequent Purchase Payments to the Contract with an additional 5% of the Purchase Payment. However, the amount of this credit, together with the Payment Enhancement attributable to the Contract may not exceed 10% of each Purchase Payment. Therefore, if the Payment Enhancement exceeds 5%, the amount of the credit will be reduced so that the total of the Payment Enhancement and the credit does not exceed 10% of the Purchase Payment.

We will apply the credit and the Payment Enhancement (subject to the limitations on the aggregate credit and Payment Enhancement that may be applied) in effect at the time of the issuance of the Contract to each subsequent Purchase Payment.

The credit may be terminated or reduced at any time for Contracts issued, and subsequent Purchase Payments made, after the date of termination. Initial and subsequent Purchase Payments that do not receive the Payment Enhancements and credits described above will receive the guaranteed Payment Enhancements set forth under "Payment Enhancements" above.

The following classes of individuals are eligible for the credit described above:

     - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the Trust or any of their affiliates, and

     - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (x) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (y) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.

            Appendix A: Examples of Calculation of Withdrawal Charge

The following examples assume an initial Purchase Payment of $30,000 and a subsequent Purchase Payment of $20,000 during the second Contract Year.

EXAMPLE 1. If you surrender the contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of

               -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
                    $5,000, or

               - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

               - The initial purchase payment is in the third year, so the applicable withdrawal charge is .08 x $30,000 = $2,400

               - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .085 x $20,000 = $1,700

               -    The total withdrawal charge is $2,400 + $1,700 = $4,100

EXAMPLE 2. If you surrender the contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of

               -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
                    $5,000, or

               - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

               - The initial purchase payment is in the third year, so the applicable withdrawal charge is .08 x $30,000 = $2,400

               - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .085 x $15,000 = $1,275

               -    The total withdrawal charge is $2,400 + $1,275 = $3,675

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount for the partial, which equals the greater of

               -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
                    $5,000, or

               - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000

     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of

               - 10% of all purchase payments reduced by prior withdrawals during the year= .10 x ($30,000 + $20,000) - $5,000 = $0, or

               - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

               - The initial purchase payment is in the third year, so the applicable withdrawal charge is .08 x $30,000 = $2,400

               - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .085 x $20,000 = $1,700

               -    The total withdrawal charge is $2,400 + $1,700 = $4,100

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        Appendix B: Principal Plus for Life Plus Spousal Protection Rider

This Appendix describes a spousal version of Principal Plus for Life that was available for purchase before May 1, 2007. This Rider cannot be revoked once elected.

OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFITS

Please refer to "VI. Option Benefits" in the Prospectus for general information about our guaranteed minimum withdrawal benefit riders.

Availability

Principal Plus for Life Plus Spousal Protection was available for purchase before May 1, 2007. In certain cases, John Hancock USA will issue a Contract on and after May 1, 2007 with this Rider if you elected to purchase the Rider before then. The Principal Plus for Life Plus Spousal Protection Rider was not available in New York and its availability in other states varied.

AGE RESTRICTIONS. If you elected this Rider: (a) the older of you and your spouse must not be age 81 or older; and (b) both you and your spouse must be at least 65 or, if not, you must have birthdates less than 6 years apart from each other. This Rider cannot be revoked once elected. For Example:

     Assume you purchased a Venture Variable Annuity Contract on NOVEMBER 1, 2006 and wanted to elect the Principal Plus for Life Plus Spousal Protection Rider.

     EXAMPLE #1

     You are born JULY 1, 1941 and your spouse is born JUNE 1, 1947.

          - Since your birthdates are 5 YEARS AND 11 MONTHS apart, YOU MAY elect the Principal Plus for Life Plus Spousal Protection Rider when you purchase your Contract.

     EXAMPLE #2

     You are born JULY 1, 1941 and your spouse is born AUGUST 1, 1947.

          - Since your birthdates are 6 YEARS AND 1 MONTH apart, YOU MAY NOT elect the Principal Plus for Life Plus Spousal Protection Rider.

Purchase Payments

RESTRICTIONS ON CONTRACTS WITH PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. Please refer to the "Purchase Payments" subsection for a description of our restrictions on additional Purchase Payments to Contracts issued with a guaranteed minimum withdrawal benefit rider. These restrictions apply to Contracts issued with Principal Plus for Life Plus Spousal Protection.

IMPACT ON GUARANTEED WITHDRAWAL BALANCE, GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT. Please refer to the "Purchase Payments" subsection for a description of the impact of additional Purchase Payments on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount that's applicable to Principal Plus for Life Plus Spousal Protection).

Rider Fees

Please refer to the "Rider Fees" subsection for a description of the way we impose an additional fee for Principal Plus for Life Plus Spousal Protection.

FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or subsequent Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.

Additional Annuity Options

We provide additional Annuity Options for Contracts issued with the Principal Plus for Life Plus Spousal Protection Rider, as described in the "Pay-out Period Provisions" section of this Prospectus.

Tax Considerations

Please see "VIII. Federal Tax Matters" for information on tax considerations related to the Principal Plus for Life Plus Spousal Protection Rider. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elect this Rider.

INVESTMENT OPTIONS UNDER PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION

Please refer to the "VI. Optional Benefits" section in the Prospectus for general information about the investment options we make available for Contracts issued with Principal Plus for Life Plus Spousal Protection.

FEATURES OF THE PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION RIDER

Definitions

Please refer to the "VI. Optional Benefits" section in the Prospectus for the definitions we use to describe how the Principal Plus for Life Plus Spousal Protection Rider works.

QUALIFICATION OF COVERED PERSON. As stated in the "Definitions" subsection, a Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, Co-Owner, Annuitant, Co-Annuitant or Beneficiary. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See "Withdrawals" in section V. Description of the Contract for additional information on the impact of divorce.)

EXAMPLES OF LIFETIME INCOME DATE. As stated in the "Definitions" subsection, we determine the Lifetime Income Amount on the Contract Anniversary on, or next following, the date the older Covered Person attains age 65. We provide the following examples:

     Assume you purchase a Venture Variable Annuity Contract on NOVEMBER 1, 2006 with the Principal Plus for Life Plus Spousal Protection Rider.

     EXAMPLE #1

     You are born July 1, 1941 and your spouse is born June 1, 1947.

          - Since the oldest Covered Person has attained age 65 at the time of purchase, we will calculate the Lifetime Income Date on November 1, 2006. We provide a Lifetime Income Amount starting on this date.

     EXAMPLE #2

     You are born December 1, 1950 and your spouse is born October 1, 1956.

          - Since the oldest Covered Person attains age 65 on December 1, 2015, we will calculate the Lifetime Income Date on November 1, 2016. We provide a Lifetime Income Amount starting on this date.

Features

OVERVIEW. The optional Principal Plus for Life Plus Spousal Protection Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

In addition, we designed the Principal Plus for Life Plus Spousal Protection Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

IMPACT OF WITHDRAWALS. The Lifetime Income Amount may decrease as a result of a withdrawal as described under "Principal Plus for Life - Impact of Withdrawals." After the Lifetime Income Date, if a withdrawal causes total withdrawals during the Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount), we will recalculate the Lifetime Income Amount. In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value. (See "Principal Plus for Life - Impact of Withdrawals" in the Prospectus.)

INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable "Step-up" to reflect certain increases in Contract Value; and

     - to reflect additional Purchase Payments (see "Purchase Payments" above).

BONUSES. We will increase the Guaranteed Withdrawal Balance at the end of each Contract Year during the Bonus Period if you take no withdrawals during that Contract Year as described under "Principal Plus for Life - Bonuses" in the Prospectus. The Bonus Period for the Spousal version of the Rider is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the younger of the two Covered Persons attains age 80. If you elect the Spousal version of the Principal Plus for Life Rider when you purchase a Contract, the Bonus Period is determined on the Contract Date and will not change upon the death of either Covered Person.

STEP-UPS. The Principal Plus for Life Plus Spousal Protection Rider is subject to the Step-up benefit described under "Principal Plus for Life - Step-ups." We schedule the Step-up Dates under the Spousal Protection version for the 3rd, 6th, and 9th Contract Anniversary while the Rider is in effect. After the 9th Contract Anniversary, we increase the schedule of Step-up dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary while Rider is in effect.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described under "Principal Plus for Life - Life Expectancy Distribution Program" in the Prospectus. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your contract's proportional share of all "life expectancy" distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Principal Plus for Life Plus Spousal Protection Rider will enter its Settlement Phase as described under "Principal Plus for Life - Settlement Phase" when:

     -    the Contract Value reduces to zero; and

     - withdrawals during that Contract Year do not exceed the Guaranteed Withdrawal Amount; and

     - either the Guaranteed Withdrawal Balance or the Lifetime Income Amount is greater than zero.

(See "Principal Plus for Life - Settlement Phase" in the Prospectus.)

If during the Settlement Phase, the Guaranteed Withdrawal Balance equals zero and the Lifetime Income Amount is greater than zero, you will automatically receive settlement payments each Contract Year equal to the Lifetime Income Amount during the life of either Covered Person.

IMPACT OF DEATH BENEFITS. Death benefits under a Principal Plus for Life Plus Spousal Protection Rider differ from those under the basic Principal Plus for Life optional benefit Rider:

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (See "Rider Fees," above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.

If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:

     - no greater than the Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Balance is depleted to zero;

     - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (The Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

     - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person. If the surviving Covered Person dies while the Principal Plus for Life Plus Spousal Protection Rider is in effect and if the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Principal Plus for Life Plus Spousal Protection Rider will continue. The Rider will only continue, however, if the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Bonuses or Step-ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Principal Plus for Life Plus Spousal Protection Rider fee will continue (See "Rider Fees," above). We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life Plus Spousal Protection Rider fee at that time. The Rider will enter its Settlement Phase if the Guaranteed Withdrawal Balance is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.

If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Guaranteed Withdrawal Balance to zero, the Rider terminates and we will make no additional payments to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Qualification of Covered Person" above). If that happens and:

     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

     - if the remaining Covered Person subsequently dies, we will consider that person to be the "last" Covered Person and the Rider may continue in certain cases as described in "Death of Last Covered Person" above.

TERMINATION. The Principal Plus for Life Plus Spousal Protection Rider terminates in accordance with the "Principal Plus for Life -Termination" section in the Prospectus.

You should consult with your financial professional to assist you in determining whether the Principal Plus for Life Plus Spousal Protection Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must remain living until the Lifetime Income Date for you to receive certain benefits. Furthermore, similar to Principal Plus for Life, this Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing a Principal Plus for Life Plus Spousal Protection Rider.

EXAMPLES. Please refer to Appendix C for hypothetical examples that illustrate the benefits under Principal Plus for Life Plus Spousal Protection Rider.

           Appendix C: Guaranteed Minimum Withdrawal Benefit Examples

The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.

EXAMPLES 1A, 1B, 1C AND 1D DEMONSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.

                                                          BENEFIT BASE
                       LIFETIME                                ON
CONTRACT   PURCHASE     INCOME    WITHDRAWAL                CONTRACT
  YEAR     PAYMENTS     AMOUNT       TAKEN      BONUS      ANNIVERSARY
--------   --------   ---------   ----------   ------     ------------
At issue   $100,000      N/A        $    0     $    0      $100,000(1)
    1             0      N/A             0      6,000(2)    106,000(3)
    2             0      N/A             0      6,000       112,000
    3             0      N/A             0      6,000       118,000
    4             0      N/A             0      6,000       124,000
    5             0      N/A             0      6,000       130,000
    6             0      N/A             0      6,000       136,000
    7             0      N/A             0      6,000       142,000
    8             0      N/A             0      6,000       148,000
    9             0      N/A             0      6,000       154,000
   10             0      N/A             0      6,000       160,000
   11             0   $8,000(4)      8,000          0       160,000
   12             0    8,000         8,000          0       160,000
   13             0    8,000         8,000          0       160,000
   14             0    8,000         8,000          0       160,000
   15             0    8,000         8,000          0       160,000
   20             0    8,000         8,000          0       160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Benefit Base. The bonus amount is equal to 6% of the total Purchase Payments to date (.06 X $100,000 = $6,000).

(3) Following a bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the bonus increased by the amount of the bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 X $160,000 = $8,000)

EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                             BENEFIT     LIFETIME INCOME
                          BENEFIT BASE      LIFETIME INCOME                  BASE ON        AMOUNT ON
CONTRACT   PURCHASE           AFTER          AMOUNT AFTER     WITHDRAWAL     CONTRACT        CONTRACT
  YEAR     PAYMENTS     PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN     ANNIVERSARY     ANNIVERSARY
--------   --------     ----------------   ----------------   ----------   -----------   ---------------
At issue   $100,000        $100,000            $5,000           $   --       $100,000         $5,000
   1         10,000(1)      110,000(1)          5,500(1)         5,500        110,000          5,500
   2         10,000(2)      114,500(2)          5,725(2)         5,725        114,500          5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + 10,000 = $110,000). The Lifetime Income
     Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X 110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 +(10,000-5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X 114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.

                                              HYPOTHETICAL
                      LIFETIME                  CONTRACT
                       INCOME                   VALUE ON
                       AMOUNT                   CONTRACT     BENEFIT BASE
                       AFTER                   ANNIVERSARY        ON
CONTRACT   PURCHASE   PURCHASE   WITHDRAWAL     PRIOR TO       CONTRACT
  YEAR      PAYMENT    PAYMENT      TAKEN       RIDER FEE    ANNIVERSARY
--------   --------   --------   ----------   ------------   ------------
At issue   $100,000   $   --      $   --       $     --       $100,000
    1             0    5,000       5,000        102,000        102,000(1)
    2             0    5,100(1)    5,100(1)     103,514        103,514
    3             0    5,176       5,176        105,020        105,020
    4             0    5,251       5,251         94,013(2)     105,020(2)
    5             0    5,251       5,251         78,793        105,020

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x 102,000 = $5,100).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.

EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 1c, but with a withdrawal of $10,000 at the end of year 4.

                                              HYPOTHETICAL
                      LIFETIME                  CONTRACT
                       INCOME                   VALUE ON
                       AMOUNT                   CONTRACT     BENEFIT BASE
                        AFTER                  ANNIVERSARY        ON
CONTRACT   PURCHASE   PURCHASE   WITHDRAWAL     PRIOR TO       CONTRACT
  YEAR      PAYMENT    PAYMENT      TAKEN       RIDER FEE    ANNIVERSARY
--------   --------   --------   ----------   ------------   ------------
At issue   $100,000   $   --       $    --      $     --      $100,000
    1             0    5,000         5,000       102,000       102,000
    2             0    5,100         5,100       103,514       103,514
    3             0    5,176         5,176       105,020       105,020
    4             0    5,251        10,000        89,264        89,264(1)
    5             0    4,463(1)      4,463        75,307        89,264

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,264) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020-10,000 = $95,020). The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x 89,264 = $4,463).

EXAMPLES 2A, 2B, 2C AND 2D DEMONSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.

                                                          BENEFIT BASE
                       LIFETIME                                ON
CONTRACT   PURCHASE     INCOME    WITHDRAWAL                CONTRACT
  YEAR     PAYMENTS     AMOUNT       TAKEN      BONUS      ANNIVERSARY
--------   --------   ---------   ----------   ------     ------------
At issue   $100,000      N/A        $    0     $    0      $100,000(1)
    1             0      N/A             0      6,000(2)    106,000(3)
    2             0      N/A             0      6,000       112,000
    3             0      N/A             0      6,000       118,000
    4             0      N/A             0      6,000       124,000
    5             0      N/A             0      6,000       130,000
    6             0      N/A             0      6,000       136,000
    7             0      N/A             0      6,000       142,000
    8             0      N/A             0      6,000       148,000
    9             0      N/A             0      6,000       154,000
   10             0      N/A             0      6,000       160,000
   11             0   $7,600(4)      7,600          0       160,000
   12             0    7,600         7,600          0       160,000
   13             0    7,600         7,600          0       160,000
   14             0    7,600         7,600          0       160,000
   15             0    7,600         7,600          0       160,000
   20             0    7,600         7,600          0       160,000

(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Benefit Base. The bonus amount is equal to 6% of the total Purchase Payments to date (.06 X $100,000 = $6,000).

(3) Following a bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the bonus increased by the amount of the bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 X $160,000 = $7,600)

EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                                             BENEFIT     LIFETIME INCOME
                          BENEFIT BASE      LIFETIME INCOME                  BASE ON        AMOUNT ON
CONTRACT   PURCHASE           AFTER          AMOUNT AFTER     WITHDRAWAL     CONTRACT        CONTRACT
  YEAR     PAYMENTS     PURCHASE PAYMENT   PURCHASE PAYMENT      TAKEN     ANNIVERSARY     ANNIVERSARY
--------   --------     ----------------   ----------------   ----------   -----------   ---------------
At issue   $100,000        $100,000            $4,750           $   --       $100,000         $5,000
    1        10,000(1)      110,000(1)          5,225(1)         5,225        110,000          5,225
    2        10,000(2)      114,775(2)          5,452(2)         5,452        114,775          5,452

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + 10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 X $110,000 = $5,225).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 +(10,000-5,225) = $114,775) The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 X $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 of the youngest Covered Person, no additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.

                                                        HYPOTHETICAL
                         LIFETIME INCOME              CONTRACT VALUE ON
                          AMOUNT AFTER                    CONTRACT
               PURCHASE     PURCHASE      WITHDRAWAL  ANNIVERSARY PRIOR     BENEFIT BASE ON
CONTRACT YEAR  PAYMENTS      PAYMENT         TAKEN      TO RIDER FEE     CONTRACT ANNIVERSARY
-------------  --------  ---------------  ----------  -----------------  --------------------
  At issue     $100,000     $   --         $   --        $     --             $100,000
      1               0      4,750          4,750         102,250              102,250
      2               0      4,857(1)       4,857(1)      104,025              104,025(1)
      3               0      4,941          4,941         105,800              105,800
      4               0      5,026          5,026          94,977(2)           105,800(2)
      5               0      5,026          5,026          79,882              105,800

(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).

(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.

                                                        HYPOTHETICAL
                         LIFETIME INCOME              CONTRACT VALUE ON
                          AMOUNT AFTER                    CONTRACT
               PURCHASE     PURCHASE      WITHDRAWAL  ANNIVERSARY PRIOR     BENEFIT BASE ON
CONTRACT YEAR  PAYMENTS      PAYMENT         TAKEN      TO RIDER FEE     CONTRACT ANNIVERSARY
-------------  --------  ---------------  ----------  -----------------  --------------------
At issue       $100,000     $   --          $    --        $     --           $100,000
   1                  0      4,750            4,750         102,250            102,250
   2                  0      4,857            4,857         104,025            104,025
   3                  0      4,941            4,941         105,800            105,800
   4                  0      5,026           10,000          90,002             90,002(1)
   5                  0      4,275(1)         4,275          76,156             90,002

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,026. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,002) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,800-10,000 = $95,800). The Lifetime Income Amount will equal 4.75% of the new Benefit Base (.0475 x $90,002 = $4,275).

EXAMPLES 3A, 3B, 3C AND 3D DEMONSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.

EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                           GUARANTEED
                         GUARANTEED  LIFETIME                          WITHDRAWAL BALANCE
               PURCHASE  WITHDRAWAL   INCOME    WITHDRAWAL                 ON CONTRACT
CONTRACT YEAR  PAYMENTS    AMOUNT     AMOUNT       TAKEN     BONUS         ANNIVERSARY
-------------  --------  ----------  --------   ----------  ------     ---------------
  At issue     $100,000      N/A        N/A       $    0    $    0       $100,000(1)
      1               0   $5,000(1)     N/A            0     5,000(2)     105,000(3)
      2               0     5250(3)     N/A            0     5,000        110,000
      3               0    5,500        N/A            0     5,000        115,000
      4               0    5,750        N/A            0     5,000        120,000
      5               0    6,000        N/A            0     5,000        125,000
      6               0    6,250        N/A            0     5,000        130,000
      7               0    6,500        N/A            0     5,000        135,000
      8               0    6,750        N/A            0     5,000        140,000
      9               0    7,000        N/A            0     5,000        145,000
     10               0    7,250        N/A            0     5,000        150,000
     11               0    7,500     $7,500(4)     7,500         0        142,500
     12               0    7,500      7,500        7,500         0        135,000
     13               0    7,500      7,500        7,500         0        127,500
     14               0    7,500      7,500        7,500         0        120,000
     15               0    7,500      7,500        7,500         0        112,500
     20               0    7,500      7,500        7,500         0         75,000
     25               0    7,500      7,500        7,500         0         37,500
     30               0    7,500      7,500        7,500         0              0
     31+              0        0      7,500        7,500         0              0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 X $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 X $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 X $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 X $150,000 = $7,500)

EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                             BENEFIT                                               LIFETIME INCOME
                           BASE AFTER   LIFETIME INCOME              BENEFIT BASE     AMOUNT ON
               PURCHASE     PURCHASE     AMOUNT AFTER    WITHDRAWAL  ON CONTRACT      CONTRACT
CONTRACT YEAR  PAYMENTS      PAYMENT   PURCHASE PAYMENT     TAKEN    ANNIVERSARY     ANNIVERSARY
-------------  --------    ----------  ----------------  ----------  ------------  ---------------
  At issue     $100,000    $100,000        $5,000          $   --      $100,000        $5,000
      1          10,000(1)  110,000(1)      5,500(1)        5,500       104,500         5,500
      2          10,000(2)  114,500(2)      5,725(2)        5,725       108,775         5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + 10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X $114,500 = $5,725).

EXAMPLE 3C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3,

                                                                           HYPOTHETICAL
                            GUARANTEED                                   CONTRACT VALUE ON      GUARANTEED
                            WITHDRAWAL      LIFETIME INCOME                  CONTRACT       WITHDRAWAL BALANCE
               PURCHASE    AMOUNT AFTER      AMOUNT AFTER    WITHDRAWAL  ANNIVERSARY PRIOR      ON CONTRACT
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT  PURCHASE PAYMENT     TAKEN      TO RIDER FEE         ANNIVERSARY
-------------  --------  ----------------  ----------------  ----------  -----------------  ------------------
  At issue     $100,000      $   --            $   --          $   --         $     --          $100,000
      1               0       5,000             5,000           5,000          102,000            95,000
      2               0       5,000             5,000           5,000          103,828            90,000
      3               0       5,000             5,000           5,000          105,781           105,781(1)
      4               0       5,289(2)          5,289(2)        5,289           94,946           100,492

(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 X $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 X $107,881 = $5,289).

EXAMPLE 3D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.

                                                                           HYPOTHETICAL
                            GUARANTEED                                   CONTRACT VALUE ON      GUARANTEED
                            WITHDRAWAL      LIFETIME INCOME                  CONTRACT       WITHDRAWAL BALANCE
               PURCHASE    AMOUNT AFTER      AMOUNT AFTER    WITHDRAWAL  ANNIVERSARY PRIOR      ON CONTRACT
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT  PURCHASE PAYMENT     TAKEN      TO RIDER FEE         ANNIVERSARY
-------------  --------  ----------------  ----------------  ----------  -----------------  ------------------
  At issue     $100,000      $   --            $   --         $    --         $     --          $100,000
      1               0       5,000             5,000           5,000          102,000            95,000
      2               0       5,000             5,000           5,000          103,828            90,000
      3               0       5,000             5,000           5,000          105,781           105,781
      4               0       5,289             5,289          10,000           90,235            90,235(1)
      5               0       4,512(1)          4,512(1)        4,512           76,319            85,723

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781-$10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 =$4,512).

EXAMPLES 4A, 4B, 4C AND 4D DEMONSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.

EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.

                                                                                      GUARANTEED
                           GUARANTEED                                             WITHDRAWAL BALANCE
                PURCHASE   WITHDRAWAL   LIFETIME INCOME   WITHDRAWAL                  ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT          AMOUNT          TAKEN      BONUS         ANNIVERSARY
-------------   --------   ----------   ---------------   ----------   ------     ------------------
   At issue     $100,000       N/A            N/A           $    0     $    0         $100,000(1)
      1                0    $5,000(1)         N/A                0      5,000(2)       105,000(3)
      2                0    5,250(3)          N/A                0      5,000          110,000
      3                0    5,500             N/A                0      5,000          115,000
      4                0    5,750             N/A                0      5,000          120,000
      5                0    6,000             N/A                0      5,000          125,000
      6                0    6,250             N/A                0      5,000          130,000
      7                0    6,500             N/A                0      5,000          135,000
      8                0    6,750             N/A                0      5,000          140,000
      9                0    7,000             N/A                0      5,000          145,000
     10                0    7,250             N/A                0      5,000          150,000
     11                0    7,500          $7,500(4)         7,500          0          142,500
     12                0    7,500           7,500            7,500          0          135,000
     13                0    7,500           7,500            7,500          0          127,500
     14                0    7,500           7,500            7,500          0          120,000
     15                0    7,500           7,500            7,500          0          112,500
     20                0    7,500           7,500            7,500          0           75,000
     25                0    7,500           7,500            7,500          0           37,500
     30                0    7,500           7,500            7,500          0                0
     31+               0        0           7,500            7,500          0                0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 X $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 X $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 X $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 X $150,000 = $7,500)

EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                   LIFETIME INCOME                BENEFIT BASE ON     LIFETIME INCOME
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL       CONTRACT      AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN       ANNIVERSARY         ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ---------------   ------------------
  AT ISSUE      $100,000        $100,000              $5,000           $   --         $100,000            $5,000
      1           10,000(1)      110,000(1)            5,500(1)         5,500          104,500             5,500
      2           10,000(2)      114,500(2)            5,725(2)         5,725          108,775             5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + 10,000 = $110,000). The Lifetime Income
     Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 +$10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X $114,500 = $5,725).

EXAMPLE 4C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3,

                                                                                 HYPOTHETICAL
                              GUARANTEED      LIFETIME INCOME                  CONTRACT VALUE ON
                              WITHDRAWAL        AMOUNT AFTER                       CONTRACT               GUARANTEED
                PURCHASE     AMOUNT AFTER         PURCHASE      WITHDRAWAL   ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT       PAYMENT          TAKEN           RIDER FEE         CONTRACT ANNIVERSARY
-------------   --------   ----------------   ---------------   ----------   --------------------   ---------------------
   AT ISSUE     $100,000       $   --              $   --         $   --           $     --              $100,000
          1            0        5,000               5,000          5,000            102,000               102,000(1)
          2            0        5,100(2)            5,100          5,100            103,514               103,514
          3            0        5,176               5,176          5,176            105,020               105,020
          4            0        5,251               5,251          5,251             94,012                99,769

(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000-$5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 X $102,000 = $5,100).

EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.

                                                                                 HYPOTHETICAL
                              GUARANTEED      LIFETIME INCOME                  CONTRACT VALUE ON
                              WITHDRAWAL        AMOUNT AFTER                       CONTRACT               GUARANTEED
                PURCHASE     AMOUNT AFTER         PURCHASE      WITHDRAWAL   ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT       PAYMENT          TAKEN           RIDER FEE         CONTRACT ANNIVERSARY
-------------   --------   ----------------   ---------------   ----------   --------------------   ---------------------
   At issue     $100,000       $   --            $   --           $    --          $     --              $100,000
          1            0        5,000             5,000             5,000           102,000               102,000
          2            0        5,100             5,100             5,100           103,514               103,514
          3            0        5,176             5,176             5,176           105,020               105,020
          4            0        5,251             5,251            10,000            89,263                89,263(1)
          5            0        4,463(1)          4,463(1)          4,463            75,307                84,800

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020-10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 5A, 5B, 5C AND 5D DEMONSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER.

EXAMPLE 5A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at age 55 of oldest Covered Person, no additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and either of the Covered Persons survives at least 31 years from issue.

                                                                                      GUARANTEED
                           GUARANTEED                                             WITHDRAWAL BALANCE
                PURCHASE   WITHDRAWAL   LIFETIME INCOME   WITHDRAWAL                  ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT          AMOUNT          TAKEN      BONUS         ANNIVERSARY
-------------   --------   ----------   ---------------   ----------   ------     ------------------
   AT ISSUE     $100,000       N/A            N/A           $    0     $    0         $100,000(1)
          1            0    $5,000(1)         N/A                0      5,000(2)       105,000(3)
          2            0     5,250(3)         N/A                0      5,000          110,000
          3            0     5,500            N/A                0      5,000          115,000
          4            0     5,750            N/A                0      5,000          120,000
          5            0     6,000            N/A                0      5,000          125,000
          6            0     6,250            N/A                0      5,000          130,000
          7            0     6,500            N/A                0      5,000          135,000
          8            0     6,750            N/A                0      5,000          140,000
          9            0     7,000            N/A                0      5,000          145,000
         10            0     7,250            N/A                0      5,000          150,000
         11            0     7,500         $7,500(4)         7,500          0          142,500
         12            0     7,500          7,500            7,500          0          135,000
         13            0     7,500          7,500            7,500          0          127,500
         14            0     7,500          7,500            7,500          0          120,000
         15            0     7,500          7,500            7,500          0          112,500
         20            0     7,500          7,500            7,500          0           75,000
         25            0     7,500          7,500            7,500          0           37,500
         30            0     7,500          7,500            7,500          0                0
        31+            0         0          7,500            7,500          0                0

(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 X $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 X $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 X $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2 (oldest Covere d Person for Principal Plus for Life - Spousal Protection Rider). The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 X $150,000 = $7,500)

EXAMPLE 5B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at age 65 of oldest Covered Person, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.

                                                   LIFETIME INCOME                BENEFIT BASE ON     LIFETIME INCOME
                PURCHASE     BENEFIT BASE AFTER     AMOUNT AFTER     WITHDRAWAL       CONTRACT      AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS      PURCHASE PAYMENT    PURCHASE PAYMENT      TAKEN       ANNIVERSARY         ANNIVERSARY
-------------   --------     ------------------   ----------------   ----------   ---------------   ------------------
   AT ISSUE     $100,000         $100,000             $5,000           $  --          $100,000            $5,000
          1       10,000(1)       110,000(1)           5,500(1)         5,500          104,500             5,500
          2       10,000(2)       114,500(2)           5,725(2)         5,725          108,775             5,725

(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X 110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 X $114,500 = $5,725).

EXAMPLE 5C. THIS EXAMPLE DEMONSTRATE THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at the oldest Covered Person's age 65, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.

                                                                               HYPOTHETICAL
                                                                                 CONTRACT
                                                                                 VALUE ON     GUARANTEED
                               GUARANTEED                                        CONTRACT     WITHDRAWAL
                           WITHDRAWAL AMOUNT    LIFETIME INCOME                 ANNIVERSARY    BALANCE ON
                PURCHASE     AFTER PURCHASE      AMOUNT AFTER     WITHDRAWAL     PRIOR TO      CONTRACT
CONTRACT YEAR   PAYMENTS        PAYMENT        PURCHASE PAYMENT     TAKEN        RIDER FEE    ANNIVERSARY
-------------   --------   -----------------   ----------------   ----------   ------------   -----------
At issue        $100,000        $   --             $   --           $   --      $     --      $100,000
1                      0         5,000              5,000            5,000       102,000        95,000
2                      0         5,000              5,000            5,000       103,560        90,000
3                      0         5,000              5,000            5,000       105,240(1)    105,240(1)
4                      0         5,262(2)           5,262(2)         5,262        94,245        99,978

(1) At the end of Contract Year 3, the Contract Value in this example, $105,240 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,240.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 X $105,240 = $5,262). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 X $105,240 = $5,262).

EXAMPLE 5D. THIS EXAMPLE ILLUSTRATE EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 5c, but with a withdrawal of $10,000 at the end of year 4.

                                                                               HYPOTHETICAL
                                                                                 CONTRACT
                                                                                 VALUE ON     GUARANTEED
                               GUARANTEED                                        CONTRACT     WITHDRAWAL
                           WITHDRAWAL AMOUNT    LIFETIME INCOME                 ANNIVERSARY    BALANCE ON
                PURCHASE     AFTER PURCHASE      AMOUNT AFTER     WITHDRAWAL     PRIOR TO      CONTRACT
CONTRACT YEAR   PAYMENTS        PAYMENT        PURCHASE PAYMENT     TAKEN        RIDER FEE    ANNIVERSARY
-------------   --------   -----------------   ----------------   ----------   ------------   -----------
At issue        $100,000       $    --             $   --           $    --      $     --     $100,000
1                      0         5,000              5,000             5,000       102,000       95,000
2                      0         5,000              5,000             5,000       103,560       90,000
3                      0         5,000              5,000             5,000       105,240      105,240
4                      0         5,262              5,262            10,000        89,507       89,507(1)
5                      0         4,475(1)           4,475(1)          4,475        75,465       85,031

(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,262. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,507) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,240-$10,000 = $95,240). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,507 = $4,475).

                        Appendix D: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the proceeds.

The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a traditional IRA or another Roth IRA. A Roth IRA, however, may not accept rollover contributions from other Qualified Plans, except (and only to the extent) that such rollover consists of designated Roth contributions to the rollover.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. If you intend to use the Contract in connection with a Roth IRA, you should seek independent tax advice.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement planare generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

     - A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

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            Appendix E: Examples of Payment Enhancement Calculations

The Payment Enhancement is determined based on the cumulative amount of your payments. The Payment Enhancements, as a percentage of payments, are shown in the table below.

  CUMULATIVE PAYMENTS    PAYMENT ENHANCEMENT(1)
----------------------   ----------------------
  $10,000 to $499,999             3.0%
$500,000 to $2,499,999            4.0%
 $2,500,000 and above             5.0%

Payment Enhancements are payable as a percentage of the payment being made. The two examples below demonstrate how the Payment Enhancement is calculated:

EXAMPLE 1. Assume an initial payment of $400,000 and a subsequent payment of $200,000. Payment Enhancements would be determined as follows(2):

     - A Payment Enhancement of $12,000 (3% x $400,000) would be allocated among the Investment Options in proportion to the allocation of the $400,000 initial payment,

     - A Payment Enhancement of $8,000 (4% x $200,000) would be allocated among the Investment Options in proportion to the allocation of the $200,000 subsequent payment.

EXAMPLE 2. Assume an initial payment of $200,000 and a subsequent payment of $400,000. Payment Enhancements would be determined as follows(2):

     - A Payment Enhancement of $6,000 (3% x $200,000) would be allocated among the Investment Options in proportion to the allocation of the $200,000 initial payment,

     - A Payment Enhancement of $16,000 (4% x $400,000) would be allocated among the Investment Options in proportion to the allocation of the $400,000 subsequent payment.

(1) Promotional Payment Enhancement rates that are currently in effect for new Contracts are higher (see "V. Description of the Contract - Payment Enhancements").

(2) Unless we receive a Letter of Intent from you representing that additional Purchase Payments will be received within 13 months of the issue date of the Contract. If we receive a Letter of Intent, the Payment Enhancement will be determined using the percentage associated with the total amount of Purchase Payments indicated in the Letter of Intent (see "V. Description of the Contract - Payment Enhancements").

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                 APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Fund (including dividends and distributions made by that Fund), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture Vantage(R) Contracts with no optional benefit Riders;

     - Venture Vantage(R) Contracts with an optional Annual Step Death Benefit Rider; and

     - Previously issued Venture Vantage(R) Contracts with an optional Guaranteed Earnings Multiplier ("GEM") optional benefit Rider.

Please note that fees for a guaranteed minimum withdrawal benefit Rider are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Vantage New Sales

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

               ACCUMULATION UNIT VALUES- VANTAGE VARIABLE ANNUITY

                             YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                           12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                          ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Contracts with no Optional Benefits
Value at Start of Year    $12.410162 $12.500000         --         --         --       --       --       --       --       --
Value at End of Year       13.012317  12.410162         --         --         --       --       --       --       --       --
No. of Units               3,087,417    791,907         --         --         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.399892  12.500000         --         --         --       --       --       --       --       --
Value at End of Year       12.975650  12.399892         --         --         --       --       --       --       --       --
No. of Units               1,989,870    561,066         --         --         --       --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year     19.130193  16.807957  15.254034  12.500000         --       --       --       --       --       --
Value at End of Year       20.653351  19.130193  16.807957  15.254034         --       --       --       --       --       --
No. of Units               6,656,145  5,934,668  4,644,778    418,891         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     19.028876  16.752296  15.234022  12.500000         --       --       --       --       --       --
Value at End of Year       20.503034  19.028876  16.752296  15.234022         --       --       --       --       --       --
No. of Units               2,791,715  2,148,990  1,426,218    391,517         --       --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year     17.233995  16.623657  15.372805  12.500000         --       --       --       --       --       --
Value at End of Year       19.450139  17.233995  16.623657  15.372805         --       --       --       --       --       --
No. of Units               5,744,824  4,904,505  3,699,484    233,294         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.142690  16.568595  15.352637  12.500000         --       --       --       --       --       --
Value at End of Year       19.308566  17.142690  16.568595  15.352637         --       --       --       --       --       --
No. of Units               2,756,448  2,110,126  1,371,928    258,399         --       --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year     22.946316  19.280394  16.491401  12.500000         --       --       --       --       --       --
Value at End of Year       26.734523  22.946316  19.280394  16.491401         --       --       --       --       --       --
No. of Units               3,450,578  2,717,581  1,774,536     98,509         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     22.824807  19.216554  16.469766  12.500000         --       --       --       --       --       --
Value at End of Year       26.539979  22.824807  19.216554  16.469766         --       --       --       --       --       --
No. of Units               1,451,379  1,083,099    611,849     67,542         --       --       --       --       --       --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     14.431593  13.910241  12.981709  10.219054  12.500000       --       --       --       --       --
Value at End of Year       15.533561  14.431593  13.910241  12.981709  10.219054       --       --       --       --       --
No. of Units               1,089,323  1,204,800  1,158,877    617,589    418,888       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.327062  13.837048  12.939311  10.206043  12.500000       --       --       --       --       --
Value at End of Year       15.390317  14.327062  13.837048  12.939311  10.206043       --       --       --       --       --
No. of Units                 291,720    297,497    213,224     30,882     10,085       --       --       --       --       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     14.654969  13.089938  12.171848   9.556431  12.500000       --       --       --       --       --
Value at End of Year       14.727981  14.654969  13.089938  12.171848   9.556431       --       --       --       --       --
No. of Units                 563,128    182,168    195,765    211,754    124,844       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.548803  13.021044  12.132085   9.544262  12.500000       --       --       --       --       --
Value at End of Year       12.964816  14.548803  13.021044  12.132085   9.544262       --       --       --       --       --
No. of Units                 128,538     15,268      6,137      3,248      4,124       --       --       --       --       --

Vantage New Sales

                             YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                           12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                          ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
Value at Start of Year    $14.792845 $13.754542 $12.500000         --         --       --       --       --       --       --
Value at End of Year       16.872448  14.792845  13.754542         --         --       --       --       --       --       --
No. of Units                 354,296    162,522     66,024         --         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.743839  13.736322  12.500000         --         --       --       --       --       --       --
Value at End of Year       16.783055  14.743839  13.736322         --         --       --       --       --       --       --
No. of Units                  61,604     29,081     11,947         --         --       --       --       --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
Value at Start of Year     14.648304  14.064773  12.500000         --         --       --       --       --       --       --
Value at End of Year       15.357367  14.648304  14.064773         --         --       --       --       --       --       --
No. of Units                 336,984    456,258    300,879         --         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.599758  14.046138  12.500000         --         --       --       --       --       --       --
Value at End of Year       15.275960  14.599758  14.046138         --         --       --       --       --       --       --
No. of Units                 165,723    202,252     97,703         --         --       --       --       --       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     14.825708  14.516669  12.864713  10.419024  12.500000       --       --       --       --       --
Value at End of Year       17.337374  14.825708  14.516669  12.864713  10.419024       --       --       --       --       --
No. of Units               1,560,317  1,745,873  1,642,979  1,114,993    766,558       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.718317  14.440278  12.822685  10.405752  12.500000       --       --       --       --       --
Value at End of Year       17.177495  14.718317  14.440278  12.822685  10.405752       --       --       --       --       --
No. of Units                 421,534    431,365    266,760     80,834     16,980       --       --       --       --       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     15.738520  14.580230  13.451522  10.241025  12.500000       --       --       --       --       --
Value at End of Year       19.025897  15.738520  14.580230  13.451522  10.241025       --       --       --       --       --
No. of Units                 223,983    208,038    206,195    190,654    125,127       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.624517  14.503495  13.407583  10.227986  12.500000       --       --       --       --       --
Value at End of Year       18.850460  15.624517  14.503495  13.407583  10.227986       --       --       --       --       --
No. of Units                  39,487     30,059     26,277     15,535        836       --       --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     15.822838  14.783043  13.472600  10.559943  12.500000       --       --       --       --       --
Value at End of Year       17.798619  15.822838  14.783043  13.472600  10.559943       --       --       --       --       --
No. of Units               1,613,638  1,236,685    999,806    788,137    722,275       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.708228  14.705246  13.428610  10.546509  12.500000       --       --       --       --       --
Value at End of Year       17.634502  15.708228  14.705246  13.428610  10.546509       --       --       --       --       --
No. of Units                 660,220    433,555    197,850     31,408     11,638       --       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     14.605849  14.002434  12.638742  10.149550  12.500000       --       --       --       --       --
Value at End of Year       16.291586  14.605849  14.002434  12.638742  10.149550       --       --       --       --       --
No. of Units               1,124,811    798,432    434,763    117,087     64,984       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.500051  13.928749  12.597473  10.136635  12.500000       --       --       --       --       --
Value at End of Year       16.141369  14.500051  13.928749  12.597473  10.136635       --       --       --       --       --
No. of Units                 786,453    535,067    234,440      9,046        830       --       --       --       --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     16.162566  17.584406  16.225841  14.308974  12.500000       --       --       --       --       --
Value at End of Year       16.721256  16.162566  17.584406  16.225841  14.308974       --       --       --       --       --
No. of Units                 951,122    689,169    505,945    331,386    221,118       --       --       --       --       --

Vantage New Sales

                             YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                           12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                          ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    $16.045535 $17.491941 $16.172895 $14.290823 $12.500000       --       --       --       --       --
Value at End of Year       16.567109  16.045535  17.491941  16.172895  14.290823       --       --       --       --       --
No. of Units                 505,289    348,357    163,463     58,633      9,679       --       --       --       --       --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     17.830852  16.107097  14.220030  10.626002  12.500000       --       --       --       --       --
Value at End of Year       18.991253  17.830852  16.107097  14.220030  10.626002       --       --       --       --       --
No. of Units                 386,178    357,276    331,788    300,443    187,281       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.701664  16.022313  14.173571  10.612467  12.500000       --       --       --       --       --
Value at End of Year       18.816077  17.701664  16.022313  14.173571  10.612467       --       --       --       --       --
No. of Units                  73,278     74,870     56,393     33,516      5,305       --       --       --       --       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     15.941511  15.633635  14.324530  11.713618  12.500000       --       --       --       --       --
Value at End of Year       17.304026  15.941511  15.633635  14.324530  11.713618       --       --       --       --       --
No. of Units                 465,143    527,606    644,525    535,198    182,041       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.826048  15.551396  14.277775  11.698735  12.500000       --       --       --       --       --
Value at End of Year       17.144483  15.826048  15.551396  14.277775  11.698735       --       --       --       --       --
No. of Units                 111,397    215,221    181,616    173,522     76,459       --       --       --       --       --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     14.743097  14.261910  13.484978  10.844734  12.500000       --       --       --       --       --
Value at End of Year       15.739087  14.743097  14.261910  13.484978  10.844734       --       --       --       --       --
No. of Units                 519,624    553,526    611,366    449,663    310,937       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.636323  14.186875  13.440953  10.830938  12.500000       --       --       --       --       --
Value at End of Year       15.593967  14.636323  14.186875  13.440953  10.830938       --       --       --       --       --
No. of Units                 104,558    106,569     93,132     51,598      4,107       --       --       --       --       --

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Contracts with no Optional Benefits
Value at Start of Year     12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year       13.503317         --         --         --         --       --       --       --       --       --
No. of Units                 770,055         --         --         --         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     12.500000         --         --         --         --       --       --       --       --       --
Value at End of Year       13.479737         --         --         --         --       --       --       --       --       --
No. of Units                 347,176         --         --         --         --       --       --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY, INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     16.071601  14.106539  12.420452   9.684206  12.500000       --       --       --       --       --
Value at End of Year       19.720898  16.071601  14.106539  12.420452   9.684206       --       --       --       --       --
No. of Units                 182,584    148,278    174,243    145,022    116,451       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.955163  14.032279  12.379856   9.671864  12.500000       --       --       --       --       --
Value at End of Year       19.539027  15.955163  14.032279  12.379856   9.671864       --       --       --       --       --
No. of Units                  40,486     19,364      9,947      5,510      3,919       --       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
Value at Start of Year     15.351670  12.500000         --         --         --       --       --       --       --       --
Value at End of Year       18.729394  15.351670         --         --         --       --       --       --       --       --
No. of Units                 370,887    113,101         --         --         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.331369  12.500000         --         --         --       --       --       --       --       --
Value at End of Year       18.667360  15.331369         --         --         --       --       --       --       --       --
No. of Units                  51,402     16,220         --         --         --       --       --       --       --       --

Vantage New Sales

                              YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED       ENDED       ENDED       ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                            12/31/06    12/31/05    12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                          ----------- ----------- ----------- ---------- ---------- -------- -------- -------- -------- --------
INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year    $ 19.377439 $ 17.910728 $ 15.050495 $ 9.878693 $12.500000       --       --       --       --       --
Value at End of Year        24.337272   19.377439   17.910728  15.050495   9.878693       --       --       --       --       --
No. of Units                  158,412     166,799     170,357     87,054     53,743       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year      19.237114   17.816506   15.001355   9.866121  12.500000       --       --       --       --       --
Value at End of Year        24.112910   19.237114   17.816506  15.001355   9.866121       --       --       --       --       --
No. of Units                   86,241      82,013      56,009     17,077        497       --       --       --       --       --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year      18.070607   16.636993   13.921688   9.783417  12.500000       --       --       --       --       --
Value at End of Year        23.001890   18.070607   16.636993  13.921688   9.783417       --       --       --       --       --
No. of Units                  948,384     916,366     833,752    625,371    529,848       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year      17.939725   16.549456   13.876213   9.770965  12.500000       --       --       --       --       --
Value at End of Year        22.789826   17.939725   16.549456  13.876213   9.770965       --       --       --       --       --
No. of Units                  193,480     186,031      90,653     26,197      9,713       --       --       --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year      14.581393   14.514565   14.086938  13.341290  12.500000       --       --       --       --       --
Value at End of Year        14.840203   14.581393   14.514565  14.086938  13.341290       --       --       --       --       --
No. of Units                  599,015     437,529     319,935    334,870    200,438       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year      14.475739   14.438164   14.040925  13.324346  12.500000       --       --       --       --       --
Value at End of Year        14.703313   14.475739   14.438164  14.040925  13.324346       --       --       --       --       --
No. of Units                  274,281     159,444      66,125     37,853      4,969       --       --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year             --   13.003457   12.459436  10.103824  12.500000       --       --       --       --       --
Value at End of Year               --   12.800895   13.003457  12.459436  10.103824       --       --       --       --       --
No. of Units                       --     528,213     555,743    525,535    408,713       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year             --   12.935008   12.418740  10.090965  12.500000       --       --       --       --       --
Value at End of Year               --   12.708135   12.935008  12.418740  10.090965       --       --       --       --       --
No. of Units                       --     123,910      97,380     37,435      3,838       --       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year      16.536348   15.201986   13.303764  10.014935  12.500000       --       --       --       --       --
Value at End of Year        18.756146   16.536348   15.201986  13.303764  10.014935       --       --       --       --       --
No. of Units                1,120,419   1,148,674   1,022,079    652,925    469,497       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year      16.416565   15.121981   13.260309  10.002183  12.500000       --       --       --       --       --
Value at End of Year        18.583189   16.416565   15.121981  13.260309  10.002183       --       --       --       --       --
No. of Units                  302,739     269,469     111,190    227,621    215,430       --       --       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY, LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year      16.261645   15.462674   13.847840  11.344216  12.500000       --       --       --       --       --
Value at End of Year        18.014631   16.261645   15.462674  13.847840  11.344216       --       --       --       --       --
No. of Units               33,120,895  24,211,507  12,415,096  3,242,220  2,169,689       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year      16.143848   15.381311   13.802621  11.329788  12.500000       --       --       --       --       --
Value at End of Year        17.848505   16.143848   15.381311  13.802621  11.329788       --       --       --       --       --
No. of Units               13,861,070   9,885,418   4,522,346    714,035    348,694       --       --       --       --       --

Vantage New Sales

                               YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED       ENDED       ENDED       ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/06   12/31/05    12/31/04    12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                           ----------- ----------- ----------- ---------- ---------- -------- -------- -------- -------- --------
LIFESTYLE CONSERVATIVE TRUST (FORMERLY, LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     $ 14.827729 $ 14.647741 $ 13.710475 $12.482816 $12.500000       --       --       --       --       --
Value at End of Year         15.786743   14.827729   14.647741  13.710475  12.482816       --       --       --       --       --
No. of Units                 2,984,536   2,477,002   1,848,666    846,094    483,478       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       14.720320   14.570649   13.665685  12.466950  12.500000       --       --       --       --       --
Value at End of Year         15.641174   14.720320   14.570649  13.665685  12.466950       --       --       --       --       --
No. of Units                 1,265,059   1,182,877     802,698    252,968     72,309       --       --       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY, LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       16.405116   15.353990   13.607605  10.676694  12.500000       --       --       --       --       --
Value at End of Year         18.298882   16.405116   15.353990  13.607605  10.676694       --       --       --       --       --
No. of Units                39,243,411  24,747,793  11,814,241  2,783,038  1,647,423       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       16.286288   15.273191   13.563170  10.663111  12.500000       --       --       --       --       --
Value at End of Year         18.130144   16.286288   15.273191  13.563170  10.663111       --       --       --       --       --
No. of Units                19,387,383  12,065,922   5,041,971    755,261    336,348       --       --       --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY, LIFESTYLE MODERATE 460) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       15.455954   15.093076   13.805228  11.899608  12.500000       --       --       --       --       --
Value at End of Year         16.768280   15.455954   15.093076  13.805228  11.899608       --       --       --       --       --
No. of Units                 8,240,533   7,038,621   3,928,697  1,474,624    859,403       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       15.344003   15.013674   13.760160  11.884486  12.500000       --       --       --       --       --
Value at End of Year         16.613664   15.344003   15.013674  13.760160  11.884486       --       --       --       --       --
No. of Units                 3,397,173   2,578,618   1,348,141    333,204     48,506       --       --       --       --       --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year              --   17.019053   15.145084  12.500000         --       --       --       --       --       --
Value at End of Year                --   17.745050   17.019053  15.145084         --       --       --       --       --       --
No. of Units                        --     201,165     259,908     38,056         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year              --   16.962682   15.125220  12.500000         --       --       --       --       --       --
Value at End of Year                --   17.651047   16.962682  15.125220         --       --       --       --       --       --
No. of Units                        --      64,652      54,409     27,272         --       --       --       --       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       16.582133   15.064068   13.229759  10.003045  12.500000       --       --       --       --       --
Value at End of Year         17.869677   16.582133   15.064068  13.229759  10.003045       --       --       --       --       --
No. of Units                   322,356     296,910     255,414    235,468    165,624       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       16.462022   14.984785   13.186545   9.990307  12.500000       --       --       --       --       --
Value at End of Year         17.704889   16.462022   14.984785  13.186545   9.990307       --       --       --       --       --
No. of Units                   122,868      76,107      62,541     18,879      2,557       --       --       --       --       --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       18.617492   16.523886   14.132733  10.110257  12.500000       --       --       --       --       --
Value at End of Year         20.771118   18.617492   16.523886  14.132733  10.110257       --       --       --       --       --
No. of Units                   642,322     652,533     458,499    354,941    224,592       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       18.482630   16.436929   14.086575  10.097385  12.500000       --       --       --       --       --
Value at End of Year         20.579558   18.482630   16.436929  14.086575  10.097385       --       --       --       --       --
No. of Units                   118,178      97,800      65,417     29,443      7,166       --       --       --       --       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       12.298010   12.190012   12.306299  12.450973  12.500000       --       --       --       --       --
Value at End of Year         12.621942   12.298010   12.190012  12.306299  12.450973       --       --       --       --       --
No. of Units                 3,208,681   2,410,775   2,036,705  1,853,729  2,789,943       --       --       --       --       --

Vantage New Sales

                               YEAR       YEAR        YEAR        YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED      ENDED       ENDED       ENDED      ENDED    ENDED    ENDED     ENDED    ENDED    ENDED
                             12/31/06   12/31/05    12/31/04    12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                           ----------- ----------- ----------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     $ 12.208916 $ 12.125860 $ 12.266109 $12.435154 $12.500000       --       --       --       --       --
Value at End of Year         12.505535   12.208916   12.125860  12.266109  12.435154       --       --       --       --       --
No. of Units                 1,152,304     937,159   1,060,830    390,915    115,361       --       --       --       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year       31.340000   21.737618   17.798104  12.500000         --       --       --       --       --       --
Value at End of Year         37.658616   31.340000   21.737618  17.798104         --       --       --       --       --       --
No. of Units                   839,163     891,398     515,521     48,703         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       31.174124   21.665649   17.774754  12.500000         --       --       --       --       --       --
Value at End of Year         37.384678   31.174124   21.665649  17.774754         --       --       --       --       --       --
No. of Units                   202,337     191,510      72,421     15,496         --       --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY, PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       19.490423   15.781873   13.723612   9.918704  12.500000       --       --       --       --       --
Value at End of Year         21.287020   19.490423   15.781873  13.723612   9.918704       --       --       --       --       --
No. of Units                   177,297     354,056     200,985    184,678    117,626       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 1-29-01 and prior to 5-5-03)
Value at Start of Year       19.455050   15.761085   13.712408   9.915550  12.500000       --       --       --       --       --
Value at End of Year         21.237781   19.455050   15.761085  13.712408   9.915550       --       --       --       --       --
No. of Units                   106,054     107,739      85,032     94,203     36,228       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       19.349286   15.698845   13.678796   9.906070  12.500000       --       --       --       --       --
Value at End of Year         21.090748   19.349286   15.698845  13.678796   9.906070       --       --       --       --       --
No. of Units                    23,387      29,037      12,170      5,683        605       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-03)
Value at Start of Year       19.314161   15.678158   13.667613   9.902913  12.500000       --       --       --       --       --
Value at End of Year         21.041964   19.314161   15.678158  13.667613   9.902913       --       --       --       --       --
No. of Units                    18,026      24,271      16,774     12,133      8,249       --       --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-03)
Value at Start of Year       25.733555   20.920290   18.264938  12.500000         --       --       --       --       --       --
Value at End of Year         27.993711   25.733555   20.920290  18.264938         --       --       --       --       --       --
No. of Units                     2,688       7,277       7,141         --         --       --       --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       23.088749   21.000811   16.187204  11.832903  12.500000       --       --       --       --       --
Value at End of Year         31.333425   23.088749   21.000811  16.187204  11.832903       --       --       --       --       --
No. of Units                   505,248     549,302     578,054    455,136    366,719       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       22.921571   20.890350   16.134374  11.817865  12.500000       --       --       --       --       --
Value at End of Year         31.044639   22.921571   20.890350  16.134374  11.817865       --       --       --       --       --
No. of Units                   119,488     105,556      64,907     32,471      9,067       --       --       --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year       13.710251   13.674291   13.779908   9.301177  12.500000       --       --       --       --       --
Value at End of Year         14.225598   13.710251   13.674291  13.779908   9.301177       --       --       --       --       --
No. of Units                   424,690     445,073     507,193    473,288    189,623       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year       13.610927   13.602330   13.734908   9.289319  12.500000       --       --       --       --       --
Value at End of Year         14.094385   13.610927   13.602330  13.734908   9.289319       --       --       --       --       --
No. of Units                   126,500     116,322      98,293         --         --       --       --       --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year       15.811284   12.500000          --         --         --       --       --       --       --       --
Value at End of Year         17.626074   15.811284          --         --         --       --       --       --       --       --
No. of Units                   293,586     178,315          --         --         --       --       --       --       --       --

Vantage New Sales

                             YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                           12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                          ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year    $15.790370 $12.500000         --         --         --       --       --       --       --       --
Value at End of Year       17.567684  15.790370         --         --         --       --       --       --       --       --
No. of Units                  48,063     29,006         --         --         --       --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
Value at Start of Year     22.651428  21.377714  17.303217  12.500000         --       --       --       --       --       --
Value at End of Year       24.576972  22.651428  21.377714  17.303217         --       --       --       --       --       --
No. of Units                 210,222    234,997    275,279     11,805         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     22.531494  21.306957  17.280544  12.500000         --       --       --       --       --       --
Value at End of Year       24.398109  22.531494  21.306957  17.280544         --       --       --       --       --       --
No. of Units                  49,937     47,527     17,063      6,233         --       --       --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
Value at Start of Year     14.243703  12.500000         --         --         --       --       --       --       --       --
Value at End of Year       16.694597  14.243703         --         --         --       --       --       --       --       --
No. of Units                 729,819    486,060         --         --         --       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.224850  12.500000         --         --         --       --       --       --       --       --
Value at End of Year       16.639285  14.224850         --         --         --       --       --       --       --       --
No. of Units                 132,780     92,550         --         --         --       --       --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-01-2004)

Contracts with no Optional Benefits
Value at Start of Year     17.385141  16.534394  13.441223  10.220525  12.500000       --       --       --       --       --
Value at End of Year       19.721725  17.385141  16.534394  13.441223  10.220525       --       --       --       --       --
No. of Units                 781,620    723,156    965,084    740,786    501,816       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     17.259237  16.447403  13.397323  10.207514  12.500000       --       --       --       --       --
Value at End of Year       19.539902  17.259237  16.447403  13.397323  10.207514       --       --       --       --       --
No. of Units                 132,066    133,055    101,306     44,866     18,730       --       --       --       --       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     15.316028  15.184102  14.495147  13.036506  12.500000       --       --       --       --       --
Value at End of Year       16.116200  15.316028  15.184102  14.495147  13.036506       --       --       --       --       --
No. of Units                 763,949    844,231    659,837    257,912    189,217       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     15.205102  15.104238  14.447843  13.019956  12.500000       --       --       --       --       --
Value at End of Year       15.967600  15.205102  15.104238  14.447843  13.019956       --       --       --       --       --
No. of Units                 259,992    278,355    204,907     36,764      5,488       --       --       --       --       --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     14.286631  14.190100  13.764147  13.329613  12.500000       --       --       --       --       --
Value at End of Year       14.548416  14.286631  14.190100  13.764147  13.329613       --       --       --       --       --
No. of Units               1,552,236  2,119,976  2,254,339  2,344,730  1,898,403       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.183124  14.115409  13.719187  13.312683  12.500000       --       --       --       --       --
Value at End of Year       14.414224  14.183124  14.115409  13.719187  13.312683       --       --       --       --       --
No. of Units                 307,878    296,922    536,727    434,630    348,765       --       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     13.252212  13.265780  13.119753  13.115897  12.500000       --       --       --       --       --
Value at End of Year       13.595638  13.252212  13.265780  13.119753  13.115897       --       --       --       --       --
No. of Units               1,131,909  1,360,290  1,720,836  1,594,705  1,388,586       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     13.156206  13.195972  13.076906  13.099241  12.500000       --       --       --       --       --
Value at End of Year       13.470255  13.156206  13.195972  13.076906  13.099241       --       --       --       --       --
No. of Units                  59,377     74,149     74,867     82,366    116,017       --       --       --       --       --

Vantage New Sales

                             YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED      ENDED      ENDED      ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                           12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01 12/31/00 12/31/99 12/31/98 12/31/97
                          ---------- ---------- ---------- ---------- ---------- -------- -------- -------- -------- --------
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year    $14.919872 $14.331439 $13.340177 $ 9.912272 $12.500000       --       --       --       --       --
Value at End of Year       16.212471  14.919872  14.331439  13.340177   9.912272       --       --       --       --       --
No. of Units                 748,540    832,991    930,750    744,065    611,671       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     14.811805  14.256031  13.296623   9.899663  12.500000       --       --       --       --       --
Value at End of Year       16.062972  14.811805  14.256031  13.296623   9.899663       --       --       --       --       --
No. of Units                 110,459    128,668    114,004     40,698     14,742       --       --       --       --       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
Value at Start of Year     16.255092  14.693262  12.972509   9.505656  12.500000       --       --       --       --       --
Value at End of Year       19.334420  16.255092  14.693262  12.972509   9.505656       --       --       --       --       --
No. of Units                 321,546    274,214    333,067    196,588    134,449       --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued prior to 1/29/01 or on or after 5-5-03) or GEM (all issue dates)
Value at Start of Year     16.137336  14.615931  12.930141   9.493546  12.500000       --       --       --       --       --
Value at End of Year       19.156131  16.137336  14.615931  12.930141   9.493546       --       --       --       --       --
No. of Units                  52,155     31,701     54,054     17,188      3,602       --       --       --       --       --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 1, 2007

                         [JOHN HANCOCK ANNUITIES LOGO]

                       Statement of Additional Information
       John Hancock Life Insurance Company of New York Separate Account A

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred combination fixed and variable annuity contracts (singly, a "Contract and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York as follows:

                  PROSPECTUSES ISSUED BY JOHN HANCOCK NEW YORK
           ( to be read with this Statement of Additional Information)
                        Venture Vantage Variable Annuity
                            Venture Variable Annuity
                           Wealthmark Variable Annuity
                          Venture III Variable Annuity
                         Wealthmark ML3 Variable Annuity
                         Venture Vision Variable Annuity

You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

          JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
       Annuity Service Center                  Mailing Address
       601 Congress Street                     Post Office Box 55013
       Boston, Massachusetts 02210-2805        Boston, Massachusetts 02205-5013
       (877) 391-3748 or (800) 551-2078        www.jhannuitiesnewyork.com

JHNY SEP ACCT A SAI 5/07

                                Table of Contents

GENERAL INFORMATION AND HISTORY...........................       3
ACCUMULATION UNIT VALUE TABLES............................       3
SERVICES..................................................       3
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...........       3
  SERVICING AGENT.........................................       3
  PRINCIPAL UNDERWRITER...................................       3
    Special Compensation and Reimbursement
    Arrangements..........................................       4
LEGAL AND REGULATORY MATTERS..............................       7
APPENDIX A:  AUDITED FINANCIAL STATEMENTS                        1

                         General Information and History

John Hancock Life Insurance Company of New York Separate Account A (the "Separate Account") (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York ("we" or "us"), a stock life insurance company organized under the laws of New York in 1992. John Hancock New York's principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. It also has an Annuity Service Center located at 601 Congress Street, Boston, Massachusetts 02210. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.

Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2006, and for each of the two years in the period ended December 31, 2006, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

SERVICING AGENT

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

- daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;
-     semimonthly commission statements;
-     monthly summaries of agent production and daily transaction reports;
-     semiannual statements for contract owners; and
-     annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

PRINCIPAL UNDERWRITER

John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2006, 2005, and 2004 were $516,555,523, $510,874,858 and $403,619,081, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment funds or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.

The following list includes the names of member firms of the NASD (or their affiliated broker-dealers) that we are aware (as of December 1, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the last calendar year. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract:

NAME OF FIRM

                                   DISTRIBUTOR

                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                    American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
               Berthal, Fisher & Company Financial Services, Inc.
                            Centaurus Financial, Inc.
                          Citicorp Investment Services
                         Citigroup Global Markets, Inc.
                               Comerica Securities
                         Commonwealth Financial Network

                                   DISTRIBUTOR

                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                 ING - Financial Network Investment Corporation
                  ING - Multi-Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                     Jefferson Pilot Securities Corporation
                          LaSalle St Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                           Linsco/Private Ledger Corp.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                            McDonald Investments Inc.
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                          Ohio Savings Securities, Inc.
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                        Prospera Financial Services, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.
                         Sammons Securities Company, LLC
                           Scott & Stringfellow, Inc.
                            Securities America, Inc.
                           Sigma Financial Corporation
                            Signator Investors, Inc.
                          (subsidiary of John Hancock)
                             SWS Financial Services
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                               US Advisors Network

                                   DISTRIBUTOR

                         US Bancorp Piper Jaffray & Co.
                            USAllianz Securites, Inc.
                      Uvest Financial Services Group, Inc.
                            Wachovia Securities, LLC
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                        Woodbury Financial Services, Inc.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the12b-1 distribution fees received from the funds underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contacts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or
      - the ability of the principal underwriter to perform its contract with the Separate Account; or
      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

                    APPENDIX A: Audited Financial Statements

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Years Ended December 31, 2006, 2005 and 2004

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                     INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................. F-2

Audited Financial Statements:

Balance Sheets as of December 31, 2006 and 2005.......................... F-3

Statements of Income for the years ended December 31, 2006, 2005, and
  2004................................................................... F-4

Statements of Changes in Shareholder's Equity and Comprehensive Income
  for the years ended December 31, 2006, 2005, and 2004.................. F-5

Statements of Cash Flows for the years ended December 31, 2006, 2005, and 2004............................................................... F-6

Notes to Financial Statements............................................ F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York ("The Company") as of December 31, 2006 and 2005, and the related statements of income, changes in shareholder's equity and other comprehensive income, and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2006 and 2005 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                   /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 20, 2007

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                BALANCE SHEETS

                                                              December 31,
                                                          ---------------------
                                                             2006       2005
                                                          ---------- ----------
                                                             (in thousands)
Assets

Investments
Fixed maturities:
   Available-for-sale - at fair value
     (cost: 2006 - $357,078, 2005 - $256,611)............ $  357,642 $  256,315
Investment in unconsolidated affiliate...................        800        800
Policy loans.............................................     28,345     21,564
Short-term investments...................................    153,598    169,414
                                                          ---------- ----------
   Total Investments.....................................    540,385    448,093

Cash and cash equivalents................................     25,448     24,144
Accrued investment income................................     16,610     12,549
Deferred acquisition costs...............................    299,620    248,817
Deferred sales inducements...............................     31,645     30,065
Federal income tax recoverable...........................         --        624
Reinsurance recoverable..................................     31,404     17,176
Other assets.............................................     12,141     13,363
Separate account assets..................................  5,451,543  4,103,680
                                                          ---------- ----------
   Total Assets.......................................... $6,408,796 $4,898,511
                                                          ========== ==========
Liabilities and Shareholder's Equity

Liabilities:

Future policy benefits................................... $  519,898 $  472,158
Unearned revenue.........................................     14,690     10,674
Unpaid claims and claim expense reserves.................      3,246      2,173
Amounts due to affiliates................................      6,341     10,060
Amounts payable for securities...........................         --      7,238
Deferred income tax liability............................     47,753     49,831
Federal income tax payable to affiliates.................     43,435         --
Other liabilities........................................     11,808      6,046
Separate account liabilities.............................  5,451,543  4,103,680
                                                          ---------- ----------
   Total Liabilities.....................................  6,098,714  4,661,860

Shareholder's Equity:

Common stock.............................................      2,000      2,000
Additional paid in capital...............................    113,306    113,306
Retained earnings........................................    193,749    121,276
Accumulated other comprehensive income...................      1,027         69
                                                          ---------- ----------
   Total Shareholder's Equity............................    310,082    236,651
                                                          ---------- ----------
   Total Liabilities and Shareholder's Equity............ $6,408,796 $4,898,511
                                                          ========== ==========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                             STATEMENTS OF INCOME

                                                    For the years ended
                                                       December 31,
                                                ---------------------------
                                                  2006      2005     2004
                                                --------  --------  -------
                                                      (in thousands)
Revenues
   Premiums.................................... $    164  $    302  $   348
   Fee income..................................  110,718    73,647   46,988
   Net investment income.......................  136,194    80,856   48,965
   Net realized investment (losses) gains......   (2,657)     (263)   3,015
                                                --------  --------  -------
       Total revenues..........................  244,419   154,542   99,316

Benefits and expenses

   Benefits to policyholders...................   30,548    14,067   26,299
   Other operating costs and expenses..........   39,655    34,066   25,030
   Amortization of deferred acquisition costs
     and deferred sales inducements............   61,840    29,339    1,062
                                                --------  --------  -------
       Total benefits and expenses.............  132,043    77,472   52,391
                                                --------  --------  -------
Income before income taxes and cumulative
  effect of accounting changes.................  112,376    77,070   46,925
Income taxes...................................   39,903    24,515   15,422
                                                --------  --------  -------
Income before cumulative effect of accounting
  changes......................................   72,473    52,555   31,503

Cumulative effect of accounting changes, net
  of tax.......................................       --        --      287
                                                --------  --------  -------
Net income .................................... $ 72,473  $ 52,555  $31,790
                                                ========  ========  =======

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                 STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                               Accumulated
                                                          Additional              Other         Total
                                                   Common  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                   Stock   Capital   Earnings    Income        Equity       Shares
                                                   ------ ---------- -------- ------------- ------------- -----------
                                                                             (in thousands)
Balance at January 1, 2004........................ $2,000  $113,306  $ 36,931    $ 2,550      $154,787       2,000

Comprehensive income:
   Net income.....................................                     31,790                   31,790
   Other comprehensive income, net of tax:........
       Net unrealized losses......................                                (2,116)       (2,116)
                                                                                              --------
   Comprehensive income...........................                                              29,674
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2004...................... $2,000  $113,306  $ 68,721    $   434      $184,461       2,000
                                                   ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income.....................................                     52,555                   52,555
   Other comprehensive income, net of tax:........
       Net unrealized losses......................                                  (365)         (365)
                                                                                              --------
   Comprehensive income...........................                                              52,190
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2005...................... $2,000  $113,306  $121,276    $    69      $236,651       2,000
                                                   ======  ========  ========    =======      ========       =====
Comprehensive income:
   Net income.....................................                     72,473                   72,473
   Other comprehensive income, net of tax:........
       Net unrealized gains.......................                                   958           958
                                                                                              --------
   Comprehensive income...........................                                              73,431
                                                   ------  --------  --------    -------      --------       -----
Balance at December 31, 2006...................... $2,000  $113,306  $193,749    $ 1,027      $310,082       2,000
                                                   ======  ========  ========    =======      ========       =====

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                                              For the years ended December 31,
                                                                                              -------------------------------
                                                                                                 2006       2005       2004
                                                                                              ---------  ---------  ---------
                                                                                                       (in thousands)
Cash flows provided by operating activities:
   Net income................................................................................ $  72,473  $  52,555  $  31,790
       Adjustments to reconcile net income to net cash provided by operating activities:
       Change in accounting principle........................................................        --         --       (287)
       Net realized investment losses/(gains)................................................     2,657        263     (3,015)
       Increase in reinsurance recoverable...................................................   (14,228)    (7,054)    (3,124)
       Deferral of acquisition costs and sales inducements...................................  (114,573)   (88,651)   (61,852)
       Amortization of deferred acquisition costs and deferred sales inducements.............    61,840     29,339      1,062
       Increase in accrued investment income.................................................    (4,061)    (3,654)      (283)
       Increase (decrease) in other assets and other liabilities, net........................    45,430     (4,444)    12,352
       Increase in policyholder liabilities and accruals, net................................    13,641     10,351     12,227
       (Decrease) increase in deferred income tax liability..................................    (2,594)    19,564     15,560
                                                                                              ---------  ---------  ---------
       Net cash provided by operating activities.............................................    60,585      8,269      4,430

Cash flows used in investing activities:
   Sales and maturities of fixed maturities available-for-sale...............................   139,818    132,430    111,928
   Purchases of fixed maturities available-for-sale..........................................  (243,091)  (181,590)  (175,841)
   Net purchases of short-term investments...................................................    16,675     (2,834)    39,437
   Policy loans advanced, net................................................................    (6,781)    (3,604)    (6,851)
   Net change in payable for undeliverable securities........................................        --      7,238         --
                                                                                              ---------  ---------  ---------
       Net cash used in investing activities.................................................   (93,379)   (48,360)   (31,327)

Cash flows provided by financing activities:
   Deposits and interest credited to policyholder account balances...........................   224,127    174,846    112,541
   Net transfers to separate accounts from policyholders.....................................   (98,483)   (73,030)   (24,456)
   Return of policyholder funds..............................................................   (91,546)   (73,528)   (44,235)
                                                                                              ---------  ---------  ---------
   Net cash provided by financing activities.................................................    34,098     28,288     43,850
                                                                                              ---------  ---------  ---------
   Net increase (decrease) in cash and cash equivalents......................................     1,304    (11,803)    16,953

Cash and cash equivalents at beginning of year...............................................    24,144     35,947     18,994
                                                                                              ---------  ---------  ---------
Cash and cash equivalents at end of year..................................................... $  25,448  $  24,144  $  35,947
                                                                                              =========  =========  =========

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS UNLESS OTHERWISE STATED)

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A) ("JHUSA"). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial".

The Company was formerly known as The Manufacturers Life Insurance Company of New York. As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc. ("JHFS"), the Company changed its name to John Hancock Life Insurance Company of New York effective January 1, 2005.

The Company offers and issues individual and group annuity contracts and individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC ("JHIMS"), an affiliate of the Company, is the investment advisor to JHT. On October 1, 2002, JHUSA exchanged a 30% ownership interest in JHIMS for one common share of the Company. This transaction increased the Company's ownership of JHIMS from 10% to 40%. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the company's ownership in JHIMS to 38%. The Company's investment in JHIMS amounts to $800 and is accounted for using the equity method.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassifications

Certain prior year amounts have been reclassified to conform to the current year presentation.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Investments

The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using a specific identification method. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs and deferred sales inducements. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method.

Policy loans are reported at aggregate unpaid balances, which approximate fair value.

Short-term investments, which include investments with maturities greater than 90 days and less than one year, are reported at fair value.

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

Deferred Policy Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2006, the Company's DSI was deemed recoverable.

Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Refer to Note 5 -- Reinsurance for additional disclosures regarding this topic.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Separate Accounts

Separate account assets and liabilities reported in the Company's balance sheets represent funds that are administered for investment contracts related to group pension business, as well as for variable annuity and variable life contracts, and invested by the Company to meet specific investment objectives of the contractholders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contractholders who bear the investment risk, subject, in some cases to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, net investment income and net realized investment and other gains (losses) of separate accounts are not included in the revenues of the Company. Fees charged to contractholders, principally mortality, policy administration and surrender charges, are included in the revenue of the Company.

Future Policy Benefits

For fixed and variable annuities, group pension contracts, variable life contracts and universal life contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation. Benefits for fixed and variable annuity, variable life contracts and for universal life contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

Revenue Recognition

Fee income from separate accounts, annuity contracts and group pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

Federal Income Taxes

Income taxes have been provided for in accordance with SFAS No. 109, "Accounting for Income Taxes". Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159")

In February 2007, the Financial Accounting Standards Board (the "FASB") issued SFAS 159. SFAS 159's objective is to enable companies to mitigate earnings volatility which is caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e. to some but not all similar financial assets or liabilities.

SFAS 159 will be effective for the Company's financial statements beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact SFAS 159 will have on its financial position or results of operations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

   Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is still evaluating the impact SFAS 157 will have on its financial position or results of operations.

   FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48")

The FASB issued FIN 48 in June 2006. FIN 48 prescribes a recognition and measurement model for the impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN 48 will be effective for the Company's financial statements beginning January 1, 2007 and will be prospectively applied. Adoption of FIN 48 is not expected to result in a material impact on the Company's financial position or results of operations.

   Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155")

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS 155 which is an amendment of FASB Statements No. 133 and No. 140 and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying and eliminating exceptions to the accounting for them. SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

SFAS 155 will be effective for the Company's financial statements beginning January 1, 2007 and will be applied to financial instruments created or modified after that date. Adoption of SFAS155 is not expected to result in a material impact on the Company's financial position or results of operations.

   AICPA Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

SOP 05-1 is effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no cumulative effect adjustment recorded to the Company's financial position or results of operations.

   Statement of Financial Accounting Standards No. 154 - Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

In May 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in APB Opinion No. 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

SFAS No. 154 was effective for the Company on January 1, 2006 and had no immediate impact on the Company's financial position or results of operations.

   Statement of Position 03-1 - "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contract holders.

SOP 03-1 was effective for the Company's financial statements on January 1, 2004, and resulted in an increase in net income and shareholder's equity of $287 (net of tax of $154) and an increase in net income of $287 (net of tax $154).

Note 2 - Related Party Transactions

The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's balance sheet may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity. Pursuant to an administrative services agreement effective for 2001 and beyond, all inter-company services, except for investment services, are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2006, 2005, and 2004, the Company was billed administrative and investment service expenses of $38,088, $34,562 and $23,450, respectively, from the MLI group of affiliated companies. At December 31, 2006 and 2005, the Company had a net liability to the MLI group of affiliated companies of $6,230 and $9,743, respectively, for services provided.

John Hancock Distributors, LLC, a wholly owned subsidiary of JHUSA, is the exclusive distributor of all variable annuity, variable life, and group pension contracts issued by the Company. For the years ended December 31, 2006, 2005, and 2004, the Company was billed underwriting commissions of $107,671, $79,589 and $53,748, respectively. The Company had a net liability for services provided of $111 and $317 at December 31, 2006 and 2005, respectively. In addition, the Company had a receivable from JHIMS relating to distributions of $9,332 and $7,011, which was included in accrued investment income at December 31, 2006 and 2005, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3 - Investments

The following information summarizes the components of net investment income and net realized investment (losses) gains:

                                     For the years ended December 31,
                                     -------------------------------
                                       2006        2005       2004
                                      --------    -------   -------
                                           (in thousands)
Net investment income
   Fixed maturities ................ $ 20,004    $12,864    $ 5,594
   Short-term investments...........    2,398      1,317      2,953
   Other invested assets ...........  114,601     67,060     40,759
                                      --------    -------   -------
   Gross investment income..........  137,003     81,241     49,306

       Less investment expenses.....      809        385        341
                                      --------    -------   -------
Net investment income .............. $136,194    $80,856    $48,965
                                      ========    =======   =======
Net realized investment (losses)
  gains
   Fixed maturities ................ $ (2,554)   $  (206)   $ 3,017
   Short-term investments ..........        0        (10)        (2)
   Other invested assets ...........     (103)       (47)         0
                                      --------    -------   -------
Net realized investment (losses)
  gains............................. $ (2,657)   $  (263)   $ 3,015
                                      ========    =======   =======

The Company includes income earned from its investment in JHIMS in the other invested assets category. Income earned from the Company's investment in JHIMS was $112,874, $65,793, and $39,907 for the years ended December 31, 2006, 2005, and 2004, respectively.

As of December 31, 2006 and 2005, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below for the years indicated:

                                                 December 31, 2006
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
Available-for-Sale:
U.S. government..................... $263,162    $2,083    $(1,098)   $264,147
Foreign governments.................   10,160        --       (166)      9,994
Corporate securities................   83,756        71       (326)     83,501
                                     --------    ------    -------    --------
   Total fixed maturities
     available-for-sale............. $357,078    $2,154    $(1,590)   $357,642
                                     ========    ======    =======    ========

                                                 December 31, 2005
                                     ------------------------------------------
                                                 Gross      Gross
                                     Amortized Unrealized Unrealized
                                       Cost      Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (in thousands)
Available-for-Sale:
U.S. government..................... $148,727    $1,154    $  (868)   $149,013
Foreign governments.................   96,559       206       (580)     96,185
Corporate securities................   11,325        --       (208)     11,117
                                     --------    ------    -------    --------
   Total fixed maturities
     available-for-sale............. $256,611    $1,360    $(1,656)   $256,315
                                     ========    ======    =======    ========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Proceeds from sales of fixed-maturity securities during 2006, 2005, and 2004 were $45,385, $31,293, and $58,924, respectively. Gross gains realized on the sale of available-for-sale securities were $0, $95 and $3,380 for the years ended December 31, 2006, 2005, and 2004, respectively. Gross losses realized on the sale of available-for-sale securities were $1,131, $301, and $365 for the years ended December 31, 2006, 2005 and 2004, respectively. During 2006, other-than-temporary impairments on fixed maturity securities of $1,562 (2005 - $0; 2004 - $0) were recognized in the statements of income.

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. This committee meets with the head of workouts, the head of each industry team, and the head of portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at Manulife. This committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. The risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

At December 31, 2006, there were 53 fixed maturities that had a gross unrealized loss of $1,590. These securities had a fair value of $217,762 at December 31, 2006. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,447 on 23 securities with a fair value of $101,105 at December 31, 2006. The Company has the ability and intent to hold these debt securities until they recover or mature. The contractual maturities of fixed-maturity securities at December 31, 2006 are shown below.

                Unrealized Losses on Fixed Maturity Securities

                                                         As of December 31, 2006
                                    ----------------------------------------------------------------
                                     Less than 12 months    12 months or more           Total
                                    --------------------  --------------------  --------------------
                                     Carrying              Carrying              Carrying
                                     Value of              Value of              Value of
                                    Securities            Securities            Securities
                                    with Gross            with Gross            with Gross
                                    Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:             Loss      Losses      Loss      Losses      Loss      Losses
--------------------------          ---------- ---------- ---------- ---------- ---------- ----------
US Treasury obligations and direct
  obligations of U.S.government
  agencies.........................  $ 66,297    $(101)    $ 71,563   $  (997)   $137,860   $(1,098)
Corporate bonds....................    50,360      (42)      19,548      (284)     69,908      (326)
Debt securities issued by foreign
  governments......................                           9,994      (166)      9,994      (166)
                                     --------    -----     --------   -------    --------   -------
   Total...........................  $116,657    $(143)    $101,105   $(1,447)   $217,762   $(1,590)
                                     ========    =====     ========   =======    ========   =======

At December 31, 2005, there were 64 debt securities that had a gross unrealized loss of $1,656. These securities had a fair value of $211,273 at December 31, 2005. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,090 on 24 securities with a fair value of $78,789 at December 31, 2005.

The amortized cost and fair value of fixed maturities at December 31, 2006, by contractual maturity, are shown below:

                                                      Amortized Cost Fair Value
                                                      -------------- ----------
                                                           (in thousands)
Available-for-Sale:
Due in one year or less..............................    $108,164     $107,150
Due after one year through five years................     139,154      138,686
Due after five years through ten years...............      59,284       60,174
Due after ten years..................................      50,476       51,632
                                                         --------     --------
   Total.............................................    $357,078     $357,642
                                                         ========     ========

Fixed-maturity securities with a fair value of $476 and $495 at December 31, 2006 and 2005, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

Equity Method Investments

As of December 31, 2006 and 2005, total assets for JHIMS were $34,086 and $27,968, and total liabilities were $31,980 and $25,863. For the years ended December 31, 2006, 2005, and 2004, net income of JHIMS was $283,029, $164,500, and $99,769, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 4--Income Taxes

The Company will participate with its affiliates in a consolidated federal income tax return for the year ended December 31, 2006. The Company filed a separate federal income tax return for the years ended December 31, 2005 and 2004.

In accordance with the income tax-sharing agreements in effect for 2006, the Company's income tax provision (or benefit) is computed as if the Company filed a separate federal income tax return. The tax charge to the Company will not be more than that which the Company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreement. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently,

The components of income taxes were as follows:

                                           For the Years Ended December 31,
                                           -------------------------------
                                            2006       2005        2004
                                            -------    -------    -------
                                                (in thousands)
            Current federal taxes......... $37,581    $ 4,952    $  (138)

            Deferred federal taxes........   2,322     19,563     15,560
                                            -------    -------    -------
            Total income taxes............ $39,903    $24,515    $15,422
                                            =======    =======    =======

Total expenses differ from the statutory rate due principally to the dividends received deduction.

A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes and cumulative effect of accounting change to income tax expense charged to operations follows:

                                                        For the Years Ended
                                                            December 31,
                                                     -------------------------
                                                       2006     2005     2004
                                                     -------  -------  -------
                                                           (in thousands)
Tax at 35%.......................................... $39,331  $26,975  $16,424
Add (deduct):

   Prior year taxes.................................      (8)    (760)      --

   Dividends received deduction.....................  (1,909)  (1,707)  (1,019)

   Other............................................   2,489        7       17
                                                     -------  -------  -------
       Total income taxes........................... $39,903  $24,515  $15,422
                                                     =======  =======  =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                               December 31,
                                                            ------------------
                                                              2006      2005
                                                            --------  --------
                                                              (in thousands)
Deferred tax assets:
   Policy reserves adjustments............................. $ 45,879  $ 27,052
   Other...................................................    3,208        --
                                                            --------  --------
       Total deferred tax assets........................... $ 49,087  $ 27,052
                                                            --------  --------
Deferred tax liabilities:
   Deferred acquisition costs.............................. $(63,194) $(55,425)
   Unrealized (gains) losses on securities
     available-for-sale....................................     (473)      166
   Reinsurance.............................................  (33,173)  (19,994)
   Other...................................................       --    (1,630)
                                                            --------  --------
       Total deferred tax liabilities......................  (96,840)  (76,883)
                                                            --------  --------
       Net deferred tax liabilities........................ $(47,753) $(49,831)
                                                            ========  ========

At December 31, 2006 and 2005, the Company had no operating loss carry-forwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company received a tax refund of $492 in 2006 and paid taxes of $4,744 and $308 in 2005 and 2004, respectively.

Note 5 - Reinsurance

At December 31, 2006, the Company had treaties with twenty re-insurers, eighteen non-affiliated and two affiliated. The per policy life risk retained by the Company is 10% to 30% of a policy, up to a maximum of $100. In 2006, there were eight recoveries under these agreements totaling a recovery of $2,204 on $3,911 of death claims. In 2005, there were three recoveries under these agreements totaling a recovery of $1,906 on $3,214 of death claims. In 2004, there were three recoveries under these agreements totaling a recovery of $4,768 on $4,850 of death claims; of which a recovery of $200 on a $3,000 death claim related to an affiliated reinsurer.

At December 31, 2006, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $4,026, $3,828 and $3,492 in reinsurance premiums for the years ended
December 31, 2006, 2005, and 2004, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 6 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company participates in a non-contributory pension plan entitled "the Manulife Financial U.S. Cash Balance Plan ("The Plan"), which is sponsored by the Company's parent, JHUSA.

Pension benefits are provided to participants of the Plan after three years of vesting service with the Company and are a function of the length of service together with final average earnings. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service with the Company as of July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

Cash balance accounts under the Plan are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits will vary based on service. Interest credits are based on the greater of one-year U.S. Treasury Constant Maturity Bond yields plus 0.25% and 5.25% per annum.

Actuarial valuation of accumulated plan benefits are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are charged to earnings of the Company in the current period. Vested benefits are fully funded. Experience gains and losses are amortized to income of the Company over the estimated average remaining service lives of the plan participants. No contributions were made for the years ended December 31, 2006, 2005, and 2004 because the Plan was subject to the full funding limitation under the Internal Revenue Code.

As of December 31, 2006 and 2005, the projected benefit obligation to the participants of the Plan was $87.7 million and $85.0 million, and the accumulated benefit obligation was $76.6 million and $74.0 million respectively. This was based on a discount interest rate of 5.75% and 5.50% for December 31, 2006 and 2005, respectively. The fair value of the Plan assets totaled $74.8 million and $71.1 million as of December 31, 2006 and 2005. The expected return on plan assets was 8.25% in both 2006 and 2005, respectively. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2006, 2005 and 2004.

JHUSA adopted Statement of Financial Accounting Standards No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirment Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) ("SFAS 158") as of December 31, 2006. JHUSA recorded a loss of ($2) million net of tax benefit to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

The Company participates in a defined contribution 401(k) savings plan sponsored by JHUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2006, 2005 and 2004.

In addition to the retirement plans, the Company participates in a post-retirement benefit plan that is sponsored by JHUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. This plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. It also provides the employee with a life insurance benefit of 100% of the salary just prior to retirement up to a maximum of $150. This life insurance benefit is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor, JHUSA. This plan is unfunded.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 7 - Commitments and Contingencies

Commitments. The Company leases office space under various operating lease agreements, which will expire in March of 2009. For the years ended December 31, 2006, 2005, and 2004 the Company incurred rent expense of $94, $181, and $160, respectively.

The minimum lease payments associated with the office space under the operating lease agreement are as follows:

                                                      Minimum
                                                       Lease
                                                      Payments
                                                   --------------
                                                   (in thousands)
               2007...............................      $ 66
               2008...............................        70
               2009...............................        18
                                                        ----
               Total..............................      $154
                                                        ====

The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

Legal Proceedings. The Company is regularly involved in litigation both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission and other government and regularity bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning compliance with, among other things, insurance laws, securities laws, and laws governing activities of broker-dealers. As with many other companies in the financial industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late trading and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial services companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8 - Shareholder's Equity

(a) Common Stock

The Company has one class of capital stock: common stock ($1 par value, 3,000,000 shares authorized and 2,000,001 shares issued and outstanding) at December 31, 2006 and 2005.

(b)Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                   Accumulated
                                                          Net         Other
                                                       Unrealized Comprehensive
                                                         Gains       Income
                                                       ---------- -------------
Balance at January 1, 2004............................  $ 2,550      $ 2,550
Gross unrealized losses (net of deferred income tax
  benefit of $248)....................................     (459)        (459)
Reclassification adjustment for gains realized in net
  income (net of income tax expense of $1,055)........   (1,960)      (1,960)
Adjustment to deferred acquisition costs (net of
  deferred income tax expense of $185)................      343          343
Adjustment to deferred sales inducements (net of
  deferred income tax benefit of $21).................      (40)         (40)
                                                        -------      -------
Net unrealized losses.................................   (2,116)      (2,116)
                                                        -------      -------
Balance at December 31, 2004..........................      434          434
                                                        =======      =======
Gross unrealized losses (net of deferred income tax
  benefit of $602)....................................   (1,119)      (1,119)
Reclassification adjustment for losses realized in
  net income (net of income tax benefit of $72).......      134          134
Adjustment to deferred acquisition costs (net of
  deferred income tax expense of $286)................      531          531
Adjustment to deferred sales inducements (net of
  deferred income tax expense of $47).................       89           89
                                                        -------      -------
Net unrealized losses ................................     (365)        (365)
                                                        -------      -------
Balance at December 31, 2005..........................       69           69
                                                        =======      =======
Gross unrealized gains (net of deferred income tax
  expense of $242)....................................      451          451
Reclassification adjustment for losses realized in
  net income (net of income tax benefit of $396)......      735          735
Adjustment to deferred acquisition costs (net of
  deferred income tax benefit of $106)................     (198)        (198)
Adjustment to deferred sales inducements (net of
  deferred income tax benefit of $16).................      (30)         (30)
                                                        -------      -------
Net unrealized gains..................................      958          958
                                                        -------      -------
Balance at December 31, 2006..........................  $ 1,027      $ 1,027
                                                        =======      =======

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Net unrealized investment gains, included in the balance sheets as a component of shareholder's equity, are summarized as follows:

                                                          2006    2005   2004
                                                         ------  -----  ------
                                                             (in thousands)
Balance at end of year comprises:
   Fixed maturities..................................... $  564  $(296) $1,353
   Short-term and other investments.....................    786   (178)   (312)
                                                         ------  -----  ------
Total...................................................  1,350   (474)  1,041

Amounts of unrealized investment losses (gains)
  attributable to:
   Deferred acquisition costs...........................    201    505    (312)
   Deferred sales inducements...........................     29     75     (61)
   Deferred federal income taxes........................   (553)   (37)   (234)
                                                         ------  -----  ------
Total...................................................   (323)   543    (607)
                                                         ------  -----  ------
Net unrealized investment gains......................... $1,027  $  69  $  434
                                                         ======  =====  ======

(c) Statutory Results

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the state of domicile.

                                                        2006     2005    2004
                                                      -------- -------- -------
                                                           (in thousands)
Statutory net income................................. $ 63,057 $ 13,230 $20,629
Statutory surplus....................................  166,325  100,870  50,980

The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

Note 9 - Capital Maintenance Agreement

Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

Note 10 - Segment Information

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance, including whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Wealth Management Segment. Offers variable annuities and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 - (Summary of Significant Accounting Policies). Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated:

                                                                Wealth
                                                   Protection Management  Corporate Consolidated
                                                   ---------- ----------  --------- ------------
                                                                  (in thousands)
Year ended December 31, 2006
Revenues:
   Revenue from external customers................  $ 35,299  $   75,583  $     --   $  110,882
   Net investment income..........................     4,497      25,611   106,086      136,194
   Net realized investment (losses) gains.........    (1,677)       (190)     (790)      (2,657)
                                                    --------  ----------  --------   ----------
   Revenues.......................................  $ 38,119  $  101,004  $105,296   $  244,419
                                                    ========  ==========  ========   ==========
   Net (loss) income:.............................  $ (2,510) $    6,724  $ 68,259   $   72,473
                                                    ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted
     for by the equity method.....................  $     98  $   17,034  $ 95,742   $  112,874
   Carrying value of investments accounted for by
     the equity method............................        --          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements...................    24,353      37,487        --       61,840
   Income tax (benefit) expense...................      (964)      3,502    37,365       39,903
   Segment assets.................................  $261,106  $5,784,006  $363,684   $6,408,796

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                                                     Wealth
                                                        Protection Management  Corporate Consolidated
                                                        ---------- ----------  --------- ------------
                                                                       (in thousands)
Year ended December 31, 2005
Revenues:
   Revenue from external customers.....................  $ 17,448  $   56,494  $      7   $   73,949
   Net investment income...............................     2,192      17,867    60,797       80,856
   Net realized investment (losses) gains..............      (329)         75        (9)        (263)
                                                         --------  ----------  --------   ----------
   Revenues............................................  $ 19,311  $   74,436  $ 60,795   $  154,542
                                                         ========  ==========  ========   ==========
   Net (loss) income:..................................  $   (431) $   15,397  $ 37,589   $   52,555
                                                         ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $     70  $   11,629  $ 54,094   $   65,793
   Carrying value of investments accounted for by the
     equity method.....................................         0          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements........................     9,367      19,972        --       29,339
   Income tax (benefit) expense........................      (619)      4,506    20,628       24,515
   Segment assets......................................  $164,902  $4,504,239  $229,370   $4,898,511

                                                                     Wealth
                                                        Protection Management  Corporate Consolidated
                                                        ---------- ----------  --------- ------------
                                                                       (in thousands)
Year ended December 31, 2004
Revenues:
   Revenue from external customers.....................  $  7,538  $   39,493  $    305   $   47,336
   Net investment income...............................       774       9,898    38,293       48,965
   Net realized investment (losses) gains..............        35       1,529     1,451        3,015
                                                         --------  ----------  --------   ----------
   Revenues............................................  $  8,347  $   50,920  $ 40,049   $   99,316
                                                         ========  ==========  ========   ==========
   Net (loss) income:..................................  $   (661) $    7,968  $ 24,483   $   31,790
                                                         ========  ==========  ========   ==========
Supplemental Information:
   Equity in net income of investees accounted for by
     the equity method.................................  $  1,742  $    5,489  $ 32,676   $   39,907
   Carrying value of investments accounted for by the
     equity method.....................................        --          --       800          800
   Amortization of deferred acquisition costs and
     deferred sales inducements........................     1,952        (890)       --        1,062
   Income tax (benefit) expense........................      (382)      2,114    13,690       15,422
   Segment assets......................................  $ 98,088  $3,461,994  $179,753   $3,739,835

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services.

The carrying values for policy loans, short-term investments and cash and cash equivalents approximates their respective fair values.

The fair value for insurance investment contracts, which do not subject the Company to significant mortality or morbidity risks, were estimated using cash flows discounted at market rates.

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                           December 31,
                                              ---------------------------------------
                                                     2006                2005
                                              ------------------- -------------------
                                              Carrying            Carrying
                                               Value   Fair Value  Value   Fair Value
                                              -------- ---------- -------- ----------
                                                          (in thousands)
Assets:
   Fixed maturities.......................... $357,642  $357,642  $256,315  $256,315
   Policy loans..............................   28,345    28,345    21,564    21,564
   Short-term investments....................  153,598   153,598   169,414   169,414
   Cash and cash equivalents.................   25,448    25,448    24,144    24,144

Liabilities:
   Fixed rate deferred and immediate
     annuities............................... $285,563  $277,992  $323,103  $313,474

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12 - Certain Separate Accounts

The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below. The Company also has an immaterial amount of variable life insurance contracts in force, which will not be discussed further.

During 2006 and 2005, there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Statements of Income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the Statements of Income.

The variable annuity contracts are issued through separate accounts and the Company contractually guarantees the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional partial withdrawal benefit instead of a dollar-for-dollar relationship. As of December 31, 2006, 60% of the inforce contract values have reduction of benefit on a dollar-for-dollar basis, and 40% on a proportional basis.

In September 2001, the Company introduced a Guaranteed Income Benefit Rider ("GRIP"), which provides a guaranteed minimum annuity payout if the policy holder elects to annuitize after a waiting period of 10 years. In December 2002, the GRIP rider was replaced by a newer version - GRIP II, which provides a more generous benefit base but with a higher rider charge. The Company discontinued the sales of the GRIP and GRIP II riders in 2004.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider
(GMWB) named Principal Plus (PP). This rider provides a guaranteed withdrawal amount referred to as the Guaranteed Withdrawal Balance (GWB) as long as withdrawals do not exceed 5% of the GWB per annum. In 2005, a newer version of the GMWB rider, Principal Plus for Life (PPFL) was introduced. This new rider retains all the features of the PP rider and adds an alternative guarantee of a Life Time Income Amount available for the life of the covered person. In February 2006, the PPFL rider was upgraded to a new "Enhanced" version featuring a key change to the Step-Up option. Previously, Step-Ups occurred automatically every third contract year until the 30th. After the upgrade, Step-Ups will begin to occur annually after the ninth year.

In October 2006, the Company added two new versions of the "Enhanced" PPFL rider to the PPFL family:

    . Principal Plus for Life PLUS Automatic Annual Step-Up, provides clients with the additional advantage that the Step-Up feature will occur annually beginning with the very first contract anniversary.

    . Principal Plus For Life PLUS Spousal Protection, provides clients with the additional advantage that the rider will continue to provide the spouse with a guaranteed lifetime income even after the owner's death.

Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed on the following page are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

As of December 31, 2006 and 2005, the Company had the following variable contracts with guarantees:

                                                      December 31, December 31,
                                                          2006         2005
                                                      ------------ ------------
                                                            (in millions)
Guaranteed minimum death benefit

Return of net deposits in the event of death
   Account value.....................................   $  770.8     $  392.8
   Net amount at risk - gross........................        0.4          0.6
   Net amount at risk - net..........................        0.1           --

Highest specified anniversary account value minus
  withdrawals post anniversary in the event of death
   Account value.....................................   $3,215.2     $2,860.5
   Net amount at risk - gross........................       95.0        132.1
   Net amount at risk - net..........................       28.7         39.8

Guaranteed Minimum Income Benefit
   Account value.....................................   $  767.9     $  741.8
   Net amount at risk - gross........................        2.2          3.0
   Net amount at risk - net..........................         --           --

Guaranteed Minimum Withdrawal Benefit
   Account value.....................................   $1,740.1     $  918.9
   Net amount at risk - gross........................        0.1          0.3
   Net amount at risk - net..........................        0.1          0.3

Account balances of variable contracts with guarantees invest in variable separate accounts in various mutual funds with the following characteristics:



                                                                        December 31, December 31,
Asset Class                                  Index                          2006         2005
-----------               --------------------------------------------  ------------ ------------
                                                                              (in millions)
Large Cap Equity......... S&P 500                                         $1,063.9     $  901.1
High Quality Bond........ Ibbottson US Intermediate Term Gov't Bond          637.5        617.2
High Yield Bond.......... Ibbottson Domestic High Yield Bond                  54.6         56.0
Balanced................. 60% Large Cap Equity, 40% High Quality Bond      1,824.3      1,152.2
Small Cap Equity......... Ibbottson US Small Cap Stock                       239.5        255.7
International Equity..... MSCI EAFE                                          103.1         87.9
Global Equity............ MSCI World                                          46.9         40.6
Real Estate.............. NAREIT                                              31.8         25.1
                                                                          --------     --------
Total                                                                     $4,001.6     $3,135.8
                                                                          ========     ========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

The reserve roll forwards for the separate accounts as of December 31, 2006 and 2005 are as follows:

                                                                      Guaranteed
                                      Guaranteed     Guaranteed        Minimum
                                    Minimum Death  Minimum Income Withdrawal Benefit
                                    Benefit (GMDB) Benefit (GMIB)       (GMWB)       Totals
                                    -------------- -------------- ------------------ ------
                                                         (in millions)
Balance at January 1, 2006.........     $ 7.8          $(6.3)           $(1.5)       $  --
Incurred guarantee benefits........      (2.7)            --               --         (2.7)
Other reserve changes..............       4.6            8.6              7.9         21.1
                                        -----          -----            -----        -----
Balance at December 31, 2006.......       9.7            2.3              6.4         18.4
Reinsurance recoverable............      (0.2)          (5.5)              --         (5.7)
                                        -----          -----            -----        -----
Net Balance at December 31, 2006...       9.5           (3.2)             6.4         12.7
                                        =====          =====            =====        =====
Balance at January 1, 2005.........       6.2            1.5               --          7.7
Incurred guarantee benefits........      (3.6)            --               --         (3.6)
Other reserve changes..............       5.2            0.4             (1.5)         4.1
                                        -----          -----            -----        -----
Balance at December 31, 2005.......       7.8            1.9             (1.5)         8.2
Reinsurance recoverable............        --           (8.2)              --         (8.2)
                                        -----          -----            -----        -----
Net Balance at December 31, 2005...     $ 7.8          $(6.3)           $(1.5)       $  --
                                        =====          =====            =====        =====

The gross reserves and ceded assets for GMDB and the gross reserve for GMIB are determined using SOP 03-1, where as the ceded asset for GMIB and gross reserve for GMWB was determined in accordance with SFAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The following assumptions and methodology were used to determine the above amounts at December 31, 2006 and 2005:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above.

    . For 2006, annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business. For 2005, annuity mortality was assumed to be 90% of the Annuity 2000 table.

    . Annuity base lapse rates vary by contract type and duration and range from 1 percent to 45 percent, adjusted by in-the-moneyness of guaranteed benefits if applicable.

    .  Partial withdrawal rates are approximately 4% per year.

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) in the SOP 03-1 calculations and for SFAS 133 calculations, 5.24% and 5% for the years ended December 31, 2006 and 2005, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 13 - Deferred Acquisition Costs and Deferred Sales Inducements

The components of the change in Deferred Acquisition Costs were as follows:

For the year ended December 31,                               2006      2005
-------------------------------                             --------  --------
                                                              (in thousands)
Balance, January 1......................................... $248,817  $191,464
Capitalization.............................................  108,097    81,652
Amortization...............................................  (56,990)  (25,116)
Effect of net unrealized (losses) gains on
  available-for-sale securities............................     (304)      817
                                                            --------  --------
Balance, December 31....................................... $299,620  $248,817
                                                            ========  ========

The components of the change in Deferred Sales Inducements were as follows:

For the year ended December 31,                               2006      2005
-------------------------------                             --------  --------
                                                              (in thousands)
Balance, January 1......................................... $ 30,065  $ 27,153
Capitalization.............................................    6,476     6,999
Amortization...............................................   (4,850)   (4,223)
Effect of net unrealized (losses) gains on
  available-for-sale securities............................      (46)      136
                                                            --------  --------
Balance, December 31....................................... $ 31,645  $ 30,065
                                                            ========  ========

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Separate Account A
December 31, 2006

                 John Hancock Life Insurance Company of New York
                               Separate Account A

                          Audited Financial Statements

                                December 31, 2006

                                    CONTENTS

Audited Financial Statements

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm ...     1
Statement of Assets and Liabilities ..........................................     4
Statement of Operations and Changes in Contract Owners' Equity ...............    15
Notes to Financial Statements ................................................   103

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the "Account," comprising respectively the following sub-accounts,

Strategic Opportunities -- A
Strategic Opportunities -- B
Investment Quality Bond -- A
Investment Quality Bond -- B
U.S. Core -- A
U.S. Core -- B
Blue Chip Growth -- A
Blue Chip Growth -- B
Money Market -- A
Money Market -- B
Global Trust -- A
Global Trust -- B
Global Bond -- A
Global Bond -- B
U.S. Government Securities -- A
U.S. Government Securities -- B
Income & Value -- A
Income & Value -- B
Equity-Income -- A
Equity-Income -- B
Strategic Bond -- A
Strategic Bond -- B
All Cap Core -- A
All Cap Core -- B
All Cap Growth -- A
All Cap Growth -- B
International Small Cap -- A
International Small Cap -- B
Pacific Rim -- A
Pacific Rim -- B
Science & Technology -- A
Science & Technology -- B
Emerging Small Company -- A
Emerging Small Company -- B
International Core -- A
International Core -- B
Value -- A
Value -- B
Real Estate Securities -- A
Real Estate Securities -- B
High Yield -- A
High Yield -- B
Lifestyle Aggressive -- A
Lifestyle Aggressive -- B
Lifestyle Growth -- A
Lifestyle Growth -- B
Lifestyle Balanced -- A
Lifestyle Balanced -- B
Lifestyle Moderate -- A
Lifestyle Moderate -- B
Lifestyle Conservative -- A
Lifestyle Conservative -- B
Small Company Value -- A
Small Company Value -- B
International Value -- A
International Value -- B
Total Return -- A
Total Return -- B
U.S. Large Cap -- A
U.S. Large Cap -- B
Mid Cap Stock -- A
Mid Cap Stock -- B
Global Allocation -- A
Global Allocation -- B
Dynamic Growth -- A
Dynamic Growth -- B
Total Stock Market Index -- A
Total Stock Market Index -- B
500 Index -- A
500 Index -- B
Mid-Cap Index -- A
Mid-Cap Index -- B
Small Cap Index -- A
Small Cap Index -- B
Capital Appreciation -- A
Capital Appreciation -- B
Health Sciences -- A
Health Sciences -- B

Financial Services -- A
Financial Services -- B
Quantitative Mid Cap -- A
Quantitative Mid Cap -- B
All Cap Value -- A
All Cap Value -- B
Utilities -- A
Utilities -- B
Mid Cap Value -- A
Mid Cap Value -- B
Fundamental Value -- A
Fundamental Value -- B
Emerging Growth -- B
Natural Resources -- B
Quantitative All Cap -- B
Large Cap Value -- B
Small Cap Opportunities -- A
Small Cap Opportunities -- B
Special Value-- B
Real Return Bond -- B
American International -- B
American Growth -- B
American Blue Chip Income & Growth -- B
American Growth Income -- B
American Bond Fund-- B
American Century Small Company -- B
PIMCO VIT All Asset
LMFC Core Equity -- B
PIM Classic Value -- B
Quantitative Value -- B
US Global Leaders Growth-- A
US Global Leaders Growth-- B
John Hancock Strategic Income B
John Hancock Int'l Eq Index-- A
John Hancock Int'l Eq Index -- B
Active Bond-- A
Active Bond-- B
CGTC Overseas Equity -- B
Independence Investment LLC Small Cap-- B
Marisco International Opportunities-- B
T Rowe Price Mid Value-- B
UBS Large Cap-- B
U.S. High Yield Bond-- B
Wellington Small Cap Growth -- B
Wellington Small Cap Value -- B
Wells Capital Core Bond-- B
Index Allocation-- B
Large Cap Value -- A
Scudder Capital Growth -- B
Scudder Global Discovery -- B
Scudder Growth & Income -- B
Scudder Health Sciences -- B
Scudder International -- B
Scudder Mid Cap Growth -- B
Scudder Blue Chip -- B
Scudder Contrarian Value -- B
Scudder Global Blue Chip -- B
Scudder Government Securities -- B
Scudder High Income -- B
Scudder International Select Equity -- B
Scudder Fixed Income -- B
Scudder Money Market -- B
Scudder Small Cap Growth -- B
Scudder Technology Growth -- B
Scudder Total Return -- B
Scudder Davis Venture Value -- B
Scudder Dreman High Return Equity -- B
Scudder Dreman Small Cap Value -- B
Scudder Janus Growth & Income -- B
Scudder Turner Mid Cap Growth -- B
Scudder Real Estate -- B
Scudder Strategic Income -- B
Scudder Moderate Allocation-- B
Scudder Conservative Allocation-- B
Scudder Growth Allocation-- B
Scudder Bond -- B
Scudder Equity 500 Index -- B
Alger American Balanced -- B
Alger American Leveraged All Cap -- B
Credit Suisse Emerging Markets -- B
Credit Suisse Global Post Venture Capital -- B
Dreyfus Socially Responsible Growth -- B
Dreyfus VIF Mid Cap Stock -- B
AIM VI Utilities -- B
as of December 31, 2006, and the related statements of operations and changes in contract owners' equity for those sub-accounts and for the Large Cap Growth - A, Large Cap Growth - B, Strategic Value - A, Strategic Value - B, Mid Cap Core - B, Scudder Dreman Financial Services - B, Scudder Salomon Aggressive Growth - B, Scudder Janus Growth Opportunities - B, Scudder MFS Strategic - B, Scudder Oak Strategic Equity - B, Scudder Income Allocation - B, Scudder Templeton Foreign Value - B, Scudder Mercury Large Cap Core - B sub-accounts for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2006, and the results of their operations and changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        /s/ Ernst & Young LLP

Boston, Massachusetts
April 13, 2007

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

                                            Strategic          Strategic      Investment Quality  Investment Quality
                                        Opportunities - A  Opportunities - B        Bond A              Bond B        U.S. Core A
                                        -----------------  -----------------  ------------------  ------------------  -----------
ASSETS
Investments in shares of portfolios at
   value:                                  $25,876,550         $1,588,987         $11,394,453         $26,873,489     $65,920,872
                                           -----------         ----------         -----------         -----------     -----------
Total Assets                               $25,876,550         $1,588,987         $11,394,453         $26,873,489     $65,920,872
                                           ===========         ==========         ===========         ===========     ===========
NET ASSETS:
Contracts in accumulation                  $25,876,550         $1,588,987         $11,375,357         $26,873,489     $65,910,732
Contracts in payout (annuitization)                                                    19,096                              10,140
                                           -----------         ----------         -----------         -----------     -----------
Total net assets                           $25,876,550         $1,588,987         $11,394,453         $26,873,489     $65,920,872
                                           ===========         ==========         ===========         ===========     ===========
Units outstanding                            1,035,971            119,093             545,376           1,825,924       2,724,668
                                           ===========         ==========         ===========         ===========     ===========
Unit value (in accumulation)               $     24.98         $    13.34         $     20.89         $     14.72     $     24.19
                                           ===========         ==========         ===========         ===========     ===========

                                                      Blue Chip    Blue Chip
                                        U.S. Core B  Growth - A    Growth - B  Money Market - A  Money Market - B
                                        -----------  -----------  -----------  ----------------  ----------------
ASSETS
Investments in shares of portfolios at
   value:                               $12,039,251  $45,398,866  $21,092,687     $24,874,821       $33,361,074
                                        -----------  -----------  -----------     -----------       -----------
Total Assets                            $12,039,251  $45,398,866  $21,092,687     $24,874,821       $33,361,074
                                        ===========  ===========  ===========     ===========       ===========
NET ASSETS:
Contracts in accumulation               $12,039,251  $45,324,624  $21,092,687     $24,862,905       $33,361,074
Contracts in payout (annuitization)                       74,242                       11,916
                                        -----------  -----------  -----------     -----------       -----------
Total net assets                        $12,039,251  $45,398,866  $21,092,687     $24,874,821       $33,361,074
                                        ===========  ===========  ===========     ===========       ===========
Units outstanding                           841,598    2,287,525    1,373,545       1,593,153         2,653,029
                                        ===========  ===========  ===========     ===========       ===========
Unit value (in accumulation)            $     14.31  $     19.85  $     15.36     $     15.61       $     12.57
                                        ===========  ===========  ===========     ===========       ===========

                                                                                                              U.S. Government
                                        Global Trust - A  Global Trust - B  Global Bond - A  Global Bond - B   Securities - A
                                        ----------------  ----------------  ---------------  ---------------  ---------------
ASSETS
Investments in shares of portfolios at
   value:                                  $22,073,377       $4,726,247        $5,851,451      $17,309,561      $19,539,399
                                           -----------       ----------        ----------      -----------      -----------
Total Assets                               $22,073,377       $4,726,247        $5,851,451      $17,309,561      $19,539,399
                                           ===========       ==========        ==========      ===========      ===========

NET ASSETS:
Contracts in accumulation                  $22,057,165       $4,726,247        $5,851,451      $17,309,561      $19,539,399
Contracts in payout (annuitization)             16,212
                                           -----------       ----------        ----------      -----------      -----------
Total net assets                           $22,073,377       $4,726,247        $5,851,451      $17,309,561      $19,539,399
                                           ===========       ==========        ==========      ===========      ===========
Units outstanding                              722,237          252,152           251,995        1,044,798        1,009,726
                                           ===========       ==========        ==========      ===========      ===========
Unit value (in accumulation)               $     30.56       $    18.74        $    23.22      $     16.57      $     19.35
                                           ===========       ==========        ==========      ===========      ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                        U.S. Government    Income &     Income &      Equity-      Equity-
                                         Securities - B   Value - A    Value - B    Income - A   Income - B
                                        ---------------  -----------  -----------  -----------  -----------
ASSETS
Investments in shares of portfolios at
   value:                                 $10,951,709    $19,390,320  $10,855,361  $65,058,317  $37,726,795
                                          -----------    -----------  -----------  -----------  -----------
Total Assets                              $10,951,709    $19,390,320  $10,855,361  $65,058,317  $37,726,795
                                          ===========    ===========  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation                 $10,951,709    $19,373,541  $10,855,361  $65,019,417  $37,726,795
Contracts in payout (annuitization)                           16,779                    38,900
                                          -----------    -----------  -----------  -----------  -----------
Total net assets                          $10,951,709    $19,390,320  $10,855,361  $65,058,317  $37,726,795
                                          ===========    ===========  ===========  ===========  ===========
Units outstanding                             809,227        832,350      695,326    2,087,098    2,176,518
                                          ===========    ===========  ===========  ===========  ===========
Unit value (in accumulation)              $     13.53    $     23.30  $     15.61  $     31.17  $     17.33
                                          ===========    ===========  ===========  ===========  ===========

                                         Strategic    Strategic     All Cap     All Cap     All Cap
                                          Bond - A     Bond - B    Core - A    Core - B    Growth - A
                                        -----------  -----------  ----------  ----------  -----------
ASSETS
Investments in shares of portfolios at
   value:                               $15,541,347  $14,373,396  $9,534,890  $1,341,296  $16,657,204
                                        -----------  -----------  ----------  ----------  -----------
Total Assets                            $15,541,347  $14,373,396  $9,534,890  $1,341,296  $16,657,204
                                        ===========  ===========  ==========  ==========  ===========
NET ASSETS:
Contracts in accumulation               $15,541,347  $14,357,015  $9,534,890  $1,341,296  $16,657,204
Contracts in payout (annuitization)                       16,381
                                        -----------  -----------  ----------  ----------  -----------
Total net assets                        $15,541,347  $14,373,396  $9,534,890  $1,341,296  $16,657,204
                                        ===========  ===========  ==========  ==========  ===========
Units outstanding                           757,790      891,732     522,038      72,518    1,006,212
                                        ===========  ===========  ==========  ==========  ===========
Unit value (in accumulation)            $     20.51  $     16.12  $    18.26  $    18.50  $     16.55
                                        ===========  ===========  ==========  ==========  ===========

                                          All Cap   International  International
                                        Growth - B  Small Cap - A  Small Cap - B  Pacific Rim - A  Pacific Rim - B
                                        ----------  -------------  -------------  ---------------  ---------------
ASSETS
Investments in shares of portfolios at
   value:                               $4,253,303    $8,036,555     $6,935,770      $3,135,010       $3,968,537
                                        ----------    ----------     ----------      ----------       ----------
Total Assets                            $4,253,303    $8,036,555     $6,935,770      $3,135,010       $3,968,537
                                        ==========    ==========     ==========      ==========       ==========
NET ASSETS:
Contracts in accumulation               $4,253,303    $8,035,352      6,935,770      $3,134,010       $3,968,537
Contracts in payout (annuitization)                        1,203                          1,000
                                        ----------    ----------     ----------      ----------       ----------
Total net assets                        $4,253,303    $8,036,555     $6,935,770      $3,135,010       $3,968,537
                                        ==========    ==========     ==========      ==========       ==========
Units outstanding                          288,286       360,008        289,674         221,132          186,801
                                        ==========    ==========     ==========      ==========       ==========
Unit value (in accumulation)            $    14.75    $    22.32     $    23.94      $    14.18       $    21.24
                                        ==========    ==========     ==========      ==========       ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                           Science &       Science &    Emerging Small  Emerging Small  International
                                        Technology - A  Technology - B    Company - A     Company - B      Core - A
                                        --------------  --------------  --------------  --------------  -------------
ASSETS
Investments in shares of portfolios at
   value:                                 $13,945,003     $5,689,348      $5,866,398      $4,966,937      $5,223,393
                                          -----------     ----------      ----------      ----------      ----------
Total Assets                              $13,945,003     $5,689,348      $5,866,398      $4,966,937      $5,223,393
                                          ===========     ==========      ==========      ==========      ==========
NET ASSETS:
Contracts in accumulation                 $13,900,357     $5,689,348      $5,866,398      $4,966,937      $5,213,015
Contracts in payout (annuitization)            44,646                                                         10,378
                                          -----------     ----------      ----------      ----------      ----------
Total net assets                          $13,945,003     $5,689,348      $5,866,398      $4,966,937      $5,223,393
                                          ===========     ==========      ==========      ==========      ==========
Units outstanding                           1,476,977        413,029         379,283         334,932         307,959
                                          ===========     ==========      ==========      ==========      ==========
Unit value (in accumulation)              $      9.44     $    13.77      $    15.47      $    14.83      $    16.96
                                          ===========     ==========      ==========      ==========      ==========

                                        International                             Real Estate     Real Estate
                                           Core - B     Value - A    Value - B  Securities - A  Securities - B
                                        -------------  -----------  ----------  --------------  --------------
ASSETS
Investments in shares of portfolios at
   value:                                 $3,122,997   $12,458,196  $4,785,628    $11,138,143     $15,580,397
                                          ----------   -----------  ----------    -----------     -----------
Total Assets                              $3,122,997   $12,458,196  $4,785,628    $11,138,143     $15,580,397
                                          ==========   ===========  ==========    ===========     ===========
NET ASSETS:
Contracts in accumulation                 $3,122,997   $12,453,627  $4,785,628    $11,131,624     $15,580,397
Contracts in payout (annuitization)                          4,569                      6,519
                                          ----------   -----------  ----------    -----------     -----------
Total net assets                          $3,122,997   $12,458,196  $4,785,628    $11,138,143     $15,580,397
                                          ==========   ===========  ==========    ===========     ===========
Units outstanding                            159,184       471,644     249,611        296,380         503,126
                                          ==========   ===========  ==========    ===========     ===========
Unit value (in accumulation)              $    19.62   $     26.41  $    19.17    $     37.58     $     30.97
                                          ==========   ===========  ==========    ===========     ===========

                                           High        High         Lifestyle       Lifestyle     Lifestyle
                                         Yield - A   Yield - B   Aggressive - A  Aggressive - B   Growth - A
                                        ----------  -----------  --------------  --------------  -----------
ASSETS
Investments in shares of portfolios at
   value:                               $8,973,774  $11,892,705    $5,389,730    $58,043,905     $34,748,092
                                        ----------  -----------    ----------    -----------     -----------
Total Assets                            $8,973,774  $11,892,705    $5,389,730    $58,043,905     $34,748,092
                                        ==========  ===========    ==========    ===========     ===========
NET ASSETS:
Contracts in accumulation               $8,964,151  $11,887,898    $5,389,730    $58,043,905     $34,748,092
Contracts in payout (annuitization)          9,623        4,807
                                        ----------  -----------    ----------    -----------     -----------
Total net assets                        $8,973,774  $11,892,705    $5,389,730    $58,043,905     $34,748,092
                                        ==========  ===========    ==========    ===========     ===========
Units outstanding                          576,074      693,917       319,879      3,105,824       1,922,170
                                        ==========  ===========    ==========    ===========     ===========
Unit value (in accumulation)            $    15.58  $     17.14    $    16.85    $     18.69     $     18.08
                                        ==========  ===========    ==========    ===========     ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                          Lifestyle     Lifestyle     Lifestyle    Life style    Lifestyle
                                         Growth - B   Balanced - A  Balanced - B  Moderate - A  Moderate - B
                                        ------------  ------------  ------------  ------------  ------------
ASSETS
Investments in shares of portfolios at
   value:                               $707,068,757   $56,071,367  $636,830,827   $27,295,247  $171,943,264
                                        ------------   -----------  ------------   -----------  ------------
Total Assets                            $707,068,757   $56,071,367  $636,830,827   $27,295,247  $171,943,264
                                        ============   ===========  ============   ===========  ============
NET ASSETS:
Contracts in accumulation               $706,904,310   $56,026,307  $636,830,827   $27,295,247  $171,943,264
Contracts in payout (annuitization)          164,447        45,060
                                        ------------   -----------  ------------   -----------  ------------
Total net assets                        $707,068,757   $56,071,367  $636,830,827   $27,295,247  $171,943,264
                                        ============   ===========  ============   ===========  ============
Units outstanding                         39,974,250     2,968,742    36,438,509     1,516,621    10,417,109
                                        ============   ===========  ============   ===========  ============
Unit value (in accumulation)            $      17.69   $     18.89  $      17.48   $     18.00  $      16.51
                                        ============   ===========  ============   ===========  ============

                                           Lifestyle          Lifestyle     Small Company  Small Company  International
                                        Conservative - A  Conservative - B    Value - A      Value - B      Value - A
                                        ----------------  ----------------  -------------  -------------  -------------
ASSETS
Investments in shares of portfolios at
   value:                                  $15,451,134       $69,236,484     $11,305,636    $22,490,017    $19,989,547
                                           -----------       -----------     -----------    -----------    -----------
Total Assets                               $15,451,134       $69,236,484     $11,305,636    $22,490,017    $19,989,547
                                           ===========       ===========     ===========    ===========    ===========
NET ASSETS:
Contracts in accumulation                  $15,451,134       $69,236,484     $11,305,636    $22,490,017    $19,985,669
Contracts in payout (annuitization)                                                                               3,878
                                           -----------       -----------     -----------    -----------    -----------
Total net assets                           $15,451,134       $69,236,484     $11,305,636    $22,490,017    $19,989,547
                                           ===========       ===========     ===========    ===========    ===========
Units outstanding                              855,575         4,437,341         468,226      1,133,762        988,293
                                           ===========       ===========     ===========    ===========    ===========
Unit value (in accumulation)               $     18.06       $     15.60     $     24.15    $     19.84    $     20.23
                                           ===========       ===========     ===========    ===========    ===========

                                        International
                                          Value - B    Total Return - A  Total Return - B  U.S. Large Cap - A  U.S. Large Cap - B
                                        -------------  ----------------  ----------------  ------------------  ------------------
ASSETS
Investments in shares of portfolios at
   value:                                $23,439,980      $29,476,396       $31,877,437        $14,499,019         $12,561,262
                                         -----------      -----------       -----------        -----------         -----------
Total Assets                             $23,439,980      $29,476,396       $31,877,437        $14,499,019         $12,561,262
                                         ===========      ===========       ===========        ===========         ===========
NET ASSETS:
Contracts in accumulation                $23,439,980      $29,442,725       $31,877,437        $14,499,019         $12,561,262
Contracts in payout (annuitization)                            33,671
                                         -----------      -----------       -----------        -----------         -----------
Total net assets                         $23,439,980      $29,476,396       $31,877,437        $14,499,019         $12,561,262
                                         ===========      ===========       ===========        ===========         ===========
Units outstanding                          1,023,166        1,760,340         2,196,259            977,700             784,347
                                         ===========      ===========       ===========        ===========         ===========
Unit value (in accumulation)             $     22.91      $     16.74       $     14.51        $     14.83         $     16.01
                                         ===========      ===========       ===========        ===========         ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                          Mid Cap      Mid Cap        Global          Global        Dynamic
                                         Stock - A    Stock - B   Allocation - A  Allocation - B  Growth - A
                                        -----------  -----------  --------------  --------------  -----------
ASSETS
Investments in shares of portfolios at
   value:                               $19,508,037  $20,874,772    $2,640,763     $17,185,220     $4,168,025
                                        -----------  -----------    ----------     -----------     ----------
Total Assets                            $19,508,037  $20,874,772    $2,640,763     $17,185,220     $4,168,025
                                        ===========  ===========    ==========     ===========     ==========
NET ASSETS:
Contracts in accumulation               $19,508,037  $20,874,772    $2,640,763     $17,185,220     $4,168,025
Contracts in payout (annuitization)
                                        -----------  -----------    ----------     -----------     ----------
Total net assets                        $19,508,037  $20,874,772    $2,640,763     $17,185,220     $4,168,025
                                        ===========  ===========    ==========     ===========     ==========
Units outstanding                         1,177,671    1,015,920       210,352       1,089,529        716,782
                                        ===========  ===========    ==========     ===========     ==========
Unit value (in accumulation)            $     16.56  $     20.55    $    12.55     $     15.77     $     5.81
                                        ===========  ===========    ==========     ===========     ==========

                                                     Total Stock  Total Stock
                                          Dynamic   Market Index  Market Index
                                        Growth - B       A              B       500 Index - A  500 Index - B
                                        ----------  ------------  ------------  -------------  -------------
ASSETS
Investments in shares of portfolios at
   value:                               $2,795,510   $1,820,509    $7,113,974    $8,946,418     $18,635,642
                                        ----------   ----------    ----------    ----------     -----------
Total Assets                            $2,795,510   $1,820,509    $7,113,974    $8,946,418     $18,635,642
                                        ==========   ==========    ==========    ==========     ===========
NET ASSETS:
Contracts in accumulation               $2,795,510   $1,820,509    $7,113,974    $8,946,418     $18,635,642
Contracts in payout (annuitization)
                                        ----------   ----------    ----------    ----------     -----------
Total net assets                        $2,795,510   $1,820,509    $7,113,974    $8,946,418     $18,635,642
                                        ==========   ==========    ==========    ==========     ===========
Units outstanding                          168,083      142,866       423,681       752,204       1,168,020
                                        ==========   ==========    ==========    ==========     ===========
Unit value (in accumulation)            $    16.63   $    12.74    $    16.79    $    11.89     $     15.95
                                        ==========   ==========    ==========    ==========     ===========

                                          Mid Cap     Mid Cap     Small Cap    Small Cap       Capital
                                        Index - A    Index - B    Index - A    Index - B  Appreciation - A
                                        ----------  -----------  -----------  ----------  ----------------
ASSETS
Investments in shares of portfolios at
   value:                               $2,584,111  $10,240,430   $1,515,233  $6,336,060     $13,948,542
                                        ----------  -----------   ----------  ----------     -----------
Total Assets                            $2,584,111  $10,240,430   $1,515,233  $6,336,060     $13,948,542
                                        ==========  ===========   ==========  ==========     ===========
NET ASSETS:
Contracts in accumulation               $2,584,111  $10,240,430   $1,515,233  $6,336,060     $13,948,542
Contracts in payout (annuitization)
                                        ----------  -----------   ----------  ----------     -----------
Total net assets                        $2,584,111  $10,240,430   $1,515,233  $6,336,060     $13,948,542
                                        ==========  ===========   ==========  ==========     ===========
Units outstanding                          133,983      573,750       85,006     341,731       1,496,412
                                        ==========  ===========   ==========  ==========     ===========
Unit value (in accumulation)            $    19.29  $     17.85   $    17.83  $    18.54     $      9.32
                                        ==========  ===========   ==========  ==========     ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                             Capital         Health        Health       Financial     Financial
                                        Appreciation - B  Sciences - A  Sciences - B  Services - A  Services - B
                                        ----------------  ------------  ------------  ------------  ------------
ASSETS
Investments in shares of portfolios at
   value:                                  $12,653,702     $4,022,386    $8,396,603    $3,472,031     $5,827,535
                                           -----------     ----------    ----------    ----------     ----------
Total Assets                               $12,653,702     $4,022,386    $8,396,603    $3,472,031     $5,827,535
                                           ===========     ==========    ==========    ==========     ==========
NET ASSETS:
Contracts in accumulation                  $12,653,702     $4,022,386    $8,396,603    $3,472,031     $5,827,535
Contracts in payout (annuitization)
                                           -----------     ----------    ----------    ----------     ----------
Total net assets                           $12,653,702     $4,022,386    $8,396,603    $3,472,031     $5,827,535
                                           ===========     ==========    ==========    ==========     ==========
Units outstanding                              868,259        233,208       451,917       199,320        309,288
                                           ===========     ==========    ==========    ==========     ==========
Unit value (in accumulation)               $     14.57     $    17.25    $    18.58    $    17.42     $    18.84
                                           ===========     ==========    ==========    ==========     ==========

                                        Quantitative Mid  Quantitative Mid    All Cap     All Cap
                                             Cap - A          Cap - B        Value - A   Value - B  Utilities - A
                                        ----------------  ----------------  ----------  ----------  -------------
ASSETS
Investments in shares of portfolios at
   value:                                   $473,133         $1,111,143     $3,882,934  $8,774,689    $5,351,150
                                            --------         ----------     ----------  ----------    ----------
Total Assets                                $473,133         $1,111,143     $3,882,934  $8,774,689    $5,351,150
                                            ========         ==========     ==========  ==========    ==========
NET ASSETS:
Contracts in accumulation                   $473,133         $1,111,143     $3,882,934  $8,774,689    $5,351,150
Contracts in payout (annuitization)
                                            --------         ----------     ----------  ----------    ----------
Total net assets                            $473,133         $1,111,143     $3,882,934  $8,774,689    $5,351,150
                                            ========         ==========     ==========  ==========    ==========
Units outstanding                             33,937             62,862        242,555     514,050       307,337
                                            ========         ==========     ==========  ==========    ==========
Unit value (in accumulation)                $  13.94         $    17.68     $    16.01  $    17.07    $    17.41
                                            ========         ==========     ==========  ==========    ==========

                                                         Mid Cap      Mid Cap    Fundamental  Fundamental
                                        Utilities - B   Value - A    Value - B    Value - A    Value - B
                                        -------------  -----------  -----------  -----------  -----------
ASSETS
Investments in shares of portfolios at
   value:                                 $7,562,389   $10,450,341  $24,092,484   $9,076,447  $36,931,857
                                          ----------   -----------  -----------   ----------  -----------
Total Assets                              $7,562,389   $10,450,341  $24,092,484   $9,076,447  $36,931,857
                                          ==========   ===========  ===========   ==========  ===========
NET ASSETS:
Contracts in accumulation                 $7,562,389   $10,431,335  $24,092,484   $9,076,447  $36,931,857
Contracts in payout (annuitization)                         19,006
                                          ----------   -----------  -----------   ----------  -----------
Total net assets                          $7,562,389   $10,450,341  $24,092,484   $9,076,447  $36,931,857
                                          ==========   ===========  ===========   ==========  ===========
Units outstanding                            284,084       513,445    1,254,692      560,424    2,101,067
                                          ==========   ===========  ===========   ==========  ===========
Unit value (in accumulation)              $    26.62   $     20.35  $     19.20   $    16.20  $     17.58
                                          ==========   ===========  ===========   ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                         Emerging      Natural     Quantitative   Large Cap     Small Cap
                                        Growth - B  Resources - B   All Cap - B  Value - B   Opportunities A
                                        ----------  -------------  ------------  ----------  ---------------
ASSETS
Investments in shares of portfolios at
   value:                               $1,425,855   $14,263,906     $524,053    $8,694,438     $3,977,136
                                        ----------   -----------     --------    ----------     ----------
Total Assets                            $1,425,855   $14,263,906     $524,053    $8,694,438     $3,977,136
                                        ==========   ===========     ========    ==========     ==========
NET ASSETS:
Contracts in accumulation               $1,425,855   $14,263,906     $524,053    $8,694,438     $3,977,136
Contracts in payout (annuitization)
                                        ----------   -----------     --------    ----------     ----------
Total net assets                        $1,425,855   $14,263,906     $524,053    $8,694,438     $3,977,136
                                        ==========   ===========     ========    ==========     ==========
Units outstanding                           72,550       389,272       24,965       356,215        161,169
                                        ==========   ===========     ========    ==========     ==========
Unit value (in accumulation)            $    19.65   $     36.64     $  20.99    $    24.41     $    24.68
                                        ==========   ===========     ========    ==========     ==========

                                            Small Cap                         Real Return       American        American
                                        Opportunities - B  Special Value - B    Bond - B   International - B   Growth - B
                                        -----------------  -----------------  -----------  -----------------  ------------
ASSETS
Investments in shares of portfolios at
   value:                                   $8,806,545          $734,563      $10,855,118     $94,938,637     $160,868,508
                                            ----------          --------      -----------     -----------     ------------
Total Assets                                $8,806,545          $734,563      $10,855,118     $94,938,637     $160,868,508
                                            ==========          ========      ===========     ===========     ============
NET ASSETS:
Contracts in accumulation                   $8,806,545          $734,563      $10,855,118     $94,938,637     $160,868,508
Contracts in payout (annuitization)
                                            ----------          --------      -----------     -----------     ------------
Total net assets                            $8,806,545          $734,563      $10,855,118     $94,938,637     $160,868,508
                                            ==========          ========      ===========     ===========     ============
Units outstanding                              359,558            35,319          796,645       3,719,089        7,987,934
                                            ==========          ========      ===========     ===========     ============
Unit value (in accumulation)                $    24.49          $  20.80      $     13.63     $     25.53     $      20.14
                                            ==========          ========      ===========     ===========     ============

                                         American Blue Chip       American        American   American Century-   PIMCO VIT
                                        Income & Growth - B  Growth-Income - B    Bond - B    Small Company      All Asset
                                        -------------------  -----------------  -----------  -----------------  ----------
ASSETS
Investments in shares of portfolios at
   value:                                   $20,894,226         $142,470,165    $74,051,885      $279,833       $4,791,554
                                            -----------         ------------    -----------      --------       ----------
Total Assets                                $20,894,226         $142,470,165    $74,051,885      $279,833       $4,791,554
                                            ===========         ============    ===========      ========       ==========
NET ASSETS:

Contracts in accumulation                   $20,894,226         $142,470,165    $74,051,885      $279,833       $4,791,554
Contracts in payout (annuitization)
                                            -----------         ------------    -----------      --------       ----------
Total net assets                            $20,894,226         $142,470,165    $74,051,885      $279,833       $4,791,554
                                            ===========         ============    ===========      ========       ==========
Units outstanding                             1,055,102            7,484,418      5,696,893        17,140          322,832
                                            ===========         ============    ===========      ========       ==========
Unit value (in accumulation)                $     19.80         $      19.04    $     13.00      $  16.33       $    14.84
                                            ===========         ============    ===========      ========       ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                                                               U.S. Global  U.S. Global
                                        LMFC Core   PIM Classic  Quantitative    Leaders      Leaders
                                        Equity - B   Value - B     Value - B    Growth - A   Growth - B
                                        ----------  -----------  ------------  -----------  -----------
ASSETS
Investments in shares of portfolios at
   value:                               $6,529,884  $2,389,001     $191,308     $1,543,647   $3,911,188
                                        ----------  ----------     --------     ----------   ----------
Total Assets                            $6,529,884  $2,389,001     $191,308     $1,543,647   $3,911,188
                                        ==========  ==========     ========     ==========   ==========
NET ASSETS:
Contracts in accumulation               $6,529,884  $2,389,001     $191,308     $1,543,647   $3,911,188
Contracts in payout (annuitization)
                                        ----------  ----------     --------     ----------   ----------
Total net assets                        $6,529,884  $2,389,001     $191,308     $1,543,647   $3,911,188
                                        ==========  ==========     ========     ==========   ==========
Units outstanding                          425,444     142,588       10,319        119,228      301,704
                                        ==========  ==========     ========     ==========   ==========
Unit value (in accumulation)            $    15.35  $    16.75     $  18.54     $    12.95   $    12.96
                                        ==========  ==========     ========     ==========   ==========

                                                       John Hancock  John Hancock
                                        John Hancock  International  International
                                          Strategic       Equity         Equity
                                         Income - B     Index - A      Index - B    Active Bond - A  Active Bond - B
                                        ------------  -------------  -------------  ---------------  ---------------
ASSETS
Investments in shares of portfolios at
   value:                                $2,243,582     $1,708,421     $4,102,152      $8,599,561      $63,915,334
                                         ----------     ----------     ----------      ----------      -----------
Total Assets                             $2,243,582     $1,708,421     $4,102,152      $8,599,561      $63,915,334
                                         ==========     ==========     ==========      ==========      ===========
NET ASSETS:
Contracts in accumulation                $2,243,582     $1,708,421     $4,102,152      $8,599,561      $63,915,334
Contracts in payout (annuitization)
                                         ----------     ----------     ----------      ----------      -----------
Total net assets                         $2,243,582     $1,708,421     $4,102,152      $8,599,561      $63,915,334
                                         ==========     ==========     ==========      ==========      ===========
Units outstanding                           162,655         82,188        198,515         665,775        4,967,587
                                         ==========     ==========     ==========      ==========      ===========
Unit value (in accumulation)             $    13.79     $    20.79     $    20.66      $    12.92      $     12.87
                                         ==========     ==========     ==========      ==========      ===========

                                                        Independence        Marisco
                                        CGTC Overseas  Investment LLC    International     T Rowe Price  UBS Large
                                          Equity - B    Small Cap - B  Opportunities - B  Mid Value - B   Cap - B
                                        -------------  --------------  -----------------  -------------  ---------
ASSETS
Investments in shares of portfolios at
   value:                                  $820,248        $71,548         $3,092,105       $1,147,048    $149,863
                                           --------        -------         ----------       ----------    --------
Total Assets                               $820,248        $71,548         $3,092,105       $1,147,048    $149,863
                                           ========        =======         ==========       ==========    ========
NET ASSETS:
Contracts in accumulation                  $820,248        $71,548         $3,092,105       $1,147,048    $149,863
Contracts in payout (annuitization)
                                           --------        -------         ----------       ----------    --------
Total net assets                           $820,248        $71,548         $3,092,105       $1,147,048    $149,863
                                           ========        =======         ==========       ==========    ========
Units outstanding                            45,990          4,787            165,812           69,509       9,655
                                           ========        =======         ==========       ==========    ========
Unit value (in accumulation)               $  17.84        $ 14.95         $    18.65       $    16.50    $  15.52
                                           ========        =======         ==========       ==========    ========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                                   Wellington  Wellington
                                        U.S. High   Small Cap   Small Cap  Wells Capital       Index
                                        Yield - B  Growth - B  Value - B    Core Bond B   Allocation - B
                                        ---------  ----------  ----------  -------------  --------------
ASSETS
Investments in shares of portfolios at
   value:                                $286,200  $1,272,844  $2,179,610     $210,742      $13,000,554
                                         --------  ----------  ----------     --------      -----------
Total Assets                             $286,200  $1,272,844  $2,179,610     $210,742      $13,000,554
                                         ========  ==========  ==========     ========      ===========
NET ASSETS:
Contracts in accumulation                $286,200  $1,272,844  $2,179,610     $210,742      $13,000,554
Contracts in payout (annuitization)
                                         --------  ----------  ----------     --------      -----------
Total net assets                         $286,200  $1,272,844  $2,179,610     $210,742      $13,000,554
                                         ========  ==========  ==========     ========      ===========
Units outstanding                          20,699      72,325     131,783       16,571          967,096
                                         ========  ==========  ==========     ========      ===========
Unit value (in accumulation)             $  13.83  $    17.60  $    16.54     $  12.72      $     13.44
                                         ========  ==========  ==========     ========      ===========

                                         Large Cap  Scudder Capital  Scudder Global  Scudder Growth  Scudder Health
                                         Value - A     Growth - B     Discovery - B   & Income - B    Sciences - B
                                        ----------  ---------------  --------------  --------------  --------------
ASSETS
Investments in shares of portfolios at
   value:                               $2,993,004     $7,913,455      $3,038,614      $4,286,788      $2,626,140
                                        ----------     ----------      ----------      ----------      ----------
Total Assets                            $2,993,004     $7,913,455      $3,038,614      $4,286,788      $2,626,140
                                        ==========     ==========      ==========      ==========      ==========
NET ASSETS:
Contracts in accumulation               $2,993,004     $7,913,455      $3,038,614      $4,286,788      $2,626,140
Contracts in payout (annuitization)
                                        ----------     ----------      ----------      ----------      ----------
Total net assets                        $2,993,004     $7,913,455      $3,038,614      $4,286,788      $2,626,140
                                        ==========     ==========      ==========      ==========      ==========
Units outstanding                          122,803        386,234          85,703         200,836         129,423
                                        ==========     ==========      ==========      ==========      ==========
Unit value (in accumulation)            $    24.37     $    20.49      $    35.46      $    21.34      $    20.29
                                        ==========     ==========      ==========      ==========      ==========

                                                                                                          Scudder Global
                                             Scudder       Scudder Mid Cap  Scudder Blue      Scudder          Blue
                                        International - B     Growth - B      Chip - B    Contrarian - B     Chip - B
                                        -----------------  ---------------  ------------  --------------  --------------
ASSETS
Investments in shares of portfolios at
   value:                                   $4,877,661        $1,659,543     $4,532,688     $4,743,244      $1,907,609
                                            ----------        ----------     ----------     ----------      ----------
Total Assets                                $4,877,661        $1,659,543     $4,532,688     $4,743,244      $1,907,609
                                            ==========        ==========     ==========     ==========      ==========
NET ASSETS:
Contracts in accumulation                   $4,877,661        $1,659,543     $4,532,688     $4,743,244      $1,907,609
Contracts in payout (annuitization)
                                            ----------        ----------     ----------     ----------      ----------
Total net assets                            $4,877,661        $1,659,543     $4,532,688     $4,743,244      $1,907,609
                                            ==========        ==========     ==========     ==========      ==========
Units outstanding                              181,134            68,644        193,560        212,865          63,735
                                            ==========        ==========     ==========     ==========      ==========
Unit value (in  accumulation)               $    26.93        $    24.18     $    23.42     $    22.28      $    29.93
                                            ==========        ==========     ==========     ==========      ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                            Scudder                        Scudder
                                          Government    Scudder High    International    Scudder Fixed  Scudder Money
                                        Securities - B   Income - B   Select Equity - B    Income - B     Market - B
                                        --------------  ------------  -----------------  -------------  -------------
ASSETS
Investments in shares of portfolios at
   value:                                 $3,118,524     $3,554,882       $3,733,980       $7,540,078     $3,172,913
                                          ----------     ----------       ----------       ----------     ----------
Total Assets                              $3,118,524     $3,554,882       $3,733,980       $7,540,078     $3,172,913
                                          ==========     ==========       ==========       ==========     ==========
NET ASSETS:
Contracts in accumulation                 $3,118,524     $3,554,882       $3,733,980       $7,540,078     $3,172,913
Contracts in payout (annuitization)
                                          ----------     ----------       ----------       ----------     ----------
Total net assets                          $3,118,524     $3,554,882       $3,733,980       $7,540,078     $3,172,913
                                          ==========     ==========       ==========       ==========     ==========
Units outstanding                            236,424        180,158          135,351          550,105        252,661
                                          ==========     ==========       ==========       ==========     ==========
Unit value (in accumulation)              $    13.19     $    19.73       $    27.59       $    13.71     $    12.56
                                          ==========     ==========       ==========       ==========     ==========

                                        Scudder Small    Scudder                  Scudder Davis    Scudder Dreman
                                             Cap       Technology  Scudder Total     Venture            High
                                          Growth - B   Growth - B  Return - B       Value - B    Return Equity - B
                                        -------------  ----------  -------------  -------------  -----------------
ASSETS
Investments in shares of portfolios at
   value:                                 $3,204,814   $1,573,653    $2,592,613     $7,462,622      $13,598,912
                                          ----------   ----------    ----------     ----------      -----------
Total Assets                              $3,204,814   $1,573,653    $2,592,613     $7,462,622      $13,598,912
                                          ==========   ==========    ==========     ==========      ===========
NET ASSETS:

Contracts in accumulation                 $3,204,814   $1,573,653    $2,592,613     $7,462,622      $13,598,912
Contracts in payout (annuitization)
                                          ----------   ----------    ----------     ----------      -----------
Total net assets                          $3,204,814   $1,573,653    $2,592,613     $7,462,622      $13,598,912
                                          ==========   ==========    ==========     ==========      ===========
Units outstanding                            146,523       69,450       146,794        313,853          524,163
                                          ==========   ==========    ==========     ==========      ===========
Unit value (in accumulation)              $    21.87   $    22.66    $    17.66     $    23.78      $     25.94
                                          ==========   ==========    ==========     ==========      ===========

                                           Scudder     Scudder Janus   Scudder Turner                  Scudder
                                         Dreman Small     Growth &        Mid Cap      Scudder Real  Strategic
                                        Cap Value - B    Income - B   Growth - B (20)   Estate - B   Income - B
                                        -------------  -------------  ---------------  ------------  ----------
ASSETS
Investments in shares of portfolios at
   value:                                 $6,209,295     $2,177,259      $2,514,672     $5,127,427   $2,498,289
                                          ----------     ----------      ----------     ----------   ----------
Total Assets                              $6,209,295     $2,177,259      $2,514,672     $5,127,427   $2,498,289
                                          ==========     ==========      ==========     ==========   ==========
NET ASSETS:

Contracts in accumulation                 $6,209,295     $2,177,259      $2,514,672     $5,127,427   $2,498,289
Contracts in payout (annuitization)
                                          ----------     ----------      ----------     ----------   ----------
Total net assets                          $6,209,295     $2,177,259      $2,514,672     $5,127,427   $2,498,289
                                          ==========     ==========      ==========     ==========   ==========
Units outstanding                            199,185        102,729          99,209        176,423      171,984
                                          ==========     ==========      ==========     ==========   ==========
Unit value (in accumulation)              $    31.17     $    21.19      $    25.35     $    29.06   $    14.53
                                          ==========     ==========      ==========     ==========   ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                STATEMENT OF ASSETS AND LIABILITIES - (CONTINUED)
                                DECEMBER 31, 2006

                                         Scudde Modera  Scudder Conservative  Scudder Growth                    Scudder Equity 500
                                        Allocation - B      Allocation - B    Allocation - B  Scudder Bond - B      Index - B
                                        --------------  --------------------  --------------  ----------------  ------------------
ASSETS
Investments in shares of portfolios at
   value:                                 26,278,906         $9,026,528         $35,349,837      $507,024           $8,244,994
                                          ----------         ----------         -----------      --------           ----------
Total Assets                              26,278,906         $9,026,528         $35,349,837      $507,024           $8,244,994
                                          ==========         ==========         ===========      ========           ==========
NET ASSETS:
Contracts in accumulation                 26,278,906         $9,026,528         $35,349,837      $507,024           $8,244,994
Contracts in payout (annuitization)
                                          ----------         ----------         -----------      --------           ----------
Total net assets                          26,278,906         $9,026,528         $35,349,837      $507,024           $8,244,994
                                          ==========         ==========         ===========      ========           ==========
Units outstanding                          1,729,500            620,609           2,231,087        39,469              372,391
                                          ==========         ==========         ===========      ========           ==========
Unit value (in accumulation)              $    15.19         $    14.54         $     15.84      $  12.85           $    22.14
                                          ==========         ==========         ===========      ========           ==========

                                                        Alger American  Credit Suisse  Credit Suisse Global  Dreyfus Socially
                                        Alger American    Leveraged       Emerging         Post Venture        Responsible
                                         Balanced - B    Cap  All - B    Markets - B       Capital - B         Growth - B
                                        --------------  --------------  -------------  --------------------  ----------------
ASSETS
Investments in shares of portfolios at
   value:                                 $3,689,737      $ 1,697,665    $ 2,016,715          $467,199           $302,623
                                          ----------      -----------    -----------          --------           --------
Total Assets                              $3,689,737      $ 1,697,665    $ 2,016,715          $467,199           $302,623
                                          ==========      ===========    ===========          ========           ========
NET ASSETS:
Contracts in accumulation                 $3,689,737      $ 1,697,665    $ 2,016,715          $467,199           $302,623
Contracts in payout (annuitization)
                                          ----------      -----------    -----------          --------           --------
Total net assets                          $3,689,737      $ 1,697,665    $ 2,016,715          $467,199           $302,623
                                          ==========      ===========    ===========          ========           ========
Units outstanding                         $  219,460           72,889         53,280            16,017             15,642
                                          ==========      ===========    ===========          ========           ========
Unit value (in accumulation)              $    16.81      $     23.29    $     37.85          $  29.17           $  19.35
                                          ==========      ===========    ===========          ========           ========

                                        Dreyfus VIF  Mid Cap
                                             Stock - B        AIM VI Utilities - B      Total
                                        --------------------  --------------------  --------------
ASSETS
Investments in shares of portfolios at
   value:                                    $5,134,681           $1,592,451        $3,763,342,289
                                             ----------           ----------        --------------
Total Assets                                 $5,134,681           $1,592,451        $3,763,342,289
                                             ==========           ==========        ==============
NET ASSETS:
Contracts in accumulation                    $5,134,681           $1,592,451        $3,762,789,816
Contracts in payout (annuitization)          $                                             552,473
                                             ----------           ----------        --------------
Total net assets                             $5,134,681           $1,592,451        $3,763,342,289
                                             ==========           ==========        ==============
Units outstanding                            $  224,468               58,181           211,722,434
                                             ==========           ==========        ==============
Unit value (in accumulation)                 $    22.87           $    27.37        $        17.77
                                             ==========           ==========        ==============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      -------------------------------------------------
                                                              Strategic                 Strategic
                                                           Opportunities- A         Opportunities- B
                                                      -------------------------  ----------------------
                                                          2006         2005         2006        2005
                                                      -----------  ------------  ----------  ----------
Income:
   Dividends                                          $     3,307  $   133,746   $       --  $    4,099
Expenses:
   Mortality and expense risk and administration
   charges                                                400,314       431,557      24,460      24,314
                                                      -----------  ------------  ----------  ----------
Net investment income (loss)                             (397,007)     (297,811)    (24,460)    (20,215)
Net realized gain (loss)                               (2,708,729)   (4,714,536)    121,697      80,205
Unrealized appreciation (depreciation) during the
period                                                  5,859,222     7,218,004      57,082      70,484
                                                      -----------  ------------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                         2,753,486     2,205,657     154,319     130,474
Changes from principal transactions:
   Purchase payments                                      135,994       176,638     121,839      83,550
   Transfers between sub-accounts and the
   company                                             (1,965,543)   (1,644,159)    (52,062)    (56,364)
   Withdrawals                                         (4,133,018)   (4,743,472)   (288,754)    (89,219)
   Annual contract fee                                    (18,809)      (20,945)     (5,052)     (5,249)
                                                      -----------  ------------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (5,981,376)   (6,231,938)   (224,029)    (67,282)
                                                      -----------  ------------  ----------  ----------
Total increase (decrease) in contract owners' equity   (3,227,890)   (4,026,281)    (69,710)     63,192
Contract owners' equity at beginning of period         29,104,440   33,130,721    1,658,697   1,595,505
                                                      -----------  ------------  ----------  ----------
Contract owners' equity at end of period              $25,876,550  $29,104,440   $1,588,987  $1,658,697
                                                      ===========  ============  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      --------------------------------------------------
                                                         Investment Quality        Investment Quality
                                                               Bond-A                    Bond-B
                                                      ------------------------- ------------------------
                                                         2006          2005        2006          2005
                                                      -----------  -----------  ----------  ------------
Income:
   Dividends                                          $   786,622  $   911,979  $ 1,256,389  $   367,207
Expenses:
   Mortality and expense risk and administration
   charges                                                191,960      239,369      370,548      156,317
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              594,662      672,610      885,841      210,890
Net realized gain (loss)                                  (64,491)     117,725     (289,583)     (45,972)
Unrealized appreciation (depreciation) during the
period                                                   (324,384)    (686,326)    (153,022)    (126,136)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           205,787      104,009      443,236       38,782
Changes from principal transactions:
   Purchase payments                                       69,990       19,055    8,556,306    9,271,994
   Transfers between sub-accounts and the
   company                                               (353,482)    (772,202)   2,236,077    1,259,426
   Withdrawals                                         (2,225,802)  (2,667,910)  (1,350,366)    (783,094)
   Annual contract fee                                     (5,816)      (6,848)     (18,615)     (12,328)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (2,515,110)  (3,427,905)   9,423,402    9,735,998
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (2,309,323)  (3,323,896)   9,866,638    9,774,780
Contract owners' equity at beginning of period         13,703,776   17,027,672   17,006,851    7,232,071
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $11,394,453  $13,703,776  $26,873,489  $17,006,851
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      ----------------------------------------------------
                                                           U.S. Core - A (1)           U.S. Core - B (1)
                                                      --------------------------  -------------------------
                                                          2006          2005          2006         2005
                                                      ------------  ------------  -----------  -----------
Income:
   Dividends                                          $  9,198,975  $  3,098,239  $ 1,510,631  $   497,345
Expenses:
   Mortality and expense risk and administration
   charges                                               1,016,164     1,249,156      194,586      243,518
                                                      ------------  -----------   -----------  -----------
Net investment income (loss)                             8,182,811     1,849,083    1,316,045      253,827
Net realized gain (loss)                                (5,852,206)   (6,517,241)     512,294      940,101
Unrealized appreciation (depreciation) during the
period                                                   2,549,706     4,929,380     (977,652)  (1,153,758)
                                                      ------------  -----------   -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                          4,880,311       261,222      850,687       40,170
Changes from principal transactions:
   Purchase payments                                       557,071       540,933      383,179      726,830
   Transfers between sub-accounts and the
   company                                              (3,722,485)   (6,884,561)  (2,361,116)  (1,726,620)
   Withdrawals                                         (11,545,316)  (13,210,155)  (1,153,353)  (1,019,244)
   Annual contract fee                                     (42,625)      (53,676)     (27,701)     (36,719)
                                                      ------------  -----------   -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (14,753,355)  (19,607,459)  (3,158,991)  (2,055,753)
                                                      -----------   -----------   -----------  -----------
Total increase (decrease) in contract owners' equity    (9,873,044)  (19,346,237)  (2,308,304)  (2,015,583)

Contract owners' equity at beginning of period          75,793,916    95,140,153   14,347,555   16,363,138
                                                      ------------  ------------  -----------  -----------
Contract owners' equity at end of period              $ 65,920,872  $ 75,793,916  $12,039,251  $14,347,555
                                                      ============  ============  ===========  ===========

(1) On May 1, 2006, the Growth & Income sub-account was renamed U.S. Core sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      --------------------------------------------------
                                                         Blue Chip Growth- A        Blue Chip Growth- B
                                                      -------------------------  ------------------------
                                                          2006          2005         2006        2005
                                                      -----------  ------------  -----------  -----------
Income:
   Dividends                                          $   100,180  $    223,479  $     7,096  $        --
Expenses:
   Mortality and expense risk and administration
   charges                                                692,848       790,145      330,255      292,134
                                                      -----------  ------------  -----------  -----------
Net investment income (loss)                             (592,668)     (566,666)    (323,159)    (292,134)
Net realized gain (loss)                                 (771,782)   (1,814,466)   1,117,163      616,879
Unrealized appreciation (depreciation) during the
period                                                  4,849,621     4,263,555      724,698      561,605
                                                      -----------  ------------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         3,485,171     1,882,423    1,518,702      886,350
Changes from principal transactions:
   Purchase payments                                      447,640       352,740    1,488,206    5,386,270
   Transfers between sub-accounts and the
   company                                             (2,001,130)   (3,716,010)  (1,244,572)    (125,938)
   Withdrawals                                         (7,723,488)   (7,214,574)  (1,886,091)    (563,694)
   Annual contract fee                                    (28,795)      (33,759)     (36,756)     (31,901)
                                                      -----------  ------------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (9,305,773)  (10,611,603)  (1,679,213)   4,664,737
                                                      -----------  ------------  -----------  -----------
Total increase (decrease) in contract owners' equity   (5,820,602)   (8,729,180)    (160,511)   5,551,087
Contract owners' equity at beginning of period         51,219,468    59,948,648   21,253,198   15,702,111
                                                      -----------  ------------  -----------  -----------
Contract owners' equity at end of period              $45,398,866  $ 51,219,468  $21,092,687  $21,253,198
                                                      ===========  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY- (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      --------------------------------------------------
                                                           Money Market- A              Money Market- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      ------------ -----------  -----------  -----------
Income:
   Dividends                                          $ 1,271,165  $   722,403  $ 1,303,975  $   513,522
Expenses:
   Mortality and expense risk and administration
   charges                                                447,589      423,826      507,287      347,456
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              823,576      298,577      796,688      166,066
Net realized gain (loss)                                     (856)    (157,668)     (15,011)     151,156
Unrealized appreciation (depreciation) during the
period                                                          0            0            0            0
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           822,720      140,909      781,677       317,222
Changes from principal transactions:
   Purchase payments                                    1,091,589      783,956    7,581,160    6,023,309
   Transfers between sub-accounts and the
   company                                             (6,233,891)   3,701,684   11,594,710      876,816
   Withdrawals                                           (684,001)  (4,550,729)  (7,561,269)  (5,682,075)
   Annual contract fee                                    (18,346)     (16,225)     (55,615)     (51,214)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (5,844,649)     (81,314)  11,558,986    1,166,836
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (5,021,929)      59,595   12,340,663    1,484,058
Contract owners' equity at beginning of period         29,896,750   29,837,155   21,020,411   19,536,353
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $24,874,821  $29,896,750  $33,361,074  $21,020,411
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                         Global Trust- A (2)      Global Trust- B (2)
                                                      ------------------------  ----------------------
                                                          2006         2005        2006        2005
                                                      -----------  -----------  ----------  ----------
Income:
   Dividends                                          $   290,111  $   314,018  $   48,207  $   35,881
Expenses:
   Mortality and expense risk and administration
   charges                                                309,808      337,487      67,306      49,691
                                                      -----------  -----------  ----------  ----------
Net investment income (loss)                              (19,697)     (23,469)    (19,099)    (13,810)
Net realized gain (loss)                                  291,383   (1,214,468)    177,777     139,434
Unrealized appreciation (depreciation) during the
period                                                  3,432,914    3,273,900     570,776     182,069
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                         3,704,600    2,035,963     729,454     307,693
Changes from principal transactions:
   Purchase payments                                       84,395      131,528     331,707     381,992
   Transfers between sub-accounts and the
   company                                               (402,013)    (675,702)    (32,401)  1,000,125
   Withdrawals                                         (2,867,350)  (6,044,411)   (128,590)   (111,747)
   Annual contract fee                                    (13,171)     (14,211)    (13,181)     (9,676)
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (3,198,139)  (6,602,796)    157,535   1,260,694
                                                      -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners' equity      506,461   (4,566,833)    886,989   1,568,387
Contract owners' equity at beginning of period         21,566,916   26,133,749   3,839,258   2,270,871
                                                      -----------  -----------  ----------  ----------
Contract owners' equity at end of period              $22,073,377  $21,566,916  $4,726,247  $3,839,258
                                                      ===========  ===========  ==========  ==========

(2) On May 1, 2006, the Global Equity sub-account was renamed Global Trust sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      --------------------------------------------------
                                                           Global Bond- A            Global Bond- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $   77,389   $  386,525   $   149,501  $   417,351
Expenses:
   Mortality and expense risk and administration
   charges                                                90,132      102,611       211,561      141,124
                                                      ----------   ----------   -----------  -----------
Net investment income (loss)                             (12,743)     283,914       (62,060)     276,227
Net realized gain (loss)                                  71,233      118,004        (9,680)      75,621
Unrealized appreciation (depreciation) during the
period                                                   154,768     (973,363)      484,854   (1,093,236)
                                                      ----------   ----------   -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                          213,258     (571,445)      413,114     (741,388)
Changes from principal transactions:
   Purchase payments                                      15,399       40,389     4,774,187    2,833,616
   Transfers between sub-accounts and the
   company                                                81,480      446,490     2,441,238      403,235
   Withdrawals                                          (783,135)    (843,093)     (560,821)    (326,660)
   Annual contract fee                                    (3,363)      (3,809)      (15,520)     (14,303)
                                                      ----------   ----------   -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (689,619)    (360,023)    6,639,084    2,895,888
                                                      ----------   ----------   -----------  -----------
Total increase (decrease) in contract owners' equity    (476,361)    (931,468)    7,052,198    2,154,500
Contract owners' equity at beginning of period         6,327,812    7,259,280    10,257,363    8,102,863
                                                      ----------   ----------   -----------  -----------
Contract owners' equity at end of period              $5,851,451   $6,327,812   $17,309,561  $10,257,363
                                                      ==========   ==========   ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              Sub-Account
                                                      ----------------------------------------------------------
                                                      U.S. Government Securities-A  U.S. Government Securities-B
                                                      ----------------------------  ----------------------------
                                                            2006         2005             2006         2005
                                                        -----------  -----------      -----------  -----------
Income:
   Dividends                                            $ 1,062,392  $   948,285      $   594,087  $   460,965
Expenses:
   Mortality and expense risk and administration
   charges                                                  332,964      395,776          212,424      240,834
                                                        -----------  -----------      -----------  -----------
Net investment income (loss)                                729,428      552,509          381,663      220,131
Net realized gain (loss)                                   (192,707)    (159,373)        (185,571)     (88,048)
Unrealized appreciation (depreciation) during the
period                                                       73,234     (396,915)         137,648     (141,987)
                                                        -----------  -----------      -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                             609,955       (3,779)         333,740       (9,904)
Changes from principal transactions:
   Purchase payments                                        135,557      248,583          523,225      704,179
   Transfers between sub-accounts and the
   company                                                 (912,037)  (1,956,645)      (1,019,960)  (1,350,039)
   Withdrawals                                           (3,081,280)  (3,762,882)      (2,053,816)    (889,150)
   Annual contract fee                                       (7,573)      (9,937)         (19,891)     (23,183)
                                                        -----------  -----------      -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             (3,865,333)  (5,480,881)      (2,570,442)  (1,558,193)
                                                        -----------  -----------      -----------  -----------
Total increase (decrease) in contract owners' equity     (3,255,378)  (5,484,660)      (2,236,702)  (1,568,097)
Contract owners' equity at beginning of period           22,794,777   28,279,437       13,188,411   14,756,508
                                                        -----------  -----------      -----------  -----------
Contract owners' equity at end of period                $19,539,399  $22,794,777      $10,951,709  $13,188,411
                                                        ===========  ===========      ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      --------------------------------------------------
                                                         Income & Value- A          Income & Value- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $   420,959  $   387,895  $   197,808  $   151,823
Expenses:
   Mortality and expense risk and administration
   charges                                                300,022      335,274      175,021      164,485
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              120,937       52,621       22,787      (12,662)
Net realized gain (loss)                                  483,238     (314,934)     423,489      261,408
Unrealized appreciation (depreciation) during the
period                                                    753,849    1,003,673      255,973       98,435
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         1,358,024      741,360      702,249      347,181
Changes from principal transactions:
   Purchase payments                                      221,303       93,661      581,860      669,212
   Transfers between sub-accounts and the
   company                                               (158,180)  (1,232,708)    (403,628)      76,800
   Withdrawals                                         (3,627,008)  (3,288,229)    (804,844)    (234,066)
   Annual contract fee                                    (12,217)     (14,024)     (34,864)     (31,018)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (3,576,102)  (4,441,300)    (661,476)     480,928
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (2,218,078)  (3,699,940)      40,773      828,109
Contract owners' equity at beginning of period         21,608,398   25,308,338   10,814,588    9,986,479
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $19,390,320  $21,608,398  $10,855,361  $10,814,588
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      ----------------------------------------------------
                                                       Large Cap Growth- A (3)    Large Cap Growth- B (3)
                                                      ----------------------------------------------------
                                                          2006          2005         2006          2005
                                                      ------------  -----------  ------------  -----------
Income:
   Dividends                                          $     57,780  $   130,806  $     16,375  $    73,944
Expenses:
   Mortality and expense risk and administration
   charges                                                  76,660      259,241        63,833      205,957
                                                      ------------  -----------  ------------  -----------
Net investment income (loss)                               (18,880)    (128,435)      (47,458)    (132,013)
Net realized gain (loss)                                   593,464     (909,418)    1,587,609      565,104
Unrealized appreciation (depreciation) during the
period                                                    (284,825)     746,555    (1,321,430)    (643,953)
                                                      ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners equity
from operations                                            289,759     (291,298)      218,721     (210,862)
Changes from principal transactions:
   Purchase payments                                        18,272      143,545       318,565    1,026,996
   Transfers between sub-accounts and the
   company                                             (15,273,652)    (855,934)  (12,346,823)    (848,475)
   Withdrawals                                            (760,944)  (2,272,989)     (780,868)    (791,960)
   Annual contract fee                                      (4,565)     (11,438)      (18,583)     (43,565)
                                                      ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (16,020,889)  (2,996,816)  (12,827,709)    (657,004)
                                                      ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners' equity   (15,731,130)  (3,288,114)  (12,608,988)    (867,866)
Contract owners' equity at beginning of period          15,731,130   19,019,244    12,608,988   13,476,854
                                                      ------------  -----------  ------------  -----------
Contract owners' equity at end of period              $         --  $15,731,130  $         --  $12,608,988
                                                      ============  ===========  ============  ===========

(3) On May 1, 2006, the Large Cap Growth sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      ---------------------------------------------------
                                                           Equity-Income- A          Equity-Income- B
                                                      -------------------------  ------------------------
                                                          2006         2005          2006         2005
                                                      -----------  ------------  -----------  -----------
Income:
   Dividends                                          $ 4,999,039  $  3,382,991  $ 2,658,350  $ 1,292,904
Expenses:
   Mortality and expense risk and administration
   charges                                                936,597     1,016,691      553,267      494,998
                                                      -----------  ------------  -----------  -----------
Net investment income (loss)                            4,062,442     2,366,300    2,105,083      797,906
Net realized gain (loss)                                1,475,888       (76,187)   1,431,458      766,599
Unrealized appreciation (depreciation) during the
period                                                  4,625,087      (770,439)   1,900,710     (829,555)
                                                      -----------  ------------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                        10,163,417     1,519,674    5,437,251      734,950
Changes from principal transactions:
   Purchase payments                                      236,841       422,900    2,306,441    5,329,586
   Transfers between sub-accounts and the
   company                                               (651,126)   (1,766,898)  (1,071,719)   1,925,958
   Withdrawals                                         (9,196,663)   (9,805,552)  (2,627,874)  (1,373,547)
   Annual contract fee                                    (36,318)      (39,835)     (74,673)     (66,596)
                                                      -----------  ------------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (9,647,266)  (11,189,385)  (1,467,825)   5,815,401
                                                      -----------  ------------  -----------  -----------
Total increase (decrease) in contract owners' equity      516,151    (9,669,711)   3,969,426    6,550,351
Contract owners' equity at beginning of period         64,542,166    74,211,877   33,757,369   27,207,018
                                                      -----------  ------------  -----------  -----------
Contract owners' equity at end of period              $65,058,317  $ 64,542,166  $37,726,795  $33,757,369
                                                      ===========  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      --------------------------------------------------
                                                          Strategic Bond-A          Strategic Bond-B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $ 1,114,130  $   541,262  $   935,284  $   223,912
Expenses:
   Mortality and expense risk and administration
   charges                                                244,214      278,472      224,828      188,325
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              869,916      262,790      710,456       35,587
Net realized gain (loss)                                  251,132      809,645        5,208      114,354
Unrealized appreciation (depreciation) during the
period                                                   (287,610)    (860,155)     (45,143)     (59,385)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           833,438      212,280      670,521       90,556
Changes from principal transactions:
   Purchase payments                                       43,668       42,619    1,145,204    4,713,246
   Transfers between sub-accounts and the
   company                                              1,061,745     (601,473)      58,217      300,141
   Withdrawals                                         (2,914,550)  (3,894,242)  (1,158,639)    (448,209)
   Annual contract fee                                     (8,807)     (10,511)     (16,596)     (15,048)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,817,944)  (4,463,607)      28,186    4,550,130
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity     (984,506)  (4,251,327)     698,707    4,640,686
Contract owners' equity at beginning of period         16,525,853   20,777,180   13,674,689    9,034,003
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $15,541,347  $16,525,853  $14,373,396  $13,674,689
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                           All Cap Core- A          All Cap Core- B
                                                      ------------------------  ----------------------
                                                          2006         2005        2006        2005
                                                      -----------  -----------  ----------  ----------
Income:
   Dividends                                          $    71,918  $    88,776  $    6,659  $    5,357
Expenses:
   Mortality and expense risk and administration
      charges                                             144,509      163,097      20,902      15,016
                                                      -----------  -----------  ----------  ----------
Net investment income (loss)                              (72,591)     (74,321)    (14,243)     (9,659)
Net realized gain (loss)                                 (289,378)  (1,259,761)     67,149      25,619
Unrealized appreciation (depreciation) during the
   period                                               1,590,589    2,106,711      98,393      65,202
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners equity
   from operations                                      1,228,620      772,629     151,299      81,162
Changes from principal transactions:
   Purchase payments                                       64,323       67,152      82,088      80,625
   Transfers between sub-accounts and the
   company                                               (785,825)    (874,437)    (14,958)    303,091
   Withdrawals                                         (1,496,532)  (1,772,683)    (67,509)    (58,385)
   Annual contract fee                                     (5,949)      (6,984)     (3,916)     (2,365)
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners' equity
   from principal transactions:                        (2,223,983)  (2,586,952)     (4,295)    322,966
                                                      -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners' equity     (995,363)  (1,814,323)    147,004     404,128
Contract owners' equity at beginning of period         10,530,253   12,344,576   1,194,292     790,164
                                                      -----------  -----------  ----------  ----------
Contract owners' equity at end of period              $ 9,534,890  $10,530,253  $1,341,296  $1,194,292
                                                      ===========  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      -------------------------------------------------
                                                          All Cap Growth- A        All Cap Growth- B
                                                      ------------------------  -----------------------
                                                          2006         2005         2006        2005
                                                      -----------  -----------  -----------  ----------
Income:
   Dividends                                          $        --  $        --  $        --  $      --
Expenses:
   Mortality and expense risk and administration
   charges                                                260,736      293,443       73,477      78,621
                                                      -----------  -----------  -----------  ----------
Net investment income (loss)                             (260,736)    (293,443)     (73,477)    (78,621)
Net realized gain (loss)                                 (410,797)  (2,372,078)     420,409     213,222
Unrealized appreciation (depreciation) during the
period                                                  1,549,277    3,969,952     (137,086)    175,455
                                                      -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           877,744    1,304,431      209,846     310,056
Changes from principal transactions:
   Purchase payments                                      162,745      158,540      300,973     131,878
   Transfers between sub-accounts and the
   company                                               (857,774)  (1,406,615)     (43,563)   (452,269)
   Withdrawals                                         (2,821,069)  (2,954,282)  (1,122,550)   (258,008)
   Annual contract fee                                    (12,473)     (14,052)     (14,204)    (14,701)
                                                      -----------  -----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (3,528,571)  (4,216,409)    (879,344)   (593,100)
                                                      -----------  -----------  -----------  ----------
Total increase (decrease) in contract owners' equity   (2,650,827)  (2,911,978)    (669,498)   (283,044)
Contract owners' equity at beginning of period         19,308,031   22,220,009    4,922,801   5,205,845
                                                      -----------  -----------  -----------  ----------
Contract owners' equity at end of period              $16,657,204  $19,308,031  $ 4,253,303  $4,922,801
                                                      ===========  ===========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Sub-Account
                                                      ------------------------------------------------------
                                                      International Small Cap- A  International Small Cap- B
                                                      --------------------------  --------------------------
                                                           2006         2005           2006        2005
                                                       -----------  -----------     ----------  ----------
Income:
   Dividends                                           $    88,177  $    66,486     $   56,902  $   10,652
Expenses:
   Mortality and expense risk and administration
      charges                                              109,401      109,257         95,965      74,427
                                                       -----------  -----------     ----------  ----------
Net investment income (loss)                               (21,224)     (42,771)       (39,063)    (63,775)
Net realized gain (loss)                                   919,298    1,437,895        510,369     344,553
Unrealized appreciation (depreciation) during the
   period                                                  805,777     (722,186)       837,653      82,907
                                                       -----------  -----------     ----------  ----------
Net increase (decrease) in contract owners equity
   from operations                                       1,703,851      672,938      1,308,959     363,685
Changes from principal transactions:
   Purchase payments                                        27,220       29,216        675,068     533,614
   Transfers between sub-accounts and the
   company                                                 860,709     (634,378)       272,839    (269,784)
   Withdrawals                                          (1,276,094)  (1,223,744)      (255,770)    (63,414)
   Annual contract fee                                      (5,004)      (4,996)       (15,681)    (13,602)
                                                       -----------  -----------     ----------  ----------
Net increase (decrease) in contract owners' equity
   from principal transactions:                           (393,169)  (1,833,902)       676,456     186,814
                                                       -----------  -----------     ----------  ----------
Total increase (decrease) in contract owners' equity     1,310,682   (1,160,964)     1,985,415     550,499
Contract owners' equity at beginning of period           6,725,873    7,886,837      4,950,355   4,399,856
                                                       -----------  -----------     ----------  ----------
Contract owners' equity at end of period               $ 8,036,555  $ 6,725,873     $6,935,770  $4,950,355
                                                       ===========  ===========     ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      -----------------------------------------------
                                                        Pacific Rim -A (4)       Pacific Rim -B (4)
                                                      ----------------------  -----------------------
                                                         2006        2005         2006        2005
                                                      ----------  ----------  -----------  ----------
Income:
   Dividends                                          $   32,750  $   26,715  $    31,206  $   16,619
Expenses:
   Mortality and expense risk and administration
   charges                                                49,493      42,189       65,414      40,350
                                                      ----------  ----------  -----------  ----------
Net investment income (loss)                             (16,743)    (15,474)     (34,208)    (23,731)
Net realized gain (loss)                                 545,287     224,287      556,356     239,071
Unrealized appreciation (depreciation) during the
period                                                  (246,008)    432,178     (219,437)    410,575
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          282,536     640,991      302,711     625,915
Changes from principal transactions:
   Purchase payments                                      21,085      22,943      886,932     357,244
   Transfers between sub-accounts and the
   company                                              (251,368)    481,731   (1,088,754)  1,092,358
   Withdrawals                                          (496,397)   (368,292)    (203,569)    (55,091)
   Annual contract fee                                    (1,811)     (1,678)     (11,514)     (7,090)
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (728,491)    134,704     (416,905)  1,387,421
                                                      ----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity    (445,955)    775,695     (114,194)  2,013,336
Contract owners' equity at beginning of period         3,580,965   2,805,270    4,082,731   2,069,395
                                                      ----------  ----------  -----------  ----------
Contract owners' equity at end of period              $3,135,010  $3,580,965  $ 3,968,537  $4,082,731
                                                      ==========  ==========  ===========  ==========

(4) On May 1, 2006, the Pacific Rim Emerging Markets sub-account was renamed Pacific Rim sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      --------------------------------------------------
                                                       Science & Technology- A   Science & Technology- B
                                                      ------------------------  ------------------------
                                                         2006          2005         2006        2005
                                                      -----------  -----------   ----------  ----------
Income:
   Dividends                                          $        --  $        --   $      --   $        --
Expenses:
   Mortality and expense risk and administration
   charges                                                218,124      258,491       93,497       97,912
                                                      -----------  -----------   ----------  -----------
Net investment income (loss)                             (218,124)    (258,491)     (93,497)     (97,912)
Net realized gain (loss)                               (1,975,309)  (5,894,006)      82,741       92,001
Unrealized appreciation (depreciation) during the
period                                                  2,688,193    6,138,903      164,808      (75,965)
                                                      -----------  -----------   ----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           494,760      (13,594)     154,052      (81,876)
Changes from principal transactions:
   Purchase payments                                      191,328      196,968      291,047      396,269
   Transfers between sub-accounts and the
   company                                             (1,154,221)  (1,520,231)    (516,316)  (1,233,233)
   Withdrawals                                         (2,126,599)  (2,012,759)    (580,398)    (302,850)
   Annual contract fee                                    (13,642)     (16,035)     (21,153)     (21,402)
                                                      -----------  -----------   ----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (3,103,134)  (3,352,057)    (826,820)  (1,161,216)
                                                      -----------  -----------   ----------  -----------
Total increase (decrease) in contract owners' equity   (2,608,374)  (3,365,651)    (672,768)  (1,243,092)
Contract owners' equity at beginning of period         16,553,377   19,919,028    6,362,116    7,605,208
                                                      -----------  -----------   ----------  -----------
Contract owners' equity at end of period              $13,945,003  $16,553,377   $5,689,348  $ 6,362,116
                                                      ===========  ===========   ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      ---------------------------------------------------
                                                      Emerging Small Company- A  Emerging Small Company-B
                                                      -------------------------  ------------------------
                                                           2006         2005         2006        2005
                                                       -----------  -----------   ----------  ----------
Income:
   Dividends                                           $   345,860  $        --   $  288,406  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                  95,858      104,810       85,699      78,862
                                                       -----------  -----------   ----------  ----------
Net investment income (loss)                               250,002     (104,810)     202,707     (78,862)
Net realized gain (loss)                                    61,550     (319,072)     221,812     293,031
Unrealized appreciation (depreciation) during the
period                                                    (224,141)     623,708     (402,375)    (49,243)
                                                       -----------  -----------   ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                             87,411      199,826       22,144     164,926
Changes from principal transactions:
   Purchase payments                                        56,814       41,582      268,115     338,995
   Transfers between sub-accounts and the
   company                                                (198,620)    (523,928)    (249,444)   (167,826)
   Withdrawals                                            (975,770)    (843,076)    (399,888)   (160,231)
   Annual contract fee                                      (4,182)      (4,692)     (17,266)    (15,971)
                                                       -----------  -----------   ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (1,121,758)  (1,330,114)    (398,483)     (5,033)
                                                       -----------  -----------   ----------  ----------
Total increase (decrease) in contract owners' equity    (1,034,347)  (1,130,288)    (376,339)    159,893
Contract owners' equity at beginning of period           6,900,745    8,031,033    5,343,276   5,183,383
                                                       -----------  -----------   ----------  ----------
Contract owners' equity at end of period               $ 5,866,398  $ 6,900,745   $4,966,937  $5,343,276
                                                       ===========  ===========   ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      ----------------------------------------------------
                                                      International Core- A (5)  International Core- B (5)
                                                      -------------------------  -------------------------
                                                           2006        2005           2006        2005
                                                        ----------  ----------     ----------  ----------
Income:
   Dividends                                            $  243,950  $   32,271     $  106,418  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                  71,652      63,876         37,028      21,561
                                                        ----------  ----------     ----------  ----------
Net investment income (loss)                               172,298     (31,605)        69,390     (21,561)
Net realized gain (loss)                                   339,140      79,988        355,989     103,799
Unrealized appreciation (depreciation) during the
period                                                     440,223     517,699         44,382     105,308
                                                        ----------  ----------     ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                            951,661     566,082        469,761     187,546
Changes from principal transactions:
   Purchase payments                                        44,628      47,411        329,528     115,827
   Transfers between sub-accounts and the
   company                                                 314,946     130,997        935,327      57,915
   Withdrawals                                            (580,704)   (416,090)      (186,565)    (24,486)
   Annual contract fee                                      (2,430)     (2,395)        (5,813)     (3,644)
                                                        ----------  ----------     ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                              (223,560)   (240,077)     1,072,477     145,612
                                                        ----------  ----------     ----------  ----------
Total increase (decrease) in contract owners' equity       728,101     326,005      1,542,238     333,158
Contract owners' equity at beginning of period           4,495,292   4,169,287      1,580,759   1,247,601
                                                        ----------  ----------     ----------  ----------
Contract owners' equity at end of period                $5,223,393  $4,495,292     $3,122,997  $1,580,759
                                                        ==========  ==========     ==========  ==========

(5) On May 1, 2006, the International Stock sub-account was renamed International Core sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      ------------------------------------------------
                                                               Value- A                Value- B
                                                      ------------------------  ----------------------
                                                          2006         2005        2006        2005
                                                      -----------  -----------  ----------  ----------
Income:
   Dividends                                          $ 1,689,379  $    74,276  $  556,993  $   14,843
Expenses:
   Mortality and expense risk and administration
      charges                                             176,590      176,248      67,172      55,139
                                                      -----------  -----------  ----------  ----------
Net investment income (loss)                            1,512,789     (101,972)    489,821     (40,296)
Net realized gain (loss)                                  526,096      426,175     362,414     147,419
Unrealized appreciation (depreciation) during the
   period                                                   9,705      845,951    (107,071)    249,073
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners equity
   from operations                                      2,048,590    1,170,154     745,164     356,196
Changes from principal transactions:
   Purchase payments                                       53,974       97,751     602,408     358,411
   Transfers between sub-accounts and the
   company                                                321,324     (571,952)    124,653     (71,988)
   Withdrawals                                         (1,493,339)  (1,475,715)   (414,340)    (68,481)
   Annual contract fee                                     (5,976)      (6,017)     (9,686)     (7,954)
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners' equity
   from principal transactions:                        (1,124,017)  (1,955,933)    303,035     209,988
                                                      -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners' equity      924,573     (785,779)  1,048,199     566,184
Contract owners' equity at beginning of period         11,533,623   12,319,402   3,737,429   3,171,245
                                                      -----------  -----------  ----------  ----------
Contract owners' equity at end of period              $12,458,196  $11,533,623  $4,785,628  $3,737,429
                                                      ===========  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      --------------------------------------------------
                                                             Real Estate               Real Estate
                                                            Securities- A             Securities- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $ 1,919,740  $ 1,450,147  $ 2,468,436  $ 1,651,659
Expenses:
   Mortality and expense risk and administration
   charges                                                155,682      139,753      221,081      175,900
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                            1,764,058    1,310,394    2,247,355    1,475,759
Net realized gain (loss)                                  598,372    1,083,028      576,674      652,477
Unrealized appreciation (depreciation) during the
period                                                    697,774   (1,591,956)   1,321,809   (1,162,570)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         3,060,204      801,466    4,145,838      965,666
Changes from principal transactions:
   Purchase payments                                       74,405      120,248    1,353,844    2,072,611
   Transfers between sub-accounts and the
   company                                                 98,281     (366,172)    (764,388)    (789,514)
   Withdrawals                                           (991,873)  (1,172,163)    (947,170)    (398,437)
   Annual contract fee                                     (5,930)      (6,020)     (26,131)     (26,784)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             (825,117)  (1,424,107)    (383,845)     857,876
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity    2,235,087     (622,641)   3,761,993    1,823,542
Contract owners' equity at beginning of period          8,903,056    9,525,697   11,818,404    9,994,862
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $11,138,143  $ 8,903,056  $15,580,397  $11,818,404
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      --------------------------------------------------
                                                            High Yield- A             High Yield- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $   639,652  $   543,694  $   759,056  $   458,024
Expenses:
   Mortality and expense risk and administration
   charges                                                147,728      179,093      180,572      212,024
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              491,924      364,601      578,484      246,000
Net realized gain (loss)                                  185,543      540,228       85,758      566,218
Unrealized appreciation (depreciation) during the
period                                                     73,623     (689,722)     192,701     (576,219)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           751,090      215,107      856,943      235,999
Changes from principal transactions:
   Purchase payments                                       13,829       94,464      667,321      968,251
   Transfers between sub-accounts and the
   company                                               (486,256)  (1,422,060)    (613,699)  (3,514,261)
   Withdrawals                                         (1,370,262)  (1,685,660)    (996,712)    (755,403)
   Annual contract fee                                     (5,244)      (5,889)     (18,452)     (20,561)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,847,933)  (3,019,145)    (961,542)  (3,321,974)
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (1,096,843)  (2,804,038)    (104,599)  (3,085,975)
Contract owners' equity at beginning of period         10,070,617   12,874,655   11,997,304   15,083,279
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $ 8,973,774  $10,070,617  $11,892,705  $11,997,304
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------------
                                                      Lifestyle Aggressive -A(6)  Lifestyle Aggressive -B(6)
                                                      --------------------------  --------------------------
                                                          2006         2005            2006         2005
                                                       ----------  -----------     -----------  -----------
Income:
   Dividends                                           $1,476,405  $   195,161     $16,141,376  $ 1,626,920
Expenses:
   Mortality and expense risk and administration
   charges                                                 82,295       89,328         886,372      764,969
                                                       ----------  -----------     -----------  -----------
Net investment income (loss)                            1,394,110      105,833      15,255,004      861,951
Net realized gain (loss)                                  152,032       78,555         947,456    1,225,719
Unrealized appreciation (depreciation) during the
period                                                   (862,318)     300,807      (9,030,540)   2,326,301
                                                       ----------  -----------     -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           683,824      485,195       7,171,920    4,413,971
Changes from principal transactions:
   Purchase payments                                       98,336      155,563       2,768,625    2,491,886
   Transfers between sub-accounts and the
   company                                               (246,474)    (350,681)     (1,008,230)   2,602,887
   Withdrawals                                           (654,651)    (812,477)     (4,288,213)  (2,098,381)
   Annual contract fee                                     (5,221)      (5,332)       (230,995)    (212,204)
                                                       ----------  -----------     -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             (808,010)  (1,012,927)     (2,758,813)   2,784,188
                                                       ----------  -----------     -----------  -----------
Total increase (decrease) in contract owners' equity     (124,186)    (527,732)      4,413,107    7,198,159
Contract owners' equity at beginning of period          5,513,916    6,041,648      53,630,798   46,432,639
                                                       ----------  -----------     -----------  -----------
Contract owners' equity at end of period               $5,389,730  $ 5,513,916     $58,043,905  $53,630,798
                                                       ==========  ===========     ===========  ===========

(6) On May 1, 2006, the Lifestyle Aggressive 1000 sub-account was renamed Lifestyle Aggressive sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      ----------------------------------------------------
                                                       Lifestyle Growth -A (7)    Lifestyle Growth -B (7)
                                                      ------------------------  --------------------------
                                                          2006         2005         2006          2005
                                                      -----------  -----------  ------------  ------------
Income:
   Dividends                                          $ 4,400,699  $ 1,141,621  $ 59,262,252  $  6,668,786
Expenses:
   Mortality and expense risk and administration
   charges                                                527,132      505,613     8,506,585     3,808,191
                                                      -----------  -----------  ------------  ------------
Net investment income (loss)                            3,873,567      636,008    50,755,667     2,860,595
Net realized gain (loss)                                  540,024      549,892     3,092,886     3,582,090
Unrealized appreciation (depreciation) during the
period                                                   (718,878)   1,053,522     5,551,586    12,708,450
                                                      -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners equity
from operations                                         3,694,713    2,239,422    59,400,139    19,151,135
Changes from principal transactions:
   Purchase payments                                      277,797      380,555   272,268,763   178,127,668
   Transfers between sub-accounts and the
   company                                              2,340,131    1,886,229    33,635,379     5,763,283
   Withdrawals                                         (3,652,666)  (5,857,424)  (17,655,372)   (5,845,293)
   Annual contract fee                                    (24,283)     (26,065)     (560,879)     (414,322)
                                                      -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,059,021)  (3,616,705)  287,687,891   177,631,336
                                                      -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners' equity    2,635,692   (1,377,283)  347,088,030   196,782,471
Contract owners' equity at beginning of period         32,112,400   33,489,683   359,980,727   163,198,256
                                                      -----------  -----------  ------------  ------------
Contract owners' equity at end of period              $34,748,092  $32,112,400  $707,068,757  $359,980,727
                                                      ===========  ===========  ============  ============

(7) On May 1, 2006, the Lifestyle Growth 820 sub-account was renamed Lifestyle Growth sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      -----------------------------------------------------
                                                      Lifestyle Balanced -A (8)   Lifestyle Balanced -B (8)
                                                      -------------------------  --------------------------
                                                          2006         2005          2006          2005
                                                      -----------  ------------  ------------  ------------
Income:
   Dividends                                          $ 6,606,190  $ 3,100,740   $ 54,562,825  $ 11,395,885
Expenses:
   Mortality and expense risk and administration
   charges                                                860,026      868,774      8,203,793     4,126,236
                                                      -----------  -----------   ------------  ------------
Net investment income (loss)                            5,746,164    2,231,966     46,359,032     7,269,649
Net realized gain (loss)                                1,004,796      743,469      3,494,149     1,185,411
Unrealized appreciation (depreciation) during the
period                                                   (985,821)     (85,024)     3,876,654     7,247,736
                                                      -----------  -----------   ------------  ------------
Net increase (decrease) in contract owners equity
from operations                                         5,765,139    2,890,411     53,729,835    15,702,796
Changes from principal transactions:
   Purchase payments                                      304,061      389,153     187,557,519   177,737,385
   Transfers between sub-accounts and the
   company                                              1,522,248    3,746,305     30,444,416    32,200,881
   Withdrawals                                         (7,949,637)  (7,290,668)   (22,543,815)   (8,258,157)
   Annual contract fee                                    (28,179)     (29,709)      (523,957)     (326,295)
                                                      -----------  -----------   ------------  ------------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (6,151,507)  (3,184,919)   194,934,163   201,353,814
                                                      -----------  -----------   ------------  ------------
Total increase (decrease) in contract owners' equity     (386,368)    (294,508)   248,663,998   217,056,610
Contract owners' equity at beginning of period         56,457,735   56,752,243    388,166,829   171,110,219
                                                      -----------  -----------   ------------  ------------
Contract owners' equity at end of period              $56,071,367  $56,457,735   $636,830,827  $388,166,829
                                                      ===========  ===========   ============  ============

(8) On May 1, 2006, the Lifestyle Balanced 640 sub-account was renamed Lifestyle Balanced sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      -----------------------------------------------------
                                                      Lifestyle Moderate -A (9)  Lifestyle Moderate -B (9)
                                                      -------------------------  --------------------------
                                                          2006         2005          2006          2005
                                                      -----------  ------------  ------------  ------------
Income:
   Dividends                                          $ 2,508,290  $ 1,957,184   $ 12,191,696  $  5,201,848
Expenses:
   Mortality and expense risk and administration
   charges                                                435,073      443,128      2,367,615     1,412,573
                                                      -----------  -----------   ------------  ------------
Net investment income (loss)                            2,073,217    1,514,056      9,824,081     3,789,275
Net realized gain (loss)                                  481,039      349,037        578,254       628,784
Unrealized appreciation (depreciation) during the
period                                                   (312,527)  (1,208,884)     1,883,208    (1,845,450)
                                                      -----------  -----------   ------------  ------------
Net increase (decrease) in contract owners equity
from operations                                         2,241,729      654,209     12,285,543     2,572,609
Changes from principal transactions:
   Purchase payments                                       87,798      128,113     41,472,743    45,504,190
   Transfers between sub-accounts and the
   company                                              1,754,218    1,695,588      9,895,343     8,711,216
   Withdrawals                                         (3,534,621)  (3,865,532)    (7,970,583)   (4,537,780)
   Annual contract fee                                    (11,182)     (11,044)      (136,937)      (98,020)
                                                      -----------  -----------   ------------  ------------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,703,787)  (2,052,875)    43,260,566    49,579,606
                                                      -----------  -----------   ------------  ------------
Total increase (decrease) in contract owners' equity      537,942   (1,398,666)    55,546,109    52,152,215
Contract owners' equity at beginning of period         26,757,305   28,155,971    116,397,155    64,244,940
                                                      -----------  -----------   ------------  ------------
Contract owners' equity at end of period              $27,295,247  $26,757,305   $171,943,264  $116,397,155
                                                      ===========  ===========   ============  ============

(9) On May 1, 2006, the Lifestyle Moderate 460 sub-account was renamed Lifestyle Moderate sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              Sub-Account
                                                      ---------------------------------------------------------------
                                                      Lifestyle Conservative - A (10)  Lifestyle Conservative -B (10)
                                                      -------------------------------  ------------------------------
                                                             2006        2005                 2006        2005
                                                         -----------  -----------         -----------  -----------
Income:
   Dividends                                             $ 1,160,656  $ 1,215,736         $ 4,436,848  $ 3,012,392
Expenses:
   Mortality and expense risk and administration
   charges                                                   246,626      247,717           1,012,833      705,706
                                                         -----------  -----------         -----------  -----------
Net investment income (loss)                                 914,030      968,019           3,424,015    2,306,686
Net realized gain (loss)                                      92,480      273,681            (703,201)     244,051
Unrealized appreciation (depreciation) during the
period                                                         1,002   (1,061,998)          1,152,897   (1,967,164)
                                                         -----------  -----------         -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                            1,007,512      179,702           3,873,711      583,573
Changes from principal transactions:
   Purchase payments                                         135,194      147,168          10,784,404   16,860,377
   Transfers between sub-accounts and the
   company                                                   361,264      692,701           4,585,056    5,377,401
   Withdrawals                                            (1,409,087)  (1,752,399)         (3,248,194)  (1,935,659)
   Annual contract fee                                       (10,289)      (9,400)            (64,363)     (53,255)
                                                         -----------  -----------         -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                                (922,918)    (921,930)         12,056,903   20,248,864
                                                         -----------  -----------         -----------  -----------
Total increase (decrease) in contract owners' equity          84,594     (742,228)         15,930,614   20,832,437
Contract owners' equity at beginning of period            15,366,540   16,108,768          53,305,870   32,473,433
                                                         -----------  -----------         -----------  -----------
Contract owners' equity at end of period                 $15,451,134  $15,366,540         $69,236,484  $53,305,870
                                                         ===========  ===========         ===========  ===========

(10) On May 1, 2006, the Lifestyle Conservative 280 sub-account was renamed Lifestyle Conservative sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      --------------------------------------------------
                                                       Small Company Value- A    Small Company Value- B
                                                      ------------------------  ------------------------
                                                          2006        2005          2006        2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $ 2,049,149  $   261,026  $ 3,375,562  $   326,658
Expenses:
   Mortality and expense risk and administration
   charges                                                198,107      204,390      361,099      315,858
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                            1,851,042       56,636    3,014,463       10,800
Net realized gain (loss)                                1,532,470    1,151,712    1,537,203      878,665
Unrealized appreciation (depreciation) during the
period                                                 (1,766,981)    (622,660)  (1,827,566)     113,311
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         1,616,531      585,688    2,724,100    1,002,776
Changes from principal transactions:
   Purchase payments                                       75,193       68,108    1,476,550    1,982,896
   Transfers between sub-accounts and the
   company                                             (1,277,036)    (744,098)    (703,512)    (183,180)
   Withdrawals                                         (1,980,912)  (1,845,271)  (1,972,646)    (782,387)
   Annual contract fee                                     (7,530)      (7,621)     (56,562)     (49,907)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
equity from principal transactions:                    (3,190,285)  (2,528,882)  (1,256,170)     967,422
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
equity                                                 (1,573,754)  (1,943,194)   1,467,930    1,970,198
Contract owners' equity at beginning of period         12,879,390   14,822,584   21,022,087   19,051,889
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $11,305,636  $12,879,390  $22,490,017  $21,022,087
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY -(CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      --------------------------------------------------
                                                       International Value- A    International Value- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006        2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $ 1,178,784  $   159,395  $ 1,254,065  $   287,535
Expenses:
   Mortality and expense risk and administration
   charges                                                278,208      210,792      327,489      259,979
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              900,576      (51,397)     926,576       27,556
Net realized gain (loss)                                  969,484      909,416    1,743,288    1,471,574
Unrealized appreciation (depreciation) during the
period                                                  2,710,517      826,146    2,386,674       15,574
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         4,580,577    1,684,165    5,056,538    1,514,704
Changes from principal transactions:
   Purchase payments                                      120,809       76,121    1,675,774    1,522,126
   Transfers between sub-accounts and the
   company                                                527,991   10,748,238     (571,637)   2,862,559
   Withdrawals                                         (2,623,418)  (1,863,884)  (1,349,145)    (352,318)
   Annual contract fee                                    (10,741)     (11,495)     (61,135)     (51,010)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,985,359)   8,948,980     (306,143)   3,981,357
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity    2,595,218   10,633,145    4,750,395    5,496,061
Contract owners' equity at beginning of period         17,394,329    6,761,184   18,689,585   13,193,524
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $19,989,547  $17,394,329  $23,439,980  $18,689,585
                                                      ===========  ===========  ===========  ===========


See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Sub-Account
                                                      --------------------------------------------------
                                                           Total Return- A           Total Return- B
                                                      ------------------------  ------------------------
                                                          2006         2005        2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $ 1,094,016  $ 1,810,939  $ 1,088,609  $ 1,590,364
Expenses:
   Mortality and expense risk and administration
   charges                                                511,625      594,449      534,055      590,253
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              582,391    1,216,490      554,554    1,000,111
Net realized gain (loss)                                 (120,654)     (25,735)    (286,502)    (241,026)
Unrealized appreciation (depreciation) during the
period                                                    108,801     (900,231)     306,606     (529,832)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           570,538      290,524      574,658      229,253
Changes from principal transactions:
   Purchase payments                                      194,635      189,810    1,300,202    1,773,051
   Transfers between sub-accounts and the
   company                                               (531,141)  (1,549,050)  (1,765,903)    (307,289)
   Withdrawals                                         (4,700,350)  (4,566,111)  (4,138,451)  (2,144,250)
   Annual contract fee                                    (13,321)     (15,816)     (73,457)     (80,488)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (5,050,177)  (5,941,167)  (4,677,609)    (758,976)
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (4,479,639)  (5,650,643)  (4,102,951)    (529,723)
Contract owners' equity at beginning of period         33,956,035   39,606,678   35,980,388   36,510,111
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $29,476,396  $33,956,035  $31,877,437  $35,980,388
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      --------------------------------------------------
                                                          U.S. Large Cap- A         U.S. Large Cap- B
                                                      ------------------------  ------------------------
                                                         2006          2005         2006        2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $    87,661  $    75,435  $    51,535  $    16,666
Expenses:
   Mortality and expense risk and administration
   charges                                                234,938      260,576      208,637      230,454
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                             (147,277)    (185,141)    (157,102)    (213,788)
Net realized gain (loss)                                  746,949      416,831    1,144,450      994,682
Unrealized appreciation (depreciation) during the
period                                                    688,126      393,465       78,023     (257,916)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         1,287,798      625,155    1,065,371      522,978
Changes from principal transactions:
   Purchase payments                                      108,696      129,872      790,556      600,513
   Transfers between sub-accounts and the
   company                                               (818,123)  (1,090,798)    (878,837)  (1,948,105)
   Withdrawals                                         (2,155,790)  (2,011,639)  (2,215,289)    (591,708)
   Annual contract fee                                     (9,837)     (10,979)     (43,518)     (47,309)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (2,875,054)  (2,983,544)  (2,347,088)  (1,986,609)
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (1,587,256)  (2,358,389)  (1,281,717)  (1,463,631)
Contract owners' equity at beginning of period         16,086,275   18,444,664   13,842,979   15,306,610
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $14,499,019  $16,086,275  $12,561,262  $13,842,979
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      --------------------------------------------------
                                                           Mid Cap Stock- A          Mid Cap Stock- B
                                                      ------------------------  ------------------------
                                                          2006        2005          2006        2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $   829,036  $   302,291  $   827,112  $   444,744
Expenses:
   Mortality and expense risk and administration
   charges                                                302,361      237,985      311,065      242,405
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              526,675       64,306      516,047      202,339
Net realized gain (loss)                                1,353,787    1,310,430    1,013,140      937,296
Unrealized appreciation (depreciation) during the
period                                                    231,087    2,049,538      659,186    1,493,620
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         2,111,549    3,424,274    2,188,373    2,633,255
Changes from principal transactions:
   Purchase payments                                      369,839      132,619    1,080,675    1,175,811
   Transfers between sub-accounts and the
   company                                               (312,351)   9,083,373     (540,111)   3,499,655
   Withdrawals                                         (2,083,106)  (1,863,795)  (1,012,370)    (686,092)
   Annual contract fee                                    (11,889)      (8,017)     (61,355)     (48,800)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (2,037,507)   7,344,180     (533,161)   3,940,574
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity       74,042   10,768,454    1,655,212    6,573,829
Contract owners' equity at beginning of period         19,433,995    8,665,541   19,219,560   12,645,731
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $19,508,037  $19,433,995  $20,874,772  $19,219,560
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      -----------------------------------------------
                                                        Global Allocation-A     Global Allocation-B
                                                      ----------------------  -----------------------
                                                         2006        2005         2006        2005
                                                      ----------  ----------  -----------  ----------
Income:
   Dividends                                          $   29,889  $   28,007  $    83,937  $   37,227
Expenses:
   Mortality and expense risk and administration
   charges                                                42,099      42,263      185,180      89,313
                                                      ----------  ----------  -----------  ----------
Net investment income (loss)                             (12,210)    (14,256)    (101,243)    (52,086)
Net realized gain (loss)                                 162,240      35,502      196,479     162,241
Unrealized appreciation (depreciation) during the
period                                                   156,714     102,314    1,205,196     191,076
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          306,744     123,560    1,300,432     301,231
Changes from principal transactions:
   Purchase payments                                       2,286       1,554    5,617,138   3,454,502
   Transfers between sub-accounts and the
   company                                               187,166     130,960    2,709,590     182,074
   Withdrawals                                          (661,403)   (300,377)    (154,006)    (75,265)
   Annual contract fee                                    (1,223)     (1,190)      (8,188)     (5,975)
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (473,174)   (169,053)   8,164,534   3,555,336
                                                      ----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity    (166,430)    (45,493)   9,464,966   3,856,567
Contract owners' equity at beginning of period         2,807,193   2,852,686    7,720,254   3,863,687
                                                      ----------  ----------  -----------  ----------
Contract owners' equity at end of period              $2,640,763  $2,807,193  $17,185,220  $7,720,254
                                                      ==========  ==========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      -----------------------------------------------
                                                         Dynamic Growth- A        Dynamic Growth- B
                                                      -----------------------  ----------------------
                                                          2006        2005        2006        2005
                                                      -----------  ----------  ----------  ----------
Income:
   Dividends                                          $        --  $       --  $       --  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                 74,711      81,549      47,340      47,231
                                                      -----------  ----------  ----------  ----------
Net investment income (loss)                              (74,711)    (81,549)    (47,340)    (47,231)
Net realized gain (loss)                                  483,726     103,743     318,366     200,446
Unrealized appreciation (depreciation) during the
period                                                     19,095     472,703     (21,280)    143,155
                                                      -----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           428,110     494,897     249,746     296,370
Changes from principal transactions:
   Purchase payments                                       31,096      43,864      55,494     169,761
   Transfers between sub-accounts and the
   company                                               (600,251)   (444,579)   (120,612)   (325,251)
   Withdrawals                                           (646,718)   (373,191)   (467,497)    (93,275)
   Annual contract fee                                     (3,734)     (4,041)     (7,679)     (8,062)
                                                      -----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,219,607)   (777,947)   (540,294)   (256,827)
                                                      -----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity     (791,497)   (283,050)   (290,548)     39,543
Contract owners' equity at beginning of period          4,959,522   5,242,572   3,086,058   3,046,515
                                                      -----------  ----------  ----------  ----------
Contract owners' equity at end of period              $ 4,168,025  $4,959,522  $2,795,510  $3,086,058
                                                      ===========  ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Sub-Account
                                                      --------------------------------------------------------
                                                      Total Stock Market Index- A  Total Stock Market Index- B
                                                      ---------------------------  ---------------------------
                                                           2006        2005             2006        2005
                                                        ----------  ----------       ----------  ----------
Income:
   Dividends                                            $   27,939  $   20,278       $   85,175  $   57,250
Expenses:
   Mortality and expense risk and administration
   charges                                                  29,076      28,901          105,766     103,228
                                                        ----------  ----------       ----------  ----------
Net investment income (loss)                                (1,137)     (8,623)         (20,591)    (45,978)
Net realized gain (loss)                                   168,936      52,840          257,052     184,293
Unrealized appreciation (depreciation) during the
period                                                      58,243      17,730          586,445      85,226
                                                        ----------  ----------       ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                            226,042      61,947          822,906     223,541
Changes from principal transactions:
   Purchase payments                                        53,703      43,909          310,067     216,047
   Transfers between sub-accounts and the
   company                                                  59,165     (56,741)         241,046    (216,258)
   Withdrawals                                            (352,474)   (110,369)        (735,381)   (245,409)
   Annual contract fee                                      (1,442)     (1,528)         (21,292)    (21,118)
                                                        ----------  ----------       ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                              (241,048)   (124,729)        (205,560)   (266,738)
                                                        ----------  ----------       ----------  ----------
Total increase (decrease) in contract owners' equity       (15,006)    (62,782)         617,346     (43,197)
Contract owners' equity at beginning of period           1,835,515   1,898,297        6,496,628   6,539,825
                                                        ----------  ----------       ----------  ----------
Contract owners' equity at end of period                $1,820,509  $1,835,515       $7,113,974  $6,496,628
                                                        ==========  ==========       ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      --------------------------------------------------
                                                            500 Index- A              500 Index- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $    77,934  $   171,042  $   141,001  $   248,509
Expenses:
   Mortality and expense risk and administration
   charges                                                134,151      171,134      288,709      285,103
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              (56,217)         (92)    (147,708)     (36,594)
Net realized gain (loss)                                  610,817    1,336,362      863,485    1,265,905
Unrealized appreciation (depreciation) during the
period                                                    405,077   (1,075,672)   1,468,982     (801,139)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           959,677      260,598    2,184,759      428,172
Changes from principal transactions:
   Purchase payments                                       67,407       62,005      696,126      857,396
   Transfers between sub-accounts and the
   company                                               (816,084)  (1,790,353)  (1,451,951)    (459,651)
   Withdrawals                                         (1,189,426)  (1,449,303)  (1,259,480)  (1,020,713)
   Annual contract fee                                     (5,212)      (6,889)     (48,171)     (46,231)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,943,315)  (3,184,540)  (2,063,476)    (669,199)
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity     (983,638)  (2,923,942)     121,283     (241,027)
Contract owners' equity at beginning of period          9,930,056   12,853,998   18,514,359   18,755,386
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $ 8,946,418  $ 9,930,056  $18,635,642  $18,514,359
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      -----------------------------------------------
                                                         Mid Cap Index- A         Mid Cap Index- B
                                                      ----------------------  -----------------------
                                                         2006        2005         2006        2005
                                                      ----------  ----------  -----------  ----------
Income:
   Dividends                                          $  113,460  $   84,986  $   355,814  $  233,944
Expenses:
   Mortality and expense risk and administration
   charges                                                35,484      34,658      119,080     103,323
                                                      ----------  ----------  -----------  ----------
Net investment income (loss)                              77,976      50,328      236,734     130,621
Net realized gain (loss)                                 155,876     257,611      474,517     247,824
Unrealized appreciation (depreciation) during the
period                                                   (68,507)    (86,524)    (199,535)    247,753
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          165,345     221,415      511,716     626,198
Changes from principal transactions:
   Purchase payments                                      15,978      12,168      460,755     371,577
   Transfers between sub-accounts and the
   company                                               451,378       5,172    2,693,687     210,509
   Withdrawals                                          (302,617)   (181,760)    (589,767)   (311,785)
   Annual contract fee                                    (1,734)     (1,766)     (20,807)    (19,769)
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             163,005    (166,186)   2,543,868     250,532
                                                      ----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity     328,350      55,229    3,055,584     876,730
Contract owners' equity at beginning of period         2,255,761   2,200,532    7,184,846   6,308,116
                                                      ----------  ----------  -----------  ----------
Contract owners' equity at end of period              $2,584,111  $2,255,761  $10,240,430  $7,184,846
                                                      ==========  ==========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      ----------------------------------------------
                                                        Small Cap Index- A      Small Cap Index- B
                                                      ----------------------  ----------------------
                                                         2006        2005        2006        2005
                                                      ----------  ----------  ----------  ----------
Income:
   Dividends                                          $   52,455  $   74,025  $  190,757  $  230,422
Expenses:
   Mortality and expense risk and administration
   charges                                                25,058      27,310      99,491      93,316
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                              27,397      46,715      91,266     137,106
Net realized gain (loss)                                  83,452      93,758     288,767     272,364
Unrealized appreciation (depreciation) during the
period                                                   111,509    (117,423)    516,792    (325,186)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          222,358      23,050     896,825      84,284
Changes from principal transactions:
   Purchase payments                                       2,255      19,742     220,791     303,423
   Transfers between sub-accounts and the
   company                                                 7,619    (196,252)   (231,924)   (358,667)
   Withdrawals                                          (230,686)   (289,755)   (409,587)   (453,405)
   Annual contract fee                                    (1,308)     (1,504)    (19,252)    (19,131)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (222,120)   (467,769)   (439,972)   (527,780)
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity         238    (444,719)    456,853    (443,496)
Contract owners' equity at beginning of period         1,514,995   1,959,714   5,879,207   6,322,703
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $1,515,233  $1,514,995  $6,336,060  $5,879,207
                                                      ==========  ==========  ==========  ==========

See accompanying notes

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      -------------------------------------------------
                                                       Capital Appreciation- A  Capital Appreciation- B
                                                      ------------------------  -----------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  ----------
Income:
   Dividends                                          $   148,109  $       --   $   356,627  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                153,817      23,860       155,223      45,309
                                                      -----------  ----------   -----------  ----------
Net investment income (loss)                               (5,708)    (23,860)      201,404     (45,309)
Net realized gain (loss)                                   58,367     111,952       219,346     168,068
Unrealized appreciation (depreciation) during the
period                                                    (61,934)     92,662      (436,949)    225,790
                                                      -----------  ----------   -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                            (9,275)    180,754       (16,199)    348,549
Changes from principal transactions:
   Purchase payments                                       93,970      21,339       342,466     104,615
   Transfers between sub-accounts and the
   company                                             13,461,302     595,591    10,857,050     146,016
   Withdrawals                                         (1,590,560)   (184,913)   (1,734,963)   (135,418)
   Annual contract fee                                     (5,696)       (762)      (27,894)     (8,811)
                                                      -----------  ----------   -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           11,959,016     431,255     9,436,659     106,402
                                                      -----------  ----------   -----------  ----------
Total increase (decrease) in contract owners' equity   11,949,741     612,009     9,420,460     454,951
Contract owners' equity at beginning of period          1,998,801   1,386,792     3,233,242   2,778,291
                                                      -----------  ----------   -----------  ----------
Contract owners' equity at end of period              $13,948,542  $1,998,801   $12,653,702  $3,233,242
                                                      ===========  ==========   ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      -----------------------------------------------
                                                         Health Sciences- A      Health Sciences- B
                                                      -----------------------  ----------------------
                                                         2006         2005        2006        2005
                                                      ----------   ----------  ----------  ----------
Income:
   Dividends                                          $  364,786   $  300,247  $  724,294  $  500,044
Expenses:
   Mortality and expense risk and administration
   charges                                                62,840       61,243     125,246     107,568
                                                      ----------   ----------  ----------  ----------
Net investment income (loss)                             301,946      239,004     599,048     392,476
Net realized gain (loss)                                 196,257      187,751     235,688     326,985
Unrealized appreciation (depreciation) during the
period                                                  (272,261)     (91,336)   (340,250)      6,042
                                                      ----------   ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          225,942      335,419     494,486     725,503
Changes from principal transactions:
   Purchase payments                                      14,728       22,717     617,679     466,791
   Transfers between sub-accounts and the
   company                                               168,848     (360,428)    429,278    (141,498)
   Withdrawals                                          (320,368)    (402,472)   (900,815)   (173,831)
   Annual contract fee                                    (3,336)      (3,390)    (25,765)    (22,059)
                                                      ----------   ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (140,128)    (743,573)    120,377     129,403
                                                      ----------   ----------  ----------  ----------
Total increase (decrease) in contract owners' equity      85,814     (408,154)    614,863     854,906
Contract owners' equity at beginning of period         3,936,572    4,344,726   7,781,740   6,926,834
                                                      ----------   ----------  ----------  ----------
Contract owners' equity at end of period              $4,022,386   $3,936,572  $8,396,603  $7,781,740
                                                      ==========   ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ----------------------------------------------
                                                       Financial Services- A   Financial Services- B
                                                      ----------------------  ----------------------
                                                         2006         2005       2006        2005
                                                      ----------  ----------  ----------  ----------
Income:
   Dividends                                          $    8,565  $    9,313  $    9,822  $    8,355
Expenses:
   Mortality and expense risk and administration
   charges                                                40,307      36,279      75,456      64,520
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                             (31,742)    (26,966)    (65,634)    (56,165)
Net realized gain (loss)                                 209,829     123,958     350,169     182,215
Unrealized appreciation (depreciation) during the
period                                                   345,490      47,593     641,905     177,832
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          523,577     144,585     926,440     303,882
Changes from principal transactions:
   Purchase payments                                      14,910       4,130     495,589     237,540
   Transfers between sub-accounts and the
   company                                               822,604    (268,445)    505,388    (229,036)
   Withdrawals                                          (219,286)   (151,371)   (389,175)   (186,007)
   Annual contract fee                                    (1,747)     (1,552)    (13,439)    (12,248)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             616,481    (417,238)    598,363    (189,751)
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity   1,140,058    (272,653)  1,524,803     114,131
Contract owners' equity at beginning of period         2,331,973   2,604,626   4,302,732   4,188,601
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $3,472,031  $2,331,973  $5,827,535  $4,302,732
                                                      ==========  ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       Sub-Account
                                                      -------------------------------------------------
                                                      Quantitative Mid Cap- A  Quantitative  Mid Cap- B
                                                      -----------------------  ------------------------
                                                          2006        2005          2006        2005
                                                       ---------  -----------    ----------  ----------
Income:
   Dividends                                           $ 182,721  $        --    $  408,660  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                 8,832       25,961        20,180      24,615
                                                       ---------  -----------    ----------  ----------
Net investment income (loss)                             173,889      (25,961)      388,480     (24,615)
Net realized gain (loss)                                   4,237      364,585       (45,860)    238,764
Unrealized appreciation (depreciation) during the
period                                                  (167,098)    (139,024)     (328,794)    (43,477)
                                                       ---------  -----------    ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           11,028      199,600        13,826     170,672
Changes from principal transactions:
   Purchase payments                                       5,459        4,440        13,924      79,333
   Transfers between sub-accounts and the
   company                                               (94,949)    (942,617)     (142,560)    (95,941)
   Withdrawals                                           (94,431)    (299,602)     (121,458)    (86,353)
   Annual contract fee                                      (626)      (1,282)       (3,430)     (2,778)
                                                       ---------  -----------    ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (184,547)  (1,239,061)     (253,524)   (105,739)
                                                       ---------  -----------    ----------  ----------
Total increase (decrease) in contract owners' equity    (173,519)  (1,039,461)     (239,698)     64,933
Contract owners' equity at beginning of period           646,652    1,686,113     1,350,841   1,285,908
                                                       ---------  -----------    ----------  ----------
Contract owners' equity at end of period               $ 473,133  $   646,652    $1,111,143  $1,350,841
                                                       =========  ===========    ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      -----------------------------------------------
                                                         All Cap Value- A         All Cap Value- B
                                                      ----------------------  -----------------------
                                                         2006        2005         2006        2005
                                                      ----------  ----------  -----------  ----------
Income:
   Dividends                                          $  865,121  $  163,835  $ 1,949,551  $  317,669
Expenses:
   Mortality and expense risk and administration
   charges                                                63,454      58,689      141,648     129,909
                                                      ----------  ----------  -----------  ----------
Net investment income (loss)                             801,667     105,146    1,807,903     187,760
Net realized gain (loss)                                 109,751     232,603      206,873     459,445
Unrealized appreciation (depreciation) during the
period                                                  (477,458)   (137,124)  (1,051,207)   (329,093)
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          433,960     200,625      963,569     318,112
Changes from principal transactions:
   Purchase payments                                      15,482      59,165      445,421     706,863
   Transfers between sub-accounts and the
   company                                               132,078     437,493      151,154    (293,481)
   Withdrawals                                          (487,004)   (274,657)  (1,176,159)   (366,994)
   Annual contract fee                                    (2,234)     (2,493)     (26,411)    (26,028)
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (341,678)    219,508     (605,995)     20,360
                                                      ----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity      92,282     420,133      357,574     338,472
Contract owners' equity at beginning of period         3,790,652   3,370,519    8,417,115   8,078,643
                                                      ----------  ----------  -----------  ----------
Contract owners' equity at end of period              $3,882,934  $3,790,652  $ 8,774,689  $8,417,115
                                                      ==========  ==========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       Sub-Account
                                                      ------------------------------------------------
                                                      Strategic Value- A (11)  Strategic Value- B (11)
                                                      -----------------------  -----------------------
                                                          2006        2005         2006        2005
                                                      -----------  ----------  -----------  ----------
Income:
   Dividends                                          $   354,060  $  159,518  $ 1,158,165  $  405,299
Expenses:
   Mortality and expense risk and administration
   charges                                                 21,649      25,704       61,480      67,009
                                                      -----------  ----------  -----------  ----------
Net investment income (loss)                              332,411     133,814    1,096,685     338,290
Net realized gain (loss)                                  (36,729)     14,810     (500,570)     51,831
Unrealized appreciation (depreciation) during the
period                                                   (163,701)   (178,750)    (195,560)   (482,618)
                                                      -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           131,981     (30,126)     400,555     (92,497)
Changes from principal transactions:
   Purchase payments                                       20,503      38,933      190,123     342,768
   Transfers between sub-accounts and the
   company                                             (1,400,116)   (123,022)  (4,976,954)    415,526
   Withdrawals                                           (217,544)   (135,831)    (160,892)    (68,918)
   Annual contract fee                                     (1,235)     (1,445)     (14,702)    (15,673)
                                                      -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,598,392)   (221,365)  (4,962,425)    673,703
                                                      -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity   (1,466,411)   (251,491)  (4,561,870)    581,206
Contract owners' equity at beginning of period          1,466,411   1,717,902    4,561,870   3,980,664
                                                      -----------  ----------  -----------  ----------
Contract owners' equity at end of period              $        --  $1,466,411  $        --  $4,561,870
                                                      ===========  ==========  ===========  ==========

(11) On December 4, 2006, the Strategic Value - A sub-account and Strategic Value - B sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      ----------------------------------------------
                                                           Utilities- A            Utilities- B
                                                      ----------------------  ----------------------
                                                         2006        2005        2006        2005
                                                      ----------  ----------  ----------  ----------
Income:
   Dividends                                          $  564,497  $  232,904  $  856,752  $  244,447
Expenses:
   Mortality and expense risk and administration
   charges                                                65,879      56,772     102,281      68,333
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                             498,618     176,132     754,471     176,114
Net realized gain (loss)                                 234,132     381,852     350,344     331,896
Unrealized appreciation (depreciation) during the
period                                                   369,470     (71,706)    529,876      80,146
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                        1,102,220     486,278   1,634,691     588,156
Changes from principal transactions:
   Purchase payments                                      34,234      37,174     875,445   1,045,045
   Transfers between sub-accounts and the
   company                                               786,244     (77,193)    224,930     471,253
   Withdrawals                                          (215,488)   (264,753)   (226,231)   (127,663)
   Annual contract fee                                    (3,301)     (2,532)    (12,308)    (11,111)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             601,689    (307,304)    861,836   1,377,524
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity   1,703,909     178,974   2,496,527   1,965,680
Contract owners' equity at beginning of period         3,647,241   3,468,267   5,065,862   3,100,182
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $5,351,150  $3,647,241  $7,562,389  $5,065,862
                                                      ==========  ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      --------------------------------------------------
                                                          Mid Cap Value- A          Mid Cap Value- B
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $ 1,930,482  $   460,085  $ 4,172,961  $   818,865
Expenses:
   Mortality and expense risk and administration
   charges                                                173,091      189,501      381,085      363,821
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                            1,757,391      270,584    3,791,876      455,044
Net realized gain (loss)                                  816,324      605,977    1,014,969    1,185,021
Unrealized appreciation (depreciation) during the
period                                                 (1,520,521)    (152,667)  (2,561,998)    (253,272)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         1,053,194      723,894    2,244,847    1,386,793
Changes from principal transactions:
   Purchase payments                                       54,562       76,178    1,084,736    2,869,946
   Transfers between sub-accounts and the
   company                                               (838,414)     945,406   (1,888,772)    (843,542)
   Withdrawals                                         (2,054,098)  (1,217,135)  (1,727,171)    (711,870)
   Annual contract fee                                     (7,630)      (7,591)     (65,460)     (65,463)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (2,845,580)    (203,142)  (2,596,667)   1,249,071
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (1,792,386)     520,752     (351,820)   2,635,864
Contract owners' equity at beginning of period         12,242,727   11,721,975   24,444,304   21,808,440
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $10,450,341  $12,242,727  $24,092,484  $24,444,304
                                                      ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      -------------------------------------------------
                                                        Fundamental Value- A     Fundamental Value- B
                                                      -----------------------  ------------------------
                                                          2006        2005         2006         2005
                                                      -----------  ----------  -----------  -----------
Income:
   Dividends                                          $   383,296  $   43,898  $ 1,097,954  $    40,532
Expenses:
   Mortality and expense risk and administration
   charges                                                147,822     156,864      474,209      310,922
                                                      -----------  ----------  -----------  -----------
Net investment income (loss)                              235,474    (112,966)     623,745     (270,390)
Net realized gain (loss)                                  731,872     379,066    1,071,362      524,961
Unrealized appreciation (depreciation) during the
period                                                     96,211     373,515    1,972,672    1,183,605
                                                      -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         1,063,557     639,615    3,667,779    1,438,176
Changes from principal transactions:
   Purchase payments                                       19,232      48,066    7,901,600    4,742,426
   Transfers between sub-accounts and the
   company                                                126,327     (33,416)   2,636,558    1,071,013
   Withdrawals                                         (1,675,092)   (839,375)  (1,150,940)    (543,476)
   Annual contract fee                                     (6,075)     (5,951)     (58,500)     (46,221)
                                                      -----------  ----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,535,608)   (830,676)   9,328,718    5,223,742
                                                      -----------  ----------  -----------  -----------
Total increase (decrease) in contract owners' equity     (472,051)   (191,061)  12,996,497    6,661,918
Contract owners' equity at beginning of period          9,548,498   9,739,559   23,935,360   17,273,442
                                                      -----------  ----------  -----------  -----------
Contract owners' equity at end of period              $ 9,076,447  $9,548,498  $36,931,857  $23,935,360
                                                      ===========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      ----------------------------------------------
                                                        Emerging Growth- B    Natural Resources- B
                                                      --------------------  ------------------------
                                                         2006       2005        2006        2005
                                                      ----------  --------  -----------  -----------
Income:
   Dividends                                          $  551,446  $     --  $ 2,779,707  $   166,699
Expenses:
   Mortality and expense risk and administration
   charges                                                22,396    11,040      231,171      136,811
                                                      ----------  --------  -----------  -----------
Net investment income (loss)                             529,050   (11,040)   2,548,536       29,888
Net realized gain (loss)                                (216,140)   27,072    2,088,004      960,722
Unrealized appreciation (depreciation) during the
period                                                  (229,817)   29,010   (2,477,972)   2,046,008
                                                      ----------  --------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           83,093    45,042    2,158,568    3,036,618
Changes from principal transactions:
   Purchase payments                                      58,163    85,774    2,047,844    1,102,006
   Transfers between sub-accounts and the
   company                                               639,513   122,522   (1,120,223)   3,193,709
   Withdrawals                                          (250,229)  (21,871)    (919,851)    (388,008)
   Annual contract fee                                    (4,229)   (2,321)     (29,830)     (18,420)
                                                      ----------  --------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             443,218   184,104      (22,060)   3,889,287
                                                      ----------  --------  -----------  -----------
Total increase (decrease) in contract owners' equity     526,311   229,146    2,136,508    6,925,905
Contract owners' equity at beginning of period           899,544   670,398   12,127,398    5,201,493
                                                      ----------  --------  -----------  -----------
Contract owners' equity at end of period              $1,425,855  $899,544  $14,263,906  $12,127,398
                                                      ==========  ========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                          Sub-Account
                                                      ------------------------------------------------
                                                        Mid Cap Core- B (12)    Quantitative All Cap-B
                                                      ------------------------  ----------------------
                                                         2006          2005          2006      2005
                                                      -----------  -----------    ---------  --------
Income:
   Dividends                                          $   856,482  $   458,834    $  47,664  $ 49,430
Expenses:
   Mortality and expense risk and administration
   charges                                                 51,224       61,756        8,066     7,194
                                                      -----------  -----------    ---------  --------
Net investment income (loss)                              805,258      397,078       39,598    42,236
Net realized gain (loss)                                 (482,446)      86,331       21,324    10,620
Unrealized appreciation (depreciation) during the
period                                                    (84,254)    (377,303)       4,337   (19,966)
                                                      -----------  -----------     --------  --------
Net increase (decrease) in contract owners equity
from operations                                           238,558      106,106       65,259    32,890
Changes from principal transactions:
   Purchase payments                                      358,262      382,615       15,512    92,644
   Transfers between sub-accounts and the
   company                                             (3,664,020)  (1,532,573)    (165,658)  164,959
   Withdrawals                                           (283,312)    (176,989)     (20,257)  (10,540)
   Annual contract fee                                     (9,494)     (13,194)      (1,610)   (1,453)
                                                      -----------  -----------    ---------  --------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (3,598,564)  (1,340,141)    (172,013)  245,610
                                                      -----------  -----------    -------------------
Total increase (decrease) in contract owners' equity   (3,360,006)  (1,234,035)    (106,754)  278,500
Contract owners' equity at beginning of period          3,360,006    4,594,041      630,807   352,307
                                                      -----------  -----------    ---------  --------
Contract owners' equity at end of period              $        --  $ 3,360,006    $ 524,053  $630,807
                                                      ===========  ===========    =========  ========

(12) On December 4, 2006, the Mid Cap Core B sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       Sub-Account
                                                      -----------------------------------------------
                                                                                     Small Cap
                                                        Large Cap Value- B     Opportunities- A (13)
                                                      -----------------------  ----------------------
                                                          2006        2005        2006        2005
                                                      -----------  ----------  ----------  ----------
Income:
   Dividends                                          $   472,260  $       --  $  145,456  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                 97,273      61,471      67,080      47,712
                                                      -----------  ----------  ----------  ----------
Net investment income (loss)                              374,987     (61,471)     78,376     (47,712)
Net realized gain (loss)                               (1,324,245)    240,815     226,036     810,426
Unrealized appreciation (depreciation) during the
period                                                    (27,560)    365,134      80,123     587,353
                                                      -----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          (976,818)    544,478     384,535   1,350,067
Changes from principal transactions:
   Purchase payments                                      650,257     520,126       4,724       3,380
   Transfers between sub-accounts and the
   company                                              4,490,143   1,742,067    (252,454)  3,821,147
   Withdrawals                                           (415,753)   (396,240)   (744,885)   (586,078)
   Annual contract fee                                    (12,060)     (8,598)     (1,831)     (1,469)
                                                      -----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            4,712,587   1,857,355    (994,446)  3,236,980
                                                      -----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity    3,735,769   2,401,833    (609,911)  4,587,047
Contract owners' equity at beginning of period          4,958,669   2,556,836   4,587,047           0
                                                      -----------  ----------  ----------  ----------
Contract owners' equity at end of period              $ 8,694,438  $4,958,669  $3,977,136  $4,587,047
                                                      ===========  ==========  ==========  ==========

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                      Small Cap Opportunities- B    Special Value- B
                                                      --------------------------  --------------------
                                                           2006        2005          2006       2005
                                                        ----------  ----------    ---------  ---------
Income:
   Dividends                                            $  272,048  $   55,557    $  88,478  $   3,508
Expenses:
   Mortality and expense risk and administration
   charges                                                 136,613     101,872       12,873     13,968
                                                        ----------  ----------    ---------  ---------
Net investment income (loss)                               135,435     (46,315)      75,605    (10,460)
Net realized gain (loss)                                   319,175    (485,854)      27,564     40,014
Unrealized appreciation (depreciation) during the
period                                                     235,631     863,421      (44,329)     3,279
                                                        ----------  ----------    ---------  ---------
Net increase (decrease) in contract owners equity
from operations                                            690,241     331,252       58,840     32,833
Changes from principal transactions:
   Purchase payments                                       780,978     360,180       46,611     59,408
   Transfers between sub-accounts and the
   company                                                (551,108)  5,422,246      (59,057)     7,552
   Withdrawals                                            (447,529)   (190,461)    (121,444)  (143,859)
   Annual contract fee                                     (29,352)    (20,531)      (1,404)    (2,036)
                                                        ----------  ----------    ---------  ---------
Net increase (decrease) in contract owners' equity
from principal transactions:                              (247,011)  5,571,434     (135,294)   (78,935)
                                                        ----------  ----------    ---------  ---------
Total increase (decrease) in contract owners' equity       443,230   5,902,686      (76,454)   (46,102)
Contract owners' equity at beginning of period           8,363,315   2,460,629      811,017    857,119
                                                        ----------  ----------    ---------  ---------
Contract owners' equity at end of period                $8,806,545  $8,363,315    $ 734,563  $ 811,017
                                                        ==========  ==========    =========  =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      --------------------------------------------------
                                                         Real Return Bond- B    American International- B
                                                      ------------------------  -------------------------
                                                          2006         2005          2006         2005
                                                      -----------  -----------   -----------  -----------
Income:
   Dividends                                          $   606,271  $   648,867   $ 1,313,186  $ 2,587,932
Expenses:
   Mortality and expense risk and administration
   charges                                                215,117      247,904     1,249,358      614,944
                                                      -----------  -----------   -----------  -----------
Net investment income (loss)                              391,154      400,963        63,828    1,972,988
Net realized gain (loss)                                 (148,287)     228,570     2,847,679      752,610
Unrealized appreciation (depreciation) during the
period                                                   (434,936)    (698,824)    8,762,244    5,710,075
                                                      -----------  -----------   -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                          (192,069)     (69,291)   11,673,751    8,435,673
Changes from principal transactions:
   Purchase payments                                      254,074    1,095,990    24,790,953   23,766,350
   Transfers between sub-accounts and the
   company                                             (3,425,010)   3,690,240     5,713,158    5,749,944
   Withdrawals                                         (2,195,885)    (647,411)   (5,421,311)  (1,330,197)
   Annual contract fee                                    (30,738)     (31,791)      (77,995)     (39,388)
                                                      -----------  -----------   -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (5,397,559)   4,107,028    25,004,805   28,146,709
                                                      -----------  -----------   -----------  -----------
Total increase (decrease) in contract owners' equity   (5,589,628)   4,037,737    36,678,556   36,582,382
Contract owners' equity at beginning of period         16,444,746   12,407,009    58,260,081   21,677,699
                                                      -----------  -----------   -----------  -----------
Contract owners' equity at end of period              $10,855,118  $16,444,746   $94,938,637  $58,260,081
                                                      ===========  ===========   ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      ----------------------------------------------------
                                                                                     American Blue Chip
                                                         American Growth- B          Income & Growth- B
                                                      --------------------------  ------------------------
                                                          2006          2005          2006         2005
                                                      ------------  ------------  -----------  -----------
Income:
   Dividends                                          $  1,068,507  $     83,653  $   421,912  $ 1,895,911
Expenses:
   Mortality and expense risk and administration
   charges                                               2,193,255     1,191,642      316,716      277,090
                                                      ------------  ------------  -----------  -----------
Net investment income (loss)                            (1,124,748)   (1,107,989)     105,196    1,618,821
Net realized gain (loss)                                 3,175,803     1,232,420      514,031   (1,835,456)
Unrealized appreciation (depreciation) during the
period                                                   8,337,417    11,256,349    2,165,784   (1,025,325)
                                                      ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         10,388,472    11,380,780    2,785,011   (1,241,960)
Changes from principal transactions:
   Purchase payments                                    38,400,115    42,436,636      751,565    3,115,741
   Transfers between sub-accounts and the
   company                                               9,356,140     8,516,160      523,928      267,421
   Withdrawals                                          (6,916,761)   (2,379,388)  (1,561,435)    (917,613)
   Annual contract fee                                    (167,805)     (120,358)     (51,212)     (46,288)
                                                      ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            40,671,689    48,453,050     (337,154)   2,419,261
                                                      ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners' equity    51,060,161    59,833,830    2,447,857    1,177,301
Contract owners' equity at beginning of period         109,808,347    49,974,517   18,446,369   17,269,068
                                                      ------------  ------------  -----------  -----------
Contract owners' equity at end of period              $160,868,508  $109,808,347  $20,894,226  $18,446,369
                                                      ============  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      -----------------------------------------------------
                                                       American Growth Income-B  American Bond Fund- B (14)
                                                      -------------------------  --------------------------
                                                          2006          2005          2006         2005
                                                      ------------  -----------   -----------  -----------
Income:
   Dividends                                          $  1,224,110  $   274,067   $        --  $        --
Expenses:
   Mortality and expense risk and administration
   charges                                               1,914,716    1,005,471       808,940       68,523
                                                      ------------  -----------   -----------  -----------
Net investment income (loss)                              (690,606)    (731,404)     (808,940)     (68,523)
Net realized gain (loss)                                 1,903,390      361,746       (21,850)   2,123,654
Unrealized appreciation (depreciation) during the
period                                                  13,162,582    3,635,898     3,363,463       98,216
                                                      ------------  -----------   -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                         14,375,366    3,266,240     2,532,673    2,153,347
Changes from principal transactions:
   Purchase payments                                    37,322,905   43,086,413    37,946,958   16,177,038
   Transfers between sub-accounts and the
   company                                               5,271,952    9,482,333    12,222,254    4,178,612
   Withdrawals                                          (6,806,996)  (2,784,772)   (1,094,851)     (60,549)
   Annual contract fee                                    (103,307)     (72,242)       (3,262)        (335)
                                                      ------------  -----------   -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            35,684,554   49,711,732    49,071,099   20,294,766
                                                      ------------  -----------   -----------  -----------
Total increase (decrease) in contract owners' equity    50,059,920   52,977,972    51,603,772   22,448,113
Contract owners' equity at beginning of period          92,410,245   39,432,273    22,448,113            0
                                                      ------------  -----------   -----------  -----------
Contract owners' equity at end of period              $142,470,165  $92,410,245   $74,051,885  $22,448,113
                                                      ============  ===========   ===========  ===========

(14) On August 1, 2005, the American Bond - B sub-account commenced operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Sub-Account
                                                      ------------------------------------------------------
                                                      American Century-Small Company    PIMCO VIT All Asset
                                                      ------------------------------  ----------------------
                                                              2006      2005             2006        2005
                                                           ---------  --------        ----------  ----------
Income:
   Dividends                                               $  48,177  $ 10,636        $  266,753  $  194,421
Expenses:
   Mortality and expense risk and administration
   charges                                                     5,324     6,264            84,597      63,203
                                                           ---------  --------        ----------  ----------
Net investment income (loss)                                  42,853     4,372           182,156     131,218
Net realized gain (loss)                                      12,100     1,468            38,053      34,884
Unrealized appreciation (depreciation) during the
period                                                       (36,782)   19,987           (91,052)     15,375
                                                           ---------  --------        ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                               18,171    25,827           129,157     181,477
Changes from principal transactions:
   Purchase payments                                          16,617    84,310           464,203     471,216
   Transfers between sub-accounts and the
   company                                                  (225,490)  340,765          (746,652)  2,727,188
   Withdrawals                                               (36,748)   (9,287)         (475,226)   (153,862)
   Annual contract fee                                          (585)     (414)          (14,660)     (6,723)
                                                           ---------  --------        ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                                (246,206)  415,374          (772,335)  3,037,819
                                                           ---------  --------        ----------  ----------
Total increase (decrease) in contract owners' equity        (228,035)  441,201          (643,178)  3,219,296
Contract owners' equity at beginning of period               507,868    66,667         5,434,732   2,215,436
                                                           ---------  --------        ----------  ----------
Contract owners' equity at end of period                   $ 279,833  $507,868        $4,791,554  $5,434,732
                                                           =========  ========        ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Sub-Account
                                                      ----------------------------------------------
                                                         LMFC Core Equity        PIM Classic Value
                                                      ----------------------  ----------------------
                                                         2006        2005        2006        2005
                                                      ----------  ----------  ----------  ----------
Income:
   Dividends                                          $  371,850  $       --  $   60,188  $   63,264
Expenses:
   Mortality and expense risk and administration
   charges                                                92,645      58,064      28,716      17,686
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                             279,205     (58,064)     31,472      45,578
Net realized gain (loss)                                  34,543     107,153      88,125      20,045
Unrealized appreciation (depreciation) during the
period                                                   (48,854)    259,595     141,272      29,521
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          264,894     308,684     260,869      95,144
Changes from principal transactions:
   Purchase payments                                     506,742   2,568,696     311,420     328,094
   Transfers between sub-accounts and the
   company                                               781,179     697,418     599,138     104,214
   Withdrawals                                          (290,920)    (96,009)    (55,274)    (11,443)
   Annual contract fee                                    (5,381)       (677)     (1,246)       (106)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             991,620   3,169,428     854,038     420,759
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity   1,256,514   3,478,112   1,114,907     515,903
Contract owners' equity at beginning of period         5,273,370   1,795,258   1,274,094     758,191
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $6,529,884  $5,273,370  $2,389,001  $1,274,094
                                                      ==========  ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                    Sub-Account
                                                      ------------------------------------------
                                                                          U.S. Global Leaders
                                                      Quantitative Value     Growth- A (13)
                                                      ------------------  ----------------------
                                                        2006      2005       2006        2005
                                                      --------  --------  ----------  ----------
Income:
   Dividends                                          $ 25,266  $  3,251  $   15,395  $   31,049
Expenses:
   Mortality and expense risk and administration
   charges                                               3,550     1,840      26,759      19,579
                                                      --------  --------  ----------  ----------
Net investment income (loss)                            21,716     1,411     (11,364)     11,470
Net realized gain (loss)                                (6,957)      407       4,981      20,342
Unrealized appreciation (depreciation) during the
period                                                   7,749       320       3,021     102,256
                                                      --------  --------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                         22,508     2,138      (3,362)    134,068
Changes from principal transactions:
   Purchase payments                                         0   107,275       7,914       1,100
   Transfers between sub-accounts and the
   company                                              48,874   (83,272)     (1,362)  1,610,477
   Withdrawals                                          (3,594)   (9,393)   (132,053)    (70,375)
   Annual contract fee                                    (392)     (554)     (1,715)     (1,045)
                                                      --------  --------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            44,888    14,056    (127,216)  1,540,157
                                                      --------  --------  ----------  ----------
Total increase (decrease) in contract owners' equity    67,396    16,194    (130,578)  1,674,225
Contract owners' equity at beginning of period         123,912   107,718   1,674,225           0
                                                      --------  --------  ----------  ----------
Contract owners' equity at end of period              $191,308  $123,912  $1,543,647  $1,674,225
                                                      ========  ========  ==========  ==========

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      ----------------------------------------------
                                                        U.S. Global Leaders        John Hancock
                                                             Growth- B           Strategic Income
                                                      ----------------------  ----------------------
                                                          2006       2005        2006         2005
                                                      ----------  ----------  ----------  ----------
Income:
   Dividends                                          $   41,110  $   77,720  $   65,060  $   64,464
Expenses:
   Mortality and expense risk and administration
   charges                                                67,324      52,569      35,485      22,506
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                             (26,214)     25,151      29,575      41,958
Net realized gain (loss)                                  51,514      14,972      13,230       2,627
Unrealized appreciation (depreciation) during the
period                                                   (28,664)    258,262        (369)    (33,686)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           (3,364)    298,385      42,436      10,899
Changes from principal transactions:
   Purchase payments                                      86,836     412,467     112,712     509,783
   Transfers between sub-accounts and the
   company                                              (562,212)  3,366,414     596,580     478,448
   Withdrawals                                          (176,294)    (82,851)   (224,424)    (25,832)
   Annual contract fee                                   (10,010)     (7,232)     (2,232)       (328)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (661,680)  3,688,798     482,636     962,071
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity    (665,044)  3,987,183     525,072     972,970
Contract owners' equity at beginning of period         4,576,232     589,049   1,718,510     745,540
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $3,911,188  $4,576,232  $2,243,582  $1,718,510
                                                      ==========  ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       Sub-Account
                                                      ----------------------------------------------
                                                      John Hancock Intl' Eq   John Hancock Intl' Eq
                                                           Index- A (15)           Index- B (15)
                                                      ----------------------  ----------------------
                                                         2006        2005        2006        2005
                                                      ----------  ----------  ----------  -----------
Income:
   Dividends                                          $   24,117  $   81,598  $   50,744  $  216,386
Expenses:
   Mortality and expense risk and administration
   charges                                                23,124      14,357      57,311      39,430
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                                 993      67,241      (6,567)    176,956
Net realized gain (loss)                                 101,943      52,007     144,078      65,492
Unrealized appreciation (depreciation) during the
period                                                   210,630       1,152     614,466     123,557
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          313,566     120,400     751,977     366,005
Changes from principal transactions:
   Purchase payments                                       9,603       8,799     165,046     414,759
   Transfers between sub-accounts and the
   company                                               468,292      59,449     318,854     (72,890)
   Withdrawals                                          (169,322)   (106,470)   (199,673)    (58,120)
   Annual contract fee                                      (792)       (744)    (11,380)     (8,193)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             307,781     (38,966)    272,847     275,556
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity     621,347      81,434   1,024,824     641,561
Contract owners' equity at beginning of period         1,087,074   1,005,640   3,077,328   2,435,767
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $1,708,421  $1,087,074  $4,102,152  $3,077,328
                                                      ==========  ==========  ==========  ==========

(14) On April 29, 2005, the John Hancock VST International Equity Index sub-account was renamed John Hancock International Equity Index sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      --------------------------------------------------
                                                         Active Bond- A (13)       Active Bond-B (12)
                                                      ------------------------  ------------------------
                                                          2006         2005         2006         2005
                                                      -----------  -----------  -----------  -----------
Income:
   Dividends                                          $   266,708  $    25,253  $ 1,630,598  $   141,673
Expenses:
   Mortality and expense risk and administration
   charges                                                148,494      113,766    1,010,529      614,408
                                                      -----------  -----------  -----------  -----------
Net investment income (loss)                              118,214      (88,513)     620,069     (472,735)
Net realized gain (loss)                                   17,125       13,544     (159,193)     (39,589)
Unrealized appreciation (depreciation) during the
period                                                    112,153      134,635      930,155      578,289
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           247,492       59,666    1,391,031       65,965
Changes from principal transactions:
   Purchase payments                                       36,496        6,735    3,001,154   16,016,427
   Transfers between sub-accounts and the
   company                                               (656,928)  11,186,344      524,626   48,032,511
   Withdrawals                                         (1,241,941)  (1,029,999)  (4,175,660)    (889,323)
   Annual contract fee                                     (4,944)      (3,360)     (40,977)     (10,420)
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (1,867,317)  10,159,720     (690,857)  63,149,195
                                                      -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners' equity   (1,619,825)  10,219,386      700,174   63,215,160
Contract owners' equity at beginning of period         10,219,386            0   63,215,160            0
                                                      -----------  -----------  -----------  -----------
Contract owners' equity at end of period              $ 8,599,561  $10,219,386  $63,915,334  $63,215,160
                                                      ===========  ===========  ===========  ===========

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Sub-Account
                                                      ---------------------------------------------------------
                                                                                    Independence Investment LLC
                                                      CGTC Overseas Equity- B (13)        Small Cap-B (13)
                                                      ----------------------------  ---------------------------
                                                             2006      2005                2006     2005
                                                           --------  --------            -------  -------
Income:
   Dividends                                               $ 22,005  $  1,778            $ 7,986  $    --
Expenses:
   Mortality and expense risk and administration
   charges                                                    9,851       768              1,267      224
                                                           --------  --------            -------  -------
Net investment income (loss)                                 12,154     1,010              6,719     (224)
Net realized gain (loss)                                     19,307     4,871             (3,307)     120
Unrealized appreciation (depreciation) during the
period                                                       60,669     7,950             (3,429)   1,741
                                                           --------  --------            -------  -------
Net increase (decrease) in contract owners equity
from operations                                              92,130    13,831                (17)   1,637
Changes from principal transactions:
   Purchase payments                                        220,178    61,421             11,032      500
   Transfers between sub-accounts and the
   company                                                  386,615    95,528              2,191   58,069
   Withdrawals                                              (46,827)     (877)            (1,646)       0
   Annual contract fee                                       (1,588)     (163)              (211)      (7)
                                                           --------  --------            -------  -------
Net increase (decrease) in contract owners' equity
from principal transactions:                                558,378   155,909             11,366   58,562
                                                           --------  --------            -------  -------
Total increase (decrease) in contract owners' equity        650,508   169,740             11,349   60,199
Contract owners' equity at beginning of period              169,740         0             60,199        0
                                                           --------  --------            -------  -------
Contract owners' equity at end of period                   $820,248  $169,740            $71,548  $60,199
                                                           ========  ========            =======  =======

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      -----------------------------------------------------
                                                      Marisco International
                                                      Opportunities- B (13)  T Rowe Price Mid Value- B (13)
                                                      ---------------------  ------------------------------
                                                         2006       2005             2006       2005
                                                      ----------  --------        ----------  --------
Income:
   Dividends                                          $   64,504  $     --        $   45,662  $    803
Expenses:
   Mortality and expense risk and administration
   charges                                                25,699     2,869            11,431       551
                                                      ----------  --------        ----------  --------
Net investment income (loss)                              38,805    (2,869)           34,231       252
Net realized gain (loss)                                  22,125    17,293             5,623       165
Unrealized appreciation (depreciation) during the
period                                                   256,056    66,290            86,774     2,907
                                                      ----------  --------        ----------  --------
Net increase (decrease) in contract owners equity
from operations                                          316,986    80,714           126,628     3,324
Changes from principal transactions:
   Purchase payments                                     471,657    86,675           270,357    91,005
   Transfers between sub-accounts and the
   company                                             1,861,746   437,323           605,884    94,503
   Withdrawals                                          (156,343)   (3,951)          (42,433)   (1,237)
   Annual contract fee                                    (2,619)      (83)             (962)      (21)
                                                      ----------  --------        ----------  --------
Net increase (decrease) in contract owners' equity
from principal transactions:                           2,174,441   519,964           832,846   184,250
                                                      ----------  --------        ----------  --------
Total increase (decrease) in contract owners' equity   2,491,427   600,678           959,474   187,574
Contract owners' equity at beginning of period           600,678         0           187,574         0
                                                      ----------  --------        ----------  --------
Contract owners' equity at end of period              $3,092,105  $600,678        $1,147,048  $187,574
                                                      ==========  ========        =========   ========

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                   Sub-Account
                                                      --------------------------------------
                                                           UBS Large        U.S. High Yield
                                                          Cap-  B(13)          Bond- B (13)
                                                      -------------------  -----------------
                                                         2006      2005      2006      2005
                                                      ---------  --------  --------  -------
Income:
   Dividends                                          $   2,541  $     --  $  3,446  $    --
Expenses:
   Mortality and expense risk and administration
   charges                                                1,560       205     2,126      175
                                                      ---------  --------  --------  -------
Net investment income (loss)                                981      (205)    1,320     (175)
Net realized gain (loss)                                  3,416         7       637        6
Unrealized appreciation (depreciation) during the
period                                                   10,491     2,094     8,668      922
                                                      ---------  --------  --------  -------
Net increase (decrease) in contract owners equity
from operations                                          14,888     1,896    10,625      753
Changes from principal transactions:
   Purchase payments                                      6,976    16,500     4,302    3,215
   Transfers between sub-accounts and the
   company                                               27,834    82,689   214,715   63,635
   Withdrawals                                             (523)        0   (10,750)    (259)
   Annual contract fee                                     (397)        0       (36)       0
                                                      ---------  --------  --------  -------
Net increase (decrease) in contract owners' equity
from principal transactions:                             33,890    99,189   208,231   66,591
                                                      ---------  --------  --------  -------
Total increase (decrease) in contract owners' equity     48,778   101,085   218,856   67,344
Contract owners' equity at beginning of period          101,085         0    67,344        0
                                                      ---------  --------  --------  -------
Contract owners' equity at end of period              $ 149,863  $101,085  $286,200  $67,344
                                                      =========  ========  ========  =======

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Sub-Account
                                                      ------------------------------------------
                                                      Wellington Small Cap  Wellington Small Cap
                                                         Growth- B (13)         Value-B (13)
                                                      --------------------  --------------------
                                                         2006       2005       2006       2005
                                                      ----------  --------  ----------  --------
Income:
   Dividends                                          $       --  $  4,582  $  251,761  $  4,794
Expenses:
   Mortality and expense risk and administration
   charges                                                17,618     1,725      25,622     3,456
                                                      ----------  --------  ----------  --------
Net investment income (loss)                             (17,618)    2,857     226,139     1,338
Net realized gain (loss)                                  48,389     1,457     (74,427)    3,155
Unrealized appreciation (depreciation) during the
period                                                    57,102    22,448     102,762     4,349
                                                      ----------  --------  ----------  --------
Net increase (decrease) in contract owners equity
from operations                                           87,873    26,762     254,474     8,842
Changes from principal transactions:
   Purchase payments                                     299,467    72,226     294,001   238,855
   Transfers between sub-accounts and the
   company                                               436,606   379,134     903,361   582,700
   Withdrawals                                           (27,769)      (28)    (97,958)   (2,778)
   Annual contract fee                                    (1,289)     (138)     (1,740)     (147)
                                                      ----------  --------  ----------  --------
Net increase (decrease) in contract owners' equity
from principal transactions:                             707,015   451,194   1,097,664   818,630
                                                      ----------  --------  ----------  --------
Total increase (decrease) in contract owners' equity     794,888   477,956   1,352,138   827,472
Contract owners' equity at beginning of period           477,956         0     827,472         0
                                                      ----------  --------  ----------  --------
Contract owners' equity at end of period              $1,272,844  $477,956  $2,179,610  $827,472
                                                      ==========  ========  ==========  ========

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               Sub-Account
                                                      ---------------------------------------------------------

                                                      Wells Capital Core         Index             Large Cap
                                                          Bond-B (13)      Allocation - B (16)   Value - A (17)
                                                      ------------------  --------------------  ---------------
                                                         2006      2005           2006               2006
                                                      ---------  -------  --------------------  ---------------
Income:
   Dividends                                          $   3,170  $    --      $   130,376          $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                3,263      430           65,347               3,702
                                                      ---------  -------      -----------          ----------
Net investment income (loss)                                (93)    (430)          65,029              (3,702)
Net realized gain (loss)                                  4,926      (47)          (3,785)          1,756,598
Unrealized appreciation (depreciation) during the
period                                                    4,788      336          560,089              46,682
                                                      ---------  -------      -----------          ----------
Net increase (decrease) in contract owners equity
from operations                                           9,621     (141)         621,333           1,799,578
Changes from principal transactions:
   Purchase payments                                          0   45,250        7,833,175               3,681
   Transfers between sub-accounts and the
   company                                              252,364   39,407        4,560,581           1,214,311
   Withdrawals                                         (135,738)       0          (14,046)            (23,796)
   Annual contract fee                                      (21)      --             (489)               (770)
                                                      ---------  -------      -----------          ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            116,605   84,657       12,379,221           1,193,426
                                                      ---------  -------      -----------          ----------
Total increase (decrease) in contract owners' equity    126,226   84,516       13,000,554           2,993,004
Contract owners' equity at beginning of period           84,516       --               --                  --
                                                      ---------  -------      -----------          ----------
Contract owners' equity at end of period              $ 210,742  $84,516      $13,000,554          $2,993,004
                                                      =========  =======      ===========          ==========

(13) Commencement of Operations, April 29, 2005, through a vote of the Board of Directors.

(16) Commencement of Operations, February 16, 2006, through a vote of the Board of Directors.

(17) Commencement of Operations, December 1, 2006, through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      -----------------------------------------------------
                                                      Scudder Capital Growth-B  Scudder Global Discovery- B
                                                      ------------------------  ---------------------------
                                                          2006        2005           2006         2005
                                                       ----------  ----------     ----------  ----------
Income:
   Dividends                                           $   10,213  $    9,199     $   24,506  $    5,077
Expenses:
   Mortality and expense risk and administration
   charges                                                 87,477      65,729         43,806      26,954
                                                       ----------  ----------     ----------  ----------
Net investment income (loss)                              (77,264)    (56,530)       (19,300)    (21,877)
Net realized gain (loss)                                  140,011      84,514        173,536      72,674
Unrealized appreciation (depreciation) during the
period                                                    264,363     451,187        336,614     248,719
                                                       ----------  ----------     ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           327,110     479,171        490,850     299,516
Changes from principal transactions:
   Purchase payments                                       52,186     134,882         26,573      76,184
   Transfers between sub-accounts and the
   company                                              2,549,524   3,571,835        139,574     833,481
   Withdrawals                                           (554,414)   (102,031)       (83,561)    (19,938)
   Annual contract fee                                    (20,125)    (15,215)       (11,474)     (6,928)
                                                       ----------  ----------     ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            2,027,171   3,589,471         71,112     882,799
                                                       ----------  ----------     ----------  ----------
Total increase (decrease) in contract owners' equity    2,354,281   4,068,642        561,962   1,182,315
Contract owners' equity at beginning of period          5,559,174   1,490,532      2,476,652   1,294,337
                                                       ----------  ----------     ----------  ----------
Contract owners' equity at end of period               $7,913,455  $5,559,174     $3,038,614  $2,476,652
                                                       ==========  ==========     ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      ----------------------------------------------------
                                                      Scudder Growth & Income-B  Scudder Health Sciences-B
                                                      -------------------------  -------------------------
                                                          2006        2005           2006         2005
                                                       ----------  ----------     ----------  -----------
Income:
   Dividends                                           $   25,016  $   27,710     $   11,129  $        --
Expenses:
   Mortality and expense risk and administration
   charges                                                 65,295      56,213         45,734       41,900
                                                       ----------  ----------     ----------  -----------
Net investment income (loss)                              (40,279)    (28,503)       (34,605)     (41,900)
Net realized gain (loss)                                   89,664      69,086        156,775       51,453
Unrealized appreciation (depreciation) during the
period                                                    405,625     169,217           (249)     153,695
                                                       ----------  ----------     ----------  -----------
Net increase (decrease) in contract owners equity
from operations                                           455,010     209,800        121,921      163,248
Changes from principal transactions:
   Purchase payments                                      145,104    (125,978)        47,860      131,413
   Transfers between sub-accounts and the
   company                                                 (5,307)  1,022,247        429,450      168,212
   Withdrawals                                           (276,458)   (171,074)      (772,867)     (91,552)
   Annual contract fee                                    (14,465)    (13,283)       (12,867)     (10,232)
                                                       ----------  ----------     ----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             (151,126)    711,912       (308,424)     197,841
                                                       ----------  ----------     ----------  -----------
Total increase (decrease) in contract owners' equity      303,884     921,712       (186,503)     361,089
Contract owners' equity at beginning of period          3,982,904   3,061,192      2,812,643    2,451,554
                                                       ----------  ----------     ----------  -----------
Contract owners' equity at end of period               $4,286,788  $3,982,904     $2,626,140  $ 2,812,643
                                                       ==========  ==========     ==========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             Sub-Account
                                                      --------------------------------------------------------
                                                      Scudder International- B  Scudder Mid Cap Growth- B (18)
                                                      ------------------------  ------------------------------
                                                          2006        2005              2006       2005
                                                       ----------  ----------       ----------  ----------
Income:
   Dividends                                           $   61,803  $   48,516       $       --  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                 64,718      56,401           25,068      20,019
                                                       ----------  ----------       ----------  ----------
Net investment income (loss)                               (2,915)     (7,885)         (25,068)    (20,019)
Net realized gain (loss)                                  366,951     173,043          121,644      35,237
Unrealized appreciation (depreciation) during the
period                                                    482,663     287,287            7,959     121,361
                                                       ----------  ----------       ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           846,699     452,445          104,535     136,579
Changes from principal transactions:
   Purchase payments                                       41,758     133,716            4,282      14,951
   Transfers between sub-accounts and the
   company                                              1,021,707    (380,212)         402,784     (55,380)
   Withdrawals                                           (765,554)    (82,170)        (207,864)    (38,820)
   Annual contract fee                                    (13,434)    (10,805)          (7,146)     (5,328)
                                                       ----------  ----------       ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                              284,477    (339,471)         192,056     (84,577)
                                                       ----------  ----------       ----------  ----------
Total increase (decrease) in contract owners' equity    1,131,176     112,974          296,591      52,002
Contract owners' equity at beginning of period          3,746,485   3,633,511        1,362,952   1,310,950
                                                       ----------  ----------       ----------  ----------
Contract owners' equity at end of period               $4,877,661  $3,746,485       $1,659,543  $1,362,952
                                                       ==========  ==========       ==========  ==========

(18) On October 28, 2005, the Scudder Aggressive Growth - B sub-account was renamed Scudder Mid Cap Growth - B sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ---------------------------------------------------
                                                        Scudder Blue Chip-B    Scudder Contrarian Value-B
                                                      -----------------------  --------------------------
                                                         2006         2005          2006        2005
                                                      -----------  ----------    ----------  ----------
Income:
   Dividends                                          $   259,600  $   24,193    $   56,589  $   70,170
Expenses:
   Mortality and expense risk and administration
   charges                                                 74,110      68,094        73,434      72,803
                                                      -----------  ----------    ----------  ----------
Net investment income (loss)                              185,490     (43,901)      (16,845)     (2,633)
Net realized gain (loss)                                  335,523     109,014       123,382      76,935
Unrealized appreciation (depreciation) during the
period                                                     52,016     269,783       481,425     (79,785)
                                                      -----------  ----------    ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           573,029     334,896       587,962      (5,483)
Changes from principal transactions:
   Purchase payments                                       26,339     153,944        80,188     193,911
   Transfers between sub-accounts and the
   company                                                569,748      34,985      (248,830)   (436,455)
   Withdrawals                                         (1,063,193)   (184,926)     (296,829)   (131,863)
   Annual contract fee                                    (17,821)    (16,344)      (19,266)    (18,287)
                                                      -----------  ----------    ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             (484,927)    (12,341)     (484,737)   (392,694)
                                                      -----------  ----------    ----------  ----------
Total increase (decrease) in contract owners' equity       88,102     322,555       103,225    (398,177)
Contract owners' equity at beginning of period          4,444,586   4,122,031     4,640,019   5,038,196
                                                      -----------  ----------    ----------  ----------
Contract owners' equity at end of period              $ 4,532,688  $4,444,586    $4,743,244  $4,640,019
                                                      ===========  ==========    ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                Sub-Account
                                                      -----------------------------------------------------------
                                                      Scudder Global Blue Chip-B  Scudder Government Securities-B
                                                      --------------------------  -------------------------------
                                                           2006        2005               2006        2005
                                                        ----------  ----------         ----------  ----------
Income:
   Dividends                                            $  179,974  $       --         $  121,763  $  161,376
Expenses:
   Mortality and expense risk and administration
   charges                                                  33,523      29,700             55,629      59,558
                                                        ----------  ----------         ----------  ----------
Net investment income (loss)                               146,451     (29,700)            66,134     101,818
Net realized gain (loss)                                   452,551      75,964            (22,525)     (3,982)
Unrealized appreciation (depreciation) during the
period                                                     (50,115)    346,149             21,114     (76,888)
                                                        ----------  ----------         ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                            548,887     392,413             64,723      20,948
Changes from principal transactions:
   Purchase payments                                         2,607      33,008             11,801      63,001
   Transfers between sub-accounts and the
   company                                                (562,874)    519,576           (193,060)     64,889
   Withdrawals                                            (348,913)    (74,374)          (365,559)   (148,091)
   Annual contract fee                                      (8,049)     (7,565)            (9,542)    (10,857)
                                                        ----------  ----------         ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                              (917,229)    470,645           (556,360)    (31,058)
                                                        ----------  ----------         ----------  ----------
Total increase (decrease) in contract owners' equity      (368,342)    863,058           (491,637)    (10,110)
Contract owners' equity at beginning of period           2,275,951   1,412,893          3,610,161   3,620,271
                                                        ----------  ----------         ----------  ----------
Contract owners' equity at end of period                $1,907,609  $2,275,951         $3,118,524  $3,610,161
                                                        ==========  ==========         ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       Sub-Account
                                                      ----------------------------------------------
                                                                               Scudder International
                                                       Scudder High Income-B      Select Equity-B
                                                      ----------------------  ----------------------
                                                         2006        2005        2006        2005
                                                      ----------  ----------  ----------  ----------
Income:
   Dividends                                          $  281,923  $  385,095  $   59,624  $   62,560
Expenses:
   Mortality and expense risk and administration
   charges                                                58,136      63,158      61,073      45,843
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                             223,787     321,937      (1,449)     16,717
Net realized gain (loss)                                 (19,350)     24,450     228,904     173,012
Unrealized appreciation (depreciation) during the
period                                                    85,970    (293,642)    491,722     153,131
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          290,407      52,745     719,177     342,860
Changes from principal transactions:
   Purchase payments                                      30,508     140,013      34,290     215,219
   Transfers between sub-accounts and the
   company                                              (216,683)   (461,555)   (111,344)    477,494
   Withdrawals                                          (262,368)   (230,460)   (292,621)    (88,393)
   Annual contract fee                                   (12,950)    (14,399)    (15,992)    (10,763)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (461,493)   (566,401)   (385,667)    593,557
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity    (171,086)   (513,656)    333,510     936,417
Contract owners' equity at beginning of period         3,725,968   4,239,624   3,400,470   2,464,053
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $3,554,882  $3,725,968  $3,733,980  $3,400,470
                                                      ==========  ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                      Scudder Fixed Income-B   Scudder Money Market-B
                                                      ----------------------  ------------------------
                                                         2006        2005         2006         2005
                                                      ----------  ----------  -----------  -----------
Income:
   Dividends                                          $  238,167  $  295,709  $   158,840  $    54,758
Expenses:
   Mortality and expense risk and administration
   charges                                               121,223     121,869       65,568       35,683
                                                      ----------  ----------  -----------  -----------
Net investment income (loss)                             116,944     173,840       93,272       19,075
Net realized gain (loss)                                 (58,469)    (13,939)      (4,725)         (28)
Unrealized appreciation (depreciation) during the
period                                                   124,429    (143,548)           0            0
                                                      ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners equity
from operations                                          182,904      16,353       88,547       19,047
Changes from principal transactions:
   Purchase payments                                      58,091     376,289       29,593    2,820,551
   Transfers between sub-accounts and the
   company                                               287,579      55,309    1,676,957   (1,395,210)
   Withdrawals                                          (560,109)   (495,020)  (2,348,049)     (45,241)
   Annual contract fee                                   (21,782)    (23,626)     (12,119)     (11,703)
                                                      ----------  ----------  -----------  -----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (236,221)    (87,048)    (653,618)   1,368,397
                                                      ----------  ----------  -----------  -----------
Total increase (decrease) in contract owners' equity     (53,317)    (70,695)    (565,071)   1,387,444
Contract owners' equity at beginning of period         7,593,395   7,664,090    3,737,984    2,350,540
                                                      ----------  ----------  -----------  -----------
Contract owners' equity at end of period              $7,540,078  $7,593,395  $ 3,172,913  $ 3,737,984
                                                      ==========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Sub-Account
                                                      -------------------------------------------------------
                                                      Scudder Small Cap Growth-B  Scudder Technology Growth-B
                                                      --------------------------  ---------------------------
                                                           2006        2005            2006        2005
                                                        ----------  ----------      ----------  ----------
Income:
   Dividends                                            $       --  $       --      $       --  $    1,871
Expenses:
   Mortality and expense risk and administration
   charges                                                  56,727      53,441          27,353      25,407
                                                        ----------  ----------      ----------  ----------
Net investment income (loss)                               (56,727)    (53,441)        (27,353)    (23,536)
Net realized gain (loss)                                   147,127      76,657          34,804      14,801
Unrealized appreciation (depreciation) during the
period                                                      21,521     199,123         (53,895)     46,045
                                                        ----------  ----------      ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                            111,921     222,339         (46,444)     37,310
Changes from principal transactions:
   Purchase payments                                        52,607     151,572          30,518     125,654
   Transfers between sub-accounts and the
   company                                                (197,460)    470,432         109,466     107,382
   Withdrawals                                            (364,683)   (119,974)       (237,620)    (82,175)
   Annual contract fee                                     (12,377)    (12,352)         (6,673)     (6,157)
                                                        ----------  ----------      ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                              (521,913)    489,678        (104,309)    144,704
                                                        ----------  ----------      ----------  ----------
Total increase (decrease) in contract owners' equity      (409,992)    712,017        (150,753)    182,014
Contract owners' equity at beginning of period           3,614,806   2,902,789       1,724,406   1,542,392
                                                        ----------  ----------      ----------  ----------
Contract owners' equity at end of period                $3,204,814  $3,614,806      $1,573,653  $1,724,406
                                                        ==========  ==========      ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      -----------------------------------------------------
                                                      Scudder Total Return-B  Scudder Davis Venture Value-B
                                                      ----------------------  -----------------------------
                                                         2006        2005            2006        2005
                                                      ----------  ----------     -----------  ----------
Income:
   Dividends                                          $   60,279  $   69,683     $    21,553  $   25,330
Expenses:
   Mortality and expense risk and administration
   charges                                                43,445      47,620         123,512     114,281
                                                      ----------  ----------     -----------  ----------
Net investment income (loss)                              16,834      22,063        (101,959)    (88,951)
Net realized gain (loss)                                  61,852      46,226         425,552     117,374
Unrealized appreciation (depreciation) during the
period                                                   128,842      (9,442)        561,526     482,134
                                                      ----------  ----------     -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          207,528      58,847         885,119     510,557
Changes from principal transactions:
   Purchase payments                                      19,425     126,375          85,667     409,179
   Transfers between sub-accounts and the
   company                                              (109,129)    (40,245)       (634,858)    431,063
   Withdrawals                                          (319,480)   (624,809)       (600,034)   (122,214)
   Annual contract fee                                   (11,123)    (13,145)        (26,986)    (23,734)
                                                      ----------  ----------     -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (420,307)   (551,824)     (1,176,211)    694,294
                                                      ----------  ----------     -----------  ----------
Total increase (decrease) in contract owners' equity    (212,779)   (492,977)       (291,092)  1,204,851
Contract owners' equity at beginning of period         2,805,392   3,298,369       7,753,714   6,548,863
                                                      ----------  ----------     -----------  ----------
Contract owners' equity at end of period              $2,592,613  $2,805,392     $ 7,462,622  $7,753,714
                                                      ==========  ==========     ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      -------------------------------------------------
                                                      Scudder Dreman Financial    Scudder Dreman High
                                                           Services-B (19)          Return Equity-B
                                                      ------------------------  -----------------------
                                                          2006         2005        2006         2005
                                                       -----------  ----------  -----------  ----------
Income:
   Dividends                                           $   368,730  $   24,546  $   628,282  $   98,674
Expenses:
   Mortality and expense risk and administration
   charges                                                  20,554      26,066      158,183     117,675
                                                       -----------  ----------  -----------  ----------
Net investment income (loss)                               348,176      (1,520)     470,099     (19,001)
Net realized gain (loss)                                  (125,836)     10,772      490,903     118,475
Unrealized appreciation (depreciation) during the
period                                                    (133,001)    (42,147)     664,395     343,571
                                                       -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                             89,339     (32,895)   1,625,397     443,045
Changes from principal transactions:
   Purchase payments                                         7,892      93,642      124,443     376,999
   Transfers between sub-accounts and the
   company                                              (1,607,059)     23,021    4,580,743     863,133
   Withdrawals                                            (200,316)    (44,825)    (932,903)   (236,838)
   Annual contract fee                                      (6,345)     (6,922)     (36,907)    (28,954)
                                                       -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (1,805,828)     64,916    3,735,376     974,340
                                                       -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity    (1,716,489)     32,021    5,360,773   1,417,385
Contract owners' equity at beginning of period           1,716,489   1,684,468    8,238,139   6,820,754
                                                       -----------  ----------  -----------  ----------
Contract owners' equity at end of period               $        --  $1,716,489  $13,598,912  $8,238,139
                                                       ===========  ==========  ===========  ==========

(19) On September 18, 2006, the Scudder Dreman Financial Services - B sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Sub-Account
                                                      --------------------------------------------
                                                                                 Scudder Salomon
                                                      Scudder Dreman Small        Aggressive
                                                           Cap Value-B         Growth- B (20, 21)
                                                      ----------------------  --------------------
                                                          2006       2005        2006       2005
                                                      ----------  ----------  ---------  ---------
Income:
   Dividends                                          $  523,357  $  472,814  $ 205,493  $      --
Expenses:
   Mortality and expense risk and administration
   charges                                                97,382      84,166     11,046     14,002
                                                      ----------  ----------  ---------  ---------
Net investment income (loss)                             425,975     388,648    194,447    (14,002)
Net realized gain (loss)                                 439,692     128,656    (13,285)    59,864
Unrealized appreciation (depreciation) during the
period                                                   426,308     (99,926)  (115,057)    38,120
                                                      ----------  ----------  ---------  ---------
Net increase (decrease) in contract owners equity
from operations                                        1,291,975     417,378     66,105     83,982
Changes from principal transactions:
   Purchase payments                                     115,043     276,151      2,015     30,296
   Transfers between sub-accounts and the
   company                                              (635,255)    304,378   (617,768)  (392,722)
   Withdrawals                                          (449,844)   (135,883)  (147,197)   (14,752)
   Annual contract fee                                   (24,399)    (21,169)    (2,739)    (2,563)
                                                      ----------  ----------  ---------  ---------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (994,455)    423,477   (765,689)  (379,741)
                                                      ----------  ----------  ---------  ---------
Total increase (decrease) in contract owners' equity     297,520     840,855   (699,584)  (295,759)
Contract owners' equity at beginning of period         5,911,775   5,070,920    699,584    995,343
                                                      ----------  ----------  ---------  ---------
Contract owners' equity at end of period              $6,209,295  $5,911,775  $      --  $ 699,584
                                                      ==========  ==========  =========  =========

(20) On August 1, 2005, the Scudder Invesco Dynamic Growth -B sub-account was renamed Scudder Salomon Aggressive Growth - Bsub-account through a vote of the Board of Directors.

(21) On December 6, 2006, Scudder Salomon Aggressive Growth - B sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      -----------------------------------------------
                                                      Scudder Janus Growth &   Scudder Janus Growth
                                                             Income-B           Opportunities-B (22)
                                                      ----------------------  -----------------------
                                                         2006        2005        2006         2005
                                                      ----------  ----------  -----------  ----------
Income:
   Dividends                                          $    5,547  $       --  $        --  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                37,275      34,974       14,795      11,510
                                                      ----------  ----------  -----------  ----------
Net investment income (loss)                             (31,728)    (34,974)     (14,795)    (11,510)
Net realized gain (loss)                                 161,710      41,096       10,515      69,817
Unrealized appreciation (depreciation) during the
period                                                    15,832     216,492      (69,240)      5,198
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          145,814     222,614      (73,520)     63,505
Changes from principal transactions:
   Purchase payments                                      14,976     187,812        4,029      32,866
   Transfers between sub-accounts and the
   company                                              (188,823)    119,334   (1,104,607)    723,184
   Withdrawals                                          (289,493)    (79,883)     (54,140)    (31,129)
   Annual contract fee                                    (7,858)     (7,477)      (4,446)     (1,995)
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (471,198)    219,786   (1,159,164)    722,926
                                                      ----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity    (325,384)    442,400   (1,232,684)    786,431
Contract owners' equity at beginning of period         2,502,643   2,060,243    1,232,684     446,253
                                                      ----------  ----------  -----------  ----------
Contract owners' equity at end of period              $2,177,259  $2,502,643  $        --  $1,232,684
                                                      ==========  ==========  ===========  ==========

(22) On December 6, 2006, the Scudder Janus Growth Opportunities - B sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                             Scudder MFS             Scudder Oak
                                                      Strategic Value-B (23)   Strategic Equity-B (24)
                                                      -----------------------  -----------------------
                                                          2006        2005         2006        2005
                                                      -----------  ----------  -----------  ----------
Income:
   Dividends                                          $   192,778  $  375,236  $        --  $       --
Expenses:
   Mortality and expense risk and administration
   charges                                                 39,960      60,924       19,664      26,343
                                                      -----------  ----------  -----------  ----------
Net investment income (loss)                              152,818     314,312      (19,664)    (26,343)
Net realized gain (loss)                                   (5,780)    109,893       60,127      (6,378)
Unrealized appreciation (depreciation) during the
period                                                    (41,139)   (529,226)     (12,721)    (72,835)
                                                      -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           105,899    (105,021)      27,742    (105,556)
Changes from principal transactions:
   Purchase payments                                       14,096     195,798       25,283      82,933
   Transfers between sub-accounts and the
   company                                             (3,622,290)   (435,338)  (1,289,996)   (361,082)
   Withdrawals                                           (143,509)    (76,715)    (174,438)    (36,001)
   Annual contract fee                                     (8,896)    (11,813)      (4,351)     (6,039)
                                                      -----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (3,760,599)   (328,068)  (1,443,502)   (320,189)
                                                      -----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity   (3,654,700)   (433,089)  (1,415,760)   (425,745)
Contract owners' equity at beginning of period          3,654,700   4,087,789    1,415,760   1,841,505
                                                      -----------  ----------  -----------  ----------
Contract owners' equity at end of period              $        --  $3,654,700  $        --  $1,415,760
                                                      ===========  ==========  ===========  ==========

(23) On September 18, 2006, the Scudder MFS Strategic Value - B sub-account ceased operations through a vote of the Board of Directors.

(24) On December 6, 2006, the Scudder Oak Strategic Equity - B sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      -----------------------------------------------
                                                           Scudder Turner
                                                          Mid Cap Growth-B      Scudder Real Estate-B
                                                      -----------------------  ----------------------
                                                          2006        2005        2006        2005
                                                      -----------  ----------  ----------  ----------
Income:
   Dividends                                          $  218,164   $       --  $   80,192  $  380,352
Expenses:
   Mortality and expense risk and administration
   charges                                                42,626       36,427      75,436      68,312
                                                      ----------   ----------  ----------  ----------
Net investment income (loss)                             175,538      (36,427)      4,756     312,040
Net realized gain (loss)                                  (7,713)     151,640     409,151     218,951
Unrealized appreciation (depreciation) during the
period                                                  (101,024)     113,067   1,017,684    (126,023)
                                                      ----------   ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                           66,801      228,280   1,431,591     404,968
Changes from principal transactions:
   Purchase payments                                      54,025      135,866      88,965     158,789
   Transfers between sub-accounts and the
   company                                              (173,939)     513,305    (408,163)   (240,349)
   Withdrawals                                          (146,009)     (36,062)   (349,296)    (98,620)
   Annual contract fee                                   (11,408)      (7,876)    (18,472)    (16,481)
                                                      ----------   ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (277,331)     605,233    (686,966)   (196,661)
                                                      ----------   ----------  ----------  ----------
Total increase (decrease) in contract owners' equity    (210,530)     833,513     744,625     208,307
Contract owners' equity at beginning of period         2,725,202    1,891,689   4,382,802   4,174,495
                                                      ----------   ----------  ----------  ----------
Contract owners' equity at end of period              $2,514,672   $2,725,202  $5,127,427  $4,382,802
                                                      ==========   ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      -----------------------------------------------
                                                         Scudder Strategic        Scudder Income
                                                             Income-B         Allocation - B (25, 26)
                                                      ----------------------  -----------------------
                                                         2006        2005          2006       2005
                                                      ----------  ----------  -----------  ----------
Income:
   Dividends                                          $  130,939  $  182,962  $    79,412  $      549
Expenses:
   Mortality and expense risk and administration
   charges                                                39,693      37,177       17,622      14,439
                                                      ----------  ----------  -----------  ----------
Net investment income (loss)                              91,246     145,785       61,790     (13,890)
Net realized gain (loss)                                 (12,362)     (3,817)     (11,313)     10,695
Unrealized appreciation (depreciation) during the
period                                                    86,666    (135,618)     (28,744)     27,232
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          165,550       6,350       21,733      24,037
Changes from principal transactions:
   Purchase payments                                      14,378     196,360       75,475   1,002,256
   Transfers between sub-accounts and the
   company                                               144,947     140,865   (1,329,176)     81,994
   Withdrawals                                          (171,746)    (95,960)     (27,788)     (5,680)
   Annual contract fee                                    (8,703)     (7,779)      (1,135)     (1,521)
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             (21,124)    233,486   (1,282,624)  1,077,049
                                                      ----------  ----------  -----------  ----------
Total increase (decrease) in contract owners' equity     144,426     239,836   (1,260,891)  1,101,086
Contract owners' equity at beginning of period         2,353,863   2,114,027    1,260,891     159,805
                                                      ----------  ----------  -----------  ----------
Contract owners' equity at end of period              $2,498,289  $2,353,863  $        --  $1,260,891
                                                      ==========  ==========  ===========  ==========

(25) On February 6, 2006, the Scudder Conservative Income Strategy - B sub-account was renamed Scudder Income Allocation - B sub-account through a vote of the Board of Directors.

(26) On September 18, 2006 Scudder Income Allocation - B sub-account ceased operation through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                          Scudder Moderate       Scudder Conservative
                                                         Allocation - B (27)      Allocation - B (28)
                                                      ------------------------  ----------------------
                                                          2006         2005        2006        2005
                                                      -----------  -----------  ----------  ----------
Income:
   Dividends                                          $   378,959  $    17,059  $  131,312  $    6,825
Expenses:
   Mortality and expense risk and administration
   charges                                                403,121      218,825     128,198      68,090
                                                      -----------  -----------  ----------  ----------
Net investment income (loss)                              (24,162)    (201,766)      3,114     (61,265)
Net realized gain (loss)                                  102,600      150,139      92,710      11,470
Unrealized appreciation (depreciation) during the
period                                                  2,050,547      658,035     424,950     192,036
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                         2,128,985      606,408     520,774     142,241
Changes from principal transactions:
   Purchase payments                                    1,238,790   11,519,856     702,619   4,158,693
   Transfers between sub-accounts and the
   company                                                589,932    2,222,392   1,445,610     402,362
   Withdrawals                                           (355,155)    (441,820)    (97,419)   (209,876)
   Annual contract fee                                    (13,421)      (4,650)     (3,394)       (303)
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                            1,460,146   13,295,778   2,047,416   4,350,876
                                                      -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners' equity    3,589,131   13,902,186   2,568,190   4,493,117
Contract owners' equity at beginning of period         22,689,775    8,787,589   6,458,338   1,965,221
                                                      -----------  -----------  ----------  ----------
Contract owners' equity at end of period              $26,278,906  $22,689,775  $9,026,528  $6,458,338
                                                      ===========  ===========  ==========  ==========

(27) On February 6, 2006, the Scudder Growth & Income Strategy - B sub-account was renamed Scudder Moderate Allocation - B sub-account through a vote of the Board of Directors.

(28) On February 6, 2006, the Scudder Income & Growth Strategy - B sub-account was renamed Scudder Conservative Allocation - B sub-account through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                           Scudder Growth         Scudder Templeton
                                                        Allocation - B (29)     Foreign Value - B (30)
                                                      ------------------------  ----------------------
                                                          2006         2005         2006      2005
                                                      -----------  -----------   ---------  --------
Income:
   Dividends                                          $   536,508  $    20,452   $ 233,032  $  1,342
Expenses:
   Mortality and expense risk and administration
   charges                                                550,379      270,974       8,252     1,298
                                                      -----------  -----------   ---------  --------
Net investment income (loss)                              (13,871)    (250,522)    224,780        44
Net realized gain (loss)                                  454,009      126,404    (146,226)      258
Unrealized appreciation (depreciation) during the
period                                                  2,976,851    1,191,640     (10,668)    7,810
                                                      -----------  -----------   ---------  --------
Net increase (decrease) in contract owners equity
from operations                                         3,416,989    1,067,522      67,886     8,112
Changes from principal transactions:
   Purchase payments                                    2,206,256   20,579,368       7,026    21,063
   Transfers between sub-accounts and the
   company                                                226,572    2,711,349    (175,702)   44,423
   Withdrawals                                         (1,497,111)    (210,250)    (25,721)        0
   Annual contract fee                                    (27,652)      (1,467)       (756)     (296)
                                                      -----------  -----------   ---------  --------
Net increase (decrease) in contract owners' equity
from principal transactions:                              908,065   23,079,000    (195,153)   65,190
                                                      -----------  -----------   ---------  --------
Total increase (decrease) in contract owners' equity    4,325,054   24,146,522    (127,267)   73,302
Contract owners' equity at beginning of period         31,024,783    6,878,261     127,267    53,965
                                                      -----------  -----------   ---------  --------
Contract owners' equity at end of period              $35,349,837  $31,024,783   $      --  $127,267
                                                      ===========  ===========   =========  ========

(29) On February 6, 2006, the Scudder Growth Strategy - B sub-account was renamed Scudder Growth Allocation - B sub-account through a vote of the Board of Directors.

(30) On December 6, 2006, Scudder Templeton Foreign Value Class B sub-account ceased operations through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Sub-Account
                                                      -------------------------------------------
                                                        Scudder Mercury
                                                      Large Cap Core - B(31)  Scudder Bond-B (13)
                                                      ----------------------  -------------------
                                                          2006     2005          2006      2005
                                                        --------  --------     --------  -------
Income:
   Dividends                                            $ 13,451  $    130     $  5,451  $     --
Expenses:
   Mortality and expense risk and administration
   charges                                                 1,406       256        5,830     1,471
                                                        --------  --------     --------  --------
Net investment income (loss)                              12,045      (126)        (379)   (1,471)
Net realized gain (loss)                                      98        31          656        28
Unrealized appreciation (depreciation) during the
period                                                    (3,364)    3,263       15,552     1,956
                                                        --------  --------     --------  --------
Net increase (decrease) in contract owners equity
from operations                                            8,779     3,168       15,829       513
Changes from principal transactions:
   Purchase payments                                           0     5,000            0    26,830
   Transfers between sub-accounts and the
   company                                               (85,476)   72,600      394,549   128,052
   Withdrawals                                            (6,754)        0      (55,791)     (884)
   Annual contract fee                                      (390)      (14)      (1,566)     (508)
                                                        --------  --------     --------  --------
Net increase (decrease) in contract owners' equity
from principal transactions:                             (92,620)   77,586      337,192   153,490
                                                        --------  --------     --------  --------
Total increase (decrease) in contract owners' equity     (83,841)   80,754      353,021   154,003
Contract owners' equity at beginning of period            83,841     3,087      154,003         0
                                                        --------  --------     --------  --------
Contract owners' equity at end of period                $     --  $ 83,841     $507,024  $154,003
                                                        ========  ========     ========  ========

(31) On December 6, 2006, the Scudder Mercury Large Cap Core - B sub-account ceased operation through a vote of the Board of Directors.

(13) Commencement of Operations, April 29, 2005, through vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                         Sub-Account
                                                      ------------------------------------------------
                                                         Scudder Equity 500         Alger American
                                                           Index - B (31)             Balanced- B
                                                      ------------------------  ----------------------
                                                          2006         2005        2006        2005
                                                      -----------  -----------  ----------  ----------
Income:
   Dividends                                          $    75,375  $        --  $  240,398  $   62,242
Expenses:
   Mortality and expense risk and administration
   charges                                                135,066       44,695      59,410      65,391
                                                      -----------  -----------  ----------  ----------
Net investment income (loss)                              (59,691)     (44,695)    180,988      (3,149)
Net realized gain (loss)                                  132,222      (16,309)     25,763      86,049
Unrealized appreciation (depreciation) during the
period                                                    991,895      107,384    (112,409)    166,314
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                         1,064,426       46,380      94,342     249,214
Changes from principal transactions:
   Purchase payments                                       99,758       81,522      33,371     187,609
   Transfers between sub-accounts and the
   company                                             (1,589,566)   9,222,088      38,219    (904,380)
   Withdrawals                                           (579,327)     (61,963)   (363,903)    (89,977)
   Annual contract fee                                    (38,324)           0     (14,849)    (16,072)
                                                      -----------  -----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                           (2,107,459)   9,241,647    (307,162)   (822,820)
                                                      -----------  -----------  ----------  ----------
Total increase (decrease) in contract owners' equity   (1,043,033)   9,288,027    (212,820)   (573,606)
Contract owners' equity at beginning of period          9,288,027            0   3,902,557   4,476,163
                                                      -----------  -----------  ----------  ----------
Contract owners' equity at end of period              $ 8,244,994  $ 9,288,027  $3,689,737  $3,902,557
                                                      ===========  ===========  ==========  ==========

(31) On September 16, 2005, the Scudder Equity 500 Index - B sub-account commenced operation through a vote of the Board of Directors.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        Sub-Account
                                                      ----------------------------------------------
                                                          Alger American      Credit Suisse Emerging
                                                       Leveraged  All Cap- B        Markets-B
                                                      ----------------------  ----------------------
                                                         2006        2005         2006       2005
                                                      ----------  ----------  ----------  ----------
Income:
   Dividends                                          $       --  $       --  $   38,236  $   13,450
Expenses:
   Mortality and expense risk and administration
   charges                                                23,918      17,476      34,666      27,886
                                                      ----------  ----------  ----------  ----------
Net investment income (loss)                             (23,918)    (17,476)      3,570     (14,436)
Net realized gain (loss)                                  76,127      25,870     464,509      96,280
Unrealized appreciation (depreciation) during the
period                                                   172,840     119,375      90,497     369,095
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                          225,049     127,769     558,576     450,939
Changes from principal transactions:
   Purchase payments                                      58,614      40,012      12,046      63,969
   Transfers between sub-accounts and the
   company                                               355,770     (75,237)   (340,933)    335,353
   Withdrawals                                          (114,060)    (21,728)   (341,690)    (49,505)
   Annual contract fee                                    (6,866)     (4,722)     (8,936)     (6,947)
                                                      ----------  ----------  ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                             293,458     (61,675)   (679,513)    342,870
                                                      ----------  ----------  ----------  ----------
Total increase (decrease) in contract owners' equity     518,507      66,094    (120,937)    793,809
Contract owners' equity at beginning of period         1,179,158   1,113,064   2,137,652   1,343,843
                                                      ----------  ----------  ----------  ----------
Contract owners' equity at end of period              $1,697,665  $1,179,158  $2,016,715  $2,137,652
                                                      ==========  ==========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     Sub-Account
                                                      -----------------------------------------
                                                      Credit Suisse Global    Dreyfus Socially
                                                          Post Venture          Responsible
                                                            Capital-B            Growth -B
                                                      --------------------  -------------------
                                                         2006       2005      2006       2005
                                                      ---------  ---------  --------  ---------
Income:
   Dividends                                          $      --  $      --  $     --  $      --
Expenses:
   Mortality and expense risk and administration
   charges                                                8,342      6,316     5,469      6,372
                                                      ---------  ---------  --------  ---------
Net investment income (loss)                             (8,342)    (6,316)   (5,469)    (6,372)
Net realized gain (loss)                                 58,230      8,263    11,067      9,157
Unrealized appreciation (depreciation) during the
period                                                   (1,712)    52,254    17,055     (3,880)
                                                      ---------  ---------  --------  ---------
Net increase (decrease) in contract owners equity
from operations                                          48,176     54,201    22,653     (1,095)
Changes from principal transactions:
   Purchase payments                                      1,306     24,103       670     12,964
   Transfers between sub-accounts and the
   company                                               23,545     27,670   (41,969)  (114,022)
   Withdrawals                                          (58,291)    (7,235)  (26,887)   (30,376)
   Annual contract fee                                   (2,255)    (1,741)   (1,403)    (1,539)
                                                      ---------  ---------  --------  ---------
Net increase (decrease) in contract owners' equity
from principal transactions:                            (35,695)    42,797   (69,589)  (132,973)
                                                      ---------  ---------  --------  ---------
Total increase (decrease) in contract owners' equity     12,481     96,998   (46,936)  (134,068)
Contract owners' equity at beginning of period          454,718    357,720   349,559    483,627
                                                      ---------  ---------  --------  ---------
Contract owners' equity at end of period              $ 467,199  $ 454,718  $302,623  $ 349,559
                                                      =========  =========  ========  =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Sub-Account
                                                      ---------------------------------------------------
                                                      Dreyfus VIF Mid Cap Stock-B    AIM VI Utilities- B
                                                      ---------------------------  ----------------------
                                                           2006        2005           2006        2005
                                                        ----------  ----------     ----------  ----------
Income:
   Dividends                                            $  929,199  $   20,853     $   81,953  $   32,082
Expenses:
   Mortality and expense risk and administration
   charges                                                  89,112      84,338         24,989      21,276
                                                        ----------  ----------     ----------  ----------
Net investment income (loss)                               840,087     (63,485)        56,964      10,806
Net realized gain (loss)                                   170,324      80,639        138,184      62,323
Unrealized appreciation (depreciation) during the
period                                                    (688,996)    366,496        122,726      96,254
                                                        ----------  ----------     ----------  ----------
Net increase (decrease) in contract owners equity
from operations                                            321,415     383,650        317,874     169,383
Changes from principal transactions:
   Purchase payments                                        63,100     159,449          8,680      27,552
   Transfers between sub-accounts and the
   company                                                 (48,608)    116,949        (16,282)    222,190
   Withdrawals                                            (751,357)   (137,625)      (134,575)    (15,122)
   Annual contract fee                                     (22,414)    (21,065)        (5,236)     (5,109)
                                                        ----------  ----------     ----------  ----------
Net increase (decrease) in contract owners' equity
from principal transactions:                              (759,279)    117,708       (147,413)    229,511
                                                        ----------  ----------     ----------  ----------
Total increase (decrease) in contract owners' equity      (437,864)    501,358        170,461     398,894
Contract owners' equity at beginning of period           5,572,545   5,071,187      1,421,990   1,023,096
                                                        ----------  ----------     ----------  ----------
Contract owners' equity at end of period                $5,134,681  $5,572,545     $1,592,451  $1,421,990
                                                        ==========  ==========     ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Total
                                                      ------------------------------
                                                           2006            2005
                                                      --------------  --------------
Income:
   Dividends                                          $  248,555,495  $   78,042,482
Expenses:
   Mortality and expense risk and administration
   charges                                                52,456,173      37,690,595
                                                      --------------  --------------
Net investment income (loss)                             196,099,322      40,351,887
Net realized gain (loss)                                  47,573,865      23,513,737
Unrealized appreciation (depreciation) during the
period                                                    83,895,568      64,866,245
                                                      --------------  --------------
Net increase (decrease) in contract owners equity
from operations                                          327,568,755     128,731,869
Changes from principal transactions:
   Purchase payments                                     743,373,344     707,848,466
   Transfers between sub-accounts and the
   company                                               103,694,240      77,607,977
   Withdrawals                                          (259,454,333)   (180,428,714)
   Annual contract fee                                    (4,275,247)     (3,590,682)
                                                      --------------  --------------
Net increase (decrease) in contract owners' equity
from principal transactions:                             583,338,004     601,437,047
                                                      --------------  --------------
Total increase (decrease) in contract owners' equity     910,906,759     730,168,916
Contract owners' equity at beginning of period         2,852,435,530   2,122,266,614
                                                      --------------  --------------
Contract owners' equity at end of period              $3,763,342,289  $2,852,435,530
                                                      ==============  ==============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the Account) is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the Company). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of one hundred twenty six sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the Trust), twenty nine sub-accounts which are invested in a corresponding Portfolio of the Scudder Variable Series Trust, two sub-accounts which are invested in a corresponding Portfolio of the Alger American Fund, two sub-accounts which are invested in a corresponding Portfolio of the Credit Suisse Trust, two sub-accounts which are invested in a corresponding Portfolio of the Dreyfus Service Corporation, one sub-account which is invested in a corresponding Portfolio of the Invesco VIF Funds and three sub-accounts which are invested in a corresponding Portfolio of Merrill Lynch Variable Series Funds, Inc (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts (the Contracts) issued by the Company. The Account includes 214 contracts, distinguished principally by the level of expenses and surrender charges. These 214 contracts are as follows:
Venture Variable Annuity 1, 3, 7, 8, 10, 11, 12, 13, 14, 15, 16, 17, 18, 20, 21,
22, 23, 25, 26, 27, 28, 30, 31, 32, 33, 34, 40, 41, 42, 43, 50, 51, 52, 53, 55,
56, 58, 60, 61, 63, 64, 65, 66, 67, 68, 70, 71, 73, 74, 75, 76, 77, 78, 80, 81,
82, 83, 84, 85, 86, 87, 88, 90, 91, 92, 93 (VEN 1, 3, 7, 8, 17, 18, 20, 21, 22,
23, 25, 26, 27, 28, 30, 31, 32, 33, 34, 40, 41, 42, 43, 50, 51, 52, 53, 55, 56,
58, 80, 81, 82, 83, 84, 90, 91, 92, 93 VENR 21, 23, 31, 41, 51, 53, 61, 71, 18,
60, 61, 63, 64, 65, 66, 67, 68, 70, 71, 73, 74, 75, 76, 77, 78, 80, 81, 83, 84,
85, 86, 87, 88), Venture Vantage Annuity 10, 11, 12, 13, 15, 16, 17, 18, 19, 20,
21, 22, 23, 25, 26, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41, 42, 43, 44,
45, 46, 47, 48, 49, 50, 51, 52, 53, 55, 56, 60, 61, 62, 63, 65, 66, 67, 68, 69,
70, 71, 72, 73, 75, 76, 80, 81, 82, 83, 85, 86 (VTG 10, 11, 12, 13, 15, 16, 17,
18, 19, 20, 21, 22, 23, 25, 26, 30, 31, 32, 33, 34, 35, 36, 37, 38, 39, 40, 41,
42, 43, 44, 45, 46, 47, 48, 49, 50, 51, 52, 53, 55, 56, 60, 61, 62, 63, 65, 66,
67, 68, 69, 70, 71, 72, 73, 75, 76, 80, 81, 82, 83, 85, 86), Venture Vision
Variable Annuity 5, 6, 25, 26, 27, 28, 29, 25B, 26B, 27B, 28B (VIS 5, 6, 25, 26,
27, 28, 29, 25B, 26B, 27B, 28B), Venture No-load Rollover Annuity (MRP) (MRPG01, MRPI01, VSTG01, VSTI01) Scudder Wealthmark Variable Annuity (WV A1E, A1I, A1W, A2E, A2I, A2W, A3E, A3I, A3W, B1E, B1I, B1W, B2E, B2I, B2W, B3E, B3I, B3W) and Scudder Wealthmark ML3 Variable Annuity (W3 A1I, A1W, A3I, A3W, B1I, B3I, B1W, B3W, G1I, G1W, G3I, G3W, N1I, N1W, N3I, N3W).

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the John Hancock Trust ("Trust) may offer two classes of units to fund variable annuity contracts issued by the Company. These classes, Class A and Class B, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Class A represents interests in Series I shares of the Portfolio and Class B represents interests in Series II shares of the Trust's Portfolio. Series I and Series II shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

1. ORGANIZATION (CONTINUED)

On April 29, 2005, fifteen sub-accounts ceased operations through a vote of the Board of Directors: Diversified Bond Class A and Class B, Overseas Class A and Class B, Aggressive Growth Class A and Class B, Small Company Blend Class A and Class B, Strategic Growth Class A and Class B, Great Companies Class B, Scudder 21st Century Growth, Scudder Eagle Focused Large Cap Growth, Scudder Focus Value and Growth.

On April 29, 2005, fourteen sub-accounts commenced operations through a vote of the Board of Directors: Small Cap Opportunities Class A, US Global Leaders Class A, Active Bond Class A, Active Bond Class B, CGTC Overseas Equity Class B, Independence Investment LLC - Small Cap Class B, Marisco International Opportunities Class B, T Rowe Price Mid Value Class B, UBS Large Cap Class B, US High Yield Bond Class B, Wellington Small Cap Growth Class B, Wellington Small Cap Value Class B, Wells Capital Core Bond Class B, and Scudder Bond Class B.

On April 29, 2005, the John Hancock VST International Equity Index sub-account was renamed John Hancock International Equity Index Class A through a vote of the Board of Directors.

On August 1, 2005, the American Bond - B sub-account commenced operations through a vote of the Board of Directors.

On August 1, 2005, the Scudder Invesco Dynamic Growth sub-account was renamed Scudder Salomon Aggressive Growth sub-account through a vote of the Board of Directors in order to reflect a name change of the corresponding underlying Portfolio.

On September 16, 2005, the Scudder Index 500 - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder Equity 500 Index - B sub-account.

On September 16, 2005, the Scudder Equity 500 Index - B sub-account commenced operations through a vote of the Board of Directors.

On October 28, 2005, the Scudder Aggressive Growth - B sub-account was renamed Scudder Mid Cap Growth - B sub-account through vote of the Board of Directors in order to reflect a name change of the corresponding underlying Portfolio.

On February 6, 2006, the Scudder Conservative Income - B sub-account was renamed Scudder Income Allocation - B sub-account through a vote of the Board of Directors.

On February 6, 2006, the Scudder Growth & Income - B sub-account was renamed Scudder Moderate Allocation - B sub-account through a vote of the Board of Directors.

On February 6, 2006, the Scudder Income & Growth - B sub-account was renamed Scudder Conservative Allocation - B sub-account through a vote of the Board of Directors.

On February 6, 2006, the Scudder Growth Strategy - B sub-account was renamed Scudder Growth Allocation - B sub-account through a vote of the Board of Directors.

On February 16, 2006, the Index Allocation - B sub-account commenced operations through a vote of the Board or Directors.

On May 1, 2006, the Growth & Income sub-account was renamed U.S. Core through a vote of the Board of Directors.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

On May 1, 2006, the Global Equity - B sub-account was renamed Global Trust sub-account through a vote of the Board of Directors.

1. ORGANIZATION (CONTINUED)

On May 1, 2006, the Pacific Rim Emerging Markets sub-account was renamed Pacific Rim sub-account through a vote of the Board of Directors.

On May 1, 2006, the International Stock sub-account was renamed International Core sub-account through a vote of the Board of Directors.

On May 1, 2006, the Lifestyle Aggressive 1000 sub-account was renamed Lifestyle Aggressive sub-account through a vote of the Board of Directors.

On May 1, 2006, the Lifestyle Growth 820 sub-account was renamed Lifestyle Growth sub-account through a vote of the Board of Directors.

On May 1, 2006, the Lifestyle Balanced 640 sub-account was renamed Lifestyle Balanced sub-account through a vote of the Board of Directors.

On May 1, 2006, the Lifestyle Moderate 460 sub-account was renamed Lifestyle Moderate sub-account through a vote of the Board of Directors.

On May 1, 2006, the Lifestyle Conservative 280 sub-account was renamed Lifestyle Conservative sub-account through a vote of the Board of Directors.

On May 1, 2006, the Large Cap Growth sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Capital Appreciation sub-account.

On September 18, 2006, the Scudder Dreman Financial Services - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder Dreman High Return -B sub-account.

On September 18, 2006, the Scudder MFS Strategic Value - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder Dreman High Return - B sub-account.

On September 18, 2006, the Scudder Income Allocation - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to Scudder Conservative Income - B sub-account.

On December 1 2006, the Large Cap Value - A sub-account commenced operations through a vote of the Board of Directors.

On December 4, 2006, the Mid Cap Core - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Mid Cap Index - B sub-account.

On December 4, 2006, the Strategic Value - A sub-account and Strategic Value - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Large Cap Value - A sub-account and Large Cap Value - B sub-account.

On December 6 2006, the Scudder Salomon Aggressive Growth - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder Capital Growth sub-account.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

On December 6, 2006, the Scudder Janus Growth Opportunities - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder Capital Growth - B sub-account.

1. ORGANIZATION (CONTINUED)

On December 6, 2006, the Scudder Mercury Large Cap Core - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder Growth and Income - B sub-account.

On December 6, 2006, the Scudder Oak Strategic Equity - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder Capital Growth - B sub-account.

On December 6, 2006, the Scudder Templeton Foreign Value - B sub-account ceased operations through a vote of the Board of Directors. The funds were transferred to the Scudder International - B sub-account.

In addition to the Account, a contract owner may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

Annuity reserves are computed for contracts under which periodic benefit payments are being made according to the 1983a Individual Annuitant Mortality Table. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Account by the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Account.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

The Company assumes mortality and expense risk of the Contracts and provides administrative charges to the account for which asset charges are deducted at various rates ranging from 0.05% to 1.50%, depending on the type of contract, of net assets of the sub-account.

The Company makes certain other deductions from contract owner payments for premium taxes, guaranteed minimum death benefits, sales charges on purchases and the surrender fee and annual contract fee, which are accounted for as a reduction of net assets resulting from contract owner transactions

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2006.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

In September 2006, the FASB issued SFAS No. 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS No. 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, and requires fair value measurements to be separately disclosed by level within the hierarchy.

SFAS No. 157 will be effective for the Company beginning January 1, 2008 and will then be generally prospectively applicable. The Company is still evaluating the impact SFAS No. 157 will have on its consolidated financial position or results of operations.

3. TRANSACTIONS WITH AFFILIATES

The Company has an Administrative Services Agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC (JH Distributors). JH Distributors is 60% owned by the Company and 40% owned by John Hancock Life Insurance Company of New York (JHNY). JHNY is a wholly owned subsidiary of the Company.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS

The details of the shares owned and cost and value of investments in the Portfolios of the Trust and of the Outside Trusts at December 31, 2006 were as follows:

                                                            Details of Investments
                                                 ------------------------------------------
Sub-account                                      Shares Owned       Cost           Value
-------------------------------------------------------------------------------------------
Strategic Opportunities -- A                        1,932,528   $ 27,581,810   $ 25,876,550
Strategic Opportunities -- B                          119,115      1,207,223      1,588,987
Investment Quality Bond -- A                          977,226     11,839,950     11,394,453
Investment Quality Bond -- B                        2,308,719     27,125,080     26,873,489
U.S. Core -- A                                      3,046,251     72,666,642     65,920,872
U.S. Core -- B                                        559,185     11,852,054     12,039,251
Blue Chip Growth -- A                               2,341,355     39,622,839     45,398,866
Blue Chip Growth -- B                               1,091,754     17,550,400     21,092,687
Money Market -- A                                   2,487,482     24,874,821     24,874,821
Money Market -- B                                   3,336,107     33,361,074     33,361,074
Global Trust -- A                                   1,149,655     16,918,217     22,073,377
Global Trust -- B                                     247,448      3,610,792      4,726,247
Global Bond -- A                                      391,926      5,757,962      5,851,451
Global Bond -- B                                    1,164,059     17,216,600     17,309,561
U.S. Government Securities -- A                     1,444,154     19,687,423     19,539,399
U.S. Government Securities -- B                       810,038     10,816,099     10,951,709
Income & Value -- A                                 1,601,182     16,104,096     19,390,320
Income & Value -- B                                   902,357      9,330,157     10,855,361
Equity-Income -- A                                  3,512,868     52,286,357     65,058,317
Equity-Income -- B                                  2,045,922     32,167,071     37,726,795
Strategic Bond -- A                                 1,292,957     14,576,583     15,541,347
Strategic Bond -- B                                 1,197,783     14,086,152     14,373,396
All Cap Core -- A                                     486,474      7,844,637      9,534,890
All Cap Core -- B                                      68,714      1,026,166      1,341,296
All Cap Growth -- A                                   934,223     13,966,844     16,657,204
All Cap Growth -- B                                   240,708      3,477,814      4,253,303
International Small Cap -- A                          330,586      6,028,987      8,036,555
International Small Cap -- B                          284,837      5,307,846      6,935,770
Pacific Rim -- A                                      240,415      2,447,229      3,135,010
Pacific Rim -- B                                      305,507      3,536,177      3,968,537
Science & Technology -- A                           1,122,786     12,950,441     13,945,003
Science & Technology -- B                             460,676      5,128,227      5,689,348
Emerging Small Company -- A                           199,402      5,089,645      5,866,398
Emerging Small Company -- B                           170,276      4,620,579      4,966,937
International Core -- A                               344,324      3,750,079      5,223,393
International Core -- B                               205,190      2,680,585      3,122,997
Value -- A                                            548,336      9,339,093     12,458,196
Value -- B                                            211,566      4,074,549      4,785,628
Real Estate Securities -- A                           402,972      9,028,152     11,138,143
Real Estate Securities -- B                           564,712     13,074,008     15,580,397
High Yield -- A                                       841,817      8,402,737      8,973,774
High Yield -- B                                     1,111,468     11,361,793     11,892,705
Lifestyle Aggressive -- A                             478,237      5,035,003      5,389,730
Lifestyle Aggressive -- B                           5,173,254     56,971,173     58,043,905
Lifestyle Growth -- A                               2,492,690     30,431,058     34,748,092
Lifestyle Growth -- B                              50,941,553    668,695,117    707,068,757
Lifestyle Balanced -- A                             4,051,399     49,604,363     56,071,367
Lifestyle Balanced -- B                            46,180,626    604,979,040    636,830,827
Lifestyle Moderate -- A                             2,041,529     25,355,927     27,295,247
Lifestyle Moderate -- B                            12,908,653    166,595,994    171,943,264

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS - (CONTINUED)

                                                           Details of Investments
                                                 ------------------------------------------
Sub-account                                      Shares Owned       Cost           Value
-------------------------------------------------------------------------------------------
Lifestyle Conservative -- A                        1,150,494    $ 15,060,960   $ 15,451,134
Lifestyle Conservative -- B                        5,178,495      68,183,346     69,236,484
Small Company Value -- A                             516,475       9,342,642     11,305,636
Small Company Value -- B                           1,033,549      19,899,083     22,490,017
International Value -- A                           1,031,452      14,763,730     19,989,547
International Value -- B                           1,214,507      17,680,691     23,439,980
Total Return -- A                                  2,131,337      29,757,603     29,476,396
Total Return -- B                                  2,311,634      31,894,663     31,877,437
US Large Cap Value -- A                              893,347      10,896,515     14,499,019
US Large Cap Value -- B                              777,306       9,783,969     12,561,262
Mid Cap Stock -- A                                 1,149,560      14,992,905     19,508,037
Mid Cap Stock -- B                                 1,241,069      16,343,979     20,874,772
Global Allocation -- A                               206,632       2,127,674      2,640,763
Global Allocation -- B                             1,352,102      15,305,008     17,185,220
Dynamic Growth -- A                                  690,070       2,585,402      4,168,025
Dynamic Growth -- B                                  466,696       2,066,567      2,795,510
Total Stock Market Index -- A                        138,653       1,370,463      1,820,509
Total Stock Market Index -- B                        544,298       5,609,072      7,113,974
500 Index -- A                                       725,581       7,604,326      8,946,418
500 Index -- B                                     1,520,036      15,546,065     18,635,642
Mid Cap Index -- A                                   137,161       2,231,751      2,584,111
Mid Cap Index -- B                                   546,156       9,134,366     10,240,430
Small Cap Index -- A                                  89,289       1,252,951      1,515,233
Small Cap Index -- B                                 375,137       5,268,050      6,336,060
Capital Appreciation -- A                          1,537,877      13,725,226     13,948,542
Capital Appreciation -- B                          1,407,531      12,430,746     12,653,702
Health Sciences -- A                                 256,040       3,622,414      4,022,386
Health Sciences -- B                                 539,627       7,791,153      8,396,603
Financial Services -- A                              184,879       2,553,836      3,472,031
Financial Services -- B                              312,134       4,430,048      5,827,535
Quantitative Mid Cap -- A                             43,809         524,315        473,133
Quantitative Mid Cap -- B                            104,333       1,264,805      1,111,143
All Cap Value -- A                                   298,000       3,752,419      3,882,934
All Cap Value -- B                                   675,496       8,712,931      8,774,689
Utilities -- A                                       365,017       4,305,365      5,351,150
Utilities -- B                                       519,395       6,374,684      7,562,389
Mid Cap Value -- A                                   595,122       9,149,413     10,450,341
Mid Cap Value -- B                                 1,378,289      21,611,286     24,092,484
Fundamental Value -- A                               539,622       6,593,692      9,076,447
Fundamental Value -- B                             2,206,204      30,911,987     36,931,857
Emerging Growth -- B                                 113,614       1,589,487      1,425,855
Natural Resources -- B                               451,532      14,038,857     14,263,906
Quantitative All Cap -- B                             30,240         500,896        524,053
Large Cap Value -- B                                 378,678       8,064,984      8,694,438
Small Cap Opportunities -- A                         162,997       3,309,661      3,977,136
Small Cap Opportunities -- B                         363,007       7,405,706      8,806,545
Special Value-- B                                     37,670         675,732        734,563
Real Return Bond -- B                                840,830      11,313,671     10,855,118
American International -- B                        3,818,931      78,168,726     94,938,637
American Growth -- B                               7,433,850     136,551,401    160,868,508

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS - (CONTINUED)

                                                            Details of Investments
                                                 ------------------------------------------
Sub-account                                      Shares Owned       Cost           Value
-------------------------------------------------------------------------------------------
American Blue Chip Income & Growth -- B            1,144,262    $ 17,884,967   $ 20,894,226
American Growth-Income -- B                        7,073,990     122,651,199    142,470,165
American Bond -- B                                 5,567,811      70,590,207     74,051,885
American Century Small Company -- B                   19,406         289,141        279,833
PIMCO VIT All Asset                                  410,236       4,817,631      4,791,554
LMFC Core Equity B                                   433,591       6,123,923      6,529,884
PIM Classic Value B                                  147,560       2,156,914      2,389,001
Quantitative Value -- B                               12,512         177,819        191,308
US Global Leaders Growth-- A                         117,388       1,438,370      1,543,647
US Global Leaders Growth-- B                         298,109       3,650,397      3,911,188
John Hancock Strategic Income B                      169,072       2,251,738      2,243,582
John Hancock Int'l Eq Index-- A                       80,662       1,367,295      1,708,421
John Hancock Int'l Eq Index -- B                     194,047       3,042,677      4,102,152
Active Bond-- A                                      870,401       8,352,774      8,599,561
Active Bond-- B                                    6,475,718      62,406,890     63,915,334
CGTC Overseas Equity -- B                             56,962         751,628        820,248
Independence Investment LLC Small Cap-- B              5,071          73,236         71,548
Marisco International Opportunities-- B              170,176       2,769,759      3,092,105
T Rowe Price Mid Value-- B                            84,094       1,057,366      1,147,048
UBS Large Cap-- B                                      9,570         137,278        149,863
US High Yield-- B                                     21,169         276,610        286,200
Wellington Small Cap Growth -- B                     110,875       1,193,294      1,272,844
Wellington Small Cap Value -- B                      106,322       2,072,500      2,179,610
Wells Capital Core Bond-- B                           16,646         205,619        210,742
Index Allocation-- B                                 972,368      12,440,465     13,000,554
Large Cap Value -- A                                 129,736       2,946,322      2,993,004
Scudder Capital Growth -- B                          436,003       7,077,166      7,913,455
Scudder Global Discovery -- B                        169,471       2,204,743      3,038,614
Scudder Growth & Income -- B                         393,283       3,470,658      4,286,788
Scudder Health Sciences -- B                         193,668       2,251,217      2,626,140
Scudder International -- B                           364,549       3,602,057      4,877,661
Scudder Mid Cap Growth -- B                          134,159       1,462,338      1,659,543
Scudder Blue Chip -- B                               281,184       3,660,578      4,532,688
Scudder Contarian Value -- B                         264,395       3,921,469      4,743,244
Scudder Global Blue Chip -- B                        109,759       1,397,009      1,907,609
Scudder Government Securities -- B                   254,573       3,146,928      3,118,524
Scudder High Income -- B                             424,210       3,430,206      3,554,882
Scudder International Select Equity -- B             229,642       2,714,805      3,733,980
Scudder Fixed Income -- B                            636,831       7,460,875      7,540,078
Scudder Money Market -- B                          3,167,013       3,167,013      3,172,913
Scudder Small Cap Growth -- B                        229,571       2,695,659      3,204,814
Scudder Technology Growth -- B                       170,125       1,481,795      1,573,653
Scudder Total Return -- B                            106,124       2,282,711      2,592,613
Scudder Davis Venture Value -- B                     524,798       5,753,372      7,462,622
Scudder Dreman High Return Equity -- B               905,387      11,716,882     13,598,912
Scudder Dreman Small Cap Value -- B                  271,385       4,915,400      6,209,295
Scudder Janus Growth & Income -- B                   184,201       1,683,529      2,177,259
Scudder Turner Mid Cap Growth -- B                   234,141       2,281,493      2,514,672
Scudder Real Estate -- B                             229,415       3,306,740      5,127,427
Scudder Strategic Income-- B                         212,801       2,415,341      2,498,289

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS - (CONTINUED)

                                                           Details of Investments
                                                 ----------------------------------------
Sub-account                                      Shares Owned      Cost          Value
-----------------------------------------------------------------------------------------
Scudder Moderate Allocation-- B                    2,115,854    $23,195,351   $26,278,906
Scudder Conservative Allocation-- B                  761,090      8,326,931     9,026,528
Scudder Growth Allocation-- B                      2,731,827     30,843,805    35,349,837
Scudder Bond -- B                                     72,329        489,517       507,024
Scudder Equity 500 Index -- B                        551,136      7,145,715     8,244,994
Alger American Balanced -- B                         258,024      3,449,622     3,689,737
Alger American Leveraged All Cap -- B                 41,437      1,305,588     1,697,665
Credit Suisse Emerging Markets -- B                   92,298      1,292,946     2,016,715
Credit Suisse Global Post Venture Capital -- B        31,869        359,726       467,199
Dreyfus Socially Responsible Growth Fund -- B         10,724        257,325       302,623
Dreyfus VIF Midcap Stock -- B                        296,460      4,860,378     5,134,681
AIM VI Utilities -- B                                 75,009      1,178,109     1,592,451

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS - (CONTINUED)

Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Trust and of the Outside Trusts during 2006 were as follows:

                                                   Details of Investments
                                                 --------------------------
Sub-account                                        Purchases       Sales
---------------------------------------------------------------------------
Strategic Opportunities -- A                     $    181,298   $ 6,559,681
Strategic Opportunities -- B                          160,615       409,103
Investment Quality Bond -- A                        1,180,543     3,100,990
Investment Quality Bond -- B                       14,122,449     3,813,207
U.S. Core -- A                                     11,086,370    17,656,914
U.S. Core -- B                                      2,502,812     4,345,759
Blue Chip Growth -- A                               1,009,054    10,907,496
Blue Chip Growth -- B                               2,233,359     4,235,731
Money Market -- A                                  23,787,748    28,808,821
Money Market -- B                                  43,960,070    31,604,396
Global Trust -- A                                     857,150     4,074,986
Global Trust -- B                                     731,028       592,591
Global Bond -- A                                    1,005,651     1,708,013
Global Bond -- B                                    8,139,155     1,562,131
U.S. Government Securities -- A                     3,704,952     6,840,857
U.S. Government Securities -- B                     4,573,198     6,761,976
Income & Value -- A                                 1,155,212     4,610,378
Income & Value -- B                                 1,182,182     1,820,872
Large Cap Growth -- A                                 128,513    16,168,281
Large Cap Growth -- B                                 378,621    13,253,787
Equity-Income -- A                                  6,435,479    12,020,303
Equity-Income -- B                                  7,670,572     7,033,314
Strategic Bond -- A                                 2,815,568     3,763,597
Strategic Bond -- B                                 3,315,926     2,577,284
All Cap Core -- A                                     291,320     2,587,893
All Cap Core -- B                                     184,412       202,950
All Cap Growth -- A                                   313,246     4,102,554
All Cap Growth -- B                                   719,161     1,671,981
International Small Cap -- A                        2,321,632     2,736,024
International Small Cap -- B                        2,330,125     1,692,733
Pacific Rim -- A                                      742,093     1,487,326
Pacific Rim -- B                                    2,666,147     3,117,259
Science & Technology -- A                             583,502     3,904,761
Science & Technology -- B                             938,124     1,858,440
Emerging Small Company -- A                         1,199,135     2,070,890
Emerging Small Company -- B                         1,042,256     1,238,032
International Core -- A                             1,342,405     1,393,665
International Core -- B                             2,152,292     1,010,424
Value -- A                                          2,945,575     2,556,803
Value -- B                                          2,057,541     1,264,686
Real Estate Securities -- A                         3,518,196     2,579,255
Real Estate Securities -- B                         6,047,600     4,184,090
High Yield -- A                                     1,846,124     3,202,134
High Yield -- B                                     5,021,325     5,404,383
Lifestyle Aggressive -- A                           1,935,306     1,349,206
Lifestyle Aggressive -- B                          21,514,896     9,018,705
Lifestyle Growth -- A                               8,835,177     6,020,631
Lifestyle Growth -- B                             360,221,762    21,778,204
Lifestyle Balanced -- A                            10,829,673    11,235,016

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS - (CONTINUED)

                                                   Details of Investments
                                                 --------------------------
Sub-account                                        Purchases       Sales
---------------------------------------------------------------------------
Lifestyle Balanced -- B                          $268,478,316   $27,185,119
Lifestyle Moderate -- A                             6,786,698     6,417,268
Lifestyle Moderate -- B                            72,901,605    19,816,958
Lifestyle Conservative -- A                         2,975,038     2,983,925
Lifestyle Conservative -- B                        34,024,297    18,543,378
Small Company Value -- A                            2,744,157     4,083,401
Small Company Value -- B                            7,830,792     6,072,498
International Value -- A                            3,112,337     4,197,119
International Value -- B                            5,222,206     4,601,773
Total Return -- A                                   3,069,278     7,537,063
Total Return -- B                                   5,094,197     9,217,251
US Large Cap Value -- A                               278,786     3,301,116
US Large Cap Value -- B                             1,066,228     3,570,419
Mid Cap Stock -- A                                  2,907,023     4,417,855
Mid Cap Stock -- B                                  3,490,894     3,508,009
Global Allocation -- A                                436,415       921,799
Global Allocation -- B                              8,941,818       878,527
Dynamic Growth -- A                                   105,048     1,399,366
Dynamic Growth -- B                                   320,422       908,056
Total Stock Market Index -- A                         321,917       564,102
Total Stock Market Index -- B                         855,685     1,081,836
500 Index -- A                                      3,918,562     5,918,094
500 Index -- B                                      3,500,528     5,711,712
Mid Cap Index -- A                                    755,365       514,383
Mid Cap Index -- B                                  4,346,521     1,565,918
Small Cap Index -- A                                  264,102       458,825
Small Cap Index -- B                                1,164,461     1,513,168
Capital Appreciation -- A                          15,277,641     3,324,333
Capital Appreciation -- B                          12,868,175     3,230,111
Health Sciences -- A                                1,533,587     1,371,768
Health Sciences -- B                                2,850,309     2,130,884
Financial Services -- A                             1,175,410       590,671
Financial Services -- B                             1,781,866     1,249,137
Quantitative Mid Cap -- A                             244,608       255,266
Quantitative Mid Cap -- B                             753,207       618,250
All Cap Value -- A                                  1,232,241       772,253
All Cap Value -- B                                  3,048,923     1,847,015
Strategic Value -- A                                  532,585     1,798,566
Strategic Value -- B                                1,811,797     5,677,537
Utilities -- A                                      2,103,259     1,002,951
Utilities -- B                                      3,252,524     1,636,218
Mid Cap Value -- A                                  2,882,449     3,970,639
Mid Cap Value -- B                                  5,846,799     4,651,590
Fundamental Value -- A                              1,218,028     2,518,162
Fundamental Value -- B                             13,875,519     3,923,056
Emerging Growth -- B                                1,706,479       734,212
Natural Resources -- B                             11,929,326     9,402,850
Mid Cap Core -- B                                   1,526,581     4,319,886
Quantitative All Cap -- B                             139,588       272,004
Large Cap Value -- B                                8,601,384     3,513,808
Small Cap Opportunities -- A                          340,223     1,256,292
Small Cap Opportunities -- B                        1,617,496     1,729,071

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS - (CONTINUED)

                                                   Details of Investments
                                                 -------------------------
Sub-account                                       Purchases       Sales
--------------------------------------------------------------------------
Special Value-- B                                $   359,754   $   419,444
Real Return Bond -- B                              2,218,204     7,224,609
American International -- B                       36,936,351    11,867,717
American Growth -- B                              53,441,248    13,894,306
American Blue Chip Income & Growth -- B            2,802,490     3,034,447
American Growth-Income -- B                       46,663,993    11,670,044
American Bond -- B                                51,598,081     3,335,921
American Century Small Company -- B                   76,789       280,143
PIMCO VIT All Asset                                1,583,229     2,173,408
LMFC Core Equity B                                 2,576,431     1,305,607
PIM Classic Value B                                1,667,853       782,342
Quantitative Value -- B                              789,606       723,002
US Global Leaders Growth-- A                          69,444       208,025
US Global Leaders Growth-- B                         375,185     1,063,080
John Hancock Strategic Income B                      929,289       417,079
John Hancock Int'l Eq Index-- A                      760,834       452,060
John Hancock Int'l Eq Index -- B                     835,937       569,658
Active Bond-- A                                      343,886     2,092,988
Active Bond-- B                                    8,244,995     8,315,783
CGTC Overseas Equity -- B                          1,014,087       443,556
Independence Investment LLC Small Cap-- B             43,968        25,883
Marisco International Opportunities-- B            3,378,763     1,165,516
T Rowe Price Mid Value-- B                           959,695        92,619
UBS Large Cap-- B                                    101,021        66,150
US High Yield-- B                                    248,333        38,782
Wellington Small Cap Growth -- B                   1,336,132       646,736
Wellington Small Cap Value -- B                    2,135,546       811,742
Wells Capital Core Bond-- B                          549,888       433,375
Index Allocation-- B                              12,861,668       417,419
Large Cap Value -- A                               1,230,786        41,062
Scudder Capital Growth -- B                        2,910,787       960,878
Scudder Global Discovery -- B                        525,231       473,420
Scudder Growth & Income -- B                         275,194       466,599
Scudder Health Sciences -- B                         829,869     1,172,898
Scudder International -- B                         1,474,656     1,193,093
Scudder Mid Cap Growth -- B                          711,532       544,543
Scudder Blue Chip -- B                             1,050,922     1,350,359
Scudder Contarian Value -- B                         225,545       727,129
Scudder Global Blue Chip -- B                        557,124     1,327,901
Scudder Government Securities -- B                   289,465       779,690
Scudder High Income -- B                             576,709       814,415
Scudder International Select Equity -- B             611,623       998,739
Scudder Fixed Income -- B                          2,507,919     2,627,196
Scudder Money Market -- B                          4,680,591     5,241,032
Scudder Small Cap Growth -- B                        194,510       773,150
Scudder Technology Growth -- B                       508,240       639,902
Scudder Total Return -- B                            147,196       550,669
Scudder Davis Venture Value -- B                     394,521     1,672,692
Scudder Dreman Financial Services -- B               852,565     2,310,216
Scudder Dreman High Return Equity -- B             6,008,205     1,802,731
Scudder Dreman Small Cap Value -- B                  940,734     1,509,214
Scudder Salomon Growth -- B                          268,703       839,945

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

4. DETAILS OF INVESTMENTS - (CONTINUED)

                                                  Details of Investments
                                                 -----------------------
Sub-account                                       Purchases      Sales
------------------------------------------------------------------------
Scudder Janus Growth & Income -- B               $   72,212   $  575,138
Scudder Janus Growth Opportunities -- B             517,180    1,691,139
Scudder MFS Strategic Value -- B                    230,512    3,838,293
Scudder Oak Strategic Equity -- B                    89,252    1,552,419
Scudder Turner Mid Cap Growth -- B                  946,538    1,048,331
Scudder Real Estate -- B                            425,028    1,107,238
Scudder Strategic Income -- B                       656,122      585,999
Scudder Conservative Income Strategy                604,113    1,824,947
Scudder Moderate Allocation -- B                  2,702,655    1,266,671
Scudder Conservative Allocation -- B              3,134,834    1,084,304
Scudder Growth Allocation -- B                    4,621,443    3,727,249
Scudder Templeton Foreign Value -- B              1,008,407      978,780
Scudder Mercury Large Cap Core -- B                  16,541       97,116
Scudder Bond -- B                                   439,848      103,034
Scudder Equity 500 Index -- B                       342,741    2,509,891
Alger American Balanced -- B                        442,163      568,336
Alger American Leveraged All Cap -- B               503,828      234,288
Credit Suisse Emerging Markets -- B                 402,889    1,078,833
Credit Suisse Global Post Venture Capital -- B      142,365      186,402
Dreyfus Socially Responsible Growth Fund -- B        13,594       88,651
Dreyfus VIF Midcap Stock -- B                     1,189,394    1,108,585
AIM VI Utilities -- B                               287,588      378,035

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS

The dividend income is comprised of distributions received from the underlying Portfolios as follows:

                                   Dividend Income           Capital Gain
                                    Distribution             Distributuion              Total
                                ----------------------  ----------------------  ----------------------
Sub-account                        2006        2005        2006        2005        2006        2005
------------------------------------------------------------------------------------------------------
Strategic Opportunities -- A    $    3,307  $  133,746  $       --  $       --  $    3,307  $  133,746
Strategic Opportunities -- B            --       4,099          --          --          --       4,099
Investment Quality Bond -- A       786,622     911,979          --          --     786,622     911,979
Investment Quality Bond -- B     1,256,389     367,207          --               1,256,389     367,207
U.S. Core -- A                     866,853   1,214,806   8,332,122   1,883,433   9,198,975   3,098,239
U.S. Core -- B                     121,222     177,673   1,389,409     319,672   1,510,631     497,345
Blue Chip Growth -- A              100,180     223,479          --          --     100,180     223,479
Blue Chip Growth -- B                7,096          --          --          --       7,096          --
Money Market -- A                1,271,165     722,403          --          --   1,271,165     722,403
Money Market -- B                1,303,975     513,522          --          --   1,303,975     513,522
Global Trust -- A                  290,111     314,018          --          --     290,111     314,018
Global Trust -- B                   48,207      35,881          --          --      48,207      35,881
Global Bond -- A                        --     327,184      77,389      59,341      77,389     386,525
Global Bond -- B                        --     348,099     149,501      69,252     149,501     417,351
U.S. Government Securities --
A                                1,062,392     460,893          --     487,392   1,062,392     948,285
U.S. Government Securities --
B                                  594,087     193,952          --     267,013     594,087     460,965
Income & Value -- A                420,959     387,895          --          --     420,959     387,895
Income & Value -- B                197,808     151,823          --          --     197,808     151,823
Large Cap Growth -- A               57,780     130,806          --          --      57,780     130,806
Large Cap Growth -- B               16,375      73,944          --          --      16,375      73,944
Equity-Income -- A                 977,415     898,791   4,021,624   2,484,200   4,999,039   3,382,991
Equity-Income -- B                 473,388     274,759   2,184,962   1,018,145   2,658,350   1,292,904
Strategic Bond -- A              1,114,130     541,262          --          --   1,114,130     541,262
Strategic Bond -- B                935,284     223,912          --          --     935,284     223,912
All Cap Core -- A                   71,918      88,776          --          --      71,918      88,776
All Cap Core -- B                    6,659       5,357          --          --       6,659       5,357
International Small Cap -- A        88,177      66,486          --          --      88,177      66,486
International Small Cap -- B        56,902      10,652          --          --      56,902      10,652
Pacific Rim -- A                    32,750      26,715          --          --      32,750     26,715
Pacific Rim -- B                    31,206      16,619          --          --      31,206      16,619
Emerging Small Company --               --          --     345,860          --     345,860          --
Emerging Small Company --               --          --     288,406          --     288,406          --
International Core -- A             28,345      32,271     215,605          --     243,950      32,271
International Core -- B              9,955          --      96,463          --     106,418          --
Value -- A                          44,386      74,276   1,644,993          --   1,689,379      74,276
Value -- B                           7,918      14,843     549,075          --     556,993      14,843
Real Estate Securities -- A        182,107     183,706   1,737,633   1,266,441   1,919,740   1,450,147
Real Estate Securities -- B        216,422     165,560   2,252,014   1,486,099   2,468,436   1,651,659

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS -- (CONTINUED)

The dividend income is comprised of distributions received from the underlying Portfolios as follows:

                                    Dividend Income            Capital Gain
                                      Distribution            Distributuion                Total
                                -----------------------  -----------------------  ------------------------
Sub-account                         2006        2005         2006        2005         2006         2005
----------------------------------------------------------------------------------------------------------
High Yield -- A                 $   639,652  $  543,694  $        --  $       --  $   639,652  $   543,694
High Yield -- B                     759,056     458,024           --          --      759,056      458,024
Lifestyle Aggressive -- A           404,691     110,070    1,071,714      85,091    1,476,405      195,161
Lifestyle Aggressive -- B         4,417,116     918,152   11,724,260     708,768   16,141,376    1,626,920
Lifestyle Growth -- A             2,054,580     934,905    2,346,119     206,716    4,400,699    1,141,621
Lifestyle Growth -- B            27,667,312   5,479,562   31,594,940   1,189,224   59,262,252    6,668,786
Lifestyle Balanced -- A           3,013,914   2,205,423    3,592,276     895,317    6,606,190    3,100,740
Lifestyle Balanced -- B          24,917,500   8,135,500   29,645,325   3,260,385   54,562,825   11,395,885
Lifestyle Moderate -- A           1,262,365   1,152,867    1,245,925     804,317    2,508,290    1,957,184
Lifestyle Moderate -- B           6,140,352   3,064,192    6,051,344   2,137,656   12,191,696    5,201,848
Lifestyle Conservative -- A         705,228     739,817      455,428     475,919    1,160,656    1,215,736
Lifestyle Conservative -- B       2,696,607   1,832,417    1,740,241   1,179,975    4,436,848    3,012,392
Small Company Value -- A              8,849      37,576    2,040,300     223,450    2,049,149      261,026
Small Company Value -- B                 --      12,649    3,375,562     314,009    3,375,562      326,658
International Value -- A            346,818      69,029      831,966      90,366    1,178,784      159,395
International Value -- B            346,600      99,074      907,465     188,461    1,254,065      287,535
Total Return -- A                 1,094,016     892,014           --     918,925    1,094,016    1,810,939
Total Return -- B                 1,088,609     718,565           --     871,799    1,088,609    1,590,364
US Large Cap Value -- A              87,661      75,435           --          --       87,661       75,435
US Large Cap Value -- B              51,535      16,666           --          --       51,535       16,666
Mid Cap Stock -- A                       --          --      829,036     302,291      829,036      302,291
Mid Cap Stock -- B                       --          --      827,112     444,744      827,112      444,744
Global Allocation -- A               29,889      28,007           --          --       29,889       28,007
Global Allocation -- B               83,937      37,227           --          --       83,937       37,227
Total Stock Market Index -- A        18,202      20,278        9,737          --       27,939       20,278
Total Stock Market Index -- B        51,985      57,250       33,190          --       85,175       57,250
500 Index -- A                       77,934     171,042           --          --       77,934      171,042
500 Index -- B                      141,001     248,509           --          --      141,001      248,509
Mid Cap Index -- A                   14,206      11,286       99,254      73,700      113,460       84,986
Mid Cap Index -- B                   33,201      21,257      322,613     212,687      355,814      233,944
Small Cap Index -- A                  8,192       9,540       44,263      64,485       52,455       74,025
Small Cap Index -- B                 20,775      20,395      169,982     210,027      190,757      230,422
Capital Appreciation -- A                --          --      148,109          --      148,109           --
Capital Appreciation -- B                --          --      356,627          --      356,627           --
Health Sciences -- A                     --          --      364,786     300,247      364,786      300,247
Health Sciences -- B                     --          --      724,294     500,044      724,294      500,044
Financial Services -- A               8,518       9,313           47          --        8,565        9,313
Financial Services -- B               9,729       8,355           93          --        9,822        8,355
Quantitative Mid Cap -- A                --          --      182,721          --      182,721           --
Quantitative Mid Cap -- B                --          --      408,660          --      408,660           --

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS -- (CONTINUED)

The dividend income is comprised of distributions received from the underlying Portfolios as follows:

                                   Dividend Income         Capital Gain
                                    Distribution           Distributuion              Total
                                --------------------  ----------------------  ----------------------
Sub-account                        2006       2005        2006       2005        2006        2005
----------------------------------------------------------------------------------------------------
All Cap Value -- A              $   37,147  $ 20,426  $  827,974  $  143,409  $  865,121  $  163,835
All Cap Value -- B                  69,860     9,559   1,879,691     308,110   1,949,551     317,669
Strategic Value -- A                36,123    12,091     317,937     147,427     354,060     159,518
Strategic Value -- B               103,144    15,008   1,055,021     390,291   1,158,165     405,299
Utilities -- A                      90,601    16,931     473,896     215,973     564,497     232,904
Utilities -- B                     128,712    12,774     728,040     231,673     856,752     244,447
Mid Cap Value -- A                  77,915    53,256   1,852,567     406,829   1,930,482     460,085
Mid Cap Value -- B                 125,026    57,414   4,047,935     761,451   4,172,961     818,865
Fundamental Value -- A              74,261    43,898     309,035          --     383,296      43,898
Fundamental Value -- B             174,951    40,532     923,003          --   1,097,954      40,532
Emerging Growth -- B                    --        --     551,446          --     551,446          --
Natural Resources -- B              59,681        --   2,720,026     166,699   2,779,707     166,699
Mid Cap Core -- B                   47,214        --     809,268     458,834     856,482     458,834
Quantitative All Cap -- B            3,841     4,106      43,823      45,324      47,664      49,430
Large Cap Value -- B                15,812        --     456,448          --     472,260          --
Small Cap Opportunities -- A        30,684        --     114,772          --     145,456          --
Small Cap Opportunities -- B        46,132        --     225,916      55,557     272,048      55,557
Special Value-- B                       --        --      88,478       3,508      88,478       3,508
Real Return Bond -- B              333,814    18,699     272,457     630,168     606,271     648,867
American International -- B        562,658   179,351     750,528   2,408,581   1,313,186   2,587,932
American Growth -- B               225,678        --     842,829      83,653   1,068,507      83,653
American Blue Chip Income &
Growth -- B                         84,087     7,724     337,825   1,888,187     421,912   1,895,911
American Growth-Income -- B      1,091,094   197,952     133,016      76,115   1,224,110     274,067
American Century Small
Company -- B                            --        --      48,177      10,636      48,177      10,636
PIMCO VIT All Asset                254,474   178,349      12,279      16,072     266,753     194,421
LMFC Core Equity B                      --        --     371,850          --     371,850          --
PIM Classic Value B                 17,418     4,523      42,770      58,741      60,188      63,264
Quantitative Value -- B              2,387        --      22,879       3,251      25,266       3,251
US Global Leaders Growth-- A            --     2,680      15,395      28,369      15,395      31,049
US Global Leaders Growth-- B            --        --      41,110      77,720      41,110      77,720
John Hancock Strategic
Income B                            64,468    60,568         592       3,896      65,060      64,464
John Hancock Int'l Eq Index--
A                                   11,981     8,499      12,136      73,099      24,117      81,598
John Hancock Int'l Eq Index--
B                                   22,206    17,677      28,538     198,709      50,744     216,386

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS -- (CONTINUED)

The dividend income is comprised of distributions received from the underlying Portfolios as follows:

                                   Dividend Income       Capital Gain
                                    Distribution         Distribution             Total
                                --------------------  ------------------  --------------------
Sub-account                        2006       2005      2006      2005       2006       2005
----------------------------------------------------------------------------------------------
Active Bond-- A                 $  266,708  $     --  $     --  $ 25,253  $  266,708  $ 25,253
Active Bond-- B                  1,630,598        --        --   141,673   1,630,598   141,673
CGTC Overseas Equity -- B            2,519        --    19,486     1,778      22,005     1,778
Independence Investment LLC
Small Cap-- B                           --        --     7,986        --       7,986        --
Marisco International
Opportunities-- B                    4,575        --    59,929        --      64,504        --
T Rowe Price Mid Value-- B             384        --    45,278       803      45,662       803
UBS Large Cap-- B                      246        --     2,295        --       2,541        --
US High Yield-- B                    3,446        --        --        --       3,446        --
Wellington Small Cap Growth
-- B                                    --        --        --     4,582          --     4,582
Wellington Small Cap Value
-- B                                    --        --   251,761     4,794     251,761     4,794
Wells Capital Core Bond-- B          3,170        --        --        --       3,170        --
Index Allocation-- B               130,376        --        --        --     130,376        --
Large Cap Value -- A                    --        --        --        --          --        --
Scudder Capital Growth -- B         10,213     9,199        --        --      10,213     9,199
Scudder Global Discovery -- B       24,506     5,077        --        --      24,506     5,077
Scudder Growth & Income -- B        25,016    27,710        --        --      25,016    27,710
Scudder Health Sciences -- B            --        --    11,129        --      11,129        --
Scudder International -- B          61,803    48,516        --        --      61,803    48,516
Scudder Mid Cap Growth -- B             --        --        --        --          --        --
Scudder Blue Chip -- B              22,089    24,193   237,511        --     259,600    24,193
Scudder Contarian Value -- B        56,589    70,170        --        --      56,589    70,170
Scudder Global Blue Chip -- B        4,643        --   175,331        --     179,974        --
Scudder Government
Securities -- B                    121,763   132,754        --    28,622     121,763   161,376
Scudder High Income -- B           281,923   385,095        --               281,923   385,095
Scudder International Select
Equity -- B                         59,624    62,560        --                59,624    62,560
Scudder Fixed Income -- B          236,980   227,834     1,187    67,875     238,167   295,709
Scudder Money Market -- B          158,840    54,758        --        --     158,840    54,758
Scudder Technology Growth -- B          --     1,871        --        --          --     1,871
Scudder Total Return -- B           60,279    69,683        --        --      60,279    69,683

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                        FOR THE YEARS ENDED DECEMBER 31,

5. DETAILS OF DIVIDENDS -- (CONTINUED)

The dividend income is comprised of distributions received from the underlying Portfolios as follows:

                                  Dividend Income      Capital Gain
                                    Distribution       Distribution           Total
                                ------------------  ------------------  ------------------
Sub-account                       2006      2005      2006      2005      2006      2005
------------------------------------------------------------------------------------------
Scudder Davis Venture Value
-- B                            $ 21,553  $ 25,330  $     --  $     --  $ 21,553  $ 25,330
Scudder Dreman Financial
Services -- B                     50,778    24,546   317,952        --   368,730    24,546
Scudder Dreman High Return
Equity -- B                      117,424    98,674   510,858        --   628,282    98,674
Scudder Dreman Small Cap
Value -- B                        24,602    18,847   498,755   453,967   523,357   472,814
Scudder Salomon Growth -- B           --        --   205,493        --   205,493        --
Scudder Janus Growth &
Income -- B                        5,547        --        --        --     5,547        --
Scudder MFS Strategic Value
-- B                              22,357    25,357   170,421   349,879   192,778   375,236
Scudder Turner Mid Cap
Growth -- B                           --        --   218,164        --   218,164        --
Scudder Real Estate -- B              --    96,020    80,192   284,332    80,192   380,352
Scudder Strategic Income -- B    108,500   177,416    22,439     5,546   130,939   182,962
Scudder Conservative Income
Strategy                          66,372        --    13,040       549    79,412       549
Scudder Moderate
Allocation-- B                   210,533        --   168,426    17,059   378,959    17,059
Scudder Conservative
Allocation-- B                    90,913        --    40,399     6,825   131,312     6,825
Scudder Growth Allocation-- B    265,460        --   271,048    20,452   536,508    20,452
Scudder Templeton Foreign
Value                             21,047       790   211,985       552   233,032     1,342
Scudder Mercury Large Cap Core        --         5    13,451       125    13,451       130
Scudder Bond -- B                  5,265        --       186        --     5,451        --
Scudder Equity 500 Index -- B     75,375        --        --        --    75,375        --
Alger American Balanced -- B      45,587    62,242   194,811        --   240,398    62,242
Credit Suisse Emerging
Markets -- B                      11,063    13,450    27,173        --    38,236    13,450
Dreyfus VIF Midcap Stock -- B     10,195        --   919,004    20,853   929,199    20,853
AIM VI Utilities -- B             50,670    32,082    31,283        --    81,953    32,082

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                     EXPENSE RATIO   INVESTMENT        TOTAL
                                                 UNITS   UNIT FAIR VALUE    ASSETS     HIGHEST TO      INCOME      RETURN HIGHEST
             SUB-ACCOUNT                  YEAR  (000S)  HIGHEST TO LOWEST   (000S)      LOWEST*       RATIO**       TO LOWEST***
----------------------------------------  ----  ------  -----------------  --------  --------------  ----------  -------------------
Strategic Opportunities - A               2006   1,036   $30.20 to $9.73   $ 25,877  1.75% to 1.40%     0.01%     10.60% to 10.22%
                                          2005   1,295     27.30 to 8.83     29,104   1.75 to 1.40      0.45        8.20 to 7.83
                                          2004   1,596     25.23 to 8.19     33,131   1.75 to 1.40      0.09       10.75 to 10.36
                                          2003   1,878     22.79 to 7.42     35,115   1.75 to 1.40      0.00       24.09 to 23.66
                                          2002   2,127     18.36 to 6.00     32,409   1.75 to 1.40      0.00     (39.62) to (39.83)

Strategic Opportunities - B               2006     119    13.44 to 12.89      1,589   1.85 to 1.40      0.00        10.36 to 9.87
                                          2005     137    12.18 to 11.71      1,659   1.85 to 1.40      0.26        8.03 to 4.76
                                          2004     142    11.27 to 10.87      1,596   1.75 to 1.40      0.02       10.82 to 10.43
                                          2003     128     10.17 to 9.83      1,292   1.75 to 1.40      0.00       23.87 to 23.44
                                          2002      19      8.21 to 7.96        154   1.75 to 1.40      0.00      (9.50) to (36.35)

Investment Quality Bond - A               2006     545    26.55 to 16.52     11,394   1.75 to 1.40      6.35        2.13 to 1.78
                                          2005     659    25.99 to 16.23     13,684   1.75 to 1.40      5.85        0.84 to 0.49
                                          2004     812    25.78 to 16.15     17,006   1.75 to 1.40      6.00        3.35 to 2.99
                                          2003     953    24.94 to 15.68     19,568   1.75 to 1.40      5.30        5.83 to 5.46
                                          2002   1,208    23.57 to 14.87     23,510   1.75 to 1.40      4.96        8.41 to 8.03

Investment Quality Bond - B               2006   1,826    14.94 to 12.99     26,873   1.85 to 1.15      5.47        4.16 to 1.47
                                          2005   1,168    14.66 to 14.42     17,007   1.85 to 1.40      3.82       0.61 to (0.28)
                                          2004     499    14.57 to 14.44      7,232   1.75 to 1.40      5.22        3.19 to 2.83
                                          2003     466    14.15 to 14.04      6,562   1.75 to 1.40      4.25        5.75 to 5.38
                                          2002     185    13.41 to 13.32      2,464   1.75 to 1.40      0.33        7.28 to 2.27

U.S. Core - A                             2006   2,725    32.90 to 10.61     65,921   1.75 to 1.40      1.25        7.66 to 7.29
                                          2005   3,340     30.56 to 9.89     75,782   1.75 to 1.40      1.43        0.62 to 0.27
                                          2004   4,242     30.37 to 9.86     95,127   1.75 to 1.40      0.88        5.28 to 4.92
                                          2003   4,833     28.85 to 9.40    105,349   1.75 to 1.40      1.00       24.83 to 24.39
                                          2002   5,355     23.11 to 7.56     95,740   1.75 to 1.40      0.66     (25.39) to (25.65)

U.S. Core - B                             2006     842    14.58 to 13.33     12,039   1.85 to 1.40      1.00        7.48 to 7.00
                                          2005   1,076    13.56 to 12.43     14,348   1.85 to 1.40      1.18       0.43 to (1.39)
                                          2004   1,230    13.51 to 12.41     16,363   1.75 to 1.40      0.69        5.06 to 4.70
                                          2003     966    12.86 to 11.84     12,269   1.75 to 1.40      0.81       24.65 to 24.22
                                          2002     243     10.31 to 9.53      2,496   1.75 to 1.40      0.02      (6.48) to (23.80)

Blue Chip Growth - A                      2006   2,288    24.22 to 10.96     45,399   1.75 to 1.40      0.21        8.07 to 7.69
                                          2005   2,774    22.46 to 10.18     51,140   1.75 to 1.40      0.42        4.13 to 3.77
                                          2004   3,361     21.63 to 9.81     59,864   1.75 to 1.40      0.12        7.51 to 7.14
                                          2003   3,812     20.17 to 9.15     63,875   1.75 to 1.40      0.04       27.38 to 26.93
                                          2002   4,318     15.87 to 7.21     57,550   1.75 to 1.40      0.00     (25.31) to (25.57)

Blue Chip Growth - B                      2006   1,374    15.64 to 13.17     21,093   1.85 to 1.15      0.03        7.80 to 5.20
                                          2005   1,489    14.51 to 13.41     21,253   1.85 to 1.40      0.00        3.90 to 2.29
                                          2004   1,140    13.97 to 12.94     15,702   1.75 to 1.40      0.06        7.31 to 6.94
                                          2003     699    13.01 to 12.09      8,975   1.75 to 1.40      0.11       27.22 to 26.78
                                          2002     166     10.23 to 9.53      1,681   1.75 to 1.40      0.00      (6.75) to (23.78)

Money Market - A                          2006   1,593    17.82 to 13.05     24,875   1.75 to 1.40      4.35        2.99 to 2.63
                                          2005   1,956    17.30 to 12.71     29,884   1.75 to 1.40      2.61        1.24 to 0.89
                                          2004   1,963    17.09 to 12.59     29,824   1.75 to 1.40      0.80      (0.60) to (0.95)
                                          2003   2,678    17.19 to 12.70     40,217   1.75 to 1.40      0.60      (0.82) to (1.16)
                                          2002   4,836    17.33 to 12.83     71,391   1.75 to 1.40      1.17      (0.23) to (0.58)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                     EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                 UNITS    UNIT FAIR VALUE   ASSETS    HIGHEST TO      INCOME          HIGHEST
               SUB-ACCOUNT                YEAR  (000S)  HIGHEST TO LOWEST   (000S)     LOWEST*        RATIO**      TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  ------------------
Money Market - B                          2006   2,653  $12.77 to $12.45   $33,361  1.85% to 1.15%     4.20%      2.79% to 1.81%
                                          2005   1,716    12.37 to 12.16    21,020   1.85 to 1.40      2.42        1.04 to 0.47
                                          2004   1,606    12.24 to 12.13    19,536   1.75 to 1.40      0.53      (0.80) to (1.14)
                                          2003   1,567    12.34 to 12.26    19,245   1.75 to 1.40      0.37      (1.01) to (1.36)
                                          2002     968    12.46 to 12.42    12,039   1.75 to 1.40      0.59      (0.08) to (0.64)

Global Trust - A                          2006     722    33.14 to 16.14    22,073   1.75 to 1.40      1.34       18.65 to 18.24
                                          2005     835    27.93 to 13.65    21,550   1.75 to 1.40      1.33        9.19 to 8.81
                                          2004   1,093    25.58 to 12.54    26,117   1.75 to 1.40      1.77       13.16 to 12.76
                                          2003   1,222    22.60 to 11.13    25,984   1.75 to 1.40      0.91       25.69 to 25.25
                                          2002   1,451    17.99 to 8.88     24,611   1.75 to 1.40      1.39     (20.23) to (20.51)

Global Trust - B                          2006     252    18.91 to 18.43     4,726   1.85 to 1.40      1.11       18.43 to 17.90
                                          2005     242    15.96 to 15.60     3,839   1.85 to 1.40      1.10        8.97 to 4.62
                                          2004     156    14.65 to 14.35     2,271   1.75 to 1.40      1.22       12.94 to 12.54
                                          2003      84    12.97 to 12.74     1,084   1.75 to 1.40      0.58       25.46 to 25.02
                                          2002      24    10.34 to 10.18       250   1.75 to 1.40      0.02      (4.46) to (18.58)

Global Bond - A                           2006     252    27.35 to 17.51     5,851   1.75 to 1.40      0.00        3.81 to 3.45
                                          2005     280    26.35 to 16.93     6,328   1.75 to 1.40      4.76      (7.84) to (8.16)
                                          2004     290    28.59 to 18.43     7,259   1.75 to 1.40      3.76        8.71 to 8.33
                                          2003     333    26.30 to 17.02     7,790   1.75 to 1.40      3.99       13.79 to 13.39
                                          2002     446    23.11 to 15.01     9,221   1.75 to 1.40      0.00       18.45 to 18.04

Global Bond - B                           2006   1,045    17.40 to 12.66    17,310   1.85 to 1.15      0.00        3.61 to 1.12
                                          2005     632    16.83 to 15.99    10,257   1.85 to 1.40      3.99      (3.01) to (8.27)
                                          2004     459    18.33 to 17.49     8,103   1.75 to 1.40      2.91        8.54 to 8.16
                                          2003     316    16.93 to 16.17     5,160   1.75 to 1.40      3.49       13.57 to 13.17
                                          2002      96    14.95 to 14.29     1,379   1.75 to 1.40      0.00       19.58 to 5.13

U.S. Government Securities - A            2006   1,010    23.58 to 15.24    19,539   1.75 to 1.40      4.92        2.94 to 2.58
                                          2005   1,203    22.91 to 14.86    22,795   1.75 to 1.40      1.78       0.17 to (0.18)
                                          2004   1,498    22.87 to 14.89    28,279   1.75 to 1.40      2.02        1.45 to 1.10
                                          2003   1,852    22.54 to 14.72    34,707   1.75 to 1.40      3.48       0.32 to (0.03)
                                          2002   2,576    22.47 to 14.73    47,851   1.75 to 1.40      3.14        6.49 to 6.12

U.S. Government Securities - B            2006     809    13.69 to 12.97    10,952   1.85 to 1.15      4.65        4.01 to 2.29
                                          2005     998    13.33 to 13.11    13,188   1.85 to 1.40      1.34       0.05 to (0.34)
                                          2004   1,114    13.35 to 13.20    14,757   1.75 to 1.40      1.69        1.27 to 0.91
                                          2003   1,242    13.22 to 13.08    16,277   1.75 to 1.40      2.63       0.18 to (0.17)
                                          2002     381    13.29 to 13.10     4,999   1.75 to 1.40      0.12        5.83 to 1.15

Income & Value - A                        2006     832    27.95 to 15.12    19,390   1.75 to 1.40      2.08        7.16 to 6.78
                                          2005     977    26.08 to 14.16    21,592   1.75 to 1.40      1.71        3.76 to 3.40
                                          2004   1,195    25.14 to 13.70    25,291   1.75 to 1.40      1.25        6.14 to 5.77
                                          2003   1,090    23.68 to 12.95    22,537   1.75 to 1.40      1.97       24.73 to 24.29
                                          2002   1,169    18.99 to 10.42    19,697   1.75 to 1.40      2.10     (17.10) to (17.39)

Income & Value - B                        2006     695    15.85 to 12.97    10,855   1.85 to 1.15      1.81        6.92 to 3.62
                                          2005     739    14.82 to 14.18    10,815   1.85 to 1.40      1.48        3.53 to 1.56
                                          2004     705    14.32 to 13.73     9,986   1.75 to 1.40      0.91        5.92 to 5.55
                                          2003     418    13.52 to13.00      5,604   1.75 to 1.40      1.34       24.53 to 24.10
                                          2002      72    10.86 to 10.46       782   1.75 to 1.40      0.06     (5.24) to (16.31)

Large Cap Growth - A                      2006      --    19.35 to 8.62         --   1.75 to 1.40     0.38(a)     1.92 to 1.80(a)
                                          2005   1,167    18.99 to 8.47     15,731   1.75 to 1.40      0.77      (1.15) to (1.49)
                                          2004   1,389    19.21 to 8.59     19,019   1.75 to 1.40      0.28        4.70 to 4.33
                                          2003   1,546    18.34 to 8.24     20,289   1.75 to 1.40      0.26       23.59 to 23.15
                                          2002   1,748    14.84 to 6.69     18,491   1.75 to 1.40      0.33     (23.91) to (24.17)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                     EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE    ASSETS    HIGHEST TO      INCOME           HIGHEST
              SUB-ACCOUNT                 YEAR  (000S)  HIGHEST TO LOWEST   (000S)      LOWEST*       RATIO**      TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  ------------------
Large Cap Growth - B                      2006      --  $13.11 to $12.30        --  1.85% to 1.40%   0.14%(a)     1.85 to 1.70(a)
                                          2005     992    12.87 to 12.08    12,609   1.85 to 1.40      0.58      (1.17) to (1.75)
                                          2004   1,043    13.06 to 12.29    13,477   1.75 to 1.40      0.17        4.52 to 4.16
                                          2003     792    12.49 to 11.78     9,813   1.75 to 1.40      0.25       23.50 to 23.07
                                          2002     111    10.11 to 9.56      1,120   1.75 to 1.40      0.01     (6.30) to (23.48)

Equity-Income - A                         2006   2,087    36.09 to 20.12    65,058   1.75 to 1.40      1.53       17.37 to 16.96
                                          2005   2,415    30.74 to 17.20    64,504   1.75 to 1.40      1.30        2.48 to 2.12
                                          2004   2,836    30.00 to 16.84    74,171   1.75 to 1.40      1.31       13.21 to 12.81
                                          2003   3,134    26.50 to 14.93    72,725   1.75 to 1.40      1.51       23.83 to 23.40
                                          2002   3,515    21.40 to 12.10    66,375   1.75 to 1.40      1.38     (14.49) to (14.79)

Equity-Income - B                         2006   2,177    17.74 to 13.74    37,727   1.85 to 1.15      1.36       17.12 to 9.77
                                          2005   2,271    15.18 to 14.66    33,757   1.85 to 1.40      0.88        2.28 to 0.18
                                          2004   1,869    14.88 to 14.44    27,207   1.75 to 1.40      0.96       13.01 to 12.62
                                          2003   1,249    13.20 to 12.82    16,139   1.75 to 1.40      1.10       23.66 to 23.23
                                          2002     341    10.70 to 10.41     3,557   1.75 to 1.40      0.01     (3.87) to (16.75)

Strategic Bond - A                        2006     758    21.83 to 17.84    15,541   1.75 to 1.40      6.84        5.57 to 5.20
                                          2005     847    20.68 to 16.96    16,526   1.75 to 1.40      2.89        1.27 to 0.92
                                          2004   1,066    20.42 to 16.80    20,777   1.75 to 1.40      3.89        5.18 to 4.81
                                          2003   1,279    19.41 to 16.03    23,715   1.75 to 1.40      4.98       11.54 to 11.15
                                          2002   1,573    17.41 to 14.42    26,185   1.75 to 1.40      7.09        7.44 to 7.07

Strategic Bond - B                        2006     892    16.27 to 13.27    14,373   1.85 to 1.15      6.66        6.42 to 4.91
                                          2005     891    15.48 to 15.15    13,656   1.85 to 1.40      1.90        1.02 to 0.06
                                          2004     594    15.36 to 15.10     9,013   1.75 to 1.40      2.79        4.91 to 4.54
                                          2003     394    14.68 to 14.45     5,716   1.75 to 1.40      3.27       11.36 to 10.97
                                          2002     110    13.22 to 13.02     1,432   1.75 to 1.40      0.36        5.74 to 1.36

All Cap Core - A                          2006     522    20.83 to 9.21      9,535   1.75 to 1.40      0.72       13.16 to 12.76
                                          2005     669    18.41 to 8.17     10,530   1.75 to 1.40      0.79        7.57 to 7.19
                                          2004     839    17.11 to 7.62     12,345   1.75 to 1.40      0.46       14.71 to 14.31
                                          2003   1,051    14.92 to 6.67     13,409   1.75 to 1.40      0.00       29.72 to 29.26
                                          2002   1,179    11.50 to 5.16     11,921   1.75 to 1.40      0.00     (26.27) to (26.53)

All Cap Core - B                          2006      73    18.94 to 16.71     1,341   1.85 to 1.40      0.52       12.96 to 12.45
                                          2005      73    16.76 to 14.83     1,194   1.85 to 1.40      0.58        7.38 to 2.89
                                          2004      52    15.61 to 13.84       790   1.75 to 1.40      0.31       14.44 to 14.04
                                          2003      40    13.64 to 12.13       537   1.75 to 1.40      0.00       29.43 to 28.98
                                          2002       9    10.54 to 9.39         94   1.75 to 1.40      0.00     (4.53) to (24.86)

All Cap Growth - A                        2006   1,006    20.21 to 8.59     16,657   1.75 to 1.40      0.00        5.10 to 4.73
                                          2005   1,229    19.23 to 8.20     19,308   1.75 to 1.40      0.00        7.48 to 7.11
                                          2004   1,524    17.89 to 7.65     22,220   1.75 to 1.40      0.00        5.04 to 4.67
                                          2003   1,856    17.03 to 7.31     25,993   1.75 to 1.40      0.00       27.44 to 27.00
                                          2002   2,165    13.36 to 5.76     24,084   1.75 to 1.40      0.00     (25.46) to (25.72)

All Cap Growth - B                        2006     288    15.05 to 14.04     4,253   1.85 to 1.40      0.00        4.84 to 4.37
                                          2005     348    14.36 to 13.42     4,923   1.85 to 1.40      0.00        7.26 to 5.24
                                          2004     394  $13.39 to $12.54     5,206   1.75 to 1.40      0.00        4.85 to 4.48
                                          2003     323  $12.77 to $11.99     4,079   1.75 to 1.40      0.00       27.20 to 26.76
                                          2002      62   $10.04 to $9.45       613   1.75 to 1.40      0.00     (7.06) to (24.39)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO   INVESTMENT     TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE    ASSETS    HIGHEST TO      INCOME          HIGHEST
              SUB-ACCOUNT                 YEAR  (000S)  HIGHEST TO LOWEST   (000S)     LOWEST*        RATIO**      TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  ------------------
International Small Cap - A               2006     360  $26.22 to $13.67   $ 8,037  1.75% to 1.40%     1.17%      25.96% to 25.52%
                                          2005     357    20.82 to 10.89     6,725   1.75 to 1.40      0.88        8.58 to 8.20
                                          2004     449    19.17 to 10.06     7,886   1.75 to 1.40      0.13       19.38 to 18.96
                                          2003     477    16.06 to 8.46      7,213   1.75 to 1.40      0.00       52.79 to 52.26
                                          2002     539    10.51 to 5.56      5,297   1.75 to 1.40      0.00     (17.88) to (18.17)

International Small Cap - B               2006     290    25.04 to 13.58     6,936   1.85 to 1.15      0.95       25.78 to 8.50
                                          2005     255    19.96 to 19.17     4,950   1.85 to 1.40      0.23        8.35 to 3.91
                                          2004     245    18.47 to 17.82     4,400   1.75 to 1.40      0.08       19.18 to 18.77
                                          2003     128    15.53 to 15.00     1,932   1.75 to 1.40      0.00       52.58 to 52.05
                                          2002      10    10.21 to 9.87         98   1.75 to 1.40      0.00     (6.40) to (21.07)

Pacific Rim - A                           2006     221    16.12 to 13.52     3,135   1.75 to 1.40      0.97        9.51 to 9.12
                                          2005     277    14.77 to 12.38     3,580   1.75 to 1.40      0.92       24.01 to 23.58
                                          2004     269    11.95 to 10.01     2,804   1.75 to 1.40      0.47       15.27 to 14.87
                                          2003     271    10.40 to 8.70      2,433   1.75 to 1.40      0.14       38.77 to 38.28
                                          2002     266     7.52 to 6.29      1,713   1.75 to 1.40      0.12     (13.75) to (14.06)

Pacific Rim - B                           2006     187    22.84 to 12.24     3,969   1.85 to 1.15      0.76       9.38 to (2.18)
                                          2005     208    20.94 to 19.28     4,083   1.85 to 1.40      0.65       23.68 to 20.11
                                          2004     130    16.97 to 15.70     2,069   1.75 to 1.40      0.37       15.17 to 14.77
                                          2003      90    14.77 to 13.68     1,236   1.75 to 1.40      0.09       38.57 to 38.09
                                          2002       8    10.69 to 9.91         80   1.75 to 1.40      0.00     (5.66) to (20.75)

Science & Technology - A                  2006   1,477    12.90 to 4.53     13,945   1.75 to 1.40      0.00        4.06 to 3.70
                                          2005   1,845    12.40 to 4.37     16,503   1.75 to 1.40      0.00        0.67 to 0.32
                                          2004   2,215    12.31 to 4.36     19,863   1.75 to 1.40      0.00      (0.53) to (0.88)
                                          2003   2,590    12.38 to 4.40     23,957   1.75 to 1.40      0.00       48.31 to 47.79
                                          2002   2,560     8.35 to 2.98     16,805   1.75 to 1.40      0.00     (41.59) to (41.79)

Science & Technology - B                  2006     413    14.32 to 11.23     5,689   1.85 to 1.15      0.00        3.91 to 0.92
                                          2005     483    13.79 to 10.83     6,362   1.85 to 1.40      0.00       0.41 to (1.28)
                                          2004     577    13.73 to 10.81     7,605   1.75 to 1.40      0.00      (0.62) to (0.97)
                                          2003     400    13.81 to 10.91     5,261   1.75 to 1.40      0.00       48.37 to 47.86
                                          2002      38     9.31 to 7.37        339   1.75 to 1.40      0.00     (13.47) to (41.05)

Emerging Small Company - A                2006     379    19.70 to 9.08      5,866   1.75 to 1.40      0.00        0.99 to 0.63
                                          2005     441    19.51 to 9.03      6,901   1.75 to 1.40      0.00        3.59 to 3.23
                                          2004     532    18.84 to 8.74      8,031   1.75 to 1.40      0.00        9.97 to 9.58
                                          2003     567    17.13 to 7.98      8,043   1.75 to 1.40      0.00       37.79 to 37.31
                                          2002     613    12.43 to 5.81      6,457   1.75 to 1.40      0.00     (30.19) to (30.43)

Emerging Small Company - B                2006     335    15.04 to 14.11     4,967   1.85 to 1.40      0.00        0.76 to 0.31
                                          2005     362    14.92 to 14.04     5,343   1.85 to 1.40      0.00       3.40 to (0.21)
                                          2004     363    14.43 to 13.61     5,183   1.75 to 1.40      0.00        9.76 to 9.38
                                          2003     224    13.15 to 12.43     2,921   1.75 to 1.40      0.00       37.54 to 37.06
                                          2002      42     9.56 to 9.06        399   1.75 to 1.40      0.00     (8.75) to (27.53)

International Core - A                    2006     308    18.57 to 13.50     5,223   1.75 to 1.40      0.60       23.04 to 22.61
                                          2005     327    15.09 to 11.01     4,486   1.75 to 1.40      0.76       14.34 to 13.94
                                          2004     344    13.20 to 9.66      4,161   1.75 to 1.40      0.86       13.98 to 13.58
                                          2003     414    11.58 to 8.51      4,432   1.75 to 1.40      0.51       28.46 to 28.02
                                          2002     492     9.01 to 6.65      4,125   1.75 to 1.40      0.44     (22.78) to (23.05)

International Core - B                    2006     159    20.21 to 13.32     3,123   1.85 to 1.15      0.42       22.89 to 6.43
                                          2005      98    16.48 to 15.90     1,581   1.85 to 1.40      0.00       14.10 to 11.19
                                          2004      88    14.48 to 14.03     1,248   1.75 to 1.40      0.68       13.75 to 13.35
                                          2003      70    12.77 to 12.38       875   1.75 to 1.40      0.46       28.45 to 28.00
                                          2002      37     9.96 to 9.67        365   1.75 to 1.40      0.09     (3.11) to (22.63)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO   INVESTMENT    TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE   ASSETS     HIGHEST TO      INCOME         HIGHEST
               SUB-ACCOUNT                YEAR  (000S)  HIGHEST TO LOWEST  (000S)       LOWEST*       RATIO**     TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  ------------------
Value - A                                 2006     472   $27.46 to $24.34  $12,458  1.75% to 1.40%     0.38%     19.37% to 18.95%
                                          2005     520    23.01 to 20.46    11,529   1.75 to 1.40      0.64       11.00 to 10.61
                                          2004     615    20.73 to 18.50    12,315   1.75 to 1.40      0.60       13.57 to 13.17
                                          2003     728    18.25 to 16.35    12,885   1.75 to 1.40      1.17       36.83 to 36.35
                                          2002     831    13.34 to 11.99    10,768   1.75 to 1.40      0.84     (23.88) to (24.14)

Value - B                                 2006     250    19.49 to 13.62     4,786   1.85 to 1.15      0.19        19.12 to 8.79
                                          2005     230    16.40 to 16.08     3,737   1.85 to 1.40      0.43        10.80 to 3.39
                                          2004     216    14.84 to 14.62     3,171   1.75 to 1.40      0.39       13.44 to 13.04
                                          2003     125    13.11 to 12.93     1,622   1.75 to 1.40      1.12       36.68 to 36.20
                                          2002      34      9.62 to 9.49       319   1.75 to 1.40      0.05      (4.57) to (24.05)

Real Estate Securities - A                2006     296    38.25 to 36.74    11,138   1.75 to 1.40      1.81       36.19 to 35.72
                                          2005     322    28.03 to 27.07     8,898   1.75 to 1.40      2.02        10.30 to 9.92
                                          2004     379    25.46 to 24.63     9,520   1.75 to 1.40      2.48       30.20 to 29.74
                                          2003     422    19.56 to 18.98     8,165   1.75 to 1.40      2.54       37.21 to 36.74
                                          2002     430    14.25 to 13.88     6,082   1.75 to 1.40      2.79        1.16 to 0.80

Real Estate Securities - B                2006     503    33.50 to 15.65    15,580   1.85 to 1.15      1.58       35.91 to 25.03
                                          2005     509    24.71 to 22.84    11,818   1.85 to 1.40      1.51       10.11 to (2.97)
                                          2004     473    22.50 to 20.89     9,995   1.75 to 1.40      1.92       29.93 to 29.48
                                          2003     316    17.36 to 16.13     5,149   1.75 to 1.40      2.07       37.00 to 36.53
                                          2002     123    12.70 to 11.82     1,455   1.75 to 1.40      0.24       1.62 to (5.46)

High Yield - A                            2006     576    17.23 to 14.44     8,974   1.75 to 1.40      6.86        8.84 to 8.46
                                          2005     696    15.83 to 13.31    10,061   1.75 to 1.40      4.80        2.26 to 1.90
                                          2004     904    15.48 to 13.07    12,865   1.75 to 1.40      6.35        9.51 to 9.13
                                          2003   1,398    14.14 to 11.97    18,071   1.75 to 1.40      5.11       22.72 to 22.29
                                          2002     852     11.52 to 9.79     9,169   1.75 to 1.40      8.31      (8.17) to (8.49)

High Yield - B                            2006     694    17.42 to 13.24    11,893   1.85 to 1.15      6.91        8.71 to 5.80
                                          2005     759    16.03 to 15.43    11,992   1.85 to 1.40      3.56          2.12 to 0
                                          2004     974    15.70 to 15.15    15,077   1.75 to 1.40      4.72        9.30 to 8.92
                                          2003     947    14.36 to 13.89    13,430   1.75 to 1.40      3.73       22.47 to 22.05
                                          2002      78    11.72 to 11.37       910   1.75 to 1.40      0.85      (0.84) to (9.03)

Lifestyle Aggressive - A                  2006     320    18.82 to 14.63     5,390   1.75 to 1.40      7.66       13.86 to 13.46
                                          2005     378    16.53 to 12.90     5,514   1.75 to 1.40      1.92        9.10 to 8.72
                                          2004     442    15.15 to 11.86     6,042   1.75 to 1.40      0.77       14.44 to 14.04
                                          2003     437    13.24 to 10.40     5,216   1.75 to 1.40      0.41       33.04 to 32.57
                                          2002     466      9.95 to 7.85     4,239   1.75 to 1.40      0.83     (21.81) to (22.09)

Lifestyle Aggressive - B                  2006   3,106    18.89 to 13.01    58,044   1.85 to 1.15      7.68        13.59 to 4.07
                                          2005   3,243    16.63 to 16.36    53,631   1.85 to 1.40      1.84        8.94 to 4.45
                                          2004   3,055    15.26 to 15.12    46,433   1.75 to 1.40      0.63       14.44 to 14.04
                                          2003   1,816    13.34 to 13.26    24,167   1.75 to 1.40      0.14       33.04 to 32.57
                                          2002     126     10.02 to 9.99     1,264   1.75 to 1.40      0.00      (5.59) to (20.05)

Lifestyle Growth - A                      2006   1,922    20.82 to 15.25    34,748   1.75 to 1.40      6.04       11.93 to 11.54
                                          2005   1,986    18.61 to 13.68    32,112   1.75 to 1.40      2.86        7.16 to 6.78
                                          2004   2,178    17.36 to 12.81    33,490   1.75 to 1.40      1.45       12.99 to 12.60
                                          2003   2,185    15.37 to 11.37    29,888   1.75 to 1.40      1.20       27.75 to 27.30
                                          2002   2,202     12.03 to 8.93    23,853   1.75 to 1.40      2.17     (17.02) to (17.31)

Lifestyle Growth - B                      2006  39,974    18.43 to 13.09   706,919   1.85 to 1.15      5.22        11.71 to 4.69
                                          2005  22,032    16.49 to 16.14   359,838   1.85 to 1.40      2.29        7.01 to 3.18
                                          2004  10,656    15.41 to 15.12   163,056   1.75 to 1.40      0.83       13.00 to 12.61
                                          2003   3,499    13.64 to 13.42    47,509   1.75 to 1.40      0.52       27.64 to 27.20
                                          2002     424    10.69 to 10.54     4,523   1.75 to 1.40      0.04     (4.44) to (15.70)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO   INVESTMENT    TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE   ASSETS     HIGHEST TO      INCOME         HIGHEST
              SUB-ACCOUNT                 YEAR  (000S)  HIGHEST TO LOWEST  (000S)       LOWEST*       RATIO**     TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  ------------------
Lifestyle Balanced - A                    2006   2,969   $21.97 to $16.17  $56,071  1.75% to 1.40%     5.48%     11.17% to 10.78%
                                          2005   3,308    19.76 to 14.60    56,410   1.75 to 1.40      3.96        5.40 to 5.03
                                          2004   3,491    18.75 to 13.90    56,752   1.75 to 1.40      2.24       11.91 to 11.52
                                          2003   3,340    16.75 to 12.46    48,820   1.75 to 1.40      2.37       22.25 to 21.83
                                          2002   2,920    13.70 to 10.23    35,380   1.75 to 1.40      3.25     (11.20) to (11.51)

Lifestyle Balanced - B                    2006  36,439    18.14 to 13.22    636,831  1.85 to 1.15      4.89        10.95 to 5.74
                                          2005  24,002    16.35 to 15.98    388,167  1.85 to 1.40      3.17        5.32 to 2.07
                                          2004  11,111    15.52 to 15.21    171,110  1.75 to 1.40      1.43       11.83 to 11.44
                                          2003   4,784    13.88 to 13.64    66,050   1.75 to 1.40      1.47       22.25 to 21.83
                                          2002     790    11.36 to 11.18     8,940   1.75 to 1.40      0.23      (2.58) to (10.56)

Lifestyle Moderate - A                    2006   1,517    21.79 to 16.17    27,295   1.75 to 1.40      4.68        8.88 to 8.51
                                          2005   1,618    20.01 to 14.90    26,757   1.75 to 1.40      4.20        2.71 to 2.35
                                          2004   1,721    19.48 to 14.56    28,156   1.75 to 1.40      2.90        9.49 to 9.11
                                          2003   1,737    17.79 to 13.35    26,228   1.75 to 1.40      3.07       16.19 to 15.78
                                          2002   1,709    15.32 to 11.53    22,372   1.75 to 1.40      3.40      (5.37) to (5.70)

Lifestyle Moderate - B                    2006  10,417    16.89 to 13.15   171,943   1.85 to 1.15      4.21        8.65 to 5.24
                                          2005   7,557    15.54 to 15.29   116,397   1.85 to 1.40      3.53        2.56 to 1.04
                                          2004   4,269    15.15 to 15.00    64,245   1.75 to 1.40      1.99        9.49 to 9.11
                                          2003   1,961    13.83 to 13.73    27,023   1.75 to 1.40      1.79       16.19 to 15.78
                                          2002     377    11.91 to 11.85     4,480   1.75 to 1.40      0.31      (1.16) to (5.20)

Lifestyle Conservative - A                2006     856    21.39 to 16.50    15,451   1.75 to 1.40      4.62        6.93 to 6.56
                                          2005     906    20.01 to 15.48    15,367   1.75 to 1.40      4.82        1.46 to 1.10
                                          2004     951    19.72 to 15.31    16,109   1.75 to 1.40      3.70        7.07 to 6.70
                                          2003   1,202    18.42 to 14.35    19,071   1.75 to 1.40      3.68        10.00 to 9.62
                                          2002   1,420    16.74 to 13.09    20,441   1.75 to 1.40      2.80       0.31 to (0.04)

Lifestyle Conservative - B                2006   4,437    15.90 to 13.12    69,236   1.85 to 1.15      4.41        6.63 to 4.99
                                          2005   3,608    14.91 to 14.67    53,306   1.85 to 1.40      4.29        1.38 to 0.19
                                          2004   2,223    14.71 to 14.57    32,473   1.75 to 1.40      3.04        7.00 to 6.62
                                          2003   1,460    13.74 to 13.67    19,983   1.75 to 1.40      2.53        10.00 to 9.62
                                          2002     314    12.53 to 12.47     3,913   1.75 to 1.40      0.16       0.53 to (0.26)

Small Company Value - A                   2006     468    24.91 to 23.15    11,306   1.75 to 1.40      0.07       13.82 to 13.42
                                          2005     607    21.97 to 20.39    12,879   1.75 to 1.40      0.28        5.55 to 5.18
                                          2004     738    20.88 to 19.36    14,823   1.75 to 1.40      0.16       23.45 to 23.02
                                          2003     786    16.98 to 15.73    12,806   1.75 to 1.40      0.39       31.81 to 31.35
                                          2002     846    12.92 to 11.96    10,438   1.75 to 1.40      0.30      (7.24) to (7.56)

Small Company Value - B                   2006   1,134    22.11 to 12.50    22,490   1.85 to 1.15      0.00       13.61 to (0.16)
                                          2005   1,196    19.51 to 17.20    21,023   1.85 to 1.40      0.06        5.30 to 0.77
                                          2004   1,139    18.58 to 16.45    19,052   1.75 to 1.40      0.09       23.20 to 22.77
                                          2003     831    15.12 to 13.40    11,304   1.75 to 1.40      0.35       31.71 to 31.25
                                          2002     208    11.51 to 10.21     2,134   1.75 to 1.40      0.04      (2.04) to (18.34)

International Value - A                   2006     988    20.35 to 19.93    19,990   1.75 to 1.40      1.86       27.79 to 27.35
                                          2005   1,098    15.92 to 15.65    17,391   1.75 to 1.40      0.49        9.01 to 8.63
                                          2004     466    14.61 to 14.40     6,761   1.75 to 1.40      1.26       19.85 to 19.43
                                          2003     442    12.19 to 12.05     5,361   1.75 to 1.40      0.81       42.85 to 42.35
                                          2002     410      8.53 to 8.45     3,484   1.75 to 1.40      0.65     (18.98) to (19.26)

International Value - B                   2006   1,023    24.17 to 14.10    23,440   1.85 to 1.15      1.67       27.48 to 12.65
                                          2005   1,029    19.01 to 17.87    18,690   1.85 to 1.40      0.60        8.78 to 5.30
                                          2004     790    17.52 to 16.55    13,194   1.75 to 1.40      0.98       19.68 to 19.26
                                          2003     548    14.67 to 13.88     7,675   1.75 to 1.40      0.64       42.51 to 42.01
                                          2002     113     10.32 to 9.77     1,110   1.75 to 1.40      0.00      (7.35) to (21.83)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO  INVESTMENT    TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE   ASSETS     HIGHEST TO      INCOME         HIGHEST
              SUB-ACCOUNT                 YEAR  (000S)  HIGHEST TO LOWEST  (000S)       LOWEST*       RATIO**     TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  ------------------
Total Return - A                          2006   1,760   $17.10 to $16.52  $29,476  1.75% to 1.40%     3.46%      2.16% to 1.81%
                                          2005   2,066    16.74 to 16.22   33,921     1.75 to 1.40     2.42        1.05 to 0.70
                                          2004   2,430    16.56 to 16.11   39,569     1.75 to 1.40     3.92        3.49 to 3.13
                                          2003   2,966    16.00 to 15.62   46,792     1.75 to 1.40     2.85        3.56 to 3.19
                                          2002   3,392    15.46 to 15.14   51,821     1.75 to 1.40     2.41        7.99 to 7.62

Total Return - B                          2006   2,196    14.65 to 12.90   31,877     1.85 to 1.15     3.26        3.44 to 1.53
                                          2005   2,523    14.36 to 14.13   35,980     1.85 to 1.40     1.95       0.83 to (0.56)
                                          2004   2,577    14.25 to 14.12   36,510     1.75 to 1.40     3.24        3.25 to 2.89
                                          2003   2,424    13.80 to 13.72   33,338     1.75 to 1.40     2.20        3.41 to 3.05
                                          2002     900    13.35 to 13.31   11,993     1.75 to 1.40     0.10        6.79 to 1.70

U.S. Large Cap - A                        2006     978    15.17 to 14.37   14,499     1.75 to 1.40     0.58        9.12 to 8.74
                                          2005   1,181    13.91 to 13.21   16,086     1.75 to 1.40     0.45        4.35 to 3.99
                                          2004   1,411    13.33 to 12.71   18,445     1.75 to 1.40     0.28        7.87 to 7.49
                                          2003   1,182    12.35 to 11.82   14,287     1.75 to 1.40     0.38       35.16 to 34.69
                                          2002   1,169      9.14 to 8.78   10,493     1.75 to 1.40     0.29     (26.23) to (26.48)

U.S. Large Cap - B                        2006     784    16.33 to 12.89   12,561     1.85 to 1.15     0.40        8.83 to 3.02
                                          2005     938    15.00 to 14.14   13,843     1.85 to 1.40     0.12        4.26 to 2.21
                                          2004   1,079    14.39 to 13.59   15,307     1.75 to 1.40     0.21        7.59 to 7.22
                                          2003     808    13.37 to 12.66   10,660     1.75 to 1.40     0.33       34.78 to 34.31
                                          2002     136      9.92 to 9.42    1,338     1.75 to 1.40     0.02      (7.87) to (24.64)

Mid Cap Stock - A                         2006   1,178    16.70 to 16.20   19,508     1.75 to 1.40     0.00       11.97 to 11.58
                                          2005   1,312    14.96 to 14.50   19,434     1.75 to 1.40     0.00       12.98 to 12.59
                                          2004     659    13.29 to 12.87    8,666     1.75 to 1.40     0.00       17.38 to 16.97
                                          2003     704    11.36 to 10.99    7,898     1.75 to 1.40     0.00       40.35 to 39.86
                                          2002     610      8.12 to 7.85    4,887     1.75 to 1.40     0.00     (23.64) to (23.91)

Mid Cap Stock - B                         2006   1,016    20.92 to 12.79   20,875     1.85 to 1.15     0.00        11.73 to 2.16
                                          2005   1,037    18.72 to 17.62   19,220     1.85 to 1.40     0.00        12.84 to 8.02
                                          2004     769    16.59 to 15.65   12,646     1.75 to 1.40     0.00       17.10 to 16.69
                                          2003     495    14.17 to 13.40    6,967     1.75 to 1.40     0.00       40.00 to 39.51
                                          2002      86     10.12 to 9.60      865     1.75 to 1.40     0.00      (7.56) to (23.24)

Global Allocation - A                     2006     210    12.60 to 12.39    2,641     1.75 to 1.40     1.08       11.93 to 11.54
                                          2005     250    11.25 to 11.10    2,807     1.75 to 1.40     1.00        4.73 to 4.37
                                          2004     266    10.77 to 10.62    2,853     1.75 to 1.40     1.10       11.16 to 10.77
                                          2003     383      9.72 to 9.58    3,701     1.75 to 1.40     0.42       24.67 to 24.23
                                          2002     293      7.83 to 7.70    2,278     1.75 to 1.40     0.00     (24.28) to (24.54)

Global Allocation - B                     2006   1,090    16.41 to 13.29   17,185     1.85 to 1.15     0.73        11.71 to 6.14
                                          2005     538    14.69 to 13.74    7,720     1.85 to 1.40     0.68        4.47 to 3.14
                                          2004     278    14.06 to 13.18    3,864     1.75 to 1.40     0.74       10.96 to 10.57
                                          2003     127    12.67 to 11.91    1,591     1.75 to 1.40     0.28       24.71 to 24.28
                                          2002      19     10.16 to 9.58      194     1.75 to 1.40     0.00      (6.00) to (23.40)

Dynamic Growth - A                        2006     717      5.99 to 5.42    4,168     1.75 to 1.40     0.00        9.49 to 9.11
                                          2005     934      5.49 to 4.96    4,960     1.75 to 1.40     0.00       10.84 to 10.45
                                          2004   1,090      4.97 to 4.49    5,243     1.75 to 1.40     0.00        8.47 to 8.09
                                          2003   1,344      4.60 to 4.15    5,946     1.75 to 1.40     0.00       27.24 to 26.80
                                          2002     773      3.62 to 3.27    2,655     1.75 to 1.40     0.00     (29.36) to (29.61)

Dynamic Growth - B                        2006     168    16.87 to 15.80    2,796     1.85 to 1.40     0.00        9.19 to 8.70
                                          2005     202    15.45 to 14.50    3,086     1.85 to 1.40     0.00        10.46 to 0.34
                                          2004     220    13.99 to 13.16    3,047     1.75 to 1.40     0.00        8.49 to 8.11
                                          2003     252    12.89 to 12.16    3,219     1.75 to 1.40     0.00       27.32 to 26.88
                                          2002      11     10.13 to 9.58      110     1.75 to 1.40     0.00      (5.42) to (23.38)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO  INVESTMENT
                                                 UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO      INCOME    TOTAL RETURN HIGHEST
               SUB-ACCOUNT                YEAR  (000S)  HIGHEST TO LOWEST  (000S)      LOWEST*       RATIO**        TO LOWEST***
----------------------------------------  ----  ------  -----------------  ------  --------------  ----------  --------------------
Total Stock Market Index - A              2006     143   $12.78 to $12.49  $1,821  1.75% to 1.40%     1.00%      13.70% to 13.30%
                                          2005     163    11.28 to 11.01    1,836   1.75 to 1.40      1.13         4.23 to 3.86
                                          2004     176    10.86 to 10.59    1,898   1.75 to 1.40      0.62         10.18 to 9.80
                                          2003     175     9.89 to 9.64     1,713   1.75 to 1.40      0.00        28.73 to 28.28
                                          2002     174     7.71 to 7.50     1,332   1.75 to 1.40      1.02      (22.38) to (22.66)

Total Stock Market Index - B              2006     424    17.06 to 16.20    7,114   1.85 to 1.40      0.80        13.50 to 12.99
                                          2005     439    15.03 to 14.30    6,497   1.85 to 1.40      0.90         3.95 to 0.89
                                          2004     458    14.46 to 13.80    6,540   1.75 to 1.40      0.46         10.04 to 9.66
                                          2003     319    13.14 to 12.57    4,149   1.75 to 1.40      0.00        28.51 to 28.06
                                          2002      28     10.23 to 9.80      289   1.75 to 1.40      3.00       (5.75) to (21.56)

500 Index - A                             2006     752    11.94 to 11.66    8,946   1.75 to 1.40      0.92        13.66 to 13.26
                                          2005     947    10.54 to 10.29    9,930   1.75 to 1.40      1.57         2.84 to 2.48
                                          2004   1,259    10.29 to 10.03   12,854   1.75 to 1.40      0.88         8.72 to 8.34
                                          2003   1,077     9.50 to 9.25    10,136   1.75 to 1.40      0.94        26.23 to 25.79
                                          2002   1,238     7.55 to 7.34     9,218   1.75 to 1.40      0.00      (23.61) to (23.87)

500 Index - B                             2006   1,168    16.29 to 15.21   18,636   1.85 to 1.40      0.78        13.47 to 12.96
                                          2005   1,316    14.36 to 13.44   18,514   1.85 to 1.40      1.38         2.67 to 0.82
                                          2004   1,368    13.12 to 12.89   18,755   1.75 to 1.40      0.64         8.46 to 8.08
                                          2003     983    12.89 to 12.13   12,453   1.75 to 1.40      0.61        25.99 to 25.55
                                          2002     184     10.23 to 9.65    1,862   1.75 to 1.40      0.00       (5.84) to (22.78)

Mid Cap Index - A                         2006     134    19.49 to 19.01    2,584   1.75 to 1.40      0.62         8.19 to 7.82
                                          2005     126    18.01 to 17.63    2,256   1.75 to 1.40      0.50        10.47 to 10.08
                                          2004     136    16.30 to 16.02    2,201   1.75 to 1.40      0.39        14.21 to 13.81
                                          2003     146    14.27 to 14.07    2,073   1.75 to 1.40      0.00        32.70 to 32.23
                                          2002     149    10.76 to 10.64    1,595   1.75 to 1.40      0.49      (16.34) to (16.64)

Mid Cap Index - B                         2006     574    18.59 to 12.70   10,240   1.85 to 1.15      0.44        7.93 to (0.70)
                                          2005     431    17.27 to 16.40    7,185   1.85 to 1.40      0.33         10.24 to 1.77
                                          2004     416    15.70 to 14.98    6,308   1.75 to 1.40      0.25        14.04 to 13.64
                                          2003     280    13.80 to 13.19    3,735   1.75 to 1.40      0.00        32.46 to 31.99
                                          2002      65     10.45 to 9.99      656   1.75 to 1.40      1.48       (4.69) to (20.08)

Small Cap Index - A                       2006      85    17.91 to 17.47    1,515   1.75 to 1.40      0.52        15.98 to 15.58
                                          2005      98    15.50 to 15.10    1,515   1.75 to 1.40      0.55         2.45 to 2.09
                                          2004     130    15.18 to 14.77    1,960   1.75 to 1.40      0.31        15.69 to 15.29
                                          2003     136    13.17 to 12.80    1,775   1.75 to 1.40      0.00        43.76 to 43.26
                                          2002     227     9.19 to 8.93     2,050   1.75 to 1.40      1.32      (22.57) to (22.84)

Small Cap Index - B                       2006     342    19.03 to 18.24    6,336   1.85 to 1.40      0.33        15.72 to 15.20
                                          2005     366    16.48 to 15.83    5,879   1.85 to 1.40      0.35        2.26 to (1.64)
                                          2004     402    16.16 to 15.59    6,323   1.75 to 1.40      0.20        15.50 to 15.09
                                          2003     254    14.03 to 13.55    3,469   1.75 to 1.40      0.00        43.31 to 42.81
                                          2002      52     9.81 to 9.48       496   1.75 to 1.40      2.40       (6.15) to (24.12)

Capital Appreciation - A                  2006   1,426     9.40 to 9.20    13,949   1.75 to 1.40      0.00         0.84 to 0.49
                                          2005     216     9.32 to 9.15     1,999   1.75 to 1.40      0.00        12.41 to 12.02
                                          2004     169     8.29 to 8.17     1,387   1.75 to 1.40      0.00         7.80 to 7.43
                                          2003     171     7.69 to 7.61     1,307   1.75 to 1.40      0.00        27.67 to 27.23
                                          2002     179     6.02 to 5.98     1,073   1.75 to 1.40      0.00      (31.58) to (31.82)

Capital Appreciation - B                  2006     868    14.83 to 12.61   12,654   1.85 to 1.15      0.00         1.15 to 0.20
                                          2005     223    14.74 to 13.37    3,233   1.85 to 1.40      0.00         12.12 to 6.15
                                          2004     214    13.14 to 11.95    2,778   1.75 to 1.40      0.00         7.70 to 7.33
                                          2003     172    12.20 to 11.12    2,075   1.75 to 1.40      0.00        27.56 to 27.11
                                          2002      45     9.57 to 8.74       422   1.75 to 1.40      0.00       (8.54) to (30.06)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO  INVESTMENT
                                                 UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO      INCOME    TOTAL RETURN HIGHEST
               SUB-ACCOUNT                YEAR  (000S)  HIGHEST TO LOWEST  (000S)      LOWEST*       RATIO**        TO LOWEST***
----------------------------------------  ----  ------  -----------------  ------  --------------  ----------  --------------------
Health Sciences - A                       2006    233    $17.45 to $17.11  $4,022   1.75% to 1.40%    0.00%       6.87% to 6.50%
                                          2005    244     16.33 to 16.06    3,937    1.75 to 1.40     0.00        11.08 to 10.69
                                          2004    298     14.70 to 14.51    4,345    1.75 to 1.40     0.00        13.70 to 13.30
                                          2003    322     12.93 to 12.81    4,131    1.75 to 1.40     0.00        34.32 to 33.86
                                          2002    298      9.62 to 9.57     2,856    1.75 to 1.40     0.00      (28.25) to (28.50)

Health Sciences - B                       2006    452     19.12 to 13.36    8,397    1.85 to 1.15     0.00         7.16 to 6.19
                                          2005    444     17.93 to 15.95    7,782    1.85 to 1.40     0.00         10.87 to 8.29
                                          2004    437     16.17 to 14.42    6,927    1.75 to 1.40     0.00        13.44 to 13.04
                                          2003    267     14.25 to 12.75    3,722    1.75 to 1.40     0.00        34.02 to 33.56
                                          2002     57      10.64 to 9.53      594    1.75 to 1.40     0.00       (2.52) to (23.72)

Financial Services - A                    2006    199     17.58 to 17.24    3,472    1.75 to 1.40     0.34        21.41 to 20.99
                                          2005    163     14.48 to 14.25    2,332    1.75 to 1.40     0.41         8.25 to 7.88
                                          2004    196     13.38 to 13.21    2,605    1.75 to 1.40     0.40         8.84 to 8.46
                                          2003    237     12.29 to 12.18    2,901    1.75 to 1.40     0.16        31.72 to 31.26
                                          2002    221      9.33 to 9.28     2,058    1.75 to 1.40     0.00      (19.03) to (19.31)

Financial Services - B                    2006    309     19.16 to 14.39    5,828    1.85 to 1.15     0.20        21.07 to 14.95
                                          2005    273     15.85 to 15.57    4,303    1.85 to 1.40     0.21         8.11 to 7.17
                                          2004    287     14.70 to 14.50    4,189    1.75 to 1.40     0.25         8.55 to 8.17
                                          2003    201     13.58 to 13.41    2,705    1.75 to 1.40     0.12        31.55 to 31.09
                                          2002     41     10.35 to 10.23      418    1.75 to 1.40     0.00       (4.25) to (18.18)

Quantitative Mid Cap - A                  2006     34     14.11 to 13.84      473    1.75 to 1.40     0.00         2.65 to 2.29
                                          2005     47     13.75 to 13.53      647    1.75 to 1.40     0.00        12.05 to 11.66
                                          2004    138     12.27 to 12.11    1,686    1.75 to 1.40     0.00        16.56 to 16.15
                                          2003     44     10.53 to 10.43      466    1.75 to 1.40     0.00        36.61 to 36.13
                                          2002     50      7.71 to 7.66       386    1.75 to 1.40     0.00      (23.72) to (23.99)

Quantitative Mid Cap - B                  2006     63     17.93 to 17.43    1,111    1.85 to 1.40     0.00         2.35 to 1.89
                                          2005     78     17.52 to 17.07    1,351    1.85 to 1.40     0.00         11.81 to 2.60
                                          2004     83     15.67 to 15.31    1,286    1.75 to 1.40     0.00        16.25 to 15.84
                                          2003     39     13.48 to 13.20      519    1.75 to 1.40     0.00        36.40 to 35.93
                                          2002     12      9.88 to 9.70       121    1.75 to 1.40     0.00       (4.15) to (22.39)

All Cap Value - A                         2006    243     16.21 to 15.90    3,883    1.75 to 1.40     0.95        12.14 to 11.75
                                          2005    265     14.46 to 14.22    3,791    1.75 to 1.40     0.56         4.25 to 3.88
                                          2004    245     13.87 to 13.69    3,371    1.75 to 1.40     0.32        14.34 to 13.94
                                          2003    217     12.13 to 12.02    2,613    1.75 to 1.40     0.08        36.44 to 35.96
                                          2002    201      8.89 to 8.84     1,784    1.75 to 1.40     0.00      (28.84) to (29.09)

All Cap Value - B                         2006    514     17.52 to 15.89    8,775    1.85 to 1.40     0.79        11.96 to 11.45
                                          2005    550     15.65 to 14.23    8,417    1.85 to 1.40     0.12         3.95 to 2.37
                                          2004    545     15.05 to 13.73    8,079    1.75 to 1.40     0.23        14.18 to 13.78
                                          2003    342     13.18 to 12.05    4,451    1.75 to 1.40     0.12        36.25 to 35.77
                                          2002     63      9.67 to 8.87       594    1.75 to 1.40     0.00      (10.39) to (29.06)

Strategic Value - A                       2006     --     12.18 to 11.94       --    1.75 to 1.40     2.55(a)     10.19 to 9.83(a)
                                          2005    134     11.05 to 10.87    1,466    1.75 to 1.40     0.77       (1.68) to (2.02)
                                          2004    154     11.24 to 11.10    1,718    1.75 to 1.40     0.37        16.34 to 15.93
                                          2003    174      9.66 to 9.57     1,667    1.75 to 1.40     0.02        26.99 to 26.55
                                          2002    192      7.61 to 7.56     1,455    1.75 to 1.40     0.00      (28.21) to (28.46)

Strategic Value - B                       2006     --     15.62 to 14.69       --    1.85 to 1.40     2.40(a)     10.00 to 9.55(a)
                                          2005    324     14.20 to 13.38    4,562    1.85 to 1.40     0.34       (1.91) to (2.80)
                                          2004    277     14.48 to 13.68    3,981    1.75 to 1.40     0.27        16.15 to 15.74
                                          2003    160     12.47 to 11.80    1,983    1.75 to 1.40     0.06        26.89 to 26.45
                                          2002     43      9.83 to 9.33       418    1.75 to 1.40     0.00       (7.29) to (25.39)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO   INVESTMENT
                                                 UNITS   UNIT FAIR VALUE    ASSETS    HIGHEST TO      INCOME    TOTAL RETURN HIGHEST
               SUB-ACCOUNT                YEAR  (000S)  HIGHEST TO LOWEST   (000S)     LOWEST*        RATIO**        TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  --------------------
Utilities - A                             2006     307   $17.59 to $17.24  $ 5,351  1.75% to 1.40%     2.18%     29.19% to 28.74%
                                          2005     270    13.62 to 13.39     3,647   1.75 to 1.40      0.47        15.20 to 14.80
                                          2004     295    11.82 to 11.67     3,468   1.75 to 1.40      0.93        27.62 to 27.17
                                          2003     213     9.26 to 9.17      1,961   1.75 to 1.40      0.95        32.66 to 32.20
                                          2002     188     6.98 to 6.94      1,307   1.75 to 1.40      0.01      (24.61) to (24.87)

Utilities - B                             2006     284    27.22 to 24.79     7,562   1.85 to 1.40      2.05        28.96 to 28.38
                                          2005     244    21.11 to 19.27     5,066   1.85 to 1.40      0.30         14.94 to 3.24
                                          2004     171    18.37 to 16.81     3,100   1.75 to 1.40      0.76        27.43 to 26.99
                                          2003      79    14.41 to 13.22     1,133   1.75 to 1.40      0.76        32.39 to 31.93
                                          2002      11    10.89 to 10.01       123   1.75 to 1.40      0.00        1.00 to (19.90)

Mid Cap Value - A                         2006     513    20.56 to 20.16    10,450   1.75 to 1.40      0.72        10.71 to 10.33
                                          2005     664    18.57 to 18.27    12,224   1.75 to 1.40      0.45         6.51 to 6.13
                                          2004     676    17.44 to 17.21    11,703   1.75 to 1.40      0.49        22.73 to 22.30
                                          2003     594    14.21 to 14.08     8,390   1.75 to 1.40      0.41        23.62 to 23.18
                                          2002     668    11.49 to 11.43     7,651   1.75 to 1.40      0.00      (11.36) to (11.67)

Mid Cap Value - B                         2006   1,255    20.07 to 18.86    24,092   1.85 to 1.40      0.52         10.48 to 9.98
                                          2005   1,404    18.21 to 17.15    24,444   1.85 to 1.40      0.25        6.27 to (0.03)
                                          2004   1,329    17.18 to 16.25    21,808   1.75 to 1.40      0.36        22.48 to 22.06
                                          2003     916    14.06 to 13.32    12,294   1.75 to 1.40      0.29        23.40 to 22.97
                                          2002     228    11.43 to 10.83     2,488   1.75 to 1.40      0.00       (3.11) to (13.36)

Fundamental Value - A                     2006     560    16.43 to 16.10     9,076   1.75 to 1.40      0.83        12.93 to 12.53
                                          2005     664    14.55 to 14.31     9,548   1.75 to 1.40      0.46         7.33 to 6.96
                                          2004     726    13.55 to 13.38     9,740   1.75 to 1.40      0.49         10.24 to 9.86
                                          2003     716    12.29 to 12.18     8,737   1.75 to 1.40      0.28        28.03 to 27.59
                                          2002     722     9.60 to 9.55      6,899   1.75 to 1.40      0.09      (17.37) to (17.66)

Fundamental Value - B                     2006   2,101    17.92 to 13.60    36,932   1.85 to 1.15      0.59         12.66 to 8.68
                                          2005   1,514    15.91 to 15.65    23,935   1.85 to 1.40      0.21         7.19 to 4.28
                                          2004   1,169    14.86 to 14.71    17,273   1.75 to 1.40      0.35         9.89 to 9.51
                                          2003     684    13.55 to 13.43     9,220   1.75 to 1.40      0.25        27.77 to 27.33
                                          2002     212    10.63 to 10.55     2,235   1.75 to 1.40      0.00       (3.19) to (15.63)

Emerging Growth - B                       2006      73    19.80 to 19.47     1,426   1.85 to 1.40      0.00         9.84 to 9.35
                                          2005      50    18.02 to 17.81       900   1.85 to 1.40      0.00         5.89 to 1.00
                                          2004      40    17.02 to 16.92       670   1.75 to 1.40      0.00         5.16 to 4.79
                                          2003      22    16.19 to 16.15       362   1.75 to 1.40      0.00        29.48 to 29.19

Natural Resources - B                     2006     389    37.87 to 12.31    14,264   1.85 to 1.15      0.40        20.34 to (1.62)
                                          2005     387    31.46 to 31.09    12,127   1.85 to 1.40      0.00        44.39 to 14.68
                                          2004     239    21.79 to 21.67     5,201   1.75 to 1.40      0.05        22.32 to 21.89
                                          2003      82    17.82 to 17.77     1,464   1.75 to 1.40      0.00        42.52 to 42.20

Mid Cap Core - B                          2006      --    19.14 to 12.77        --   1.85 to 1.15      1.33(a)     7.42 to 2.03(a)
                                          2005     189    17.82 to 17.60     3,360   1.85 to 1.40      0.00        4.42 to (0.66)
                                          2004     270    17.06 to 16.96     4,594   1.75 to 1.40      0.00        12.54 to 12.15
                                          2003     139    15.16 to 15.13     2,105   1.75 to 1.40      0.00        21.28 to 21.00

Quantitative All Cap - B                  2006      25    21.09 to 20.75       524   1.85 to 1.40      0.74        13.32 to 12.81
                                          2005      34    18.61 to 18.39       631   1.85 to 1.40      0.89         6.86 to 2.59
                                          2004      20    17.42 to 17.32       352   1.75 to 1.40      0.79        13.08 to 12.68
                                          2003       6    15.41 to 15.37        92   1.75 to 1.40      0.00        23.24 to 22.96

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                         UNIT FAIR VALUE             EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                UNITS      HIGHEST TO      ASSETS     HIGHEST TO      INCOME         HIGHEST
               SUB-ACCOUNT                YEAR  (000S)       LOWEST        (000S)       LOWEST*       RATIO**      TO LOWEST***
----------------------------------------  ----  ------  ----------------  --------  --------------  ----------  -----------------
Large Cap Value - B                       2006     356  $24.55 to $24.15  $  8,694  1.85% to 1.40%     0.26%     14.15% to 13.64%
                                          2005     232   21.51 to 21.25      4,959   1.85 to 1.40      0.00       13.66 to 3.74
                                          2004     136   18.92 to 18.81      2,557   1.75 to 1.40      0.89       19.84 to 19.42
                                          2003      28   15.79 to 15.75        438   1.75 to 1.40      0.00       26.32 to 26.03

Small Cap Opportunities - A               2006     161   24.80 to 24.49      3,977   1.75 to 1.40      0.70        8.92 to 8.54
                                          2005     202   22.77 to 22.56      4,587   1.75 to 1.40      0.00(a)   16.36 to 16.09(a)

Small Cap Opportunities - B               2006     360   24.71 to 12.23      8,807   1.85 to 1.15      0.53       8.66 to (2.29)
                                          2005     369   22.74 to 22.47      8,363   1.85 to 1.40      0.00       6.12 to (1.99)
                                          2004     115   21.43 to 21.31      2,461   1.75 to 1.40      0.07       23.73 to 23.30
                                          2003      39   17.32 to 17.28        682   1.75 to 1.40      0.00       38.56 to 38.24

Special Value - B                         2006      35   20.97 to 20.63        735   1.85 to 1.40      0.00        9.06 to 8.57
                                          2005      42   19.23 to 19.00        811   1.85 to 1.40      0.00       3.84 to (0.32)
                                          2004      46   18.52 to 18.41        857   1.75 to 1.40      0.00       18.28 to 17.86
                                          2003       7   15.66 to 15.62        111   1.75 to 1.40      0.00       25.24 to 24.96

Real Return Bond - B                      2006     797   13.72 to 13.50     10,855   1.85 to 1.40      2.49      (1.20) to (1.64)
                                          2005   1,190   13.89 to 13.72     16,445   1.85 to 1.40      0.12       0.12 to (0.54)
                                          2004     895   13.92 to 13.84     12,407   1.75 to 1.40      0.25        7.21 to 6.84
                                          2003     327   12.98 to 12.95      4,232   1.75 to 1.40      0.00        3.84 to 3.60

American International - B                2006   3,719   26.88 to 13.22     94,939   1.85 to 1.15      0.72       16.68 to 5.59
                                          2005   2,544   23.04 to 22.76     58,260   1.85 to 1.40      0.46       19.19 to 14.04
                                          2004   1,125   19.33 to 19.22     21,678   1.75 to 1.40      0.33       17.09 to 16.68
                                          2003     211   16.51 to 16.47      3,474   1.75 to 1.40      0.00       32.06 to 31.76

American Growth - B                       2006   7,988   20.77 to 12.83    160,869   1.85 to 1.15      0.16        8.12 to 2.53
                                          2005   5,750   19.21 to 18.98    109,808   1.85 to 1.40      0.00       13.99 to 6.62
                                          2004   2,975   16.85 to 16.75     49,975   1.75 to 1.40      0.00       10.35 to 9.97
                                          2003     881   15.27 to 15.23     13,433   1.75 to 1.40      0.00       22.15 to 21.87

American Blue Chip Income & Growth - B    2006   1,055   19.94 to 19.62     20,894   1.85 to 1.40      0.42       15.17 to 14.66
                                          2005   1,071   17.32 to 17.11     18,446   1.85 to 1.40      0.04        5.19 to 1.90
                                          2004   1,052   16.46 to 16.37     17,269   1.75 to 1.40      0.00        7.61 to 7.23
                                          2003     527   15.30 to 15.26      8,058   1.75 to 1.40      0.00       22.39 to 22.11

American Growth-Income - B                2006   7,484   19.56 to 13.49    142,470   1.85 to 1.15      0.92       13.03 to 7.76
                                          2005   5,373   17.30 to 17.10     92,410   1.85 to 1.40      0.31        3.83 to 1.45
                                          2004   2,374   16.67 to 16.57     39,432   1.75 to 1.40      0.22        8.30 to 7.92
                                          2003     609   15.39 to 15.35      9,364   1.75 to 1.40      0.00       23.10 to 22.82

American Bond - B                         2006   5,697   13.10 to 12.96     74,052   1.85 to 1.15      0.00        5.01 to 4.46
                                          2005   1,810   12.42 to 12.39     22,448   1.85 to 1.40      0.00(a)  (0.66) to (0.84)(a)

American Century - Small Company          2006      17   16.37 to 16.18        280   1.85 to 1.40      0.00        3.95 to 3.48
                                          2005      32   15.75 to 15.63        508   1.85 to 1.40      0.00       4.52 to (3.06)
                                          2004       4   15.07 to 15.03         67   1.75 to 1.40      0.00       20.56 to 20.28

PIMCO VIT All Asset                       2006     323   14.91 to 14.74      4,792   1.85 to 1.40      4.76        2.91 to 2.45
                                          2005     376   14.49 to 14.38      5,435   1.85 to 1.40      4.34        4.47 to 1.39
                                          2004     160   13.87 to 13.84      2,215   1.75 to 1.40      5.87       10.97 to 10.72

LMFC Core Equity                          2006     425   15.42 to 13.39      6,530   1.85 to 1.15      0.00        7.37 to 4.53
                                          2005     360   14.68 to 14.58      5,273   1.85 to 1.40      0.00        4.30 to 2.92
                                          2004     128   14.08 to 14.05      1,795   1.75 to 1.40      0.00       12.63 to 12.37

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                         UNIT FAIR VALUE             EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                UNITS      HIGHEST TO      ASSETS     HIGHEST TO      INCOME         HIGHEST
               SUB-ACCOUNT                YEAR  (000S)       LOWEST        (000S)       LOWEST*       RATIO**      TO LOWEST***
----------------------------------------  ----  ------  ----------------  --------  --------------  ----------  -----------------
PIM Classic Value                         2006     143  $16.94 to $13.70   $ 2,389  1.85% to 1.15%     0.98%      14.23% to 9.49%
                                          2005      86   14.83 to 14.72      1,274   1.85 to 1.40      0.42        7.71 to 3.37
                                          2004      55   13.77 to 13.74        758   1.75 to 1.40      0.27        10.15 to 9.89

Quantitative Value                        2006      10   18.61 to 18.38        191   1.85 to 1.40      1.02       19.37 to 18.84
                                          2005       8   15.59 to 15.47        124   1.85 to 1.40      0.00        7.31 to 2.05
                                          2004       7   15.52 to 14.49        108   1.75 to 1.40      0.00       16.20 to 15.93

US Global Leaders Growth - A              2006     119   13.06 to 12.94      1,544   1.75 to 1.40      0.00        0.39 to 0.04
                                          2005     129   13.00 to 12.93      1,674   1.75 to 1.40      0.11(a)    8.29 to 8.04(a)

US Global Leaders Growth - B              2006     302   13.03 to 12.87      3,911   1.85 to 1.40      0.00       0.09 to (0.36)
                                          2005     353   13.02 to 12.92      4,576   1.85 to 1.40      0.00      (0.53) to (0.88)
                                          2004      45   13.09 to 13.06        589   1.75 to 1.40      0.47        4.71 to 4.47

John Hancock Strategic Income             2006     163   13.89 to 13.73      2,244   1.85 to 1.40      3.01        2.43 to 1.97
                                          2005     127   13.56 to 13.46      1,719   1.85 to 1.40      4.43        0.73 to 0.23
                                          2004      55   13.48 to 13.45        746   1.75 to 1.40      1.87        7.86 to 7.61

John Hancock Intl' Eq Index - A           2006      82   20.87 to 20.68      1,708   1.75 to 1.40      0.81       23.75 to 23.31
                                          2005      65   16.87 to 16.77      1,087   1.75 to 1.40      0.94       15.00 to 14.60
                                          2004      69   14.67 to 14.64      1,006   1.75 to 1.40      0.48       17.35 to 17.08

John Hancock Intl' Eq Index - B           2006     199   20.76 to 20.52      4,102   1.85 to 1.40      0.61       23.52 to 22.97
                                          2005     184   16.81 to 16.68      3,077   1.85 to 1.40      0.71       14.78 to 11.46
                                          2004     166   16.65 to 14.61      2,436   1.75 to 1.40      0.38       17.17 to 16.89

Active Bond - A                           2006     666   12.95 to 12.88      8,600   1.75 to 1.40      2.82        2.97 to 2.61
                                          2005     813   12.58 to 12.55     10,219   1.75 to 1.40      0.00(a)    0.64 to 0.41(a)

Active Bond - B                           2006   4,968   12.91 to 12.82     63,915   1.85 to 1.40      2.61        2.76 to 2.30
                                          2005   5,038   12.57 to 12.53     63,215   1.85 to 1.40      0.00(a)   0.54 to (0.13)(a)

CGTC Overseas Equity - B                  2006      46   17.89 to 17.75        820   1.85 to 1.40      0.40       17.98 to 17.45
                                          2005      11   15.16 to 15.11        170   1.85 to 1.40      0.00(a)   21.28 to 15.28(a)

Independence Investment LLC
Small Cap - B                             2006       5   16.60 to 14.90         72   1.85 to 1.40      0.00        5.92 to 5.45
                                          2005       4   15.71 to 14.13         60   1.85 to 1.40      0.00(a)  13.34 to (0.08)(a)

Marisco International Opportunities - B   2006     166   18.78 to 13.31      3,092   1.85 to 1.15      0.27        22.18 to 6.37
                                          2005      39   15.37 to 15.32        601   1.85 to 1.40      0.00(a)   22.94 to 17.57(a)

T Rowe Price Mid Value - B                2006      70   16.55 to 16.43      1,147   1.85 to 1.40      0.05       18.39 to 17.86
                                          2005      13   13.98 to 13.94        188   1.85 to 1.40      0.00(a)   11.85 to 1.41(a)

UBS Large Cap - B                         2006      10   15.53 to 15.41        150   1.85 to 1.40      0.22       14.45 to 12.07
                                          2005       7   15.29 to 13.75        101   1.85 to 1.40      0.00(a)   10.35 to 2.72(a)

US High Yield - B                         2006      21   13.90 to 13.80        286   1.85 to 1.40      2.75        7.94 to 7.46
                                          2005       5   12.88 to 12.84         67   1.85 to 1.40      0.00(a)    3.04 to 0.15(a)

Wellington Small Cap Growth - B           2006      72   17.67 to 12.39      1,273   1.85 to 1.15      0.00       11.64 to (1.04)
                                          2005      30   15.83 to 15.78        478   1.85 to 1.40      0.00(a)   26.62 to 7.70(a)

Wellington Small Cap Value - B            2006     132   16.74 to 13.57      2,180   1.85 to 1.15      0.00        17.38 to 8.40
                                          2005      58   14.26 to 14.22        827   1.85 to 1.40      0.00(a)  14.06 to (2.00)(a)

Wells Capital Core Bond - B               2006      17   12.76 to 12.66        211   1.85 to 1.40      1.59        2.18 to 1.72
                                          2005       7   12.48 to 12.44         85   1.85 to 1.40      0.00(a)  (0.13) to (0.46)(a)

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                         UNIT FAIR VALUE             EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                UNITS      HIGHEST TO      ASSETS     HIGHEST TO      INCOME         HIGHEST
               SUB-ACCOUNT                YEAR  (000S)       LOWEST        (000S)       LOWEST*       RATIO**      TO LOWEST***
----------------------------------------  ----  ------  ----------------  --------  --------------  ----------  -----------------
                                                                                       1.85% to
Index Allocation - B                      2006    967   $13.52 to $13.21   $13,001      1.15%         2.84%(a)  8.17% to 5.51%(a)

Large Cap Value - A                       2006    123    24.56 to 24.24      2,993   1.75 to 1.40     0.00(a)    1.48 to 1.45(a)

Scudder Capital Growth - B                2006    386    20.65 to 20.26      7,913   1.85 to 1.40     0.18        6.67 to 6.19
                                          2005    289    19.36 to 19.08      5,560   1.85 to 1.40     0.22        7.01 to 1.77
                                          2004     83    18.09 to 17.95      1,491   1.75 to 1.40     0.15        6.06 to 5.69
                                          2003     45    17.06 to 16.98        758   1.75 to 1.40     0.00       24.76 to 24.32

Scudder Global Discovery - B              2006     86    35.72 to 35.04      3,039   1.85 to 1.40     0.88       20.19 to 19.65
                                          2005     84    29.72 to 29.29      2,477   1.85 to 1.40     0.30        16.43 to 7.64
                                          2004     51    25.52 to 25.33      1,294   1.75 to 1.40     0.00       21.41 to 20.98
                                          2003     20    21.02 to 20.93        410   1.75 to 1.40     0.00       46.70 to 46.19

Scudder Growth & Income - B               2006    201    21.52 to 21.11      4,287   1.85 to 1.40     0.61       11.71 to 11.21
                                          2005    208    19.26 to 18.98      3,983   1.85 to 1.40     0.78        4.27 to 1.64
                                          2004    166    18.47 to 18.33      3,061   1.75 to 1.40     0.41        8.25 to 7.87
                                          2003     57    17.06 to 16.99        967   1.75 to 1.40     0.00       24.79 to 24.35

Scudder Health Sciences - B               2006    129    20.48 to 20.10      2,626   1.85 to 1.40     0.00        4.31 to 3.84
                                          2005    144    19.64 to 19.35      2,813   1.85 to 1.40     0.00        6.56 to 0.31
                                          2004    134    18.43 to 18.28      2,452   1.75 to 1.40     0.00        7.64 to 7.27
                                          2003     69    17.12 to 17.05      1,186   1.75 to 1.40     0.00       31.36 to 30.90

Scudder International - B                 2006    181    27.14 to 26.63      4,878   1.85 to 1.40     1.52       23.70 to 23.15
                                          2005    172    21.94 to 21.63      3,746   1.85 to 1.40     1.38       14.11 to 10.68
                                          2004    190    19.23 to 19.08      3,634   1.75 to 1.40     0.83       14.62 to 14.22
                                          2003     73    16.78 to 16.70      1,229   1.75 to 1.40     0.00       25.75 to 25.31

Scudder Mid Cap Growth - B                2006     69    24.41 to 23.95      1,660   1.85 to 1.40     0.00        9.01 to 8.52
                                          2005     61    22.39 to 22.07      1,363   1.85 to 1.40     0.00        13.06 to 2.24
                                          2004     67    19.81 to 19.65      1,311   1.75 to 1.40     0.00        2.16 to 1.81
                                          2003     37    19.39 to 19.30        718   1.75 to 1.40     0.00       31.58 to 31.12

Scudder Blue Chip - B                     2006    194    23.59 to 23.15      4,533   1.85 to 1.40     0.47       13.59 to 13.08
                                          2005    215    20.77 to 20.47      4,445   1.85 to 1.40     0.57        8.16 to 3.55
                                          2004    216    19.20 to 19.05      4,122   1.75 to 1.40     0.21       13.94 to 13.55
                                          2003    104    16.85 to 16.78      1,743   1.75 to 1.40     0.00       25.00 to 24.57

Scudder Contrarian Value - B              2006    213    22.42 to 21.18      4,743   1.85 to 1.40     1.19       13.37 to 12.86
                                          2005    236    19.77 to 18.76      4,640   1.85 to 1.40     1.49       0.43 to (0.18)
                                          2004    256    19.74 to 19.59      5,038   1.75 to 1.40     1.10        8.12 to 7.74
                                          2003     86    18.26 to 18.18      1,570   1.75 to 1.40     0.00       30.35 to 29.90

Scudder Global Blue Chip - B              2006     64    30.17 to 29.60      1,908   1.85 to 1.40     0.22       27.85 to 27.28
                                          2005     97    23.60 to 23.26      2,276   1.85 to 1.40     0.00       20.80 to 13.19
                                          2004     73    19.54 to 19.38      1,413   1.75 to 1.40     0.56       12.74 to 12.34
                                          2003     35    17.33 to 17.25        599   1.75 to 1.40     0.00       27.17 to 26.73

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO  INVESTMENT    TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO      INCOME         HIGHEST
            SUB-ACCOUNT                   YEAR  (000S)  HIGHEST TO LOWEST  (000S)      LOWEST*       RATIO**     TO LOWEST***
----------------------------------------  ----  ------  -----------------  ------  --------------  ----------  ----------------
Scudder Government Securities - B         2006     236  $13.32 to $13.07   $3,119  1.85% to 1.40%     3.57%      2.30% to 1.85%
                                          2005     279    13.02 to 12.83    3,610   1.85 to 1.40      3.64       0.82 to 0.29
                                          2004     282    12.91 to 12.81    3,620   1.75 to 1.40      2.43       1.92 to 1.56
                                          2003     199    12.67 to 12.61    2,510   1.75 to 1.40      0.00       0.41 to 0.06

Scudder High Income - B                   2006     180    19.91 to 19.53    3,555   1.85 to 1.40      7.78       8.59 to 8.10
                                          2005     205    18.33 to 18.07    3,726   1.85 to 1.40      9.85       1.98 to 0.07
                                          2004     237    17.98 to 17.84    4,240   1.75 to 1.40      5.48      10.52 to 10.13
                                          2003     119    16.26 to 16.19    1,924   1.75 to 1.40      0.00      22.42 to 21.99

Scudder International Select Equity - B   2006     135    27.86 to 27.34    3,734   1.85 to 1.40      1.59      23.32 to 22.77
                                          2005     152    22.59 to 22.27    3,400   1.85 to 1.40      2.22      12.42 to 9.59
                                          2004     123    20.10 to 19.94    2,464   1.75 to 1.40      0.53      16.20 to 15.79
                                          2003      43    17.30 to 17.22      734   1.75 to 1.40      0.00      27.63 to 27.18

Scudder Fixed Income - B                  2006     550    13.82 to 13.55    7,540   1.85 to 1.40      3.10       2.45 to 1.99
                                          2005     567    13.48 to 13.30    7,593   1.85 to 1.40      2.96      0.44 to (0.52)
                                          2004     573    13.43 to 13.32    7,664   1.75 to 1.40      2.24       2.65 to 2.29
                                          2003     228    13.08 to 13.02    2,967   1.75 to 1.40      0.00       3.30 to 2.94

Scudder Money Market - B                  2006     253    12.73 to 12.49    3,173   1.85 to 1.40      4.16       2.80 to 2.34
                                          2005     305    12.39 to 12.21    3,738   1.85 to 1.40      2.49       1.01 to 0.48
                                          2004     193    12.26 to 12.17    2,351   1.75 to 1.40      0.50     (0.88) to (1.22)
                                          2003     326    12.37 to 12.32    4,023   1.75 to 1.40      0.18     (0.98) to (1.32)

Scudder Small Cap Growth - B              2006     147    22.08 to 21.66    3,205   1.85 to 1.40      0.00       3.35 to 2.89
                                          2005     170    21.36 to 21.05    3,615   1.85 to 1.40      0.00      5.25 to (0.25)
                                          2004     144    20.29 to 20.14    2,903   1.75 to 1.40      0.00       9.00 to 8.62
                                          2003      78    18.62 to 18.54    1,442   1.75 to 1.40      0.00      30.67 to 30.22

Scudder Technology Growth - B             2006      69    22.88 to 22.45    1,574   1.85 to 1.40      0.00     (0.96) to (1.40)
                                          2005      75    23.10 to 22.76    1,724   1.85 to 1.40      0.12       3.26 to 1.48
                                          2004      68    22.68 to 22.50    1,542   1.75 to 1.40      0.00      0.06 to (0.29)
                                          2003      42    22.67 to 22.57      941   1.75 to 1.40      0.00      44.15 to 43.65

Scudder Total Return - B                  2006     147    17.79 to 17.46    2,593   1.85 to 1.40      2.20       8.30 to 7.81
                                          2005     172    16.43 to 16.19    2,805   1.85 to 1.40      2.30       2.46 to 0.19
                                          2004     206    16.03 to 15.91    3,298   1.75 to 1.40      1.09       4.88 to 4.51
                                          2003     160    15.29 to 15.22    2,446   1.75 to 1.40      0.00      15.92 to 15.52

Scudder Davis Venture Value - B           2006     314    24.02 to 23.56    7,463   1.85 to 1.40      0.29      12.76 to 12.25
                                          2005     367    21.30 to 20.99    7,754   1.85 to 1.40      0.37       7.71 to 4.59
                                          2004     333    19.77 to 19.62    6,549   1.75 to 1.40      0.03       9.86 to 9.48
                                          2003     137    18.00 to 17.92    2,465   1.75 to 1.40      0.00      27.62 to 27.18

Scudder Dreman Financial Services - B     2006      --    20.84 to 20.47       --   1.85 to 1.40      2.90(a)   4.92 to 4.59(a)
                                          2005      87    19.86 to 19.57    1,716   1.85 to 1.40      1.53      2.30 to (2.18)
                                          2004      84    20.23 to 20.07    1,684   1.75 to 1.40      1.04       9.94 to 9.56
                                          2003      41    18.40 to 18.32      759   1.75 to 1.40      0.00      25.95 to 25.51

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                     EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE    ASSETS    HIGHEST TO      INCOME          HIGHEST
              SUB-ACCOUNT                 YEAR  (000S)  HIGHEST TO LOWEST   (000S)      LOWEST*       RATIO**       TO LOWEST***
----------------------------------------  ----  ------  -----------------  -------  --------------  ----------  -------------------
Scudder Dreman High Return Equity - B     2006     524  $26.17 to $ 25.68  $13,599  1.85% to 1.40%     1.19%    16.57% to 16.05%
                                          2005     369    22.45 to 22.12     8,238   1.85 to 1.40      1.34       6.02 to 1.89
                                          2004     324    21.17 to 21.01     6,821   1.75 to 1.40      1.06      12.04 to 11.65
                                          2003     162    18.90 to 18.82     3,047   1.75 to 1.40      0.00      29.66 to 29.21

Scudder Dreman Small Cap Value - B        2006     199    31.40 to 30.81     6,209   1.85 to 1.40      0.40      22.86 to 22.31
                                          2005     233    25.56 to 25.19     5,912   1.85 to 1.40      0.36      8.26 to (0.23)
                                          2004     216    23.61 to 23.42     5,071   1.75 to 1.40      0.36      23.77 to 23.34
                                          2003      90    19.07 to 18.99     1,720   1.75 to 1.40      0.00      39.68 to 39.19

Scudder Salomon Aggressive Growth - B     2006      --    26.08 to 25.60        --   1.85 to 1.40      0.00(a)  10.62 to 10.16(a)
                                          2005      30    23.58 to 23.24       700   1.85 to 1.40      0.00      11.66 to 4.47
                                          2004      47    21.12 to 20.95       995   1.75 to 1.40      0.00       9.90 to 9.51
                                          2003      13    19.21 to 19.13       253   1.75 to 1.40      0.00      33.38 to 32.91

Scudder Janus Growth & Income - B         2006     103    21.35 to 20.95     2,177   1.85 to 1.40      0.24       6.49 to 6.01
                                          2005     126    20.05 to 19.76     2,503   1.85 to 1.40      0.00      10.16 to 5.78
                                          2004     114    18.20 to 18.06     2,060   1.75 to 1.40      0.00       9.54 to 9.15
                                          2003      57    16.62 to 16.55       946   1.75 to 1.40      0.00      22.22 to 21.79

Scudder Janus Growth Opportunities - B    2006      --    20.00 to 19.62        --   1.85 to 1.40      0.00(a)  (0.83) to (1.25)(a)
                                          2005      62    20.16 to 19.87     1,233   1.85 to 1.40      0.00       5.64 to 2.70
                                          2004      23    19.09 to 18.94       446   1.75 to 1.40      0.00      10.65 to 10.26
                                          2003      16    17.25 to 17.18       275   1.75 to 1.40      0.00      24.49 to 24.05

Scudder MFS Strategic Value - B           2006      --    21.15 to 20.77        --   1.85 to 1.40      0.64(a)      3.16 to 2.83(a)
                                          2005     180    20.50 to 20.20     3,655   1.85 to 1.40      0.67     (1.97) to (2.84)
                                          2004     196    20.91 to 20.75     4,088   1.75 to 1.40      0.06      15.76 to 15.36
                                          2003      65    18.06 to 17.98     1,168   1.75 to 1.40      0.00      24.59 to 24.16

Scudder Oak Strategic Equity - B          2006      --    21.65 to 21.25        --   1.85 to 1.40      0.00(a)    2.46 to 2.02(a)
                                          2005      67    21.13 to 20.83     1,416   1.85 to 1.40      0.00     (1.38) to (6.15)
                                          2004      82    22.44 to 22.26     1,842   1.75 to 1.40      0.00     (0.53) to (0.88)
                                          2003      34    22.56 to 22.46       771   1.75 to 1.40      0.00      47.06 to 46.55

Scudder Turner Mid Cap Growth - B         2006      99    25.59 to 25.11     2,515   1.85 to 1.40      0.00       4.74 to 4.27
                                          2005     112    24.43 to 24.08     2,725   1.85 to 1.40      0.00       9.71 to 4.00
                                          2004      85    22.27 to 22.10     1,892   1.75 to 1.40      0.00       9.09 to 8.71
                                          2003      40    20.42 to 20.33       810   1.75 to 1.40      0.00      46.02 to 45.51

Scudder Real Estate - B                   2006     176    29.25 to 28.78     5,127   1.85 to 1.40      0.00      35.23 to 34.62
                                          2005     204    21.63 to 21.38     4,383   1.85 to 1.40      2.23      9.77 to (3.31)
                                          2004     212    19.71 to 19.59     4,174   1.75 to 1.40      0.60      28.91 to 28.46
                                          2003     108    15.29 to 15.25     1,654   1.75 to 1.40      0.00      22.30 to 22.02

Scudder Strategic Income - B              2006     172    14.64 to 14.40     2,498   1.85 to 1.40      4.40       7.24 to 6.76
                                          2005     173    13.65 to 13.49     2,354   1.85 to 1.40      7.67      0.51 to (0.34)
                                          2004     156    13.58 to 13.50     2,114   1.75 to 1.40      0.00       6.76 to 6.39
                                          2003      71    12.72 to 12.69       901   1.75 to 1.40      0.00       1.76 to 1.53

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                    EXPENSE RATIO  INVESTMENT     TOTAL RETURN
                                                 UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO       INCOME         HIGHEST
                SUB-ACCOUNT               YEAR  (000S)  HIGHEST TO LOWEST  (000S)      LOWEST*       RATIO**      TO LOWEST***
----------------------------------------  ----  ------  -----------------  ------  --------------  ----------  -------------------
Scudder Income Allocaton - B              2006      --  $13.59 to $ 13.46     $--  1.85% to 1.40%    4.41%(a)   2.04% to 1.71%(a)
                                          2005      95   13.32 to 13.24     1,261   1.85 to 1.40     0.00        2.10 to 0.43
                                          2004      12   13.04 to 13.03       160   1.75 to 1.40     0.00        4.35 to 4.21
Scudder Moderate Allocation - B           2006   1,729   15.28 to 15.11    26,279   1.85 to 1.40     0.85        9.40 to 8.91
                                          2005   1,630   13.96 to 13.88    22,690   1.85 to 1.40     0.00        3.60 to 1.18
                                          2004     652   13.48 to 13.46     8,788   1.75 to 1.40     0.00        7.83 to 7.69
Scudder Conservative Allocation - B       2006     621   14.64 to 14.48     9,027   1.85 to 1.40     1.18        7.30 to 6.82
                                          2005     475   13.64 to 13.56     6,458   1.85 to 1.40     0.00        2.93 to 0.77
                                          2004     148   13.26 to 13.24     1,965   1.75 to 1.40     0.00        6.04 to 5.90
Scudder Growth Allocation - B             2006   2,231   15.93 to 15.76    35,350   1.85 to 1.40     0.78       11.10 to 10.60
                                          2005   2,170   14.34 to 14.25    31,025   1.85 to 1.40     0.00        4.55 to 1.75
                                          2004     502   13.72 to 13.70     6,878   1.75 to 1.40     0.00        9.72 to 9.58
Scudder Templeton Foreign Value           2006      --   17.11 to 16.96        --   1.85 to 1.40     3.73(a)   20.41 to 19.90(a)
                                          2005       8   14.21 to 14.14       127   1.85 to 1.40     1.01        7.87 to 7.02
                                          2004       4   13.18 to 13.17        54   1.75 to 1.40     0.00        5.41 to 5.37
Scudder Mercury Large Cap Core            2006      --   16.05 to 15.90        --   1.85 to 1.40     0.00(a)     11.18 to 10.71(a)
                                          2005       6   14.44 to 14.36        84   1.85 to 1.40     0.03       11.36 to 3.81
                                          2004      --   12.96 to 12.96         3   1.75 to 1.40     0.00        3.72 to 3.67
Scudder Bond - B                          2006      39   12.91 to 12.81       507   1.85 to 1.40     1.51(a)      2.88 to 2.42(a)
                                          2005      12   12.55 to 12.51       154   1.85 to 1.40     0.00       0.37 to (0.35)
Scudder Equity 500 Index Value - B        2006     372   22.32 to 21.90     8,245   1.85 to 1.40     0.89(a)     13.61 to 13.10(a)
                                          2005     476   19.65 to 19.36     9,288   1.85 to 1.40     0.00           0 to 0
Alger American Balanced - B               2006     219   16.94 to 16.62     3,690   1.85 to 1.40     1.21        3.01 to 2.55
                                          2005     239   16.44 to 16.20     3,903   1.85 to 1.40     1.51        6.65 to 2.81
                                          2004     292   15.41 to 15.29     4,476   1.75 to 1.40     1.41        2.82 to 2.46
                                          2003     135   14.99 to 14.93     2,014   1.75 to 1.40     0.03       17.08 to 16.67
Alger American Leveraged All Cap - B      2006      73   23.50 to 23.06     1,698   1.85 to 1.40     0.00       17.31 to 16.79
                                          2005      59   20.03 to 19.74     1,179   1.85 to 1.40     0.00       12.57 to 7.26
                                          2004      63   17.80 to 17.66     1,113   1.75 to 1.40     0.00        6.40 to 6.03
                                          2003      33   16.72 to 16.65       548   1.75 to 1.40     0.00       32.37 to 31.90
Credit Suisse Emerging Markets - B        2006      53   38.19 to 37.47     2,017   1.85 to 1.40     0.52       30.68 to 30.09
                                          2005      74   29.22 to 28.80     2,138   1.85 to 1.40     0.79       26.16 to 16.23
                                          2004      58   23.16 to 22.98     1,344   1.75 to 1.40     0.34       23.19 to 22.76
                                          2003      27   18.80 to 18.72       514   1.75 to 1.40     0.00       40.89 to 40.40
Credit Suisse Global Post Venture
Capital - B                               2006      16   29.37 to 28.82       467   1.85 to 1.40     0.00       11.63 to 11.13
                                          2005      17   26.31 to 25.93       455   1.85 to 1.40     0.00       14.53 to 4.89
                                          2004      16   22.97 to 22.79       358   1.75 to 1.40     0.00       16.35 to 15.94
                                          2003       9   19.75 to 19.66       171   1.75 to 1.40     0.00       45.61 to 45.10
Dreyfus Socially Responsible Growth - B   2006      16   19.53 to 19.16       303   1.85 to 1.40     0.00        7.45 to 6.97
                                          2005      19   18.18 to 17.92       350   1.85 to 1.40     0.00       1.92 to (0.16)
                                          2004      27   17.84 to 17.70       484   1.75 to 1.40     0.21        4.46 to 4.10
                                          2003       9   17.07 to 17.00       159   1.75 to 1.40     0.00       24.01 to 23.57

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

                                                                                   EXPENSE RATIO   INVESTMENT
                                                 UNITS   UNIT FAIR VALUE   ASSETS    HIGHEST TO      INCOME    TOTAL RETURN HIGHEST
              SUB-ACCOUNT                 YEAR  (000S)  HIGHEST TO LOWEST  (000S)      LOWEST*       RATIO**       TO LOWEST***
----------------------------------------  ----  ------  -----------------  ------  --------------  ----------  --------------------
Dreyfus VIF Midcap Stock - B              2006    224    $23.07 to $22.63  $5,135   1.85% to 1.40%    0.18%        6.18% to 5.71%
                                          2005    258     21.72 to 21.41    5,573    1.85 to 1.40     0.00          7.43 to 0.54
                                          2004    252     20.22 to 20.06    5,071    1.75 to 1.40     0.22        12.64 to 12.24
                                          2003    129     17.95 to 17.88    2,305    1.75 to 1.40     0.51        29.65 to 29.20

AIM VI Utilities - - B                    2006     58     27.68 to 27.16    1,592    1.85 to 1.40     3.36        23.72 to 23.17
                                          2005     64     22.37 to 22.05    1,422    1.85 to 1.40     2.49         15.22 to 1.21
                                          2004     53     19.42 to 19.27    1,023    1.75 to 1.40     1.93        21.84 to 21.41
                                          2003     30     15.94 to 15.87      479    1.75 to 1.40     3.57        15.84 to 15.43

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTED TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6.   UNIT VALUES (CONTINUED)

* The Investment Income Ratio represents the dividends, excluding the distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

** The Expense Ratio represents the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of underlying funds are excluded.

*** The Total Return Ratio represents the total return for the periods indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. This does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

a The commencement and closing of sub-account operations for 2005 and 2006 are as follows:

           Sub-accounts Opened              2006      2005
----------------------------------------  --------  --------
Small Cap Opportunities A                           April 29
American Bond B                                      Aug 1
U.S. Global Leaders Growth A                        April 29
Active Bond A                                       April 29
Active Bond B                                       April 29
CGTC Overseas Equity B                              April 29
Independence Investment LLC Small Cap B             April 29
Marisco International Opportunities B               April 29
T Rowe Price Mid Value B                            April 29
UBS Large Cap B                                     April 29
U.S. High Yield B                                   April 29
Wellington Small Cap Growth B                       April 29
Wellington Small Cap Value B                        April 29
Wells Capital Core Bond B                           April 29
Index Allocation B                         Feb 16
Large Cap Value A                           Dec 1
Scudder Bond B                            April 29
Scudder Equity 500 Index B                 Sept 16

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                   NOTED TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2006

6. UNIT VALUES (CONTINUED)

          Sub-accounts Closed              2006      2005
----------------------------------------  -------  --------
Diversified Bond A                                 April 29
Diversified Bond B                                 April 29
Overseas A                                         April 29
Overseas B                                         April 29
Aggressive Growth A                                April 29
Aggressive Growth B                                April 29
Small Company Blend A                              April 29
Small Company Blend B                              April 29
Strategic Growth A                                 April 29
Strategic Growth B                                 April 29
Great Companies America B                          April 29
Scudder 21st Century Growth B                      April 29
Scudder Growth B                                   April 29
Scudder Eagle Focused Large Cap Growth B           April 29
Scudder Focus Value & Growth B                     April 29
Scudder Index 500 B                                 Sept 16
Large Cap Growth A                         May 1
Large Cap Growth B                         May 1
Strategic Value A                          Dec 4
Strategic Value B                          Dec 4
Mid Cap Core B                             Dec 4
Scudder Dreman Financial Services B       Sept 18
Scudder Salomon Aggressive Growth B        Dec 6
Scudder Janus Growth Opportunities B       Dec 6
Scudder MFS Strategic Value B             Sept 18
Scudder Oak Strategic Equity B             Dec 6
Scudder Income Allocation B               Sept 18
Scudder Templeton Foreign Value B          Dec 6
Scudder Mercury Large Cap Core B           Dec 6

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE       OLD NAME                                      NEW NAME
--------------       --------                                      --------
October 1, 1997      FNAL Variable Account                         The Manufacturers Life Insurance Company
                                                                   of New York Separate Account A
October 1, 1997      First North American Life Assurance Company   The Manufacturers Life Insurance Company
November 1, 1997     NAWL Holding Co., Inc.                        of New York Manulife-Wood Logan Holding Co., Inc.
September 24, 1999   Wood Logan Associates, Inc.                   Manulife Wood Logan, Inc
January 1, 2005      The  Manufacturers  Life Insurance Company    John Hancock Life Insurance Company of New York
                     of New York Separate Account A                Separate Account A
January 1, 2005      The  Manufacturers  Life Insurance Company    John Hancock Life Insurance Company of New York
                     of New York                                   Separate Account A.
January 1, 2005      Manulife Financial Securities LLC             John Hancock Distributors LLC
January 1, 2005      Manufacturers Securities Services LLC         John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements

          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A (Part B of the registration statement). [FILED HEREWITH]

          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company of New York (Part B of the registration statement). [FILED HEREWITH]

     (b)  Exhibits

          (1) (a) Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - Incorporated by reference to Exhibit (b)(1)(a) to Form N-4, file number 33-46217, filed February 25, 1998.

               (b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - Incorporated by reference to Exhibit (b)(1)(b) to Form N-4, file number 33-46217, filed February 25, 1998.

               (c) Resolution of the Board of Directors of First North American Life Assurance Company establishing The Manufacturers Life Insurance Company of New York Separate Account D and The Manufacturers Life Insurance Company of New York Separate Account E - Incorporated by reference to Exhibit (b)(1)(c) to Form N-4, file number 33-46217, filed February 25, 1998.

          (2) Agreements for custody of securities and similar investments.- Not Applicable.

          (3) (a) Form of Underwriting and Distribution Agreement-Incorporated by reference to Exhibit 3(a) to the registration statement on Form N-4, file number 333-61283, filed on April 29, 2002

               (b) Form of Selling Agreement between The Manufacturers Life Insurance Company of New York, Manufacturers Securities Services, LLC (Underwriter), and General Agents - Incorporated by reference to Exhibit 3(b) to the registration statement on Form N-4, file number 333-61283, filed on April 29, 2002.

          (4) (a) Form of Specimen Contract: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating - Incorporated by reference to Exhibit
                    (b)(4)(a) to Form N-4 on pre-effective amendment no. 2 to this registration statement, file no 333-138846, filed February 12, 2007.

          (5) (a) Form of Specimen Application: Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating - Incorporated by reference to Exhibit
                    (b)(5)(a) to Form N-4 on pre-effective amendment no. 2 to this registration statement, filed February 12, 2007.

          (6) (a)(i) Declaration of Intention and Charter of First North American Life Assurance Company - Incorporated by reference to Exhibit (b)(6)(a)(i) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(ii) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company - Incorporated by reference to Exhibit (b)(6)(a)(ii) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(iii) Certificate of amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York - Incorporated by reference to Exhibit
                    (b)(6)(a)(iii) to Form N-4, file number 33-46217, filed February 25, 1998.

               (a)(iv) Certificate of Amendment of the Declaration of Intention
                    and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005. [FILED HEREWITH]

               (a)(v) Certificate of Amendment of the Declaration of Intention
                    and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006. [FILED HEREWITH]

               (b) By-laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006. [FILED HEREWITH].

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered - Not Applicable.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (a) Administrative Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit (8) to post-effective amendment no. 5 to this registration statement filed on April 29, 2002.

               (b) Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company - Incorporated by reference to Exhibit 1(A)(8)(c) to Form S-6, file number 333-33351, filed March 16, 1998.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (b)(9) to Form N-4 on pre-effective amendment no. 2 to this registration statement, filed February 12, 2007.

          (10) Written consent of Ernst & Young LLP, independent auditors - [FILED HEREWITH].

          (11) All financial statements omitted from Item 23, Financial Statements - Not Applicable.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - Not Applicable.

          (13) Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 21 - Incorporated by reference to Exhibit (b)(13) to Form N-4, 33-76162 filed March 1, 1996.

          (14) (a) Power of Attorney -James D. Gallagher, Thomas Borshoff, Marc Costantini, Steven A. Finch, Ruth Ann Fleming, William P. Hicks III, Katherine MacMillan, Neil M. Merkl, Bradford J. Race Jr., Diana Scott, Bruce R. Speca, Robert L. Ullmann, - incorporated by reference to Exhibit (b)(14)(a) to Form N-4 on pre-effective amendment no. 2 to this registration statement, filed February 12, 2007.

Item 25. Directors and Officers of the Depositor.

     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY NEW YORK
                             AS OF FEBRUARY 27, 2007

NAME AND PRINCIPAL
BUSINESS ADDRESS         POSITION WITH DEPOSITOR
------------------       -----------------------
James D. Gallagher*      Chairman, President, Director
Thomas Borshoff*         Director
Marc Costantini*         Director
Steven A. Finch*         Director
Ruth Ann Fleming*        Director
William P. Hicks III*    Director
Katherine MacMillan**    Director, Executive Vice President, Retirement Plan
                         Services
Neil M. Merkel*          Director
Lynne Patterson**        Director
Bradford J. Race, Jr.*   Director
Diana Scott*             Director
Bruce R. Speca*          Director
Robert L. Ullmann*       Director
James R. Boyle*          Executive Vice President, US Insurance
Peter Copestake**        Senior Vice President & Treasurer
Philip Clarkson**        Vice President, US Taxation
Brian Collins**          Vice President, US Taxation
Edward Eng*              Vice President, Product Development, Retirement Plan
                         Services
Robert K. Leach*         Vice President, Annuity Product Management
Elaine Leighton*         Vice President, Compliance and Market Conduct,
                         Retirement Plan Services
Gregory Mack*            Vice President, Distribution
Hugh McHaffie*           Executive Vice President, US Wealth Management
Steven McCormick*        Vice President, Operations, Retirement Plan Services
Thomas Samoluk*          Vice President, Government Relations
Yiji Starr*              Vice President and CFO
Patrick Gill**           Controller
Alan Tonner*             Director,Federal & Contract Compliance
Emanuel Alves*           Secretary and Chief Administrative Officer

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.

On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2006 appears below:

Principal Subsidiaries

The following is a list of the directly and indirectly held major operating subsidiaries of Manulife Financial Corporation.

AS AT DECEMBER 31, 2006                                     OWNERSHIP  EQUITY
(Unaudited, Canadian $ in millions)                        PERCENTAGE INTEREST           ADDRESS DESCRIPTION
-----------------------------------                        ---------- --------           ------- -----------
MANULIFE FINANCIAL CORPORATION                                                   Toronto, Canada Publicly traded stock life
                                                                                                 insurance company
   THE MANUFACTURERS LIFE INSURANCE COMPANY                       100 $14,440    Toronto, Canada Leading Canadian-based financial
                                                                                                 services company that offers a
                                                                                                 diverse range of financial
                                                                                                 protection products and wealth
                                                                                                 management services
      Manulife Holdings (Alberta) Limited                         100            Calgary, Canada Holding company
         Manulife Holdings (Delaware) LLC                         100           Delaware, U.S.A. Holding company
            The Manufacturers Investment Corporation              100           Michigan, U.S.A. Holding company
               John Hancock Life Insurance Company                100           Michigan, U.S.A. U.S. based life insurance company
                  (U.S.A.)                                                                       that provides individual life
                                                                                                 insurance, annuities, and group
                                                                                                 pension products in all states in
                                                                                                 the U.S. except New York
                  John Hancock Life Insurance Company of          100           New York, U.S.A. Provides group pension, individual
                     New York                                                                    annuities and life insurance
                                                                                                 products in the State of New York
                  John Hancock Investment Management              95             Massachusetts, Investment advisor
                     Services, LLC                                                               U.S.A.
               Manulife Reinsurance Limited                       100          Hamilton, Bermuda Provides life and financial
                                                                                                 reinsurance
         Manulife Holdings (Bermuda) Limited                      100          Hamilton, Bermuda Holding company
      Manufacturers P&C Limited                                   100               St. Michael, Provides property and casualty and
                                                                                        Barbados financial reinsurance
         Manufacturers Life Reinsurance Limited                   100               St. Michael, Provides life and financial
                                                                                        Barbados reinsurance
         Manulife International Holdings Limited                  100          Hamilton, Bermuda Holding company
            Manulife (International) Limited                      100           Hong Kong, China Life insurance company serving Hong
                                                                                                 Kong and Taiwan
               Manulife-Sinochem Life Insurance Co. Ltd.           51            Shanghai, China Chinese life insurance company
            Manulife Asset Management (Asia) Limited              100               St. Michael, Holding company
                                                                                        Barbados
               Manulife Asset Management (Hong Kong)              100           Hong Kong, China Hong Kong investment management and
                  Limited                                                                        advisory company marketing mutual
                                                                                                 funds
      Manulife Bank of Canada                                     100           Waterloo, Canada Provides integrated banking
                                                                                                 products and service options not
                                                                                                 available from an insurance company
      Manulife Canada Ltd.                                        100           Waterloo, Canada Canadian life insurance company
         FNA Financial Inc.                                       100            Toronto, Canada Holding company
      Elliott & Page Limited                                      100            Toronto, Canada Investment counseling, portfolio
                                                                                                 and mutual fund management in
                                                                                                 Canada
      First North American Insurance Company                      100            Toronto, Canada Canadian property and casualty
                                                                                                 insurance company
      NAL Resources Management Limited                            100            Calgary, Canada Management company for oil and gas
                                                                                                 properties
      Manulife Securities International Ltd.                      100           Waterloo, Canada Mutual fund dealer for Canadian
                                                                                                 operations
      Regional Power Inc.                                        83.5           Montreal, Canada Operator of hydro-electric power
                                                                                                 projects
         MLI Resources Inc.                                       100            Calgary, Canada Holding company for oil and gas
                                                                                                 assets and Japanese operations
      Manulife Life Insurance Company                             100               Tokyo, Japan Japanese life insurance company
      P.T. Asuransi Jiwa Manulife Indonesia                        95                   Jakarta, Indonesian life insurance company
                                                                                       Indonesia
         P.T. Manulife Aset Manajemen Indonesia                  95.3                   Jakarta, Indonesian investment management
                                                                                       Indonesia and advisory company marketing
                                                                                                 mutual funds
      The Manufacturers Life Insurance Co. (Phils.), Inc.         100                    Manila, Filipino life insurance company
                                                                                     Philippines
      Manulife (Singapore) Pte. Ltd.                              100                  Singapore Singaporean life insurance company
      Manulife (Vietnam) Limited                                  100          Ho Chi Minh City, Vietnamese life insurance company
                                                                                         Vietnam
      Manulife Insurance (Thailand) Public Company Limited       97.9          Bangkok, Thailand Thai life insurance company
      Manulife Europe Ruckversicherungs-Aktiengesellschaft        100           Cologne, Germany European property and casualty
                                                                                                 reinsurance company
      MFC Global Fund Management (Europe) Limited                 100            London, England Holding company
         MFC Global Fund Investment Management (Europe)           100            London, England Investment management company for
            Limited                                                                              Manulife Financial's international
                                                                                                 funds

AS AT DECEMBER 31, 2006                                     OWNERSHIP  EQUITY
(Unaudited, Canadian $ in millions)                        PERCENTAGE INTEREST           ADDRESS DESCRIPTION
-----------------------------------                        ---------- --------           ------- -----------
MANULIFE FINANCIAL CORPORATION                                                   Toronto, Canada Publicly traded stock life
                                                                                                 insurance company
   JOHN HANCOCK HOLDINGS (DELAWARE) LLC                           100 $11,547        Wilmington, Holding company
                                                                                Delaware, U.S.A.
      John Hancock Financial Services, Inc.                       100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
         John Hancock Life Insurance Company                      100                    Boston, Leading U.S. based financial
                                                                                  Massachusetts, services company that offers a
                                                                                          U.S.A. diverse range of financial
                                                                                                 protection products and wealth
                                                                                                 management services
            John Hancock Variable Life Insurance Company          100                    Boston, U.S. based life insurance company
                                                                                  Massachusetts, that provides variable and
                                                                                          U.S.A. universal life insurance policies,
                                                                                                 and annuity products in all states
                                                                                                 in the U.S. except New York
            P.T. Asuransi Jiwa John Hancock Indonesia            96.2                   Jakarta, Indonesian life insurance company
                                                                                       Indonesia
            Independence Declaration Holdings LLC                 100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
               Declaration Management & Research LLC              100          McLean, Virginia, Provides institutional investment
                                                                                          U.S.A. advisory services
            John Hancock Subsidiaries LLC                         100                Wilmington, Holding company
                                                                                Delaware, U.S.A.
               John Hancock Financial Network, Inc.               100                    Boston, Financial services distribution
                                                                                  Massachusetts, organization
                                                                                           U.S.A
               The Berkeley Financial Group, LLC                  100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                           U.S.A
                  John Hancock Funds LLC                          100                    Boston, Mutual fund company
                                                                                  Massachusetts,
                                                                                           U.S.A
               Hancock Natural Resource Group, Inc.               100                    Boston, Manager of globally diversified
                                                                                  Massachusetts, timberland and agricultural
                                                                                           U.S.A portfolios for public and corporate
                                                                                                 pension plans, high net-worth
                                                                                                 individuals, foundations and
                                                                                                 endowments
      John Hancock International Holdings, Inc.                   100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
         Manulife Insurance (Malaysia) Berhad                    45.8              Kuala Lumpur, Malaysian life insurance company
                                                                                        Malaysia
      John Hancock International, Inc.                            100                    Boston, Holding company
                                                                                  Massachusetts,
                                                                                          U.S.A.
         John Hancock Tianan Life Insurance Company                50            Shanghai, China Chinese life insurance company

Item 27. Number of Contract Owners.

As of MARCH 31, 2007, there were no qualified and no non-qualified contracts of the series offered hereby outstanding.

Item 28. Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Life Insurance Company Variable Annuity Account H       Principal Underwriter
John Hancock Life Insurance Company Variable Annuity Account U       Principal Underwriter
John Hancock Life Insurance Company Variable Annuity Account V       Principal Underwriter
John Hancock Life Insurance Company Variable Life Account UV         Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account I      Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account JF     Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account S      Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account U      Principal Underwriter
John Hancock Variable Life Insurance Company Variable Account V      Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC) and the following officers of John Hancock Life Insurance Company (U.S.A.) have power to act on behalf of JHD LLC: John DesPrez III* (Chairman and President), Marc Costantini* (Executive Vice President and Chief Financial Officer) and Jonathan Chiel* (Executive Vice President and General Counsel). The board of managers of JHD LLC (consisting of Marc Costantini*, Kevin Hill*, Steve Finch***, Katherine MacMillan** and Christopher M. Walker**) may also act on behalf of JHD LLC.

*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company ("Manulife"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

a. Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

     John Hancock Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration Statement and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this first day of May 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT A
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
    (Depositor)


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the first day of May 2007.

Signature                               Title
---------                               -----


/s/ James D. Gallagher                  Chairman and President
-------------------------------------   (Principal Executive Officer)
James D. Gallagher


/s/ Yiji Starr                          Vice President and CFO
-------------------------------------   (Principal Financial Officer)
Yiji Starr


/s/ Patrick Gill                        Controller
-------------------------------------   (Principal Accounting Officer)
Patrick Gill


         *                              Director
-------------------------------------
Thomas Borshoff


         *                              Director
-------------------------------------
Marc Costantini


         *                              Director
-------------------------------------
Steven A. Finch


         *                              Director
-------------------------------------
Ruth Ann Fleming


         *                              Director
-------------------------------------
William P. Hicks III


         *                              Director
-------------------------------------
Katherine MacMillan


         *                              Director
-------------------------------------
Neil M. Merkl


                                        Director
-------------------------------------
Lynne Patterson


         *                              Director
-------------------------------------
Bradford J. Race, Jr.


         *                              Director
-------------------------------------
Diana Scott


         *                              Director
-------------------------------------
Bruce R. Speca


         *                              Director
-------------------------------------
Robert L. Ullmann


*/s/ Arnold R. Bergman                  Chief Counsel - Annuities
-------------------------------------
Arnold R. Bergman
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

   ITEM NO.                               DESCRIPTION
   --------                               -----------
24(b)6(a)(iv)   Certificate of Amendment of the Declaration of Intention and
                Charter of John Hancock Life Insurance Company of New York dated
                January 1, 2005

 24(b)6(a)(v)   Certificate of Amendment of the Declaration of Intention and
                Charter of John Hancock Life Insurance Company of New York dated
                August 10, 2006

  24(b)6(b)     By-laws of John Hancock Life Insurance Company of New York, as amended and restated as of July 31, 2006

   24(b)10      Consent of Independent Registered Public Accounting Firm